UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-07989

                             Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street

                                     Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

David B. Lippman

Metropolitan West Funds

865 South Figueroa Street

                                     Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end:  March 31

Date of reporting period:  September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMI-ANNUAL REPORT

September 30, 2013 (Unaudited)

METROPOLITAN WEST FUNDS

Ultra Short Bond Fund

Low Duration Bond Fund

Intermediate Bond Fund

Total Return Bond Fund

High Yield Bond Fund

Unconstrained Bond Fund

Floating Rate Income Fund

Strategic Income Fund

AlphaTrak 500 Fund

Metropolitan West Funds	September 30, 2013 (Unaudited)

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

Thank you for your continued investment with the Metropolitan West Funds. Due to your ongoing sponsorship and market appreciation over the reporting period, assets across the Funds grew to over $31 billion by the end of September 2013.

We continue to be measured in the management of the Funds, both from the perspective of the underlying investments and the composition of the Fund family. Historically, we have chosen to be very selective in the addition of new vehicles to the complex. The Metropolitan West Unconstrained Bond Fund, rolled out in late 2011, served as a natural extension of our capabilities to prepare for an increase in interest rate sensitivity among investors, especially after so many years of accommodation by the US Federal Reserve. Following in this path, we are pleased to include our newest offering, the Metropolitan West Floating Rate Income Fund, in this Semi-Annual Report. Employing the same type of bottom-up research capability as our other strategies, the Floating Rate Income Fund seeks opportunities primarily from the $850 billion market for leveraged loans and high yield floating rate debt, in seeking attractive risk-adjusted yield with more limited interest rate risk than market duration strategies.

The September 30, 2013 Semi-Annual Report for the Metropolitan West Funds covers the following:

Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX), Administrative-Class (MWTNX), Plan-Class (MWTSX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Unconstrained Bond Fund	M-Class (MWCRX), I Class (MWCIX)
Metropolitan West Floating Rate Income Fund	M-Class (MWFLX), I Class (MWFIX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I Class (MWSIX)
Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)

Economic Review and Market Environment

Since the middle of the second quarter markets have been shaped first, by the Federal Reserve’s (Fed) hints at changes to the contours of its latest Quantitative Easing (QE) program and then, by investor anticipation of the consequences of those changes. As a result, a five-month stretch ensued whereby the 10-Year US Treasury yield bottomed at 1.63% on May 2 only to race to just under 3% on September 5, a run-up of nearly 140 basis points (bps) in just a few months, reminiscent of 1994 and 2003 experiences. In tandem with the US Treasury volatility, risk premiums increased across the non-government fixed income sectors, atypically amplifying downside performance (mostly a second quarter occurrence) due to the uncertainty before recovering, particularly in July. However, before the Fed could execute on its telegraphed taper, a pair of uninspiring jobs reports in August and September (along with some fairly significant back-month revisions to the downside) led markets to begin factoring in an alteration to the Fed’s plans, namely a continuation of agency mortgage-backed securities (MBS) purchases and a less-than-expected cut to the US Treasury purchases. So while some moderation of the Fed’s taper plan was being priced in between early September and the mid-month Federal Open Market Committee (FOMC) meeting, markets were still surprised by the inaction of the September 18 meeting, and rallied sharply in the immediate aftermath with the 10-Year yield falling nearly 40 bps to 2.65% and equities, high yield, and emerging markets trading up significantly.

As the quarter came to a close, US Treasury yields continued to decline, albeit at a tempered pace, and the rise in equities faded as the market’s attention shifted to the impending government shutdown and debt ceiling debate. Nevertheless, equities finished the quarter up 5% and US Treasury yields maintained some of July and August’s increase: 10 and 30-Year yields closed at 2.61% and 3.69%, up 12 and 19 bps, respectively, while yields for 5-Year maturities and shorter fell modestly. The late-September rally spurred bond indexes to marginally positive returns for the quarter, though four straight months of negative returns to the US Treasury index from May through August have kept nearly all fixed income indexes in negative territory on a year-to-date basis. Significant exceptions to that have been high yield corporates (+3.7%) and non-agency MBS (> +5%) thus far in 2013. Within the bounds of the Barclays Aggregate Index, corporates gained 0.8% for the quarter with yield spreads down by approximately 10 bps. Financials (+1.5%) were the best performing corporate credits, largely due to the banking sub-sector where a conservative regulatory environment has helped capital ratios continue on a steadily increasing trend. Conversely, industrials (+0.5%) trailed as the sector has seen rising leverage with large leveraged buyouts (LBOs) starting to make their cyclical appearance.

Among securitized issues, beyond the generous performance of non-agency MBS, agency mortgages were positive (+1%) but volatile during the quarter, particularly lower coupon issues where Fed buying has the most impact. Commercial MBS (CMBS) also returned

1 / Semi-Annual Report September 2013

just over 1%, with slight spread narrowing as ongoing modifications and an increase in refinancing activity helped to reduce delinquencies. In addition, new issuances were lighter than expected for the quarter due to marketing delays for deals expected to price in September, however, on a year-to-date basis, the pace of new private label and agency CMBS issuance far exceeds that of 2012. Asset-backed securities (ABS) lagged the overall fixed-income market with a modest 0.2% return. Yield spreads widened as new issue supply (largely auto and credit card related) outpaced light summer trading volumes.

The Economy and Market Ahead

While the significant rate rise from May to September suggested a quickening pace of economic expansion, the data continued to indicate a sluggish pace of growth without any indicators of a breakout. Weak employment growth remains a significant concern, with an optically improving unemployment rate masking what has become an alarming decrease in workforce participation, now at a 35-year low. The failure in this specific objective of the last round of QE, even as asset prices continued to climb, likely played a significant role in the Fed’s May hints at a forthcoming taper, so the passing of the September meeting without action wasn’t only surprising, it brought substantial risk to the central bank’s credibility. As a result, the Ben Bernanke Fed, which promised better visibility into the decision-making process, gets set to give way to a JanetYellen Fed (as President Obama’s nominee) under a cloud of uncertainty, which could lead to an extended period of distorted asset prices, heighten intermediate to longer term inflationary risks, and generate increased volatility as investors seek to prepare for the ultimate unwind of longstanding monetary accommodation.

In anticipation of this volatility, the Funds remain disciplined in their effort to reduce risk during periods of solid performance and selectively add back good risk-adjusted yield opportunities during periods of volatility. Positioning continues to reflect a view that interest rate pressures will heighten over time and that the credit cycle continues to age, informing a wariness of developments that may compromise quality. As such, the Fund maintains less interest rate risk via a duration position of approximately one year short of the index, and an underweight to US Treasuries in favor of select non-government fixed income asset classes. However, wariness of the aging credit cycle means that US Treasury exposure may increase as a placeholder for liquidity and relative value, especially as the Fed’s missed opportunity runs the risk of pushing prices ahead of fundamental value.

The Funds, where suitable, have retained a constructive view on non-agency MBS with an overweight, particularly floating rate issues which offer better total return potential and protection from higher interest rates. Although the return potential is lower than in previous years, an ongoing improvement in housing fundamentals and favorable technicals, i.e., limited new supply and strong demand, should be supportive. Agency MBS remains a liquid alternative to US Treasury securities, though rate risks, extending duration and the mammoth influence of the Fed informs caution and thus a slight underweight to agency MBS pass-throughs versus the index, while maintaining a lower coupon emphasis which provides better protection from prepayment risk. CMBS and ABS also appear relatively attractive, though only in select parts of each market. While vintage is an important component of issue selection among CMBS – avoid 2006-2007 vintage CMBS given weak underwriting standards during that period in favor of seasoned and newer issues that appear to have stronger underlying structures – collateral type drives the distinction in ABS issue selection. Index ABS such as credit cards and auto loan ABS offer little yield premium over Treasuries, while non-index collateral types such as student loans appear to provide higher quality cash flows, often with floating rates.

Corporate credit has become less attractive with leverage rising and yield spreads narrowing, thus informing a slight underweight, particularly among unregulated industrial credits. However, financials and utilities continue to represent an overweight as both are protected from increasing leverage due to regulatory oversight. While the financial sector may experience a drag from reduced earnings as net interest margins (the difference between what a bank pays on deposits and what it earns from loans) continue to decline, the sector remains relatively attractive given improving capital ratios and a conservative regulatory environment. Outside of the investment grade space, bank loans and high yield corporates remain a modest allocation, with a tilt toward issues that are higher in the capital structure and have shorter durations to reduce exposure to interest rate volatility.

Data sources for the discussion above include Bloomberg, Barclays, and Merrill Lynch.

Fund Results

General Performance Commentary

With US Treasury rates moving higher over the past six months, particularly for maturities beyond five years, fixed income strategies beyond short duration were challenged to produce positive returns. Relative to the benchmarks for the broadly diversified Funds, notably Total Return, Intermediate and Low Duration, however, outperformance was generated, as (1) a defensive duration profile, (2) an underweight to lagging Government issues, and (3) a continuing emphasis to non-agency residential MBS, which have benefitted from good supply-demand dynamics and ongoing housing market improvement.

The High Yield Fund generated positive performance over the past six months, just shy of the benchmark return, as a tilt toward higher quality weighed slightly on performance with lower-rated cohorts pacing the markets thus far in 2013. Nevertheless, the risk-adjusted return profile for the Fund remains very appealing, as the credit cycle ages and informs a more cautious profile. In its first quarter of operation, the Floating Rate Income Fund generated returns of nearly 2%, as the early inflows to the Fund provided the basis for selective deployment of capital.

Semi-Annual Report September 2013 / 2

Finally, while the Unconstrained Fund, the Strategic Income Fund, the Ultra Short Fund and AlphaTrak 500 Fund all posted index-like performance over the past six months, the year-over-year results have been favorable to the respective benchmarks, as security-level contributions from the corporate and non-agency RMBS sectors have proved additive over the course of the last twelve months. The AlphaTrak 500 Fund has also benefitted from the buoyant S&P 500 return to gain more than 8% in the past six months and more than 20% in the past twelve months ended September 30, 2013.

The performance data presented below represents past performance and is no guarantee of future results. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Performance data current to the most recent month end is available on the Fund’s website at TCW.com. Investment returns and principal value will fluctuate with market conditions. The value of an investment in the Fund, when redeemed, may be worth more or less than its original purchase cost.

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

	Performance Through September 30, 2013
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	0.14%	1.30%	2.69%	3.28%	2.18%	2.36%
Merrill Lynch 1-Year U.S. Treasury Index	0.17%	0.31%	0.37%	0.87%	2.09%	2.07%
MWUIX (Inception: July 31, 2004)	-0.02%	1.46%	2.77%	3.45%	–	2.00%
Merrill Lynch 1-Year U.S. Treasury Index	0.17%	0.31%	0.37%	0.87%	–	2.21%

For MWUSX, the total expense ratio is 0.64% and the net expense ratio is 0.50%. For MWUIX, the total expense ratio is 0.48% and the net expense ratio is 0.34%.

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

	Performance Through September 30, 2013
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	0.40%	2.44%	3.78%	5.19%	3.41%	4.40%
Merrill Lynch 1-3 Year U.S. Treasury Index	0.18%	0.36%	0.71%	1.62%	2.57%	3.95%
MWLIX (Inception: March 31, 2000)	0.50%	2.51%	3.98%	5.39%	3.60%	3.99%
Merrill Lynch 1-3 Year U.S. Treasury Index	0.18%	0.36%	0.71%	1.62%	2.57%	3.55%
MWLNX (Inception: September 22, 2009)	0.25%	2.12%	3.58%	–	–	6.02%
Merrill Lynch 1-3 Year U.S. Treasury Index	0.18%	0.36%	0.71%	–	–	1.19%

For MWLDX, the total expense ratio is 0.57% and the net expense ratio is 0.57%. For MWLIX, the total expense ratio is 0.38% and the net expense ratio is 0.38%. For MWLNX, the total expense ratio is 0.77% and the net expense ratio is 0.77%.

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

	Performance Through September 30, 2013
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	-0.51%	1.54%	4.65%	7.90%	5.46%	5.43%
Barclays U.S. Intermediate Government/Credit Index	-1.10%	-0.49%	2.41%	4.95%	4.09%	3.99%
MWIIX (Inception: June 28, 2002)	-0.50%	1.65%	4.83%	8.13%	5.67%	6.52%
Barclays U.S. Intermediate Government/Credit Index	-1.10%	-0.49%	2.41%	4.95%	4.09%	4.58%

For MWIMX, the total expense ratio is 0.69% and the net expense ratio is 0.65%. For MWIIX, the total expense ratio is 0.48% and the net expense ratio is 0.44%.

3 / Semi-Annual Report September 2013

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), Administrative-Class (MWTNX), Plan-Class (MWTSX)

	Performance Through September 30, 2013
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	-1.20%	1.17%	5.29%	9.07%	6.71%	7.19%
Barclays U.S. Aggregate Bond Index	-1.77%	-1.68%	2.86%	5.41%	4.59%	5.91%
MWTIX (Inception: March 31, 2000)	-1.10%	1.38%	5.51%	9.30%	6.93%	7.11%
Barclays U.S. Aggregate Bond Index	-1.77%	-1.68%	2.86%	5.41%	4.59%	5.73%
MWTNX (Inception: December 18, 2009)	-1.39%	0.88%	5.05%	–	–	6.79%
Barclays U.S. Aggregate Bond Index	-1.77%	-1.68%	2.86%	–	–	4.08%
MWTSX (Inception: August 1, 2011)	-1.17%	1.27%	–	–	–	5.61%
Barclays U.S. Aggregate Bond Index	-1.77%	-1.68%	–	–	–	2.57%

For MWTRX, the total expense ratio is 0.61% and the net expense ratio is 0.61%. For MWTIX, the total expense ratio is 0.40% and the net expense ratio is 0.40%. For MWTNX, the total expense ratio is 0.81% and the net expense ratio is 0.81%. For MWTSX, the total expense ratio is 0.40% and the net expense ratio is 0.39%.

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

	Performance Through September 30, 2013
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	0.55%	6.31%	7.11%	12.14%	8.17%	10.40%
Barclays U.S. Corporate High Yield Index - 2% Issuer Cap	0.81%	7.14%	9.16%	13.51%	8.84%	10.57%
MWHIX (Inception: March 31, 2003)	0.68%	6.68%	7.37%	12.42%	8.43%	9.38%
Barclays U.S. Corporate High Yield Index - 2% Issuer Cap	0.81%	7.14%	9.16%	13.51%	8.84%	9.68%

For MWHYX, the total expense ratio is 0.81% and the net expense ratio is 0.79%. For MWHIX, the total expense ratio is 0.57% and the net expense ratio is 0.54%.

Metropolitan West Unconstrained Bond Fund

M-Class (MWCRX), I-Class (MWCIX)

	Performance Through September 30, 2013
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCRX (Inception: October 1, 2011)	0.04%	3.75%	–	–	–	12.70%
Merrill Lynch U.S. LIBOR 3-Month Average Index	0.14%	0.31%	–	–	–	0.39%
MWCIX (Inception: October 1, 2011)	0.08%	3.83%	–	–	–	12.87%
Merrill Lynch U.S. LIBOR 3-Month Average Index	0.14%	0.31%	–	–	–	0.39%

For MWCRX, the total expense ratio is 1.35% and the net expense ratio is 0.99%. For MWCIX, the total expense ratio is 1.10% and the net expense ratio is 0.75%.

Metropolitan West Floating Rate Income Fund

M-Class (MWFLX), I-Class (MWFIX)

Performance Through September 30, 2013
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFLX (Inception: June 28, 2013)	–	–	–	–	–	1.79%[1]
Barclays U.S. Corporate High Yield Index - 2% Issuer Cap	–	–	–	–	–	1.21%[1]
MWFIX (Inception: June 28, 2013)	–	–	–	–	–	1.83%[1]
Barclays U.S. Corporate High Yield Index - 2% Issuer Cap	–	–	–	–	–	1.21%[1]

1 Non-Annualized; Cumulative return for the period June 28, 2013 through September 30, 2013.

Semi-Annual Report September 2013 / 4

For MWFLX, the total expense ratio is 2.30% and the net expense ratio is 0.85%. For MWFIX, the total expense ratio is 2.05% and the net expense ratio is 0.65%.

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

	Performance Through September 30, 2013
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	0.28%	4.68%	6.05%	8.71%	4.34%	5.01%
Merrill Lynch 3-Month U.S. Treasury Index + 2%	1.04%	2.09%	2.11%	2.18%	3.74%	3.72%
MWSIX (Inception: March 31, 2004)	0.28%	4.94%	6.32%	8.95%	–	4.01%
Merrill Lynch 3-Month U.S. Treasury Index + 2%	1.04%	2.09%	2.11%	2.18%	–	3.78%

For MWSTX, the total expense ratio is 2.16% and the net expense ratio is 2.16%. For MWSIX, the total expense ratio is 1.91% and the net expense ratio is 1.91%.

Metropolitan West AlphaTrak 500 Fund

(MWATX)

	Performance Through September 30, 2013
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	8.65%	21.18%	18.45%	12.30%	7.26%	4.52%
Standard & Poor’s 500 Index	8.31%	19.34%	16.35%	10.07%	7.59%	4.51%

For MWATX, the total expense ratio is 2.94% and the net expense ratio is 0.91%.

A Disciplined Value Philosophy

Now, as much as ever, MetWest remains committed to an investment approach that emphasizes a long-term perspective and an understanding that, at times, market pricing can and will become disconnected to fundamental value. At other times, such as now, it is important to understand that adhering to discipline is a critical risk-control mechanism for Fund management to protect from downside performance. At all times, diversification is a cornerstone to portfolio construction, not only in the traditional manner of allocating across maturities and issues, but also in the decisions – duration, yield curve positioning, sector allocation and security selection – that drive Fund returns through time. While market conditions change constantly, our process is steadfast and vigilant to opportunities that bring and protect value.

Again, we thank you for your continued support of the Metropolitan West Funds and look forward to the ongoing opportunity to meet your investment objectives.

Sincerely,

David B. Lippman

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

Bond Funds have similar interest rates, issues, and credit risks as those associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the funds include derivatives risk, foreign securities risk, asset-backed securities risk, and prepayment risk. The High Yield Bond Fund is a non-diversified fund which purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including“leverage risk”.The Strategic Income Fund is also a non-diversified fund which engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The AlphaTrak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

5 / Semi-Annual Report September 2013

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the value of the Fund’s investments in foreign securities on changing currency values, political and economic environments in the countries where the Fund invests. Asset-backed securities risk refers to certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Prepayment risk refers to the possibility that falling interest rates may cause the owners of the underlying to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of the Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage Risk refers to the limited ability of Fund to borrow from broker-dealers or other institutions to leverage a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding which could create interest expenses that can exceed the income from the assets retained.

The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses for the Metropolitan West Ultra Short Bond Fund, Intermediate Bond Fund, Total Return Bond Fund (Plan Class), HighYield Bond Fund, Unconstrained Bond Fund and AlphaTrak 500 Fund until July 31, 2014.

The views and forecasts expressed here are as of October 2013, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

Funds are distributed by Foreside Funds Distributors LLC, 400 Berwyn Park, Suite 110, 899 Cassatt Road., Berwyn, PA 19312.

This report must be preceded or accompanied by a prospectus.

Semi-Annual Report September 2013 / 6

Metropolitan West Funds

Disclosure of Fund Expenses

For the Six Months Ended September 30, 2013 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 04/01/13	Ending Account Value 09/30/13	Expense Ratio[1]	Expenses Paid During Period[2]
ULTRA SHORT BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,001.37	0.50%	$2.51
Class I	$1,000.00	$ 999.84	0.34%	$1.70
Hypothetical 5% Return
Class M	$1,000.00	$1,022.56	0.50%	$2.54
Class I	$1,000.00	$1,023.36	0.34%	$1.72
LOW DURATION BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,004.01	0.53%	$2.66
Class I	$1,000.00	$1,004.96	0.34%	$1.71
Administrative Class	$1,000.00	$1,002.51	0.73%	$3.66
Hypothetical 5% Return
Class M	$1,000.00	$1,022.41	0.53%	$2.69
Class I	$1,000.00	$1,023.36	0.34%	$1.72
Administrative Class	$1,000.00	$1,021.41	0.73%	$3.70

1	Annualized, based on the Fund’s most recent fiscal half-year expenses.
2

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 365 (to reflect the one-half year period shown).

7 / Semi-Annual Report September 2013

	Beginning Account Value 04/01/13	Ending Account Value 09/30/13	Expense Ratio[1]	Expenses Paid During Period[2]
INTERMEDIATE BOND FUND
Actual Fund Return
Class M	$1,000.00	$ 994.93	0.65%	$3.25
Class I	$1,000.00	$ 995.03	0.44%	$2.20
Hypothetical 5% Return
Class M	$1,000.00	$1,021.81	0.65%	$3.29
Class I	$1,000.00	$1,022.86	0.44%	$2.23
TOTAL RETURN BOND FUND
Actual Fund Return
Class M	$1,000.00	$ 987.97	0.60%	$2.99
Class I	$1,000.00	$ 989.01	0.39%	$1.94
Administrative Class	$1,000.00	$ 986.09	0.80%	$3.98
Plan Class	$1,000.00	$ 988.33	0.39%	$1.94
Hypothetical 5% Return
Class M	$1,000.00	$1,022.06	0.60%	$3.04
Class I	$1,000.00	$1,023.11	0.39%	$1.98
Administrative Class	$1,000.00	$1,021.06	0.80%	$4.05
Plan Class	$1,000.00	$1,023.11	0.39%	$1.98
HIGH YIELD BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,005.50	0.80%	$4.02
Class I	$1,000.00	$1,006.77	0.55%	$2.77
Hypothetical 5% Return
Class M	$1,000.00	$1,021.06	0.80%	$4.05
Class I	$1,000.00	$1,022.31	0.55%	$2.79
UNCONSTRAINED BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,000.40	0.99%	$4.96
Class I	$1,000.00	$1,000.76	0.75%	$3.76
Hypothetical 5% Return
Class M	$1,000.00	$1,020.10	0.99%	$5.01
Class I	$1,000.00	$1,021.31	0.75%	$3.80

1	Annualized, based on the Fund’s most recent fiscal half-year expenses.
2

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 365 (to reflect the one-half year period shown).

Semi-Annual Report September 20138 / 8

	Beginning Account Value 04/01/13	Ending Account Value 09/30/13	Expense Ratio	Expenses Paid During Period
FLOATING RATE INCOME FUND*
Actual Fund Return
Class M	$1,000.00	$1,017.90	0.85%[1]	$ 2.14[2]
Class I	$1,000.00	$1,018.30	0.65%[1]	$ 1.64[2]
Hypothetical 5% Return
Class M	$1,000.00	$1,010.35	0.85%[1]	$ 2.13[2]
Class I	$1,000.00	$1,010.85	0.65%[1]	$ 1.63[2]
STRATEGIC INCOME FUND
Actual Fund Return
Class M	$1,000.00	$1,002.79	2.23%[3]	$11.20[4]
Class I	$1,000.00	$1,002.79	1.98%[3]	$ 9.94[4]
Hypothetical 5% Return
Class M	$1,000.00	$1,013.89	2.23%[3]	$11.26[4]
Class I	$1,000.00	$1,015.14	1.98%[3]	$10.00[4]
ALPHATRAK 500 FUND
Actual Fund Return	$1,000.00	$1,086.47	0.90%[3]	$ 4.71[4]
Hypothetical 5% Return	$1,000.00	$1,020.56	0.90%[3]	$ 4.56[4]

1	Annualized, based on the Fund’s most recent 91 days of expenses.
2	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 91 days of expenses, then divided by 365.
3	Annualized, based on the Fund’s most recent fiscal half-year expenses.
4

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 365 (to reflect the one-half year period shown).

*	The Floating Rate Income Fund Class M and Class I Shares commenced operations on June 28, 2013.

9 / Semi-Annual Report September 2013

Metropolitan West Funds

Summary of Portfolio Holdings

September 30, 2013 (Unaudited)

These tables are provided to give you a quick reference to the composition of each Fund. The “Sector Diversification” table is a percentage of net assets. The “Distribution by Quality Rating” and “Distribution by Maturity” tables are a percentage of market value. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ULTRA SHORT BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
U.S. Agency Mortgage-Backed	37.12%	AAA	74.22%	0 to 1 years	30.77%
Corporate Bonds	13.02%	AA	6.50%	1 year to 3 years	40.89%
Non-Agency Mortgage-Backed	11.83%	A	7.20%	3 years to 5 years	20.50%
U.S. Agency Discount Notes	11.47%	BBB	7.18%	5 years to 10 years	6.44%
Commercial Mortgage-Backed	10.18%	BB or below	4.89%	10 years to 20 years	1.40%
U.S. Treasury Securities	6.16%	Not rated	0.01%	20 years +	0.00%
U.S. Agency Securities	3.49%
Money Market RIC	1.99%
Asset-Backed Securities	1.38%
Commercial Paper	1.30%
Municipal Bonds	0.66%
Bank Loans	0.34%
Foreign Government Obligations	0.34%
Other *	0.72%
Total	100.00%	Total	100.00%	Total	100.00%

LOW DURATION BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	20.01%	AAA	55.65%	0 to 1 years	30.30%
Non-Agency Mortgage-Backed	18.83%	AA	10.95%	1 year to 3 years	31.46%
U.S. Agency Mortgage-Backed	15.34%	A	13.99%	3 years to 5 years	23.14%
U.S. Agency Discount Notes	12.86%	BBB	9.91%	5 years to 10 years	12.80%
Asset-Backed Securities	8.30%	BB or below	9.33%	10 years to 20 years	1.98%
Commercial Mortgage-Backed	7.50%	Not rated	0.17%	20 years +	0.32%
U.S. Treasury Securities	5.66%
Repurchase Agreements	3.67%
U.S. Agency Securities	2.89%
Commercial Paper	2.04%
Money Market RIC	1.99%
Bank Loans	0.95%
Municipal Bonds	0.69%
Foreign Government Obligations	0.55%
Other *	(1.28)%
Total	100.00%	Total	100.00%	Total	100.00%

Semi-Annual Report September 2013 / 10

INTERMEDIATE BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
U.S. Agency Mortgage-Backed	27.71%	AAA	59.91%	0 to 1 years	15.22%
Corporate Bonds	20.52%	AA	10.93%	1 year to 3 years	22.53%
U.S. Agency Discount Notes	14.88%	A	12.74%	3 years to 5 years	25.22%
U.S. Treasury Securities	14.49%	BBB	10.05%	5 years to 10 years	33.53%
Non-Agency Mortgage-Backed	14.33%	BB or below	6.37%	10 years to 20 years	2.83%
Asset-Backed Securities	7.10%	Not rated	0.00%	20 years +	0.67%
Commercial Mortgage-Backed	5.75%
U.S. Agency Securities	2.54%
Commercial Paper	1.63%
Money Market RIC	1.62%
Municipal Bonds	1.34%
Bank Loans	0.19%
U.S. Treasury Bills	0.02%
Other *	(12.12)%
Total	100.00%	Total	100.00%	Total	100.00%

TOTAL RETURN BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
U.S. Agency Mortgage-Backed	33.08%	AAA	56.78%	0 to 1 years	(4.94)%
U.S. Treasury Securities	26.15%	AA	7.93%	1 year to 3 years	15.40%
Corporate Bonds	18.90%	A	11.28%	3 years to 5 years	33.45%
Non-Agency Mortgage-Backed	16.84%	BBB	9.23%	5 years to 10 years	43.90%
Asset-Backed Securities	6.40%	BB or below	14.67%	10 years to 20 years	6.41%
Commercial Mortgage-Backed	4.04%	Not rated	0.11%	20 years +	5.78%
Municipal Bonds	2.12%
Commercial Paper	1.48%
U.S. Agency Securities	1.23%
Bank Loans	0.77%
Money Market RIC	0.46%
Foreign Government Obligations	0.32%
Repurchase Agreements	0.32%
Purchased Swaptions	0.24%
Common Stock	0.10%
U.S. Treasury Bills	0.03%
Other *	(12.48)%
Total	100.00%	Total	100.00%	Total	100.00%

11 / Semi-Annual Report September 2013

HIGH YIELD BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	78.63%	AAA	2.97%	0 to 1 years	8.69%
Bank Loans	10.83%	AA	5.05%	1 year to 3 years	2.74%
U.S. Agency Discount Notes	2.49%	A	2.43%	3 years to 5 years	13.69%
Repurchase Agreements	2.25%	BBB	5.47%	5 years to 10 years	64.19%
Money Market RIC	1.99%	BB	29.96%	10 years to 20 years	6.39%
Asset-Backed Securities	1.43%	B	41.59%	20 years +	4.30%
Common Stock	0.66%	CCC	9.29%
Preferred Stock	0.33%	CC or below	2.56%
U.S. Treasury Securities	0.29%	Not rated	0.68%
Non-Agency Mortgage-Backed	0.02%
U.S. Treasury Bills	0.01%
Other *	1.07%
Total	100.00%	Total	100.00%	Total	100.00%

UNCONSTRAINED BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Non-Agency Mortgage-Backed	24.68%	AAA	40.95%	0 to 1 years	28.41%
Corporate Bonds	22.28%	AA	8.76%	1 year to 3 years	11.53%
U.S. Agency Discount Notes	17.69%	A	9.27%	3 years to 5 years	14.88%
Asset-Backed Securities	11.78%	BBB	12.23%	5 years to 10 years	36.01%
Commercial Mortgage-Backed	7.76%	BB or below	27.51%	10 years to 20 years	6.61%
U.S. Agency Mortgage-Backed	4.97%	Not rated	1.28%	20 years +	2.56%
Money Market RIC	1.99%
U.S. Treasury Securities	1.43%
Commercial Paper	1.02%
U.S. Agency Securities	0.90%
Municipal Bonds	0.74%
Common Stock	0.73%
Foreign Government Obligations	0.61%
Bank Loans	0.46%
Mutual Funds	0.42%
U.S. Treasury Bills	0.20%
Other *	2.34%
Total	100.00%	Total	100.00%	Total	100.00%

Semi-Annual Report September 2013 / 12

FLOATING RATE INCOME FUND**
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Bank Loans	70.07%	AAA	14.86%	0 to 1 years	14.86%
U.S. Agency Discount Notes	23.08%	AA	0.00%	1 year to 3 years	0.00%
Corporate Bonds	15.48%	A	4.09%	3 years to 5 years	14.91%
Money Market RIC	1.98%	BBB	5.80%	5 years to 10 years	68.79%
Other *	(10.61)%	BB	41.16%	10 years to 20 years	0.51%
		B	33.49%	20 years +	0.93%
		CCC	0.60%
		CC or below	0.00%
		Not rated	0.00%
Total	100.00%	Total	100.00%	Total	100.00%
**The Floating Rate Income Fund commenced operations on June 28, 2013.

STRATEGIC INCOME FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Non-Agency Mortgage-Backed	39.93%	AAA	32.79%	0 to 1 years	16.36%
Asset-Backed Securities	16.99%	AA	12.67%	1 year to 3 years	16.05%
Corporate Bonds	12.18%	A	12.44%	3 years to 5 years	23.94%
U.S. Agency Discount Notes	7.10%	BBB	9.07%	5 years to 10 years	29.57%
U.S. Agency Mortgage-Backed	6.49%	BB or below	31.78%	10 years to 20 years	10.70%
Commercial Mortgage-Backed	5.68%	Not rated	1.25%	20 years +	3.38%
U.S. Treasury Securities	5.34%
Money Market RIC	2.00%
Bank Loans	1.03%
Commercial Paper	0.89%
Common Stock	0.71%
Mutual Funds	0.52%
U.S. Agency Securities	0.45%
Preferred Stock	0.41%
U.S. Treasury Bills	0.01%
Other *	0.27%
Total	100.00%	Total	100.00%	Total	100.00%

13 / Semi-Annual Report September 2013

ALPHATRAK 500 FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	21.92%	AAA	60.08%	0 to 1 years	35.52%
Non-Agency Mortgage-Backed	16.78%	AA	10.85%	1 year to 3 years	34.75%
U.S. Agency Mortgage-Backed	11.77%	A	12.27%	3 years to 5 years	19.71%
U.S. Treasury Securities	9.31%	BBB	11.82%	5 years to 10 years	6.17%
U.S. Agency Securities	9.02%	BB or below	4.88%	10 years to 20 years	2.88%
Asset-Backed Securities	8.00%	Not rated	0.10%	20 years +	0.97%
Commercial Mortgage-Backed	7.66%
U.S. Agency Discount Notes	7.50%
Money Market RIC	2.06%
Municipal Bonds	1.24%
U.S. Treasury Bills	1.13%
Other *	3.61%
Total	100.00%	Total	100.00%	Total	100.00%

* Includes cash and equivalents, futures, foreign currency exchange contracts, swaps, pending trades, Fund share transactions, interest and dividends receivable and accrued expenses payable.

The Sector Diversification is presented as a percentage of net assets. The Distribution by Quality Rating and Distribution by Maturity are presented as a percentage of market value. Credit rating distributions for each Fund were determined by giving each fixed income security the highest rating assigned by a nationally recognized statistical rating organization. If a security is not rated, the Adviser has assigned a credit rating based upon the credit rating of comparable quality-rated securities.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ most recent Form N-Q was filed for the quarter ended June 30, 2013. The Funds’Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report September 2013 / 14

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BONDS – 84.52%
ASSET-BACKED SECURITIES — 1.38%**
Bayview Commercial Asset Trust,
Series 2007-3, Class A1
0.42%	07/25/37[2,3]	$960,937	$782,437
GE Seaco Finance SRL, Series 2005-1A,
Class A (Barbados)
0.43%	11/17/20[2,3,4]	216,667	214,604
Goal Capital Funding Trust, Series 2006-1,
Class A3
0.38%	11/25/26[2]	346,943	342,360
Nelnet Student Loan Trust, Series 2012-5A,
Class A
0.78%	10/27/36[2,3]	266,966	265,761
SLM Student Loan Trust, Series 2003-12,
Class A5
0.53%	09/15/22[2,3]	444,736	442,773
SLM Student Loan Trust, Series 2013-4,
Class A
0.73%	06/25/27[2]	377,154	377,578
Triton Container Finance LLC,
Series 2006-1A, Class NOTE
0.35%	11/26/21[2,3]	126,667	124,331
Triton Container Finance LLC,
Series 2007-1A, Class NOTE
0.32%	02/26/19[2,3]	53,125	52,658

Total Asset-Backed Securities
(Cost $2,766,394)			2,602,502

BANK LOANS — 0.34%*

Health Care — 0.34%
HCA, Inc., Term Loan B4
2.93%	05/01/18[2,5]	640,641	640,125

Total Bank Loans
(Cost $640,641)

CORPORATES — 13.02%*

Automotive — 0.48%
Nissan Motor Acceptance Corp.
0.95%	09/26/16[2,3]	900,000	902,006

Banking — 2.31%
Abbey National Treasury Services
PLC/London (United Kingdom)
1.84%	04/25/14[2,4]	550,000	554,188
Bank of America N.A. (BKNT)
0.55%	06/15/17[2]	750,000	723,968
Commonwealth Bank of Australia (Australia)
0.98%	03/17/14[2,3,4]	600,000	600,307
HSBC Bank PLC (United Kingdom)
1.07%	01/17/14[2,3,4]	550,000	551,298
JPMorgan Chase Bank N.A.
0.58%	06/13/16[2]	550,000	543,791

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Banking (continued)
JPMorgan Chase Bank N.A. (BKNT)
5.88%	06/13/16	$295,000	$329,125
Lloyds TSB Bank PLC (United Kingdom)
2.62%	01/24/14[2,4]	500,000	503,527
National Australia Bank Ltd., Series REGS
(Australia)
0.99%	04/11/14[2,4]	550,000	552,002

			4,358,206

Communications — 0.85%
AT&T, Inc.
2.50%	08/15/15	650,000	669,822
Verizon Communications, Inc.
1.78%	09/15/16[2]	900,000	927,555

			1,597,377

Consumer Discretionary — 0.29%
Anheuser-Busch InBev Worldwide, Inc.,
Series FRN
0.81%	01/27/14[2]	550,000	551,059

Electric — 0.32%
NextEra Energy Capital Holdings, Inc.
1.34%	09/01/15	600,000	602,367

Energy — 1.18%
CNOOC Finance 2013 Ltd. (China)
1.12%	05/09/16[4]	500,000	497,429
Florida Gas Transmission Co. LLC
4.00%	07/15/15[3]	550,000	580,395
Petrobras Global Finance BV (Netherlands)
1.88%	05/20/16[2,4]	500,000	497,997
Trans-Canada Pipelines Ltd. (Canada)
0.93%	06/30/16[2,4]	650,000	653,658

			2,229,479

Finance — 2.42%
Citigroup, Inc.
1.23%	07/25/16[2]	800,000	807,415
5.30%	01/07/16	275,000	297,724
Ford Motor Credit Co. LLC, Series FRN
1.52%	05/09/16[2]	600,000	608,342
General Electric Capital Corp. (MTN)
0.39%	06/20/14[2]	250,000	250,298
General Electric Capital Corp.,
Series A (MTN)
0.51%	09/15/14[2]	300,000	300,825
General Electric Capital Corp.,
Series G (MTN)
0.92%	07/12/16[2]	500,000	501,668
Goldman Sachs Group, Inc.
1.26%	02/07/14[2]	430,000	431,259

See accompanying notes to Schedule of Portfolio Investments.

15 / Semi-Annual Report September 2013

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Goldman Sachs Group, Inc., Series B (MTN)
0.67%	07/22/15[2]	$200,000	$199,020
International Lease Finance Corp.
6.50%	09/01/14[3]	350,000	362,250
Macquarie Group Ltd. (Australia)
7.30%	08/01/14[3,4]	518,000	544,068
Morgan Stanley (MTN)
0.72%	10/18/16[2]	260,000	255,678

			4,558,547

Food — 0.27%
Kraft Foods Group, Inc.
1.62%	06/04/15	500,000	507,723

Industrials — 0.35%
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15[3,4]	650,000	661,187

Insurance — 0.68%
Farmers Insurance Exchange
6.00%	08/01/14[3]	460,000	474,964
Metropolitan Life Global Funding I
0.80%	07/15/16[2,3]	250,000	250,725
1.70%	06/29/15[3]	550,000	557,671

			1,283,360

Real Estate Investment Trust (REIT) — 3.72%
Brandywine Operating Partnership LP
7.50%	05/15/15	700,000	767,297
Camden Property Trust
5.00%	06/15/15	320,000	340,342
Colonial Realty LP
5.50%	10/01/15	600,000	648,000
Duke Realty LP
5.40%	08/15/14	670,000	695,012
HCP, Inc.
2.70%	02/01/14	600,000	603,800
6.00%	01/30/17	1,100,000	1,238,003
Kimco Realty Corp. (MTN)
5.58%	11/23/15	560,000	614,016
Nationwide Health Properties, Inc.
6.00%	05/20/15	550,000	594,736
Realty Income Corp.
5.50%	11/15/15	700,000	763,290
Weingarten Realty Investors, Series A (MTN)
4.86%	01/15/14	750,000	758,084

			7,022,580

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Transportation — 0.15%
JetBlue Airways Pass-Through Trust,
Series 2004, Class G1
0.64%	08/15/16[2]	$287,610	$275,746

Total Corporates
(Cost $24,282,828)			24,549,637

FOREIGN GOVERNMENT OBLIGATIONS — 0.34%
Foreign Government Obligations — 0.34%
Kommuninvest I Sverige AB (Sweden)
0.25%	09/12/14[2,3,4]	645,000	644,892

Total Foreign Government Obligations
(Cost $645,000)
MORTGAGE-BACKED — 59.13%**
Commercial Mortgage-Backed — 10.18%
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2004-6, Class A3
4.51%	12/10/42	88,829	89,157
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2004-6, Class A5
4.81%	12/10/42	865,000	894,018
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-4, Class A4
5.37%	07/10/45[2]	700,000	709,432
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-6, Class A4
5.36%	09/10/47[2]	535,000	572,649
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2007-2, Class A2
5.63%	04/10/49[2]	528,001	530,281
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2007-3, Class A3
5.86%	06/10/49[2]	450,000	452,025
Bear Stearns Commercial Mortgage
Securities Trust, Series 2007-PW16,
Class AAB
5.90%	06/11/40[2]	342,131	356,097
Bear Stearns Commercial Mortgage
Securities Trust, Series 2007-PW17,
Class A3
5.74%	06/11/50	348,898	360,458
Commercial Mortgage Trust,
Series 2005-CD1, Class A3
5.39%	07/15/44[2]	806,452	814,346
Commercial Mortgage Trust,
Series 2005-GG5, Class A41
5.24%	04/10/37[2]	313,207	316,041
Commercial Mortgage Trust,
Series 2006-C7, Class A4
5.95%	06/10/46[2]	800,000	874,489
Commercial Mortgage Trust,
Series 2006-C8, Class AAB
5.29%	12/10/46	329,580	334,580

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 16

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2004-C3, Class A4
4.84%	07/15/36	$395,603	$395,491
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2005-C1, Class A4
5.01%	02/15/38[2]	900,546	933,445
Credit Suisse Mortgage Capital Certificates,
Series 2006-C1, Class A3
5.57%	02/15/39[2]	750,591	763,707
GE Capital Commercial Mortgage Corp.
Trust, Series 2005-C1, Class A3
4.58%	06/10/48	349,876	354,361
GE Capital Commercial Mortgage Corp.
Trust, Series 2005-C1, Class A5
4.77%	06/10/48[2]	510,000	531,312
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2004-CBX,
Class A5
4.65%	01/12/37	460,561	462,140
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2004-CBX,
Class A6
4.90%	01/12/37	750,000	775,278
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2005-LDP2,
Class ASB
4.66%	07/15/42	295,069	301,137
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2005-LDP5,
Class A3
5.40%	12/15/44[2]	580,000	592,016
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2005-LDP5,
Class A4
5.37%	12/15/44[2]	425,000	456,548
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-CB14,
Class ASB
5.51%	12/12/44[2]	302,196	316,739
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-CB15,
Class ASB
5.79%	06/12/43[2]	295,440	308,757
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-LDP9,
Class A3S
5.24%	05/15/47[3]	270,000	270,323
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2007-LD11,
Class ASB
6.00%	06/15/49[2]	412,274	443,327
LB-UBS Commercial Mortgage Trust,
Series 2006-C1, Class A4
5.16%	02/15/31	635,000	682,367

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Merrill Lynch Mortgage Investors, Inc.,
Series 2004-KEY2, Class A4
4.86%	08/12/39[2]	$780,843	$800,418
Morgan Stanley Capital I Trust,
Series 2001-C3, Class A2
3.22%	08/15/49	650,000	680,771
Morgan Stanley Capital I Trust,
Series 2005-HQ6, Class A2A
4.88%	08/13/42	237,772	241,311
Morgan Stanley Capital I Trust,
Series 2005-T19, Class A4A
4.89%	06/12/47	545,000	576,229
Morgan Stanley Capital I Trust,
Series 2006-T23, Class A4
5.99%	08/12/41[2]	520,000	576,052
Morgan Stanley Capital I Trust,
Series 2007-HQ12, Class A2
5.76%	04/12/49[2]	1,164,603	1,183,562
Residential Accredit Loans, Inc.,
Series 2010-MB1, Class A1
2.37%	04/15/24[3]	285,900	289,046
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C15, Class A4
4.80%	10/15/41	415,000	427,966
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C31, Class A2
5.42%	04/15/47	279,853	280,421
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class A1
2.50%	02/15/44[3]	246,117	249,743

			19,196,040

Non-Agency Mortgage-Backed — 11.83%
Aames Mortgage Trust, Series 2002-1,
Class A3 (STEP)
6.48%	06/25/32	34,578	33,360
Adjustable Rate Mortgage Trust,
Series 2005-1, Class 1A1
3.84%	05/25/35[2]	828,244	701,356
Adjustable Rate Mortgage Trust,
Series 2005-11, Class 2A12
2.71%	02/25/36[2]	613,456	585,471
Adjustable Rate Mortgage Trust,
Series 2005-11, Class 2A41
2.71%	02/25/36[2]	731,466	680,439
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2005-HE4, Class M2
0.63%	05/25/35[2]	553,328	552,637
Banc of America Funding Corp.,
Series 2003-2, Class 1A1
6.50%	06/25/32	10,222	10,844

See accompanying notes to Schedule of Portfolio Investments.

17 / Semi-Annual Report September 2013

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Corp.,
Series 2006-G, Class 2A3
0.35%	07/20/36[2]	$407,591	$405,244
Banc of America Mortgage Securities, Inc.,
Series 2003-A, Class 2A2
3.18%	02/25/33[2]	3,637	3,559
BCAP LLC Trust, Series 2007-AA1,
Class 1A2
0.34%	02/25/47[2]	544,292	467,078
Centex Home Equity, Series 2005-D,
Class M1
0.61%	10/25/35[2]	575,000	553,367
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
3.08%	02/25/34[2]	152,701	149,017
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-WF2, Class MV1
0.82%	08/25/35[2]	688,199	674,352
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH2, Class A3
0.36%	03/25/37[2]	2,500,000	2,357,456
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH4, Class A2C
1.48%	07/25/37[2]	1,000,000	727,069
Conseco Financial Corp., Series 1994-1,
Class A5
7.65%	04/15/19	1,211	1,273
Conseco Financial Corp., Series 1995-8,
Class M1
7.30%	12/15/26	57,886	58,210
Countrywide Alternative Loan Trust,
Series 2004-J6, Class 2A1
6.50%	11/25/31	147,095	155,346
Credit Suisse First Boston Mortgage
Securities Corp., Series 2001-MH29,
Class A (STEP)
5.60%	09/25/31	66	66
Credit Suisse First Boston Mortgage
Securities Corp., Series 2002-AR31,
Class 4A2
3.03%	11/25/32[2]	200,000	177,444
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB4,
Class A2A (STEP)
4.94%	04/25/37	91,404	92,769
DBRR Trust, Series 2012-EZ1, Class A
0.95%	09/25/45[3]	810,513	810,143
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43[2,3]	526,095	526,918
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2004-AR3,
Class 2A2A
0.55%	07/19/44[2]	399,796	363,640

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Equifirst Mortgage Loan Trust, Series 2005-1,
Class M1
0.60%	04/25/35[2]	$570,900	$570,317
Fremont Home Loan Trust, Series 2005-C,
Class M1
0.66%	07/25/35[2]	380,806	381,562
GE Mortgage Services LLC,
Series 1998-HE1, Class A7
6.46%	06/25/28	101	101
GMAC Mortgage Corp. Loan Trust,
Series 2003-GH1, Class A5 (STEP)
5.60%	07/25/34	27,808	28,370
Green Tree Home Improvement Loan Trust,
Series 1995-F, Class B2
7.10%	01/15/21	7,332	7,330
Greenwich Capital Commercial Funding
Corp., Series 2005-GG3, Class A3
4.57%	08/10/42	231,013	232,792
GSAA Trust, Series 2006-2, Class 2A3
0.45%	12/25/35[2]	500,000	490,501
Home Equity Loan Trust, Series 2007-3,
Class APT
1.38%	11/20/36[2]	506,373	505,283
Indymac Index Mortgage Loan Trust,
Series 2004-AR12, Class A1
0.96%	12/25/34[2]	742,114	526,874
Indymac Index Mortgage Loan Trust,
Series 2004-AR6, Class 6A1
2.76%	10/25/34[2]	681,128	674,588
Indymac Manufactured Housing Contract,
Series 1998-2, Class A4
6.64%	08/25/29[2]	82,542	82,322
Irwin Home Equity Corp., Series 2003-A,
Class M2
2.83%	10/25/27[2]	64,914	63,383
JPMorgan Mortgage Trust, Series 2005-A2,
Class 9A1
2.78%	04/25/35[2]	545,620	532,583
MASTR Adjustable Rate Mortgages Trust,
Series 2004-1, Class 2A1
2.75%	01/25/34[2]	14,706	14,165
MASTR Adjustable Rate Mortgages Trust,
Series 2004-12, Class 5A1
3.12%	10/25/34[2]	790,206	713,529
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
2.66%	06/25/34[2]	21,488	19,776
MASTR Adjustable Rate Mortgages Trust,
Series 2007-2, Class A2
0.29%	03/25/47[2]	855,703	821,268
MASTR Seasoned Securities Trust,
Series 2004-1, Class 4A1
2.71%	10/25/32[2]	105,059	106,431

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 18

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch Mortgage Investors, Inc., Series
2007-C1,Class A2FL
0.49%	06/12/50[3]	$326,296	$323,127
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A1, Class 2A
2.32%	12/25/32[2]	305,682	312,870
Mid-State Trust, Series 6, Class A4
7.79%	07/01/35	33,116	36,070
ML-CFC Commercial Mortgage Trust,
Series 2006-3, Class ASB
5.38%	07/12/46[2]	128,403	128,515
Oakwood Mortgage Investors, Inc.,
Series 1998-B, Class A3
6.20%	01/15/15	765	770
Oakwood Mortgage Investors, Inc.,
Series 1998-B, Class A4
6.35%	03/15/17	38,276	38,548
Park Place Securities, Inc.,
Series 2005-WHQ2, Class A1B
0.45%	05/25/35[2]	796,099	787,197
Residential Asset Mortgage Products, Inc.,
Series 2003-RZ3, Class A6 (STEP)
3.90%	03/25/33	404,089	405,965
Residential Asset Mortgage Products, Inc.,
Series 2003-SL1, Class A11
7.12%	03/25/16	9,781	10,141
Residential Asset Mortgage Products, Inc.,
Series 2004-SL1, Class A2
8.50%	11/25/31	67,467	68,011
Residential Asset Mortgage Products, Inc.,
Series 2004-SL1, Class A8
6.50%	11/25/31	132,667	137,300
Residential Asset Securities Corp.,
Series 2004-IP2, Class 2A1
2.62%	12/25/34[2]	360,637	362,088
Residential Asset Securities Corp.,
Series 2005-KS12, Class A3
0.50%	01/25/36[2]	698,000	650,561
Residential Funding Mortgage Securities II,
Inc., Series 1999-HI6, Class AI7 (STEP)
8.60%	09/25/29	41,494	39,693
Residential Funding Mortgage Securities II,
Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25	3,573	3,535
Soundview Home Equity Loan Trust,
Series 2006-WF2, Class A2C
0.32%	12/25/36[2]	623,387	604,101
Structured Asset Investment Loan Trust,
Series 2005-5, Class M1
0.81%	06/25/35[2]	798,000	792,988
Structured Asset Securities Corp.,
Series 2001-15A, Class 4A1
2.31%	10/25/31[2]	37,659	37,710

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Terwin Mortgage Trust, Series 2004-13AL,
Class 2PX (IO)
0.34%	08/25/34[3,6]	$5,454,455	$80,514
UCFC Home Equity Loan, Series 1998-D,
Class BF1
8.96%	04/15/30[2]	1,243	587
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
1.56%	06/25/42[2]	86,994	79,388
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
2.44%	06/25/33[2]	287,539	292,399
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2005-4,
Class CB13
0.68%	06/25/35[2]	461,691	343,627
Washington Mutual MSC Mortgage
Pass-Through Certificates, Series 2003-MS9,
Class 1A
7.00%	04/25/33	3,570	3,695
Wells Fargo Home Equity Trust,
Series 2005-3, Class AII3
0.52%	11/25/35[2]	17,324	17,321
Wells Fargo Home Equity Trust,
Series 2005-4, Class AI3
0.56%	12/25/35[2]	907,676	895,428

			22,310,382

U.S. Agency Mortgage-Backed — 37.12%
Fannie Mae Pool 111643
2.07%	09/01/20[2]	15,332	15,591
Fannie Mae Pool 190656
6.50%	02/01/14	4,352	4,818
Fannie Mae Pool 254548
5.50%	12/01/32	493,108	539,477
Fannie Mae Pool 523829
8.00%	11/01/19	86,098	97,956
Fannie Mae Pool 555098
2.81%	11/01/32[2]	68,539	73,154
Fannie Mae Pool 555424
5.50%	05/01/33	314,480	344,100
Fannie Mae Pool 567002
8.00%	05/01/23	61,935	71,397
Fannie Mae Pool 646884
1.92%	05/01/32[2]	6,255	6,343
Fannie Mae Pool 647903
1.77%	04/01/27[2]	41,230	43,341
Fannie Mae Pool 648860
6.50%	05/01/17	193,379	205,576
Fannie Mae Pool 655127
7.00%	07/01/32	27,443	31,215

See accompanying notes to Schedule of Portfolio Investments.

19 / Semi-Annual Report September 2013

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 655133
7.00%	08/01/32	$32,970	$37,631
Fannie Mae Pool 655151
7.00%	08/01/32	24,290	27,486
Fannie Mae Pool 745506
5.66%	02/01/16	464,089	504,721
Fannie Mae Pool 754001
2.94%	12/01/33[2]	377,677	382,605
Fannie Mae Pool 762525
6.50%	11/01/33	60,852	68,259
Fannie Mae Pool 770900
2.31%	04/01/34[2]	359,544	381,171
Fannie Mae Pool 893489
2.45%	09/01/36[2]	89,365	94,063
Fannie Mae Pool AD0538
6.00%	05/01/24	297,086	328,441
Fannie Mae Pool AD0546
2.55%	11/01/37[2]	130,066	138,016
Fannie Mae Pool AE0443
6.50%	10/01/39	498,308	554,385
Fannie Mae Pool AL0851
6.00%	10/01/40	435,073	477,687
Fannie Mae REMICS, Series 2003-29,
Class F
0.68%	12/25/32[2]	1,214,557	1,218,240
Fannie Mae REMICS, Series 2003-64,
Class KS
9.41%	07/25/18[2]	218,762	244,645
Fannie Mae REMICS, Series 2003-90,
Class SL
16.22%	03/25/31[2]	25,297	25,717
Fannie Mae REMICS, Series 2004-38,
Class FT
0.61%	10/25/33[2]	1,577,232	1,582,860
Fannie Mae REMICS, Series 2006-84,
Class WF
0.48%	02/25/36[2]	831,823	833,979
Fannie Mae REMICS, Series 2009-111,
Class DA
5.00%	12/25/39	377,201	395,397
Fannie Mae REMICS, Series 2011-8,
Class PF
0.68%	01/25/40[2]	814,884	819,902
Fannie Mae REMICS, Series 2013-75,
Class FC
0.43%	07/25/42[2]	1,604,918	1,596,219
Fannie Mae, Series 1988-12, Class A
3.82%	02/25/18[2]	43,304	45,283
Fannie Mae, Series 1993-80, Class S
10.65%	05/25/23[2]	4,060	4,534

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 2001-42, Class SB
8.50%	09/25/31[2]	$3,744	$4,369
Fannie Mae, Series 2001-60, Class OF
1.13%	10/25/31[2]	378,495	385,909
Fannie Mae, Series 2002-30, Class FB
1.18%	08/25/31[2]	510,637	522,653
Fannie Mae, Series 2003-117, Class XF
0.53%	08/25/33[2]	769,369	769,503
Fannie Mae, Series 2003-124, Class TS
9.80%	01/25/34[2]	53,532	61,671
Fannie Mae, Series 2003-134, Class FC
0.78%	12/25/32[2]	1,768,730	1,785,083
Fannie Mae, Series 2004-60, Class FW
0.63%	04/25/34[2]	561,834	566,362
Fannie Mae, Series 2004-79, Class F
0.48%	08/25/32[2]	529,117	528,896
Fannie Mae, Series 2004-96, Class MT
7.00%	12/25/34[2]	17,457	17,721
Fannie Mae, Series 2006-56, Class FD
0.43%	07/25/36[2]	1,370,817	1,370,112
Fannie Mae, Series 2007-68, Class SC (IO)
6.52%	07/25/37[2]	651,860	88,056
Fannie Mae, Series 2008-47, Class PF
0.68%	06/25/38[2]	572,105	576,174
Fannie Mae, Series 2009-33, Class FB
1.00%	03/25/37[2]	546,695	553,859
Fannie Mae, Series 2010-109, Class PF
0.58%	10/25/40[2]	325,551	326,695
Fannie Mae, Series 2010-112, Class PI (IO)
6.00%	10/25/40	947,849	135,920
Fannie Mae, Series 2010-119, Class FK
0.68%	04/25/40[2]	1,523,088	1,529,915
Fannie Mae, Series 2010-26, Class S (IO)
6.05%	11/25/36[2]	1,798,750	258,799
Fannie Mae, Series 2010-35, Class FL
0.63%	07/25/38[2]	1,741,494	1,749,222
Fannie Mae, Series 2011-71, Class FB
0.68%	05/25/37[2]	655,160	660,318
Freddie Mac Gold Pool C90237
6.50%	11/01/18	53,711	59,466
Freddie Mac Gold Pool C90474
7.00%	08/01/21	76,355	85,117
Freddie Mac Gold Pool D93410
6.50%	04/01/19	44,087	48,882
Freddie Mac Gold Pool G13107
5.50%	07/01/20	425,166	450,251
Freddie Mac Gold Pool P20295
7.00%	10/01/29	54,858	56,613

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 20

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K701,
Class A2
3.88%	11/25/17	$1,045,000	$1,134,641
Freddie Mac Non Gold Pool 775554
2.64%	10/01/18[2]	3,517	3,492
Freddie Mac Non Gold Pool 865369
3.17%	06/01/22[2]	1,627	1,619
Freddie Mac REMICS, Series 2733,
Class FB
0.78%	10/15/33[2]	1,060,000	1,072,093
Freddie Mac REMICS, Series 2806,
Class FV
0.62%	11/15/33[2]	1,447,379	1,448,393
Freddie Mac REMICS, Series 2817,
Class FC
0.63%	07/15/31[2]	1,540,569	1,541,862
Freddie Mac REMICS, Series 3001,
Class HS
16.29%	02/15/35[2]	114,688	135,988
Freddie Mac REMICS, Series 3085,
Class FW
0.88%	08/15/35[2]	574,398	578,552
Freddie Mac REMICS, Series 3174,
Class FM
0.42%	05/15/36[2]	2,593,592	2,593,794
Freddie Mac REMICS, Series 3423,
Class FA
0.68%	06/15/36[2]	2,121,757	2,127,650
Freddie Mac REMICS, Series 3652,
Class PF
0.93%	07/15/32[2]	717,274	724,820
Freddie Mac REMICS, Series 3828,
Class TF
0.58%	04/15/29[2]	915,963	919,828
Freddie Mac REMICS, Series 3831,
Class PV
5.00%	05/15/25	1,074,677	1,156,365
Freddie Mac REMICS, Series 3877,
Class FQ
0.58%	08/15/38[2]	1,050,685	1,051,241
Freddie Mac REMICS, Series 4170,
Class FW
1.13%	01/15/33[2]	919,657	906,366
Freddie Mac Strips, Series 263, Class F5
0.68%	06/15/42[2]	992,496	995,673
Freddie Mac, Series 1526, Class L
6.50%	06/15/23	11,292	12,551
Freddie Mac, Series 2368, Class AF
1.13%	10/15/31[2]	250,915	256,031
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23	11,381	1,159

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 2657, Class LX (IO)
6.00%	05/15/18	$31,622	$929
Freddie Mac, Series 2945, Class LD
4.00%	02/15/35	159,345	167,336
Freddie Mac, Series 2971, Class AB
5.00%	05/15/20	21,211	22,235
Freddie Mac, Series 3196, Class FA
0.53%	04/15/32[2]	1,352,629	1,356,655
Freddie Mac, Series 3300, Class FA
0.48%	08/15/35[2]	414,333	414,853
Freddie Mac, Series 3325, Class NF
0.48%	08/15/35[2]	416,484	417,010
Freddie Mac, Series 3345, Class FP
0.38%	11/15/36[2]	74,049	74,090
Freddie Mac, Series 3345, Class PF
0.36%	05/15/36[2]	84,048	84,080
Freddie Mac, Series 3346, Class FA
0.41%	02/15/19[2]	1,347,109	1,347,472
Freddie Mac, Series 3626, Class MA
5.00%	02/15/30	375,531	384,654
Freddie Mac, Series 3895, Class BF
0.68%	07/15/41[2]	725,335	729,185
Freddie Mac, Series 3946, Class FG
0.53%	10/15/39[2]	1,239,988	1,243,396
Freddie Mac, Series 4109, Class KF
0.58%	05/15/32[2]	2,130,000	2,125,257
Ginnie Mae II Pool 80546
1.62%	10/20/31[2]	27,349	28,449
Ginnie Mae II Pool 80610
1.62%	06/20/32[2]	326,909	340,924
Ginnie Mae II Pool 80614
1.75%	07/20/32[2]	44,731	46,546
Ginnie Mae II Pool 80687
1.62%	04/20/33[2]	203,718	212,454
Ginnie Mae II Pool 8339
1.62%	12/20/23[2]	48,605	50,553
Ginnie Mae II Pool 8684
1.75%	08/20/25[2]	68,718	71,498
Ginnie Mae II Pool MA0331
2.50%	08/20/42[2]	873,813	896,515
Ginnie Mae, Series 2002-72, Class FB
0.58%	10/20/32[2]	531,500	535,392
Ginnie Mae, Series 2002-72, Class FC
0.58%	10/20/32[2]	506,915	510,628
Ginnie Mae, Series 2003-39, Class GF
0.53%	05/20/32[2]	227,144	227,261
Ginnie Mae, Series 2004-2, Class FW
1.58%	01/16/34[2]	332,568	355,034

See accompanying notes to Schedule of Portfolio Investments.

21 / Semi-Annual Report September 2013

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2009-66, Class UF
1.18%	08/16/39[2]	$650,760	$663,881
Ginnie Mae, Series 2009-92, Class FC
0.98%	10/16/39[2]	667,601	676,207
Ginnie Mae, Series 2010-108, Class PF
0.58%	02/20/38[2]	1,812,405	1,819,530
Ginnie Mae, Series 2010-118, Class B
2.81%	07/16/39	648,014	655,765
Ginnie Mae, Series 2011-70, Class IL (IO)
0.60%	06/16/37[2]	9,227,085	139,259
Ginnie Mae, Series 2011-80, Class BF
0.51%	06/20/36[2]	2,014,990	2,020,195
Ginnie Mae, Series 2012-10, Class FP
0.48%	01/20/41[2]	1,514,107	1,514,521
Ginnie Mae, Series 2012-13, Class KF
0.48%	07/20/38[2]	1,964,281	1,967,875
Mortgage-Linked Amortizing Notes,
Series 2012-1, Class A10
2.06%	01/15/22	961,729	972,010
NCUA Guaranteed Notes, Series 2010-R1,
Class 1A
0.63%	10/07/20[2]	1,568,402	1,578,481
NCUA Guaranteed Notes, Series 2010-R2,
Class 1A
0.55%	11/06/17[2]	1,241,521	1,246,959
NCUA Guaranteed Notes, Series 2010-R3,
Class 1A
0.74%	12/08/20[2]	1,004,580	1,017,771
NCUA Guaranteed Notes, Series 2011-C1,
Class 2A
0.71%	03/09/21[2]	1,092,635	1,100,035
NCUA Guaranteed Notes, Series 2011-R3,
Class 1A
0.58%	03/11/20[2]	756,905	761,163
NCUA Guaranteed Notes, Series 2011-R4,
Class 1A
0.56%	03/06/20[2]	566,943	568,570
NCUA Guaranteed Notes, Series 2011-R5,
Class 1A
0.56%	04/06/20[2]	955,241	957,331
NCUA Guaranteed Notes, Series 2011-R6,
Class 1A
0.56%	05/07/20[2]	269,180	269,684

			70,019,536

Total Mortgage-Backed
(Cost $111,433,328)			111,525,958

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS — 0.66%*
California — 0.28%
State of California, Taxable, Various Purpose,
Series 3
5.45%	04/01/15	$500,000	$535,555

Illinois — 0.38%
State of Illinois, Taxable Bonds
4.03%	03/01/14	300,000	303,600
4.07%	01/01/14	400,000	403,236

Total Municipal Bonds
(Cost $1,234,192)			1,242,391

U.S. AGENCY SECURITIES — 3.49%
U.S. Agency Securities — 3.49%
Fannie Mae
0.36%	06/23/14[2]	1,200,000	1,202,515
0.63%	05/23/16	1,120,000	1,118,440
0.65%	03/28/16	905,000	904,305
Federal Farm Credit Bank
0.14%	09/19/14[2]	780,000	780,547
Federal Home Loan Bank
0.55%	06/03/16	725,000	722,127
Federal Home Loan Bank (STEP)
0.75%	05/26/28	680,000	652,675
Freddie Mac
0.50%	09/14/15	1,210,000	1,209,658

Total U.S. Agency Securities
(Cost $6,618,651)			6,590,267

U.S. TREASURY SECURITIES — 6.16%
U.S. Treasury Notes — 6.16%
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.50%	04/15/15[7]	3,475,000	3,829,215
1.25%	04/15/14[7]	2,115,000	2,354,970
2.00%	07/15/14[7]	4,275,000	5,434,332

Total U.S. Treasury Securities
(Cost $11,803,428)			11,618,517

Total Bonds – 84.52%
(Cost $159,424,462)			159,414,289

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 22

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 14.76%
Commercial Paper — 1.30%
Macquarie Bank Ltd. (Australia)
0.32%[8]	10/24/13[3,4]	$955,000	$954,869
RBS Holdings USA, Inc.
0.36%[8]	01/22/14	1,500,000	1,498,851

			2,453,720

Money Market Funds — 1.99%
Dreyfus Cash Advantage Fund
0.06%[9]		1,881,000	1,881,000
DWS Money Market Series
Institutional Funds
0.05%[9]		1,881,000	1,881,000

			3,762,000

U.S. Agency Discount Notes — 11.47%
Fannie Mae
0.08%[8]	01/03/14	930,000	929,976
0.09%[8]	01/21/14	16,425,000	16,424,491
Freddie Mac
0.06%[8]	12/05/13	1,200,000	1,199,978
0.09%[8]	11/08/13	3,070,000	3,069,967

			21,624,412

Total Short-Term Investments
(Cost $27,835,151)			27,840,132

Total Investments – 99.28%

(Cost $187,259,613)[1]			187,254,421

Cash and Other Assets, Less
Liabilities – 0.72%			1,351,171

Net Assets – 100.00%			$188,605,592

Notes:

[1]	Cost for federal income tax purposes is $187,266,772 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$1,559,488
Gross unrealized depreciation	(1,571,839)

Net unrealized depreciation	$(12,351)

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2013.
[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2013, was $11,517,013, representing 6.11% of total net assets.
[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
02/04/09	HCA, Inc., Term Loan B4, 2.93%, 05/01/18	$640,641	$640,125	0.34%

[6]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $80,514, which is 0.04% of total net assets.
[7]	Inflation protected security. Principal amount reflects original security face amount.
[8]	Represents annualized yield at date of purchase.
[9]	Represents the current yield as of September 30, 2013.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(MTN): Medium-term note

(STEP): Step coupon bond

See accompanying notes to Schedule of Portfolio Investments.

23 / Semi-Annual Report September 2013

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BONDS – 80.72%
ASSET-BACKED SECURITIES — 8.30%**
Aircastle Aircraft Lease Backed Trust,
Series 2007-1A, Class G1
0.49%	06/14/37[2,3]	$4,465,307	$4,034,851
Alm Loan Funding, Series 2012-7A, Class A1
(Cayman Islands)
1.69%	10/19/24[2,3,4]	4,200,000	4,217,136
Apidos CDO II, Series 2005-2A, Class C
(Cayman Islands)
2.06%	12/21/18[2,3,4]	1,750,000	1,683,012
ARES CLO Ltd., Series 2007-12A, Class A
(Cayman Islands)
0.89%	11/25/20[3,4]	6,796,971	6,758,669
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class D
5.50%	11/20/15†	1,000,000	965,303
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class E1
6.25%	04/20/16†	1,000,000	900,303
Babcock & Brown Air Funding I Ltd.,
Series 2007-1A, Class G1 (Bermuda)
0.48%	11/14/33[2,3,4]	3,214,015	2,731,913
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
0.48%	04/25/35[2,3]	685,340	584,832
Bayview Commercial Asset Trust,
Series 2005-2A, Class A1
0.49%	08/25/35[2,3]	2,989,859	2,461,392
Bayview Commercial Asset Trust,
Series 2007-1, Class A1
0.40%	03/25/37[2,3]	574,420	459,142
Bayview Commercial Asset Trust,
Series 2007-3, Class A1
0.42%	07/25/37[2,3]	9,962,511	8,111,915
Brazos Higher Education Authority, Inc.,
Series 2003 I, Class A3
0.38%	09/26/22[2]	4,550,000	4,501,037
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
1.46%	02/25/35[2]	3,035,000	3,024,670
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
1.27%	10/27/36[2]	5,040,000	4,967,260
Castle Trust, Series 2003-1AW, Class A1
0.93%	05/15/27[2,3]	914,772	832,443
CIFC Funding Ltd., Series 2012-2A,
Class A1L (Cayman Islands)
1.66%	12/05/24[3,4]	400,000	400,771
CIFC Funding Ltd., Series 2012-2A,
Class A3L (Cayman Islands)
3.26%	12/05/24[2,3,4]	1,000,000	985,777
Cronos Containers Program Ltd.,
Series 2012-2A, Class A (Bermuda)
3.81%	09/18/27[3,4]	3,420,000	3,477,309

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Dryden XXII Senior Loan Fund, Series
2013-30A, Class A (Cayman Islands)
1.51%	11/15/253,4,†	$7,500,000	$7,459,417
GCO Education Loan Funding Trust,
Series 2006-2AR, Class A1RN
1.48%	08/27/462,3,†	10,270,000	9,705,288
GCO Education Loan Funding Trust,
Series 2007-1A, Class A5L
0.33%	05/25/23[2,3]	2,918,004	2,876,867
GE Business Loan Trust, Series 2004-2A,
Class A
0.40%	12/15/32[2,3]	5,059,886	4,771,650
GE Business Loan Trust, Series 2005-1A,
Class A3
0.43%	06/15/33[2,3]	2,385,599	2,233,539
GE Seaco Finance SRL, Series 2004-1A,
Class A (Barbados)
0.48%	04/17/19[2,3,4]	387,917	385,685
GE Seaco Finance SRL, Series 2005-1A,
Class A (Barbados)
0.43%	11/17/20[2,3,4]	2,931,500	2,903,595
Goal Capital Funding Trust, Series 2006-1,
Class A3
0.38%	11/25/26[2]	4,901,809	4,837,044
Goal Capital Funding Trust, Series 2006-1,
Class B
0.71%	08/25/42[2]	4,704,734	4,200,502
Highland Loan Funding Ltd., Series 1A,
Class A2A (Cayman Islands)
0.94%	08/01/14[2,3,4]	698,754	694,315
ING Investment Management Ltd.,
Series 2012-4A, Class A1 (Cayman Islands)
1.66%	10/15/23[2,3,4]	4,550,000	4,558,245
Latitude CLO II Corp., Series 2006-2A,
Class A2 (Cayman Islands)
0.58%	12/15/18[2,3,4]	5,000,000	4,886,870
LCM VI Ltd., Series 6A, Class A
(Cayman Islands)
0.49%	05/28/19[3,4]	5,969,000	5,805,348
MSIM Peconic Bay, Ltd., Series 2007-1A,
Class C (Cayman Islands)
2.27%	07/20/19[3,4]	3,170,000	3,167,608
National Collegiate Student Loan Trust,
Series 2006-3, Class A3
0.33%	10/25/27[2]	2,740,248	2,606,970
National Collegiate Student Loan Trust,
Series 2007-1, Class A3
0.42%	07/25/30[2]	2,200,000	1,779,908
National Collegiate Student Loan Trust,
Series 2007-4, Class A2A3
3.68%	12/26/25[2]	1,250,000	1,249,225
Nelnet Student Loan Trust, Series 2007-1,
Class A1
0.27%	11/27/18[2]	747,747	745,895

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 24

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Series 2012-5A,
Class A
0.78%	10/27/36[2,3]	$4,391,132	$4,371,317
Nelnet Student Loan Trust, Series 2013-1A,
Class A
0.78%	06/25/41[2,3]	6,408,452	6,359,559
Neptune Finance CCS Ltd., Series 2008-1A,
Class A (Cayman Islands)
0.88%	04/20/20[2,3,4]	1,675,785	1,673,626
North Carolina State Education Authority,
Series 2011-1, Class A3
1.17%	10/25/41[2]	5,500,000	5,284,895
Northstar Education Finance, Inc.
0.36%	04/28/30[2]	5,605,000	5,349,757
Oak Hill Credit Partners, Series 2012-7A,
Class A (Cayman Islands)
1.68%	11/20/23[2,3,4]	4,400,000	4,411,669
Octagon Investment Partners XI Ltd.,
Series 2007-1X, Class A1B
0.52%	08/25/21[5]	3,750,000	3,646,777
OHA Loan Funding Ltd., Series 2012-1A,
Class A (Cayman Islands)
1.66%	01/23/25[3,4]	7,000,000	7,032,375
SLC Student Loan Trust, Series 2004-1,
Class B
0.55%	08/15/31[2]	2,290,100	2,028,657
SLC Student Loan Trust, Series 2007-1,
Class A4
0.32%	05/15/29[2]	8,000,000	7,672,240
SLM Student Loan Trust, Series 2003-12,
Class A5
0.53%	09/15/22[2,3]	6,824,671	6,794,548
SLM Student Loan Trust, Series 2004-2,
Class B
0.74%	07/25/39[2]	2,620,034	2,360,122
SLM Student Loan Trust, Series 2004-5A,
Class A5
0.87%	10/25/23[2,3]	7,000,000	7,026,867
SLM Student Loan Trust, Series 2004-7,
Class A5
0.44%	01/27/20[2]	686,596	683,163
SLM Student Loan Trust, Series 2004-9,
Class A5
0.42%	01/27/20[2]	171,725	170,711
SLM Student Loan Trust, Series 2004-A,
Class A3
0.65%	06/15/33[2]	1,900,000	1,698,807
SLM Student Loan Trust, Series 2004-B,
Class A3
0.58%	03/15/24[2]	5,100,000	4,434,935
SLM Student Loan Trust, Series 2004-B,
Class A4
0.68%	09/15/33	2,050,000	1,630,098

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2005-2,
Class A5
0.36%	04/27/20[2]	$3,511,753	$3,498,814
SLM Student Loan Trust, Series 2005-4,
Class B
0.45%	07/25/40[2]	3,199,600	2,771,887
SLM Student Loan Trust, Series 2006-2,
Class A6
0.44%	01/25/41[2]	6,000,000	5,226,603
SLM Student Loan Trust, Series 2006-4,
Class A4
0.35%	04/25/23[2]	1,843,636	1,842,960
SLM Student Loan Trust, Series 2006-8,
Class A6
0.43%	01/25/41[2]	6,000,000	5,226,696
SLM Student Loan Trust, Series 2006-B,
Class A5
0.52%	12/15/39[2]	1,400,000	1,161,951
SLM Student Loan Trust, Series 2007-2,
Class A2
0.27%	07/25/17[2]	2,225,112	2,219,209
SLM Student Loan Trust, Series 2007-7,
Class A3
0.51%	04/25/17[2]	7,000,000	6,965,940
SLM Student Loan Trust, Series 2008-5,
Class A3
1.57%	01/25/18[2]	6,100,000	6,161,869
SLM Student Loan Trust, Series 2008-5,
Class A4
1.97%	07/25/23[2]	7,000,000	7,325,657
SLM Student Loan Trust, Series 2012-5,
Class A2
0.48%	06/25/19[2]	575,000	573,011
SLM Student Loan Trust, Series 2012-6,
Class A2
0.46%	09/25/19[2]	485,000	482,803
SLM Student Loan Trust, Series 2012-7,
Class A3
0.83%	05/26/26[2]	4,460,000	4,421,039
SLM Student Loan Trust, Series 2013-4,
Class A
0.73%	06/25/27[2]	5,840,922	5,847,490
Sound Point CLO Ltd., Series 2012-1A,
Class C (Cayman Islands)
3.57%	10/20/23[2,3,4]	1,750,000	1,742,275
South Carolina Student Loan Corp., Series A2
0.38%	12/01/20[2]	4,905,000	4,850,704
Student Loan Consolidation Center Student
Loan Trust I, Series 2002-2, Class B2
1.04%	07/01/42[2,3]	4,500,000	3,433,860
Symphony CLO Ltd., Series 2012-9A,
Class C (Cayman Islands)
3.52%	04/16/22[2,3,4]	1,800,000	1,806,665

See accompanying notes to Schedule of Portfolio Investments.

25 / Semi-Annual Report September 2013

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
TAL Advantage LLC, Series 2006-1,
Class NOTE
0.37%	04/20/21[2,3]	$1,517,708	$1,496,588
TAL Advantage LLC, Series 2010-2A,
Class A
4.30%	10/20/25[3]	2,518,125	2,527,277
TAL Advantage LLC, Series 2011-1A,
Class A
4.60%	01/20/26[3]	1,100,000	1,114,916
TAL Advantage LLC, Series 2012-1A,
Class A
3.86%	05/20/27[3]	5,867,333	5,931,534
Textainer Marine Containers Ltd.,
Series 2005-1A, Class A (Bermuda)
0.43%	05/15/20[2,3,4]	808,333	799,784
Triton Container Finance LLC,
Series 2006-1A, Class NOTE
0.35%	11/26/21[2,3]	2,675,833	2,626,498
Triton Container Finance LLC,
Series 2007-1A, Class NOTE
0.32%	02/26/19[2,3]	1,093,489	1,083,886
U-Haul S Fleet LLC, Series 2007-BT1,
Class BT
5.56%	02/25/20[3]	1,464,701	1,478,239

Total Asset-Backed Securities
(Cost $268,289,005)			271,213,984

BANK LOANS — 0.95%*
Electric — 0.12%
Texas Competitive Electric Holdings Co. LLC,
Term Loan EXT, 1st Lien
4.71%	10/10/17[2,5]	5,500,000	3,713,270
Texas Competitive Electric Holdings Co. LLC,
Term Loan NONEXT, 1st Lien
3.71%	10/10/14[2,5]	465,072	314,919

			4,028,189

Energy — 0.21%
Alinta Energy Finance Pty Ltd.,
Term Loan B, 1st Lien
6.38%	08/07/19[2,5]	6,570,175	6,326,553
Alinta Energy Finance Pty Ltd.,
Term Loan DD, 1st Lien
0.50%	08/07/19[2,5]	429,825	413,887

			6,740,440

Health Care — 0.34%
HCA, Inc., Term Loan B4
2.93%	05/01/18[2,5]	6,081,382	6,076,487
Valeant Pharmaceuticals,
Term Loan
4.50%	05/30/20[2,5]	4,962,500	4,999,371

			11,075,858

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Services — 0.05%
AABS Ltd., Series 2013-1, Class A (STEP)
4.72%	01/15/382,†	$1,629,167	$1,635,383

Transportation — 0.23%
US Airways, Inc., Term Loan B2, 1st Lien
3.50%	11/23/16[2,5]	7,500,000	7,520,625

Total Bank Loans
(Cost $31,080,827)			31,000,495

CORPORATES — 20.01%*
Automotive — 0.91%
Daimler Finance North America LLC
1.88%	09/15/14[3]	7,000,000	7,063,897
General Motors Co.
3.50%	10/02/18[3]	7,500,000	7,537,500
Nissan Motor Acceptance Corp.
0.95%	09/26/16[2,3]	15,000,000	15,033,436

			29,634,833

Banking — 3.38%
Abbey National Treasury Services
PLC/London (United Kingdom)
1.84%	04/25/14[2,4]	9,405,000	9,476,619
Ally Financial, Inc.
2.46%	12/01/14[2]	1,424,000	1,421,693
Bank of America Corp.
6.50%	08/01/16	5,600,000	6,350,730
7.38%	05/15/14	1,365,000	1,420,450
Bank of America Corp., Series L (MTN)
5.65%	05/01/18	300,000	338,523
Bank of America N.A. (BKNT)
0.53%	06/15/16[2]	800,000	783,002
0.55%	06/15/17[2]	2,500,000	2,413,225
6.10%	06/15/17	5,000,000	5,654,368
Capital One Financial Corp.
1.00%	11/06/15	2,600,000	2,585,677
7.38%	05/23/14	5,000,000	5,213,655
Commonwealth Bank of Australia (Australia)
2.12%	03/17/14[3,4]	10,000,000	10,067,081
HSBC Bank PLC (United Kingdom)
1.07%	01/17/14[2,3,4]	10,000,000	10,023,600
JPMorgan Chase & Co.
3.45%	03/01/16	5,300,000	5,589,819
JPMorgan Chase Bank N.A.
0.58%	06/13/16[2]	4,250,000	4,202,022
JPMorgan Chase Bank N.A. (BKNT)
6.00%	10/01/17	12,700,000	14,543,837
Lloyds TSB Bank PLC (United Kingdom)
4.88%	01/21/16[4]	10,380,000	11,216,763

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 26

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Banking (continued)
National Australia Bank Ltd., Series REGS
(Australia)
0.99%	04/11/14[2,4]	$8,775,000	$8,806,934
Royal Bank of Scotland PLC
(United Kingdom)
2.55%	09/18/15[4]	5,000,000	5,105,542
Westpac Banking Corp. (Australia)
0.98%	03/31/14[2,3,4]	5,000,000	5,015,625

			110,229,165

Communications — 0.55%
AT&T, Inc.
2.50%	08/15/15	5,991,000	6,173,696
Intelsat Jackson Holdings SA (Luxembourg)
7.25%	10/15/20[4]	4,605,000	4,950,375
Verizon Communications, Inc.
2.00%	09/14/18[2]	2,950,000	3,093,470
3.65%	09/14/18	3,456,000	3,648,694

			17,866,235

Electric — 1.77%
Cedar Brakes I LLC
8.50%	02/15/14[3]	370,589	376,785
Dayton Power & Light Co.
1.88%	09/15/16[3]	12,370,000	12,443,090
Energy Transfer Partners LP
3.28%	11/01/66[2,3]	3,000,000	2,711,250
FirstEnergy Corp., Series A
2.75%	03/15/18	6,000,000	5,831,330
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19[3]	50,442	42,119
Homer City Generation LP (PIK)
8.14%	10/01/19[6]	8,200,000	8,487,000
Ipalco Enterprises, Inc.
7.25%	04/01/16[3]	7,500,000	8,287,500
Oncor Electric Delivery Co. LLC
6.80%	09/01/18	14,109,000	16,884,386
W3A Funding Corp.
8.09%	01/02/17	2,771,163	2,769,469

			57,832,929

Energy — 1.67%
Arch Coal, Inc. (WI)
8.75%	08/01/16	1,540,000	1,547,700
CNOOC Finance 2013 Ltd. (China)
1.12%	05/09/16[4]	7,000,000	6,964,001
El Paso Pipeline Partners
4.10%	11/15/15	3,000,000	3,191,424
Florida Gas Transmission Co. LLC
4.00%	07/15/15[3]	6,450,000	6,806,450

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Petrobras Global Finance BV (Netherlands)
1.88%	05/20/16[2,4]	$8,000,000	$7,967,948
Sabine Pass LNG LP
7.50%	11/30/16	10,752,000	11,867,520
Sinopec Capital 2013 Ltd. (China)
1.25%	04/24/16[3,4]	4,300,000	4,278,513
Tennessee Gas Pipeline Co. LLC
8.00%	02/01/16	8,673,000	9,974,288
Trans-Canada Pipelines Ltd. (Canada)
0.93%	06/30/16[4]	2,065,000	2,076,622

			54,674,466

Finance — 5.11%
Chase Capital II, Series B
0.76%	02/01/27[2]	2,398,000	1,966,360
Chase Capital VI
0.89%	08/01/28[2]	1,000,000	835,000
CIT Group, Inc.
4.25%	08/15/17	3,686,000	3,773,543
5.00%	05/15/17	3,500,000	3,692,500
Citigroup, Inc.
1.23%	07/25/16[2]	10,000,000	10,092,689
2.50%	09/26/18	10,000,000	9,950,573
5.50%	10/15/14	3,510,000	3,679,059
6.38%	08/12/14	10,500,000	11,004,207
Ford Motor Credit Co. LLC
7.00%	04/15/15	1,500,000	1,634,850
Ford Motor Credit Co. LLC, Series FRN
1.52%	05/09/16[2]	8,000,000	8,111,232
General Electric Capital Corp. (MTN)
0.39%	06/20/14[2]	3,500,000	3,504,175
0.65%	05/05/26[2]	6,300,000	5,814,094
General Electric Capital Corp.,
Series A (MTN)
0.51%	09/15/14[2]	10,169,000	10,196,953
General Electric Capital Corp.,
Series E (MTN)
0.39%	03/20/14[2]	5,500,000	5,498,587
General Electric Capital Corp.,
Series G (MTN)
0.92%	07/12/16[2]	5,485,000	5,503,295
Goldman Sachs Group, Inc.
0.77%	01/12/15[2]	1,900,000	1,898,299
1.26%	02/07/14[2]	4,000,000	4,011,712
2.38%	01/22/18	1,000,000	993,442
5.12%	01/15/15	583,000	613,429
6.15%	04/01/18	3,500,000	4,007,108
Hyundai Capital America
1.88%	08/09/16[3]	8,935,000	8,978,531

See accompanying notes to Schedule of Portfolio Investments.

27 / Semi-Annual Report September 2013

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Finance (continued)
International Lease Finance Corp.
6.50%	09/01/14[3]	$9,700,000	$10,039,500
JPMorgan Chase Capital XIII, Series M
1.20%	09/30/34[2]	2,465,000	1,999,051
JPMorgan Chase Capital XXI, Series U
1.22%	02/02/37[2]	5,250,000	3,950,625
Macquarie Group Ltd. (Australia)
7.30%	08/01/14[3,4]	5,000,000	5,251,620
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17[2]	30,000	33,489
8.95%	05/18/17[2]	30,000	33,750
9.57%	06/06/17[2]	5,184,000	5,955,379
Morgan Stanley
0.75%	10/15/15[2]	2,830,000	2,809,850
3.80%	04/29/16	3,800,000	3,997,717
4.20%	11/20/14	750,000	776,133
6.00%	05/13/14	3,890,000	4,009,046
Morgan Stanley, Series G (MTN)
0.57%	01/09/14[2]	1,405,000	1,404,727
Prudential Holdings LLC (AGM)
1.13%	12/18/17[2,3]	10,665,000	10,579,420
Woodbourne Capital Trust I
2.69%	04/29/49[2,3,7]	595,000	297,500
Woodbourne Capital Trust IV
2.68%	04/08/49[2,3,7]	1,000,000	500,000
ZFS Finance USA Trust II
6.45%	12/15/65[2,3]	8,966,000	9,616,035

			167,013,480

Food — 0.17%
Kraft Foods Group, Inc.
1.62%	06/04/15	5,325,000	5,407,250

Health Care — 0.70%
HCA, Inc.
7.25%	09/15/20	1,750,000	1,907,500
HCA, Inc. (WI)
8.50%	04/15/19	3,000,000	3,232,500
Providence Health & Services
Obligated Group
0.90%	10/01/15	3,000,000	3,003,113
1.05%	10/01/16	2,750,000	2,749,222
1.10%	10/01/17	11,940,000	11,949,309

			22,841,644

Industrials — 0.25%
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15[3,4]	8,075,000	8,213,975

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Insurance — 0.77%
Berkshire Hathaway, Inc.
0.96%	08/15/14[2]	$785,000	$789,984
2.20%	08/15/16	1,010,000	1,047,276
Farmers Insurance Exchange
6.00%	08/01/14[3]	6,835,000	7,057,346
Metropolitan Life Global Funding I
0.80%	07/15/16[2,3]	2,000,000	2,005,802
1.88%	06/22/18[3]	7,500,000	7,410,993
5.12%	06/10/14[3]	3,230,000	3,334,035
Nationwide Mutual Insurance Co.
5.81%	12/15/24[2,3]	3,550,000	3,616,563

			25,261,999

Materials — 0.07%
Rio Tinto Finance USA PLC, Series FRN
1.09%	06/17/16[2]	2,380,000	2,391,277

Real Estate Investment Trust (REIT) — 3.88%
Brandywine Operating Partnership LP
7.50%	05/15/15	8,247,000	9,039,858
BRE Properties, Inc.
5.50%	03/15/17	4,225,000	4,658,392
Colonial Realty LP
5.50%	10/01/15	9,640,000	10,411,200
HCP, Inc.
6.00%	01/30/17	16,073,000	18,089,470
HCP, Inc. (MTN)
6.30%	09/15/16	7,600,000	8,599,575
HCP, Inc., Series E (MTN)
6.00%	06/15/14	4,985,000	5,146,099
Health Care REIT, Inc.
3.62%	03/15/16	3,000,000	3,151,440
4.70%	09/15/17	6,291,000	6,851,799
Healthcare Realty Trust, Inc.
6.50%	01/17/17	3,771,000	4,234,754
Kimco Realty Corp., Series C (MTN)
5.19%	10/01/13	6,000,000	6,000,009
Liberty Property LP
5.12%	03/02/15	5,305,000	5,579,974
Nationwide Health Properties, Inc.
6.00%	05/20/15	3,000,000	3,244,017
Realty Income Corp.
5.50%	11/15/15	9,815,000	10,702,410
UDR, Inc. (MTN)
5.25%	01/15/16	6,425,000	6,924,300
Ventas Realty LP/Ventas Capital Corp.
1.55%	09/26/16	15,485,000	15,517,387
2.00%	02/15/18	4,935,000	4,840,569

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 28

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
WEA Finance LLC/WT Finance Aust Pty Ltd.
5.75%	09/02/15	[3]	$3,500,000	$3,808,777

				126,800,030

Transportation — 0.78%
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23	[3]	11,175,000	11,244,844
Continental Airlines Pass-Through Trust,
Series 1997, Class 4A
6.90%	01/02/18		135,641	144,373
Continental Airlines Pass-Through Trust,
Series 1999-1, Class A
6.54%	08/02/20		3,727,597	4,061,916
JetBlue Airways Pass-Through Trust,
Series 2004, Class G2
0.71%	11/15/16	[2]	7,725,000	6,986,297
UAL Pass-Through Trust, Series 2009-1
10.40%	11/01/16		2,611,528	2,944,498

				25,381,928

Total Corporates
(Cost $638,215,518)				653,549,211

FOREIGN GOVERNMENT OBLIGATIONS — 0.55%
Foreign Government Obligations — 0.55%
Kommunalbanken AS (Norway)
0.23%	08/28/14	[2,3,4]	8,580,000	8,577,053
Kommuninvest I Sverige AB (Sweden)
0.25%	09/12/14	[2,3,4]	9,490,000	9,488,405

				18,065,458

Total Foreign Government Obligations
(Cost $18,070,000)				18,065,458

MORTGAGE-BACKED — 41.67%**
Commercial Mortgage-Backed — 7.50%
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-4, Class A3
4.89%	07/10/45		2,478,435	2,499,347
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-4, Class A4
5.37%	07/10/45	[2]	10,000,000	10,134,745
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-6, Class A4
5.36%	09/10/47	[2]	6,715,000	7,187,548
Bayview Commercial Asset Trust,
Series 2006-1A, Class A1
0.45%	04/25/36	[2,3]	1,189,114	949,509
Bayview Commercial Asset Trust,
Series 2006-3A, Class A1
0.43%	10/25/36	[2,3]	6,364,095	4,779,724

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Bayview Commercial Asset Trust,
Series 2008-4, Class A2
2.68%	07/25/38[2,3]	$4,725,121	$4,730,660
Bayview Commercial Asset Trust,
Series 2008-4, Class A3
2.93%	07/25/38[2,3]	6,267,000	5,646,250
Bear Stearns Commercial Mortgage
Securities Trust, Series 2004-T16,
Class A6
4.75%	02/13/46[2]	8,084,729	8,338,387
Bear Stearns Commercial Mortgage
Securities Trust, Series 2005-PWR7,
Class A3
5.12%	02/11/41[2]	4,500,000	4,701,780
Bear Stearns Commercial Mortgage
Securities Trust, Series 2005-T20,
Class A4A
5.29%	10/12/42[2]	7,125,000	7,619,184
Commercial Mortgage Trust,
Series 2006-C7, Class A4
5.95%	06/10/46[2]	14,700,000	16,068,734
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2004-C3, Class A5
5.11%	07/15/36[2]	7,978,000	8,111,544
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2007-C4, Class AAB
5.95%	09/15/39[2]	3,000,846	3,200,058
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	04/12/21[3]	3,480,000	3,731,042
DBUBS Mortgage Trust, Series 2011-LC1A,
Class A1
3.74%	11/10/46[3]	6,455,937	6,809,620
GE Business Loan Trust, Series 2003-2A,
Class A
0.55%	11/15/31[2,3]	3,502,072	3,367,437
GE Business Loan Trust, Series 2005-2A,
Class B
0.68%	11/15/33[2,3]	1,725,262	1,491,120
GE Business Loan Trust, Series 2006-2A,
Class A
0.36%	11/15/34[2,3]	8,456,988	7,698,468
Greenwich Capital Commercial Funding
Corp., Series 2004-GG1, Class A7
5.32%	06/10/36[2]	5,460,402	5,513,903
GS Mortgage Securities Corp. II,
Series 2011-GC5, Class A4
3.71%	08/10/44[2]	8,850,000	9,116,805
GS Mortgage Securities Trust,
Series 2004-GG2, Class A6
5.40%	08/10/38[2]	9,713,515	9,907,402
GS Mortgage Securities Trust,
Series 2011-GC5, Class A2
3.00%	08/10/44	15,270,000	15,919,119

See accompanying notes to Schedule of Portfolio Investments.

29 / Semi-Annual Report September 2013

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2004-CBX,
Class A6
4.90%	01/12/37	$6,285,000	$6,496,827
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-CB15,
Class ASB
5.79%	06/12/43[2]	960,779	1,004,088
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-LDP8,
Class A4
5.40%	05/15/45	5,420,000	5,939,556
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-LDP9,
Class A3S
5.24%	05/15/47[3]	4,160,000	4,164,984
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2007-C1,
Class ASB
5.86%	02/15/51	6,138,154	6,610,056
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2007-CB20,
Class ASB
5.69%	02/12/51	2,347,217	2,521,007
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2007-LD11,
Class ASB
6.00%	06/15/49[2]	7,152,947	7,691,722
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2007-LD12,
Class A3
6.12%	02/15/51[2]	2,535,952	2,606,208
LB-UBS Commercial Mortgage Trust,
Series 2005-C2, Class AAB
5.01%	04/15/30	3,142,530	3,203,074
LB-UBS Commercial Mortgage Trust,
Series 2007-C6, Class A3
5.93%	07/15/40	2,026,731	2,039,057
Morgan Stanley Capital I Trust,
Series 2001-C3, Class A2
3.22%	08/15/49	2,020,000	2,115,626
Morgan Stanley Capital I Trust,
Series 2005-IQ9, Class A5
4.70%	07/15/56	2,805,953	2,894,195
Morgan Stanley Capital I Trust,
Series 2005-T19, Class A4A
4.89%	06/12/47	405,000	428,207
Morgan Stanley Capital I Trust,
Series 2006-IQ11, Class A4
5.85%	10/15/42[2]	5,542,202	6,013,551
Morgan Stanley Capital I Trust,
Series 2006-T23, Class A4
5.99%	08/12/41[2]	8,185,000	9,067,282

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Morgan Stanley Capital I Trust,
Series 2007-HQ12, Class A2FL
0.43%	04/12/49[2]	$5,254,098	$5,168,315
Morgan Stanley Capital I Trust,
Series 2007-T27, Class A4
5.82%	06/11/42[2]	265,000	299,844
Spirit Master Funding LLC, Series 2005-1,
Class A1
5.05%	07/20/23[3]	3,808,387	3,846,471
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C11, Class A5
5.22%	01/15/41[2]	3,811,921	3,857,664
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C21, Class A4
5.41%	10/15/44[2]	8,609,792	9,163,178
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28, Class A3
5.68%	10/15/48	4,450,000	4,522,454
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C33, Class A3
6.12%	02/15/51[2]	2,168,361	2,210,455
WF-RBS Commercial Mortgage Trust,
Series 2011-C5, Class A4
3.67%	11/15/44	5,350,000	5,460,304

			244,846,511

Non-Agency Mortgage-Backed — 18.83%
Accredited Mortgage Loan Trust,
Series 2007-1, Class A4
0.40%	02/25/37[2]	12,000,000	8,264,180
American Home Mortgage Assets,
Series 2007-4, Class A2
0.37%	08/25/37[2]	6,089,299	5,411,262
Amresco Residential Securities Mortgage
Loan Trust, Series 1998-1, Class A5 (STEP)
7.57%	10/25/27	26,329	27,240
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2005-HE4, Class M2
0.63%	05/25/35[2]	1,161,989	1,160,539
Banc of America Alternative Loan Trust,
Series 2003-8, Class 1CB1.
5.50%	10/25/33	24,656,396	25,398,070
Banc of America Funding Corp.,
Series 2006-G, Class 2A3
0.35%	07/20/36[2]	3,060,898	3,043,270
Banco de Credito Y Securitizacion SA,
Series 2001-1, Class AF (Argentina)
8.00%	06/30/20[3,4,7]	7,000	560
BCAP LLC Trust, Series 2007-AA1,
Class 1A2
0.34%	02/25/47[2]	8,373,729	7,185,815

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 30

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
BCAP LLC Trust, Series 2011-RR5,
Class 2A3
2.84%	06/26/37[2,3]	$6,222,276	$6,211,885
Bear Stearns ARM Trust, Series 2004-3,
Class 4A
4.64%	07/25/34[2]	8,479,083	8,487,837
Bear Stearns ARM Trust, Series 2005-2,
Class A1
2.60%	03/25/35[2]	7,969,031	8,069,202
Bear Stearns Asset-Backed Securities Trust,
Series 2000-2, Class M2 (STEP)
8.28%	08/25/30	350,232	347,162
Bear Stearns Asset-Backed Securities Trust,
Series 2005-HE10, Class M1
0.73%	11/25/35[2]	9,704,279	9,667,354
Bear Stearns Asset-Backed Securities Trust,
Series 2005-SD1, Class 1A3
0.58%	08/25/43[2]	1,524,748	1,497,571
BHN I Mortgage Fund, Series 2000-1,
Class AF (Argentina)
8.00%	01/31/203,4,7,†	9,000	90
CC Mortgage Funding Corp., Series 2005-2A,
Class A1
0.36%	05/25/36[2,3]	2,331,897	1,873,322
Chase Funding Mortgage Loan Asset-Backed
Certificates, Series 2002-2, Class 2M1
1.08%	02/25/32[2]	550,161	448,789
Chase Mortgage Finance Corp.,
Series 2007-A1, Class 8A1
3.01%	02/25/37[2]	27,599,286	27,806,280
Chase Mortgage Finance Corp.,
Series 2007-A2, Class 2A3
2.92%	07/25/37[2]	5,606,816	5,627,567
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
3.08%	02/25/34[2]	325,337	317,488
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AMC1, Class A2B
0.34%	09/25/36[2]	5,629,136	2,832,880
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH4, Class A3
0.33%	11/25/36[2]	5,727,135	5,576,211
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH2, Class A2
0.33%	03/25/37[2]	4,145,633	4,149,323
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH2, Class A3
0.36%	03/25/37[2]	1,650,000	1,555,921
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH4, Class A2C
1.48%	07/25/37[2]	90,000	65,436

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Finance Securitizations Corp.,
Series 2001-4, Class A4
7.36%	09/01/33	$5,964,165	$6,401,700
Conseco Finance, Series 2001-D,
Class A5
6.69%	11/15/32[2]	83,809	84,292
Conseco Financial Corp., Series 1994-1,
Class A5
7.65%	04/15/19	71,447	75,118
Conseco Financial Corp., Series 1996-1,
Class M1
7.00%	03/15/27[2]	5,000,695	5,184,778
Conseco Financial Corp., Series 1997-2,
Class A7
7.62%	06/15/28[2]	2,811,855	3,005,410
Conseco Financial Corp., Series 1997-3,
Class A7
7.64%	03/15/28[2]	1,636,251	1,793,454
Conseco Financial Corp., Series 1997-7,
Class A9
7.37%	07/15/29[2]	5,265,760	5,716,169
Conseco Financial Corp., Series 1998-2,
Class A5
6.24%	12/01/28[2]	19,985	20,687
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-14,
Class 4A1
4.95%	08/25/34[2]	60,919	61,547
Credit Suisse First Boston Mortgage
Securities Corp., Series 2004-AR1, Class 5A1
2.56%	02/25/34[2]	6,026,802	6,076,584
Credit Suisse First Boston Mortgage
Securities Corp., Series 2013-7R, Class 5A1
0.44%	07/26/36[2,3]	6,246,177	5,453,362
Credit-Based Asset Servicing and
Securitization LLC, Series 2005-CB7,
Class AF3 (STEP)
4.40%	11/25/35	1,259,663	1,297,464
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB1,
Class AF2 (STEP)
3.85%	01/25/36	2,955,158	2,143,398
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB2,
Class A2B (STEP)
5.06%	02/25/37	17,557,438	12,822,197
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A1 (STEP)
0.24%	04/25/37[2]	4,726,295	2,879,617
DBRR Trust, Series 2012-EZ1, Class A
0.95%	09/25/45[3]	11,958,009	11,952,544
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43[2,3]	9,315,412	9,329,991

See accompanying notes to Schedule of Portfolio Investments.

31 / Semi-Annual Report September 2013

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2005-AR2,
Class 2A1A
0.39%	03/19/45[2]	$2,706,969	$2,292,619
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2006-AR1,
Class 2A1A
1.10%	04/19/47[2]	63,243	52,066
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2004-FF5, Class A3C
1.18%	08/25/34[2]	1,852,058	1,816,032
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA3, Class A1
2.20%	09/25/34[2]	27,449	27,244
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR7, Class 2A2
2.56%	02/25/35[2]	3,711,326	3,737,728
GE Business Loan Trust, Series 2007-1A,
Class A
0.35%	04/16/35[2,3]	4,179,447	3,760,652
GMAC Mortgage Corp. Loan Trust,
Series 2000-HE2, Class A1
0.62%	06/25/30[2]	576,914	491,696
Green Tree Home Improvement Loan Trust,
Series 1997-E, Class HEB1
7.53%	01/15/29	165,396	165,514
GSAMP Trust, Series 2005-HE4, Class M1
0.63%	07/25/45[2]	7,729,422	7,669,322
GSR Mortgage Loan Trust, Series 2005-AR6,
Class 2A1
2.66%	09/25/35[2]	5,194,718	5,176,703
GSR Mortgage Loan Trust, Series 2005-AR7,
Class 2A1
2.66%	11/25/35[2]	709,706	684,142
Home Equity Loan Trust, Series 2005-3,
Class M1
0.60%	01/20/35[2]	2,960,221	2,903,469
Home Equity Loan Trust, Series 2006-3,
Class A4
0.42%	03/20/36[2]	9,323,000	9,084,732
Home Equity Loan Trust, Series 2007-1,
Class AS
0.38%	03/20/36[2]	5,839,822	5,728,138
Home Equity Loan Trust, Series 2007-2,
Class A3V
0.40%	07/20/36[2]	5,812,106	5,753,910
Impac CMB Trust, Series 2005-5, Class A1
0.82%	08/25/35[2]	4,042,720	3,413,313
Indymac Index Mortgage Loan Trust,
Series 2004-AR12, Class A1
0.96%	12/25/34[2]	477,223	338,811

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Indymac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
0.98%	11/25/34[2]	$1,676,361	$1,421,990
Indymac Manufactured Housing Contract,
Series 1998-1, Class A4
6.49%	09/25/28	1,081,684	1,128,450
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-LDP9,
Class A3SF
0.34%	05/15/47	2,500,000	2,491,330
JPMorgan Mortgage Acquisition Corp.,
Series 2005-FRE1, Class A2F3 (STEP)
3.93%	10/25/35	2,313,764	2,029,174
JPMorgan Mortgage Acquisition Corp.,
Series 2007-HE1, Class AV4
0.46%	03/25/47[2]	50,000	26,265
JPMorgan Mortgage Trust, Series 2005-A3,
Class 5A3
2.76%	06/25/35[2]	103,745	95,640
JPMorgan Mortgage Trust, Series 2007-A1,
Class 1A1
2.82%	07/25/35[2]	4,271,846	4,194,599
JPMorgan Mortgage Trust, Series 2007-A1,
Class 5A2
2.95%	07/25/35[2]	1,018,832	1,023,000
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A3
4.35%	04/15/40	4,123,419	4,131,357
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A4
5.27%	04/15/40	3,418,698	3,623,307
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class AIOC (IO)
0.55%	04/15/40[2,7]	242,442,268	5,453,993
Long Beach Mortgage Loan Trust,
Series 2005-1, Class M1
0.93%	02/25/35[2]	1,368,858	1,363,810
Long Beach Mortgage Loan Trust,
Series 2005-2, Class M3
0.91%	04/25/35[2]	6,721,448	6,719,082
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
4.65%	01/25/34[2]	49,608	49,128
MASTR Adjustable Rate Mortgages Trust,
Series 2004-1, Class 2A1
2.75%	01/25/34[2]	57,915	55,784
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
2.62%	11/21/34[2]	4,632,494	4,803,282
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
2.15%	04/25/34[2]	477,255	466,730

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 32

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
2.66%	06/25/34[2]	$113,582	$104,532
MASTR Adjustable Rate Mortgages Trust,
Series 2004-9, Class 1A4
0.78%	11/25/34[2]	997,228	998,830
MASTR Alternative Loan Trust,
Series 2003-1, Class 1A1
6.25%	12/25/32	6,330,254	6,699,045
MASTR Alternative Loan Trust,
Series 2003-5, Class 4A1
5.50%	07/25/33	12,694,340	13,506,313
MASTR Alternative Loan Trust,
Series 2003-9, Class 4A1
5.25%	11/25/33	13,926,366	14,567,564
MASTR Alternative Loan Trust,
Series 2004-7, Class 1A1
6.00%	07/25/34	13,092,106	13,393,810
MASTR Asset-Backed Securities Trust,
Series 2006-AB1, Class A2
0.41%	02/25/36[2]	3,905,382	3,787,355
MASTR Seasoned Securities Trust,
Series 2004-1, Class 4A1
2.71%	10/25/32[2]	541,054	548,118
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2C
0.36%	06/25/37[2]	19,057,200	11,045,496
Merrill Lynch Mortgage Investors Trust,
Series 2004-A4, Class A1
2.51%	08/25/34[2]	4,373,510	4,524,158
Merrill Lynch Mortgage Investors Trust,
Series 2006-F1, Class 1A2
6.00%	04/25/36	5,320,467	5,173,202
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37	1,892,194	2,360,357
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40[3]	7,816,718	8,294,855
ML-CFC Commercial Mortgage Trust,
Series 2006-3, Class ASB
5.38%	07/12/46[2]	2,568,063	2,570,310
Morgan Stanley ABS Capital I,
Series 2004-NC7, Class M2
1.11%	07/25/34[2]	13,000,000	12,186,382
Morgan Stanley ABS Capital I,
Series 2005-HE3, Class M2
0.70%	07/25/35[2]	5,903,134	5,744,475
Morgan Stanley Capital I Trust,
Series 2005-NC2, Class M2
0.60%	03/25/35[2]	2,792,154	2,766,901
Morgan Stanley Mortgage Loan Trust,
Series 2004-6AR, Class 1A
0.63%	07/25/34[2]	1,471,284	1,410,514

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MortgageIT Trust, Series 2005-3, Class A1
0.48%	08/25/35[2]	$1,084,192	$1,021,827
MortgageIT Trust, Series 2005-4, Class A1
0.46%	10/25/35[2]	16,085,414	13,976,085
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV3
0.36%	06/25/37[2]	7,807,200	5,761,198
New Century Home Equity Loan Trust,
Series 2005-3, Class M2
0.67%	07/25/35[2]	15,000,000	14,048,589
Oakwood Mortgage Investors, Inc.,
Series 1997-B, Class M
7.78%	08/15/27	3,554,606	3,725,649
Park Place Securities, Inc.,
Series 2004-MHQ1, Class M1
1.23%	12/25/34[2]	2,336,683	2,342,569
Park Place Securities, Inc.,
Series 2005-WCW1, Class A3D
0.52%	09/25/35[2]	1,919,652	1,906,465
Park Place Securities, Inc.,
Series 2005-WCW3, Class A1B
0.48%	08/25/35[2,3]	10,413,297	10,337,769
Park Place Securities, Inc.,
Series 2005-WHQ1, Class M2
0.68%	03/25/35[2]	7,765,252	7,692,459
Park Place Securities, Inc.,
Series 2005-WHQ2, Class A1B
0.45%	05/25/35[2]	12,034,058	11,899,496
Park Place Securities, Inc.,
Series 2005-WHQ3, Class M1
0.60%	06/25/35[2]	4,471,813	4,459,162
Park Place Securities, Inc.,
Series 2005-WLL1, Class M1
0.60%	03/25/35[2]	3,634,379	3,632,293
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
0.49%	06/25/47[2]	70,000	41,364
Residential Accredit Loans, Inc.,
Series 2005-QA3, Class NB1
3.01%	03/25/35[2]	12,085,879	8,696,439
Residential Asset Mortgage Products, Inc.,
Series 2004-SL4, Class A3
6.50%	07/25/32	1,368,196	1,422,752
Residential Asset Mortgage Products, Inc.,
Series 2005-RS5, Class AI3
0.52%	05/25/35[2]	546,703	540,595
Residential Asset Mortgage Products, Inc.,
Series 2005-RS8, Class A2
0.47%	10/25/33[2]	639,902	638,361
Residential Asset Mortgage Products, Inc.,
Series 2005-SL1, Class A5
6.50%	05/25/32	3,309,049	3,223,585

See accompanying notes to Schedule of Portfolio Investments.

33 / Semi-Annual Report September 2013

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Securities Corp., Series 2005-KS12, Class A2
0.43%	01/25/36[2]	$2,023,544	$2,004,487
Residential Funding Mortgage Securities I,
Inc., Series 2005-S8, Class A1
5.50%	11/25/35	7,512,155	7,387,497
Residential Funding Mortgage Securities II,
Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25	2,646	2,619
SG Mortgage Securities Trust,
Series 2006-FRE1, Class A1B
0.45%	02/25/36[2]	1,164,091	866,068
Soundview Home Equity Loan Trust,
Series 2006-WF2, Class A2C
0.32%	12/25/36[2]	7,090,658	6,871,285
Specialty Underwriting & Residential Finance,
Series 2005-AB1, Class A1C
0.52%	03/25/36[2]	1,213,591	1,206,371
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-16, Class 6A
2.48%	11/25/34	12,058,623	11,569,388
Structured Asset Investment Loan Trust,
Series 2005-11, Class A5
0.47%	01/25/36[2]	13,244,843	13,179,181
Structured Asset Securities Corp.,
Series 2002-5A, Class 6A
2.00%	04/25/32[2]	19,156	17,070
Structured Asset Securities Corp.,
Series 2003-26A, Class 3A5
2.48%	09/25/33[2]	2,818,565	2,750,481
Structured Asset Securities Corp.,
Series 2005-WF4, Class A4
0.54%	11/25/35[2]	11,211,651	11,186,279
Structured Asset Securities Corp.,
Series 2007-WF1, Class A3
0.34%	02/25/37[2]	8,274,989	8,265,787
Terwin Mortgage Trust, Series 2004-7HE,
Class A1
1.28%	07/25/34[2,3]	142,962	134,479
WaMu Mortgage Pass-Through Certificates
Trust, Series 2004-CB2, Class 2A
5.50%	07/25/34	14,671,551	15,393,126
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR18, Class A
2.50%	01/25/33[2]	307,316	309,450
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
0.47%	10/25/45[2]	6,166,064	5,678,285
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
0.51%	01/25/45[2]	964,815	894,093

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Home Equity Trust,
Series 2005-3, Class AII3
0.52%	11/25/35[2]	$283,149	$283,114
Wells Fargo Home Equity Trust,
Series 2007-2, Class A1
0.27%	04/25/37[2]	69,191	69,072
Wells Fargo Mortgage Backed Securities,
Series 2005-AR10, Class 2A14
2.64%	06/25/35	15,902,314	16,055,900
Wells Fargo Mortgage Backed Securities,
Series 2006-AR2, Class 2A5
2.64%	03/25/36	3,970,105	3,817,612
Wells Fargo Mortgage-Backed Securities,
Series 2005-AR9, Class 1A1
2.64%	05/25/35	380,657	390,464

			614,877,560

U.S. Agency Mortgage-Backed — 15.34%
Fannie Mae Pool 465761
3.16%	08/01/17	5,590,376	5,808,182
Fannie Mae Pool 555284
7.50%	10/01/17	861	928
Fannie Mae Pool 567002
8.00%	05/01/23	64,885	74,797
Fannie Mae Pool 735861
6.50%	09/01/33	31,403	35,749
Fannie Mae Pool 770900
2.31%	04/01/34[2]	535,964	568,201
Fannie Mae Pool 942553
5.88%	08/01/37[2]	2,881,542	3,105,169
Fannie Mae Pool 995182
5.50%	06/01/20	6,946,313	7,477,347
Fannie Mae Pool 995793
5.50%	09/01/36	4,385,422	4,810,812
Fannie Mae Pool AD0538
6.00%	05/01/24	2,178,629	2,408,564
Fannie Mae Pool AE0083
6.00%	01/01/40	5,154,627	5,637,109
Fannie Mae Pool AL0851
6.00%	10/01/40	7,003,325	7,689,282
Fannie Mae Pool FN0002
3.31%	12/01/17	5,891,721	6,280,024
Fannie Mae REMICS, Series 2009-111,
Class DA
5.00%	12/25/39	6,085,504	6,379,079
Fannie Mae REMICS, Series 2010-6,
Class BF
0.94%	02/25/40[2]	8,944,284	9,005,494
Fannie Mae REMICS, Series 2013-75,
Class FC
0.43%	07/25/42[2]	14,517,012	14,438,329

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 34

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 1997-76, Class FS
0.63%	09/17/27[2]	$38,009	$37,541
Fannie Mae, Series 2001-60, Class OF
1.13%	10/25/31[2]	2,599,788	2,650,710
Fannie Mae, Series 2003-134, Class FC
0.78%	12/25/32[2]	18,400,687	18,570,816
Fannie Mae, Series 2007-64, Class FA
0.65%	07/25/37[2]	2,486,856	2,504,022
Fannie Mae, Series 2009-33, Class FB
1.00%	03/25/37[2]	8,786,070	8,901,207
Fannie Mae, Series 2010-109, Class PF
0.58%	10/25/40[2]	5,356,048	5,374,878
Fannie Mae, Series 2010-26, Class S (IO)
6.05%	11/25/36[2]	32,494,557	4,675,229
Fannie Mae, Series 2010-43, Class DP
5.00%	05/25/40	5,248,980	5,733,812
Fannie Mae, Series 2010-95, Class S (IO)
6.42%	09/25/40[2]	17,866,058	2,939,672
Fannie Mae, Series 2010-99, Class NI (IO)
6.00%	09/25/40	10,568,252	1,359,500
Fannie Mae, Series 2011-71, Class FB
0.68%	05/25/37[2]	11,105,130	11,192,555
Fannie Mae, Series 2013-M11, Class A
1.50%	01/25/18	13,465,262	13,609,448
Fannie Mae, Series G92-10, Class Z
7.75%	01/25/22	6,922	7,590
Freddie Mac Gold Pool A45796
7.00%	01/01/33	18,217	19,955
Freddie Mac Gold Pool C46104
6.50%	09/01/29	23,843	26,948
Freddie Mac Gold Pool E04113
2.50%	11/01/27	11,741,460	11,820,807
Freddie Mac Gold Pool G13032
6.00%	09/01/22	3,598,007	3,975,062
Freddie Mac Gold Pool G13475
6.00%	01/01/24	457,914	503,593
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K701,
Class A2
3.88%	11/25/17	9,097,000	9,877,352
Freddie Mac REMICS, Series 2733,
Class FB
0.78%	10/15/33[2]	5,335,000	5,395,866
Freddie Mac REMICS, Series 3828,
Class TF
0.58%	04/15/29[2]	3,151,044	3,164,342
Freddie Mac REMICS, Series 4170,
Class FW
1.13%	01/15/33[2]	13,094,392	12,905,145

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 4235,
Class FA
0.53%	01/15/34[2]	$15,447,142	$15,453,900
Freddie Mac Strips, Series 263, Class F5
0.68%	06/15/42[2]	7,382,748	7,406,378
Freddie Mac, Series 2174, Class PN
6.00%	07/15/29	1,461,534	1,614,510
Freddie Mac, Series 240, Class F30
0.48%	07/15/36[2]	13,038,627	13,034,689
Freddie Mac, Series 2454, Class FQ
1.18%	06/15/31[2]	24,319	24,850
Freddie Mac, Series 2657, Class LX (IO)
6.00%	05/15/18	5,481	161
Freddie Mac, Series 3294, Class CB
5.50%	03/15/37	2,006,284	2,202,591
Freddie Mac, Series 3345, Class FP
0.38%	11/15/36[2]	4,202,176	4,204,487
Freddie Mac, Series 3345, Class PF
0.36%	05/15/36[2]	1,834,051	1,834,737
Freddie Mac, Series 3346, Class FA
0.41%	02/15/19[2]	16,730,797	16,735,306
Freddie Mac, Series 3626, Class MA
5.00%	02/15/30	3,655,740	3,744,547
Freddie Mac, Series 3672, Class A
6.00%	05/15/40	1,401,320	1,498,700
Freddie Mac, Series 4109, Class KF
0.58%	05/15/32[2]	35,442,000	35,363,086
Ginnie Mae I Pool 422972
6.50%	07/15/29	43,924	49,319
Ginnie Mae II (TBA)
3.00%	10/20/42	15,075,000	14,903,050
Ginnie Mae II Pool 1849
8.50%	08/20/24	895	1,027
Ginnie Mae II Pool 2020
8.50%	06/20/25	2,023	2,357
Ginnie Mae II Pool 2286
8.50%	09/20/26	2,439	2,856
Ginnie Mae II Pool 2487
8.50%	09/20/27	16,739	19,569
Ginnie Mae II Pool 80059
1.62%	04/20/27[2]	39,472	41,162
Ginnie Mae II Pool 80589
1.62%	03/20/32[2]	80,389	83,190
Ginnie Mae II Pool 80610
1.62%	06/20/32[2]	27,518	28,697
Ginnie Mae II Pool 80968
1.75%	07/20/34[2]	786,057	816,132
Ginnie Mae II Pool 81201
2.12%	01/20/35[2]	19,880	20,713

See accompanying notes to Schedule of Portfolio Investments.

35 / Semi-Annual Report September 2013

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 8599
3.00%	02/20/25[2]	$32,720	$34,186
Ginnie Mae II Pool MA0949
3.00%	04/20/43[2]	14,599,881	14,994,159
Ginnie Mae, Series 2004-5, Class PF
0.73%	02/20/33[2]	5,391,075	5,423,644
Ginnie Mae, Series 2009-106, Class XI (IO)
6.62%	05/20/37[2]	17,518,876	2,976,807
Ginnie Mae, Series 2011-78, Class AB
2.45%	02/16/39	3,752,435	3,803,839
Ginnie Mae, Series 2012-13, Class KF
0.48%	07/20/38[2]	6,426,482	6,438,242
Ginnie Mae, Series 2013-53, Class AD
1.50%	12/20/26	11,876,318	11,661,416
Mortgage-Linked Amortizing Notes,
Series 2012-1, Class A10
2.06%	01/15/22	13,532,109	13,676,771
NCUA Guaranteed Notes, Series 2010-R1,
Class 1A
0.63%	10/07/20[2]	14,184,815	14,275,963
NCUA Guaranteed Notes, Series 2010-R2,
Class 1A
0.55%	11/06/17[2]	17,386,281	17,462,433
NCUA Guaranteed Notes, Series 2010-R2,
Class 2A
0.65%	11/05/20[2]	11,627,958	11,706,764
NCUA Guaranteed Notes, Series 2010-R3,
Class 1A
0.74%	12/08/20[2]	16,046,250	16,256,937
NCUA Guaranteed Notes, Series 2010-R3,
Class 2A
0.74%	12/08/20[2]	6,950,496	7,033,068
NCUA Guaranteed Notes, Series 2011-C1,
Class 2A
0.71%	03/09/21[2]	15,339,503	15,443,382
NCUA Guaranteed Notes, Series 2011-R1,
Class 1A
0.63%	01/08/20[2]	10,135,324	10,200,253
NCUA Guaranteed Notes, Series 2011-R2,
Class 1A
0.58%	02/06/20[2]	9,682,810	9,737,276
NCUA Guaranteed Notes, Series 2011-R3,
Class 1A
0.58%	03/11/20[2]	5,916,481	5,949,761
NCUA Guaranteed Notes, Series 2011-R4,
Class 1A
0.56%	03/06/20[2]	6,724,702	6,744,009
NCUA Guaranteed Notes, Series 2011-R5,
Class 1A
0.56%	04/06/20[2]	4,672,288	4,682,508

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes, Series 2011-R6,
Class 1A
0.56%	05/07/20[2]	$4,631,578	$4,640,262

			501,192,810

Total Mortgage-Backed
(Cost $1,354,603,125)			1,360,916,881

MUNICIPAL BONDS — 0.69%*
California — 0.30%
State of California, Taxable, Various Purpose
4.85%	10/01/14	4,900,000	5,097,176
5.50%	03/01/16	1,775,000	1,958,073
6.20%	03/01/19	600,000	701,754
State of California, Taxable, Various Purpose,
Series 3
5.45%	04/01/15	1,715,000	1,836,954

			9,593,957

Illinois — 0.39%
State of Illinois, Build America Bonds
6.20%	07/01/21	6,750,000	7,321,050
State of Illinois, Taxable Bonds
4.03%	03/01/14	525,000	531,300
5.37%	03/01/17	2,250,000	2,443,320
State of Illinois, Taxable-Pension
4.35%	06/01/18	2,445,000	2,537,470

			12,833,140

Total Municipal Bonds
(Cost $21,825,284)			22,427,097

U.S. AGENCY SECURITIES — 2.89%
Fannie Mae
0.50%	01/15/16	16,435,000	16,409,246
0.50%	01/29/16	12,850,000	12,839,193
0.65%	03/28/16	13,270,000	13,259,809
Federal Home Loan Bank
0.55%	06/03/16	10,520,000	10,478,309
Federal Home Loan Bank (STEP)
0.75%	05/26/28	15,570,000	14,944,335
Freddie Mac
0.50%	09/14/15	17,660,000	17,655,002
0.60%	03/28/16	8,810,000	8,806,562

Total U.S. Agency Securities
(Cost $95,103,432)			94,392,456

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 36

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES — 5.66%
U.S. Treasury Notes — 5.66%
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.50%	04/15/15	[8]	$49,575,000	$54,628,295
1.25%	04/15/14	[8]	33,273,000	37,048,186
1.63%	01/15/15	[8]	6,210,000	7,856,373
2.00%	07/15/14	[8]	67,165,000	85,379,399

Total U.S. Treasury Securities
(Cost $187,850,241)				184,912,253

Total Bonds – 80.72%
(Cost $2,615,037,432)				2,636,477,835

Issues	Maturity Date		Principal Amount/ Share	Value
SHORT-TERM INVESTMENTS — 20.56%
Commercial Paper — 2.04%
Macquarie Bank Ltd. (Australia)
0.32%[9]	10/24/13	[3,4]	15,930,000	15,927,829
National Rural Utilities Co.
0.09%[9]	10/16/13		28,000,000	27,998,950
RBS Holdings USA, Inc.
0.36%[9]	01/22/14		22,825,000	22,807,509

				66,734,288

Money Market Funds — 1.99%
Dreyfus Cash Advantage Fund
0.06%[10,11]			32,493,000	32,493,000
DWS Money Market Series
Institutional Funds
0.05%[10]			32,485,000	32,485,000

				64,978,000

Repurchase Agreements — 3.67%
RBS Securities, Inc. (Dated 9/30/13, total to be received $120,000,100, (collateralized by U.S. Treasury Note, 0.38%, due 6/30/15, par and fair value of $122,100,000 and $122,403,700, respectively))
0.03%	10/01/13		120,000,000	120,000,000

U.S. Agency Discount Notes — 12.86%
Fannie Mae
0.08%[9]	01/21/14		84,000,000	83,997,396
0.09%[9]	01/21/14		63,400,000	63,398,035
0.09%[9]	02/19/14		45,000,000	44,996,490
Federal Home Loan Bank
0.03%[9]	12/18/13		100,300,000	100,293,397
0.04%[9]	12/11/13		69,790,000	69,788,604
Freddie Mac
0.03%[9]	12/17/13		4,700,000	4,699,901

Issues	Maturity Date	Principal Amount/ Share	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Agency Discount Notes (continued)
0.09%[9]	10/21/13	$52,800,000	$52,799,419

			419,973,242

Total Short-Term Investments
(Cost $671,625,212)			671,685,530

Total Investments – 101.28%

(Cost $3,286,662,644)[1]			3,308,163,365

Liabilities in Excess of Other Assets – (1.28)%			(41,785,931)

Net Assets – 100.00%			$3,266,377,434

Expiration Date	Premiums (Received)	Notional Amount (000’s)[a]	Appreciation	Value[b]
SWAPTION: RATE FLOOR INFLATION

The Fund received a fixed payment equal to $115,920 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.

11/23/20	$(115,920)	$10,080	$103,824	$(12,096)

	$(115,920)	$10,080	$103,824	$(12,096)

[a]	The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[b]	The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $3,286,681,333 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$46,650,292
Gross unrealized depreciation	(25,168,260)

Net unrealized appreciation	$21,482,032

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2013.

[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2013, was $468,098,936, representing 14.33% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

See accompanying notes to Schedule of Portfolio Investments.

37 / Semi-Annual Report September 2013

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
08/07/13	Alinta Energy Finance Pty Ltd., Term Loan B, 1st Lien, 6.38%, 08/07/19	$6,247,559	$6,326,553	0.20%
08/07/13	Alinta Energy Finance Pty Ltd., Term Loan DD, 1st Lien, 0.50%, 08/07/19	408,333	413,887	0.01%
10/22/07	HCA, Inc., Term Loan B4, 2.93%, 05/01/18	6,081,382	6,076,487	0.19%
10/11/12	Octagon Investment Partners XI Ltd., Series 2007-1X, Class A1B, 0.52%, 08/25/21	3,549,343	3,646,777	0.11%
05/10/12	Texas Competitive Electric Holdings Co. LLC, Term Loan EXT, 1st Lien, 4.71%, 10/10/17	3,843,817	3,713,270	0.11%
10/31/07	Texas Competitive Electric Holdings Co. LLC, Term Loan NONEXT, 1st Lien, 3.71%, 10/10/14	465,072	314,919	0.01%
05/21/13	US Airways, Inc., Term Loan B2, 1st Lien, 3.50%, 11/23/16	7,500,018	7,520,625	0.23%
06/27/13	Valeant Pharmaceuticals, Term Loan, 4.50%, 05/30/20	4,889,511	4,999,371	0.15%

		$32,985,035	$33,011,889	1.01%

[6]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.
[7]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $6,252,143, which is 0.19% of total net assets.
[8]	Inflation protected security. Principal amount reflects original security face amount.
[9]	Represents annualized yield at date of purchase.
[10]	Represents the current yield as of September 30, 2013.
[11]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $8,000.
†	Fair valued security. The aggregate value of fair valued securities is $20,665,784, which is 0.63% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(AGM): Assurance Guaranty Municipal Corp. (formerly known as FSA

(Financial Security Assurance, Inc.))

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(MTN): Medium-term note

(PIK): Payment in kind

(STEP): Step coupon bond

(TBA): To be announced

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 38

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BONDS – 93.97%
ASSET-BACKED SECURITIES — 7.10%**
Academic Loan Funding Trust,
Series 2012-1A, Class A2
1.28%	12/27/44[2,3]	$950,000	$953,059
Aircastle Aircraft Lease Backed Trust,
Series 2007-1A, Class G1
0.49%	06/14/37[2,3]	761,893	688,446
Alm Loan Funding, Series 2012-7A, Class A1
(Cayman Islands)
1.69%	10/19/24[2,3,4]	775,000	778,162
Avalon IV Capital Ltd., Series 2012-1A,
Class C (Cayman Islands)
3.87%	04/17/23[2,3,4]	275,000	276,397
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class D
5.50%	11/20/15†	175,000	168,927
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class E1
6.25%	04/20/16†	175,000	157,553
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
0.55%	01/25/35[2,3]	1,222,695	1,115,388
Bayview Commercial Asset Trust,
Series 2005-2A, Class A1
0.49%	08/25/35[2,3]	493,472	406,249
Brazos Higher Education Authority, Inc.,
Series 2005-3, Class A16
0.45%	06/25/26[2]	350,000	335,375
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
1.46%	02/25/35[2]	650,000	647,788
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
1.27%	10/27/36[2]	930,000	916,578
CIT Education Loan Trust, Series 2007-1,
Class A
0.34%	03/25/42[2,3]	541,197	496,140
Cronos Containers Program Ltd.,
Series 2012-1A, Class A (Bermuda)
4.21%	05/18/27[3,4]	368,333	373,833
Cronos Containers Program Ltd.,
Series 2012-2A, Class A (Bermuda)
3.81%	09/18/27[3,4]	450,000	457,541
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
0.92%	04/25/35[2]	780,000	776,474
GCO Education Loan Funding Trust,
Series 2006-2AR, Class A1RN
1.48%	08/27/462,3,†	1,140,000	1,077,315
GE Business Loan Trust, Series 2004-1,
Class A
0.47%	05/15/32[2,3]	626,899	602,793

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GE Business Loan Trust, Series 2004-1,
Class B
0.88%	05/15/32[2,3]	$340,698	$313,738
GE Business Loan Trust, Series 2004-2A,
Class A
0.40%	12/15/32[2,3]	832,798	785,357
GE Business Loan Trust, Series 2005-1A,
Class A3
0.43%	06/15/33[2,3]	920,370	861,705
GE Seaco Finance SRL, Series 2004-1A,
Class A (Barbados)
0.48%	04/17/19[2,3,4]	64,167	63,798
GE Seaco Finance SRL, Series 2005-1A,
Class A (Barbados)
0.43%	11/17/20[2,3,4]	368,333	364,827
ING Investment Management Ltd.,
Series 2012-4A, Class A1 (Cayman Islands)
1.66%	10/15/23[2,3,4]	800,000	801,450
LCM VI Ltd., Series 6A, Class A
(Cayman Islands)
0.49%	05/28/19[2,3,4]	953,000	926,872
National Collegiate Student Loan Trust,
Series 2007-4, Class A2A3
3.68%	12/26/25[2]	100,000	99,938
Neptune Finance CCS Ltd., Series 2008-1A,
Class A (Cayman Islands)
0.88%	04/20/20[2,3,4]	763,961	762,977
Oak Hill Credit Partners, Series 2012-7A,
Class A (Cayman Islands)
1.68%	11/20/23[2,3,4]	775,000	777,055
Peach Finance Co., Series 2000, Class A
4.71%	04/15/48[3]	430,059	447,605
SLC Student Loan Trust, Series 2004-1,
Class B
0.55%	08/15/31[2]	316,896	280,718
SLC Student Loan Trust, Series 2008-1,
Class A4A
1.85%	12/15/32[2]	625,000	644,766
SLM Student Loan Trust, Series 2004-2,
Class B
0.74%	07/25/39[2]	352,439	317,477
SLM Student Loan Trust, Series 2005-4,
Class B
0.45%	07/25/40[2]	399,950	346,486
SLM Student Loan Trust, Series 2006-2,
Class A6
0.44%	01/25/41[2]	925,000	805,768
SLM Student Loan Trust, Series 2006-8,
Class A6
0.43%	01/25/41[2]	925,000	805,782
SLM Student Loan Trust, Series 2011-2,
Class A2
1.38%	10/25/34[2]	500,000	517,406

See accompanying notes to Schedule of Portfolio Investments.

39 / Semi-Annual Report September 2013

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2012-7,
Class A3
0.83%	05/26/26[2]	$800,000	$793,011
SLM Student Loan Trust, Series 2013-4,
Class A
0.73%	06/25/27[2]	808,896	809,805
Sound Point CLO Ltd., Series 2012-1A,
Class C (Cayman Islands)
3.57%	10/20/23[2,3,4]	325,000	323,565
South Carolina Student Loan Corp., Series A2
0.38%	12/01/20[2]	725,000	716,975
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/463,†	800,000	943,044
Student Loan Consolidation Center Student
Loan Trust I, Series 2002-2, Class B2
1.04%	07/01/42[2,3]	750,000	572,310
Symphony CLO Ltd., Series 2012-9A,
Class C (Cayman Islands)
3.52%	04/16/22[2,3,4]	300,000	301,111
TAL Advantage LLC, Series 2006-1,
Class NOTE
0.37%	04/20/21[2,3]	374,583	369,371
TAL Advantage LLC, Series 2010-2A,
Class A
4.30%	10/20/25[3]	442,708	444,317
TAL Advantage LLC, Series 2012-1A,
Class A
3.86%	05/20/27[3]	216,667	219,037
Textainer Marine Containers Ltd.,
Series 2005-1A, Class A (Bermuda)
0.43%	05/15/20[2,3,4]	175,000	173,149
Trinity Rail Leasing LP, Series 2004-1A,
Class A
5.27%	08/14/27[3]	235,382	255,206
Trip Rail Master Funding LLC,
Series 2011-1A, Class A1A
4.37%	07/15/41[3]	537,319	572,005
Triton Container Finance LLC,
Series 2006-1A, Class NOTE
0.35%	11/26/21[2,3]	593,750	582,803
Triton Container Finance LLC,
Series 2007-1A, Class NOTE
0.32%	02/26/19[2,3]	154,948	153,587
U-Haul S Fleet LLC, Series 2007-BT1,
Class BT
5.56%	02/25/20[3]	336,713	339,825

Total Asset-Backed Securities
(Cost $27,095,086)			27,720,864

BANK LOANS — 0.19%*
Health Care — 0.12%
HCA, Inc., Term Loan B4
2.93%	05/01/18[2,5]	455,133	454,767

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Services — 0.07%
AABS Ltd., Series 2013-1, Class A (STEP)
4.72%	01/15/382,†	$287,500	$288,597

Total Bank Loans
(Cost $745,466)			743,364

CORPORATES — 20.52%*
Banking — 3.39%
Abbey National Treasury Services
PLC/London (United Kingdom)
2.88%	04/25/14[4]	1,019,000	1,031,372
Bank of America N.A. (BKNT)
0.55%	06/15/17[2]	1,350,000	1,303,142
6.00%	06/15/16	650,000	712,427
6.10%	06/15/17	340,000	384,497
Barclays Bank PLC (United Kingdom)
5.20%	07/10/14[4]	850,000	879,921
Commonwealth Bank of Australia (Australia)
1.95%	03/16/15[4]	1,400,000	1,427,754
Credit Suisse/New York (Switzerland)
5.50%	05/01/14[4]	500,000	514,842
6.00%	02/15/18[4]	575,000	647,980
HBOS PLC, Series G (MTN)
(United Kingdom)
6.75%	05/21/18[3,4]	915,000	1,009,769
JPMorgan Chase Bank N.A.
0.58%	06/13/16[2]	600,000	593,227
JPMorgan Chase Bank N.A. (BKNT)
6.00%	07/05/17	600,000	681,158
6.00%	10/01/17	500,000	572,592
National Australia Bank/New York (MTN)
(Australia)
2.00%	03/09/15[4]	1,200,000	1,224,153
Royal Bank of Scotland PLC
(United Kingdom)
2.55%	09/18/15[4]	1,370,000	1,398,918
Svenska Handelsbanken AB (Sweden)
4.88%	06/10/14[3,4]	825,000	850,324

			13,232,076

Communications — 0.86%
Cellco Partnership/Verizon Wireless
Capital LLC
5.55%	02/01/14	350,000	355,488
Intelsat Jackson Holdings SA (Luxembourg)
8.50%	11/01/19[4]	1,300,000	1,413,750
Verizon Communications, Inc.
3.65%	09/14/18	1,500,000	1,583,634

			3,352,872

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 40

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Electric — 2.05%
DPL, Inc.
6.50%	10/15/16	$700,000	$754,250
Energy Transfer Partners LP
3.28%	11/01/66[2,3]	910,000	822,413
FirstEnergy Corp., Series A
2.75%	03/15/18	1,140,000	1,107,953
Mirant Mid Atlantic Pass-Through Trust,
Series C
10.06%	12/30/28	682,006	739,977
Oncor Electric Delivery Co. LLC
6.80%	09/01/18	900,000	1,077,039
PG&E Corp.
5.75%	04/01/14	910,000	932,100
Public Service Co. of New Mexico
7.95%	05/15/18	475,000	574,798
Southwestern Electric Power Co.
6.45%	01/15/19	534,000	627,688
Texas-New Mexico Power Co.
9.50%	04/01/19[3]	500,000	653,909
Tucson Electric Power
3.85%	03/15/23	700,000	688,427

			7,978,554

Energy — 1.69%
CNOOC Finance 2013 Ltd. (China)
1.12%	05/09/16[4]	1,000,000	994,857
Florida Gas Transmission Co. LLC
3.88%	07/15/22[3]	1,000,000	1,002,757
Petrobras Global Finance BV (Netherlands)
2.41%	01/15/19[2,4]	1,194,000	1,176,261
Spectra Energy Partners LP
2.95%	09/25/18	1,275,000	1,302,510
Tennessee Gas Pipeline Co. LLC
8.00%	02/01/16	1,250,000	1,437,549
Valero Energy Corp.
9.38%	03/15/19	471,000	610,879
Williams Cos., Inc.
7.88%	09/01/21	70,000	83,607

			6,608,420

Finance — 5.67%
Bear Stearns Cos. LLC
7.25%	02/01/18	1,140,000	1,366,735
Chase Capital III, Series C
0.81%	03/01/27[2]	500,000	409,823
CIT Group, Inc.
4.25%	08/15/17	1,049,000	1,073,914

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Citigroup, Inc.
0.81%	08/25/36[2]	$205,000	$168,222
1.96%	05/15/18[2]	583,000	605,974
5.30%	01/07/16	625,000	676,645
5.50%	10/15/14	371,000	388,869
6.00%	08/15/17	250,000	285,975
6.12%	05/15/18	345,000	399,450
6.38%	08/12/14	535,000	560,690
Ford Motor Credit Co. LLC
2.75%	05/15/15	500,000	511,641
Ford Motor Credit Co. LLC, Series FRN
1.52%	05/09/16[2]	1,000,000	1,013,904
General Electric Capital Corp.
4.62%	01/07/21	700,000	752,294
5.62%	05/01/18	730,000	837,331
General Electric Capital Corp. (MTN)
0.65%	05/05/26[2]	500,000	461,436
3.35%	10/17/16	750,000	794,673
General Electric Capital Corp.,
Series A (MTN)
0.51%	09/15/14[2]	694,000	695,908
General Electric Capital Corp.,
Series E (MTN)
0.39%	03/20/14[2]	300,000	299,923
Goldman Sachs Group, Inc.
5.95%	01/18/18	350,000	396,021
6.15%	04/01/18	1,100,000	1,259,377
7.50%	02/15/19	550,000	665,153
Goldman Sachs Group, Inc. (MTN)
6.00%	05/01/14	250,000	257,803
Goldman Sachs Group, Inc., Series B (MTN)
0.67%	07/22/15[2]	100,000	99,510
International Lease Finance Corp.
6.50%	09/01/14[3]	1,000,000	1,035,000
JPMorgan Chase Capital XIII, Series M
1.20%	09/30/34[2]	1,070,000	867,742
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17[2]	510,000	569,313
8.95%	05/18/17[2]	410,000	461,250
9.57%	06/06/17[2]	319,000	366,467
Morgan Stanley
0.75%	10/15/15[2]	187,000	185,669
Morgan Stanley (MTN)
0.72%	10/18/16[2]	1,185,000	1,165,301
6.25%	08/28/17	800,000	909,549
Prudential Holdings LLC (AGM)
1.13%	12/18/17[2,3]	500,000	495,988
Reckson Operating Partnership LP
5.00%	08/15/18	700,000	750,585

See accompanying notes to Schedule of Portfolio Investments.

41/ Semi-Annual Report September 2013

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Finance (continued)
ZFS Finance USA Trust II
6.45%	12/15/65[2,3]	$1,250,000	$1,340,625

			22,128,760

Health Care — 0.73%
HCA, Inc. (WI)
7.88%	02/15/20	1,240,000	1,339,975
Providence Health & Services
Obligated Group
1.10%	10/01/17[2]	1,500,000	1,501,169

			2,841,144

Industrials — 0.48%
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15[3,4]	1,000,000	1,017,211
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.90%	03/22/23[3,4]	900,000	859,850

			1,877,061

Insurance — 1.77%
Berkshire Hathaway, Inc.
3.00%	05/15/22	475,000	462,210
3.00%	02/11/23	1,120,000	1,085,455
Farmers Insurance Exchange
6.00%	08/01/14[3]	1,615,000	1,667,537
Metropolitan Life Global Funding I
3.88%	04/11/22[3]	1,000,000	1,027,998
5.12%	06/10/14[3]	800,000	825,767
Nationwide Mutual Insurance Co.
5.81%	12/15/24[2,3]	502,000	511,413
6.60%	04/15/34[3]	440,000	448,800
Pricoa Global Funding I
5.45%	06/11/14[3]	850,000	878,754

			6,907,934

Materials — 0.11%
Barrick Gold Corp. (WI)(Canada)
4.10%	05/01/23[4]	475,000	419,732

Real Estate Investment Trust (REIT) — 2.56%
Colonial Realty LP
5.50%	10/01/15	1,000,000	1,080,000
HCP, Inc.
2.62%	02/01/20	750,000	712,519
3.75%	02/01/19	525,000	545,646
6.00%	01/30/17	1,000,000	1,125,457
7.07%	06/08/15	200,000	219,447
HCP, Inc. (MTN)
6.30%	09/15/16	500,000	565,761

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Health Care REIT, Inc.
4.70%	09/15/17	$1,000,000	$1,089,143
Simon Property Group LP
4.20%	02/01/15	400,000	415,217
UDR, Inc. (MTN)
5.25%	01/15/15	1,000,000	1,049,306
Ventas Realty LP/Ventas Capital Corp.
1.55%	09/26/16	1,000,000	1,002,091
4.00%	04/30/19	1,200,000	1,263,280
WEA Finance LLC
7.12%	04/15/18[3]	775,000	923,510

			9,991,377

Transportation — 1.21%
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23[3]	1,050,000	1,056,563
Continental Airlines Pass-Through Trust,
Series 1997, Class 4A
6.90%	01/02/18	59,343	63,163
Continental Airlines Pass-Through Trust,
Series 1999, Class C2
7.26%	03/15/20	334,857	371,692
Continental Airlines Pass-Through Trust,
Series 2007, Class 1A
5.98%	04/19/22	327,213	349,300
JetBlue Airways Pass-Through Trust,
Series 2004, Class G1
0.64%	08/15/16[2]	11,504	11,030
JetBlue Airways Pass-Through Trust,
Series 2004, Class G2
0.71%	11/15/16[2]	1,161,000	1,049,979
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A-1
7.04%	04/01/22	184,141	208,079
UAL Pass-Through Trust, Series 2009-2A
9.75%	01/15/17	263,550	301,931
US Airways Pass-Through Trust,
Series 2012, Class 2A
4.62%	06/03/25	500,000	484,687
US Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	798,559	837,988

			4,734,412

Total Corporates
(Cost $76,223,526)			80,072,342

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 42

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED — 47.79%**
Commercial Mortgage-Backed — 5.75%
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-2, Class A5
4.86%	07/10/43[2]	$950,000	$996,726
Bayview Commercial Asset Trust,
Series 2008-4, Class A2
2.68%	07/25/38[2,3]	679,822	680,619
Bear Stearns Commercial Mortgage
Securities Trust, Series 2005-T20,
Class A4A
5.29%	10/12/42[2]	1,140,000	1,219,069
Bear Stearns Commercial Mortgage
Securities Trust, Series 2006-T22,
Class A4
5.76%	04/12/38[2]	1,100,000	1,198,182
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2006-C1, Class AAB
5.57%	02/15/39[2]	756,644	775,544
Credit Suisse Mortgage Capital Certificates,
Series 2006-C1, Class A3
5.57%	02/15/39[2]	1,103,811	1,123,099
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	04/12/21[3]	516,997	554,292
GE Business Loan Trust, Series 2003-2A,
Class A
0.55%	11/15/31[2,3]	790,075	759,701
GE Business Loan Trust, Series 2005-2A,
Class B
0.68%	11/15/33[2,3]	420,533	363,460
GS Mortgage Securities Corp. II,
Series 2011-GC5, Class A4
3.71%	08/10/44[2]	1,715,000	1,766,703
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-CB15,
Class ASB
5.79%	06/12/43[2]	1,414,748	1,478,519
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2007-LD12,
Class ASB
5.83%	02/15/51[2]	1,294,898	1,399,416
Merrill Lynch Mortgage Investors, Inc.,
Series 2004-KEY2, Class A4
4.86%	08/12/39[2]	1,195,666	1,225,641
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-LC1, Class A4
5.29%	01/12/44[2]	1,131,665	1,218,371
Morgan Stanley Capital I Trust,
Series 2001-C3, Class A2
3.22%	08/15/49	285,000	298,492
Morgan Stanley Capital I Trust,
Series 2005-T19, Class A4A
4.89%	06/12/47	1,040,000	1,099,594
Morgan Stanley Capital I Trust,
Series 2011-C3, Class A4
4.12%	08/15/49	165,000	173,826

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Morgan Stanley Capital I Trust,
Series 2012-C4, Class A4
3.24%	03/15/45	$1,445,000	$1,431,646
Spirit Master Funding LLC, Series 2005-1,
Class A1
5.05%	07/20/23[3]	617,425	623,599
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C20, Class A7
5.12%	07/15/42[2]	940,000	996,429
WF-RBS Commercial Mortgage Trust,
Series 2011-C5, Class A4
3.67%	11/15/44	1,405,000	1,433,968
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class A2
3.43%	06/15/45	1,605,000	1,597,532

			22,414,428

Non-Agency Mortgage-Backed — 14.33%
Ameriquest Mortgage Securities, Inc.,
Series 2005-R5, Class M1
0.61%	07/25/35[2]	1,645,065	1,621,759
Ameriquest Mortgage Securities, Inc.,
Series 2005-R6, Class A2
0.38%	08/25/35[2]	303,822	298,935
Asset Backed Securities Corp. Home Equity
Loan Trust, Series 2004-HE9, Class M1
1.15%	12/25/34[2]	941,685	827,374
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2005-HE4, Class M2
0.63%	05/25/35[2]	1,310,281	1,308,645
Banc of America Funding Corp.,
Series 2003-2, Class 1A1
6.50%	06/25/32	4,718	5,005
Banc of America Funding Corp.,
Series 2006-G, Class 2A3
0.35%	07/20/36[2]	475,787	473,047
Bear Stearns Asset-Backed Securities Trust,
Series 2002-1, Class 1A5 (STEP)
6.89%	12/25/34	6,137	6,640
Bear Stearns Asset-Backed Securities Trust,
Series 2005-HE12, Class 1A3
0.57%	12/25/35[2]	800,000	784,438
Bear Stearns Asset-Backed Securities Trust,
Series 2005-HE9, Class M1
0.69%	10/25/35[2]	1,368,643	1,350,621
CC Mortgage Funding Corp., Series 2004-1A,
Class A1
0.46%	01/25/35[2,3]	259,806	232,660
CC Mortgage Funding Corp., Series 2005-2A,
Class A1
0.36%	05/25/36[2,3]	235,325	189,048

See accompanying notes to Schedule of Portfolio Investments.

43 / Semi-Annual Report September 2013

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Centex Home Equity, Series 2005-D,
Class M1
0.61%	10/25/35[2]	$1,710,000	$1,645,666
Chase Funding Mortgage Loan Asset-Backed
Certificates, Series 2004-2, Class 1A4
5.32%	02/25/35	6,973	7,073
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
3.08%	02/25/34[2]	25,450	24,836
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH2, Class A3
0.36%	03/25/37[2]	1,526,500	1,439,463
Conseco Finance Securitizations Corp.,
Series 2000-E, Class M1
8.13%	08/15/31[2]	28,471	28,670
Conseco Finance Securitizations Corp.,
Series 2001-4, Class A4
7.36%	09/01/33	536,980	576,373
Conseco Finance, Series 2001-D,
Class A5
6.69%	11/15/32[2]	30,730	30,907
Conseco Finance, Series 2002-A,
Class A5 (STEP)
7.55%	04/15/32	107,587	111,213
Conseco Finance, Series 2002-C,
Class BF2
8.00%	06/15/32[2,3]	257,029	284,063
Conseco Financial Corp., Series 1996-7,
Class M1
7.70%	10/15/27[2]	917,850	994,505
Conseco Financial Corp., Series 1997-3,
Class A7
7.64%	03/15/28[2]	310,096	339,888
Conseco Financial Corp., Series 1998-6,
Class A8
6.66%	06/01/30	949,696	1,026,473
Countryplace Manufactured Housing Contract
Trust, Series 2007-1, Class A4
5.85%	07/15/37[2,3]	700,000	706,197
Countrywide Alternative Loan Trust,
Series 2005-27, Class 3A2
1.25%	08/25/35[2]	25,609	18,620
Countrywide Asset-Backed Certificates,
Series 2005-1, Class MV2
0.62%	07/25/35[2]	966,999	968,510
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-14,
Class 4A1
4.95%	08/25/34[2]	280,419	283,313
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB3,
Class AF1 (STEP)
3.38%	12/25/32	1,462,825	1,416,765

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB2,
Class AF4 (STEP)
3.97%	12/25/36	$1,162,101	$916,228
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB6,
Class A23
0.33%	07/25/36[2]	1,282,186	1,036,319
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A1 (STEP)
0.24%	04/25/37[2]	235,695	143,603
Credit-Based Asset Servicing and
Securitization, LLC, Series 2007-CB5,
Class A3
0.43%	04/25/37[2]	2,800,668	1,753,089
DBRR Trust, Series 2012-EZ1, Class A
0.95%	09/25/45[3]	1,296,038	1,295,446
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43[2,3]	913,300	914,730
Equifirst Mortgage Loan Trust, Series 2005-1,
Class M1
0.60%	04/25/35[2]	1,379,675	1,378,266
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA3, Class A1
2.20%	09/25/34[2]	743,871	738,301
Green Tree Financial Corp., Series 1998-4,
Class A5
6.18%	04/01/30	487,381	506,101
Green Tree Home Improvement Loan Trust,
Series 1997-E, Class HEB1
7.53%	01/15/29	26,337	26,356
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38[2,3]	661,293	737,755
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38[2,3]	959,479	1,058,922
Greenpoint Manufactured Housing,
Series 1999-5, Class A5
7.82%	12/15/29[2]	611,520	637,510
Home Equity Loan Trust, Series 2006-2,
Class A1
0.33%	03/20/36[2]	1,266,202	1,244,257
Home Equity Loan Trust, Series 2006-4,
Class A3V
0.33%	03/20/36[2]	454,156	449,077
Home Equity Loan Trust, Series 2007-3,
Class APT
1.38%	11/20/36[2]	685,292	683,816
Indymac Index Mortgage Loan Trust,
Series 2004-AR6, Class 6A1
2.76%	10/25/34[2]	100,127	99,166

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 44

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Indymac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
0.98%	11/25/34[2]	$42,391	$35,959
Indymac Index Mortgage Loan Trust,
Series 2007-AR11, Class 1A1
2.47%	06/25/37[2]	1,690,260	1,116,630
Indymac Manufactured Housing Contract,
Series 1997-1, Class A3
6.61%	02/25/28	382,090	379,731
Indymac Manufactured Housing Contract,
Series 1997-1, Class A4
6.75%	02/25/28	101,716	101,088
Indymac Manufactured Housing Contract,
Series 1998-1, Class A4
6.49%	09/25/28	237,446	247,711
JPMorgan Mortgage Trust, Series 2007-A3,
Class 3A2
5.06%	05/25/37[2]	670,938	575,582
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A4
5.27%	04/15/40	336,050	356,162
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A5
5.87%	04/15/40	193,092	209,032
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A6
6.47%	04/15/40[2]	608,522	661,909
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
4.65%	01/25/34[2]	427,342	423,211
MASTR Adjustable Rate Mortgages Trust,
Series 2004-1, Class 2A1
2.75%	01/25/34[2]	735	708
MASTR Asset Securitization Trust,
Series 2002-8, Class 1A1
5.50%	12/25/17	2,372	2,449
MASTR Asset-Backed Securities Trust,
Series 2006-AB1, Class A2
0.41%	02/25/36[2]	1,670,226	1,619,749
MASTR Seasoned Securities Trust,
Series 2004-1, Class 4A1
2.71%	10/25/32[2]	2,732	2,767
MASTR Seasoned Securities Trust,
Series 2005-1, Class 4A1
2.43%	10/25/32[2]	28,009	28,073
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2C
0.36%	06/25/37[2]	811,700	470,459
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2D
0.43%	06/25/37[2]	1,500,000	878,315
Mid-State Trust, Series 11, Class A1
4.86%	07/15/38	1,144,436	1,231,088

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Mid-State Trust, Series 2004-1, Class A
6.00%	08/15/37	$569,650	$601,868
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37	836,549	1,043,526
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37	597,535	696,015
Mid-State Trust, Series 2005-1, Class M2
7.08%	01/15/40	893,282	965,212
Morgan Stanley ABS Capital I,
Series 2004-NC7, Class M2
1.11%	07/25/34[2]	2,000,000	1,874,828
Morgan Stanley ABS Capital I,
Series 2005-HE3, Class M3
0.71%	07/25/35[2]	1,903,000	1,746,370
Oakwood Mortgage Investors, Inc.,
Series 1998-B, Class A4
6.35%	03/15/17	4,640	4,672
Origen Manufactured Housing,
Series 2004-A, Class M2
6.64%	01/15/35[2]	486,486	538,377
Park Place Securities, Inc.,
Series 2004-WCW1, Class M2
0.86%	09/25/34[2]	867,397	857,111
Park Place Securities, Inc.,
Series 2004-WWF1, Class M2
1.20%	12/25/34[2]	1,542,883	1,519,510
Residential Asset Mortgage Products, Inc.,
Series 2002-RS4, Class AI5 (STEP)
6.16%	08/25/32	2,220	1,615
Residential Asset Mortgage Products, Inc.,
Series 2003-RS1, Class AI5 (STEP)
5.69%	03/25/33	15,836	15,043
Residential Asset Mortgage Products, Inc.,
Series 2003-SL1, Class A41
8.00%	04/25/31	43,716	47,994
Residential Asset Securities Corp.,
Series 2004-IP2, Class 2A1
2.62%	12/25/34[2]	77,045	77,355
Residential Asset Securities Corp.,
Series 2005-EMX4 Class A3
0.52%	11/25/35[2]	703,999	703,931
Residential Funding Mortgage Securities II,
Inc., Series 2001-HI3, Class AI7 (STEP)
7.56%	07/25/26	302,160	306,855
Residential Funding Mortgage Securities II,
Inc., Series 2003-HS2, Class AI4 (STEP)
3.87%	07/25/33	8,915	8,894
SG Mortgage Securities Trust,
Series 2006-FRE1, Class A1B
0.45%	02/25/36[2]	59,697	44,414

See accompanying notes to Schedule of Portfolio Investments.

45 / Semi-Annual Report September 2013

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Soundview Home Equity Loan Trust,
Series 2006-WF2, Class A2C
0.32%	12/25/36[2]	$1,051,781	$1,019,241
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR8, Class A2
1.65%	02/25/36[2]	1,132,223	921,650
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR3, Class 22A1
2.11%	05/25/36[2]	3,552,988	2,343,721
UCFC Home Equity Loan, Series 1998-D,
Class BF1
8.96%	04/15/30[2]	3,657	1,727
UCFC Home Equity Loan, Series 1998-D,
Class MF1
6.90%	04/15/30	104,146	105,167
Vanderbilt Mortgage Finance, Series 2001-A,
Class M1
7.74%	04/07/31[2]	513,860	526,377
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR18, Class A
2.50%	01/25/33[2]	16,943	17,060
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2007-OA2,
Class 2A
0.86%	01/25/47[2]	1,551,535	969,556

			55,918,361

U.S. Agency Mortgage-Backed — 27.71%
Fannie Mae Pool (TBA)
2.50%	10/25/27	1,260,000	1,267,481
3.00%	10/25/26	12,640,000	13,090,300
3.50%	10/25/42	12,345,000	12,574,540
4.00%	10/25/41	14,995,000	15,733,034
Fannie Mae Pool 253974
7.00%	08/01/31	12,460	14,053
Fannie Mae Pool 254232
6.50%	03/01/22	17,509	19,378
Fannie Mae Pool 527247
7.00%	09/01/26	85	96
Fannie Mae Pool 545191
7.00%	09/01/31	5,948	6,730
Fannie Mae Pool 545646
7.00%	09/01/26	62	70
Fannie Mae Pool 549740
6.50%	10/01/27	20,047	22,228
Fannie Mae Pool 555284
7.50%	10/01/17	409	441
Fannie Mae Pool 606108
7.00%	03/01/31	981	1,026
Fannie Mae Pool 630599
7.00%	05/01/32	12,159	14,152

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 655928
7.00%	08/01/32	$7,349	$8,500
Fannie Mae Pool 735207
7.00%	04/01/34	4,763	5,405
Fannie Mae Pool 735646
4.50%	07/01/20	8,052	8,574
Fannie Mae Pool 735686
6.50%	12/01/22	78,742	87,129
Fannie Mae Pool 735861
6.50%	09/01/33	182,047	207,239
Fannie Mae Pool 764388
5.03%	03/01/34[2]	44,835	47,749
Fannie Mae Pool 776708
5.00%	05/01/34	331,181	364,448
Fannie Mae Pool 817611
5.29%	11/01/35[2]	58,207	62,696
Fannie Mae Pool 844773
5.21%	12/01/35[2]	5,188	5,589
Fannie Mae Pool 889125
5.00%	12/01/21	409,437	436,527
Fannie Mae Pool 889184
5.50%	09/01/36	395,054	432,420
Fannie Mae Pool 890221
5.50%	12/01/33	595,493	652,741
Fannie Mae Pool 895606
5.78%	06/01/36[2]	123,438	134,239
Fannie Mae Pool 918445
5.96%	05/01/37[2]	10,637	11,409
Fannie Mae Pool 939419
5.78%	05/01/37[2]	210,607	227,406
Fannie Mae Pool AB3685
4.00%	10/01/41	2,394,903	2,521,275
Fannie Mae Pool AD0791
4.76%	02/01/20	967,242	1,091,786
Fannie Mae Pool AE0134
4.40%	02/01/20	1,350,000	1,494,144
Fannie Mae Pool AE0600
3.98%	11/01/20	1,016,605	1,100,053
Fannie Mae Pool AE0605
4.67%	07/01/20	973,494	1,091,379
Fannie Mae Pool AH3428
3.50%	01/01/26	2,324,180	2,464,631
Fannie Mae Pool AJ0764
4.50%	09/01/41	893,685	955,301
Fannie Mae Pool AL0209
4.50%	05/01/41	925,154	1,003,287
Fannie Mae Pool AL2602
2.65%	10/01/22	1,476,221	1,489,332

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 46

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool FN0005
3.38%	11/01/20	$1,420,248	$1,475,159
Fannie Mae Pool FN0007
3.46%	11/01/20	1,390,000	1,450,299
Fannie Mae Pool MA1278
2.50%	12/01/22	2,641,297	2,723,219
Fannie Mae Pool MA1527
3.00%	07/01/33	3,453,309	3,460,324
Fannie Mae Pool MA1561
3.00%	09/01/33	3,471,619	3,478,670
Fannie Mae Whole Loan, Series 2003-W6,
Class 5T (IO)
0.55%	09/25/42[2]	24,662,157	274,080
Fannie Mae, Series 1989-25, Class G
6.00%	06/25/19	2,270	2,462
Fannie Mae, Series 1992-116, Class B
6.50%	06/25/22	246	263
Fannie Mae, Series 1993-225, Class SG
26.77%	12/25/13[2]	2,667	2,744
Fannie Mae, Series 1993-80, Class S
10.65%	05/25/23[2]	12,687	14,169
Fannie Mae, Series 2001-52, Class YZ
6.50%	10/25/31	265,950	299,680
Fannie Mae, Series 2007-64, Class FA
0.65%	07/25/37[2]	401,250	404,019
Fannie Mae, Series 2008-50, Class SA (IO)
5.87%	11/25/36[2]	4,292,278	601,831
Fannie Mae, Series 2009-M1, Class A2
4.29%	07/25/19	101,000	110,531
Fannie Mae, Series 2012-M12, Class 1A
2.94%	08/25/22[2]	2,070,358	2,044,121
Fannie Mae, Series 2012-M15, Class A
2.74%	10/25/22[2]	1,624,721	1,579,931
Freddie Mac Gold Pool A25162
5.50%	05/01/34	515,917	562,390
Freddie Mac Gold Pool A33262
5.50%	02/01/35	97,095	108,430
Freddie Mac Gold Pool A68781
5.50%	10/01/37	23,271	25,244
Freddie Mac Gold Pool A94843
4.00%	11/01/40	1,898,043	1,993,093
Freddie Mac Gold Pool C03813
3.50%	04/01/42	1,912,133	1,943,355
Freddie Mac Gold Pool C90504
6.50%	12/01/21	2,059	2,281
Freddie Mac Gold Pool E01279
5.50%	01/01/18	2,367	2,512
Freddie Mac Gold Pool E90474
6.00%	07/01/17	4,363	4,620

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G01548
7.50%	07/01/32	$637,629	$779,692
Freddie Mac Gold Pool G01601
4.00%	09/01/33	10,758	11,326
Freddie Mac Gold Pool G01611
4.00%	09/01/33	4,378	4,608
Freddie Mac Gold Pool G01644
5.50%	02/01/34	321,996	352,068
Freddie Mac Gold Pool G02366
6.50%	10/01/36	289,205	321,881
Freddie Mac Gold Pool G06499
4.00%	03/01/41	1,349,875	1,416,143
Freddie Mac Gold Pool G11707
6.00%	03/01/20	4,622	4,992
Freddie Mac Gold Pool G12393
5.50%	10/01/21	338,567	363,933
Freddie Mac Gold Pool G12909
6.00%	11/01/22	438,374	486,167
Freddie Mac Gold Pool G13032
6.00%	09/01/22	288,030	318,215
Freddie Mac Gold Pool J06246
5.50%	10/01/21	151,540	162,537
Freddie Mac Gold Pool J13884
3.50%	12/01/25	1,725,530	1,819,162
Freddie Mac Gold Pool Q05261
3.50%	12/01/41	1,276,336	1,299,170
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K004,
Class A2
4.19%	08/25/19	930,000	1,018,796
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K017,
Class A2
2.87%	12/25/21	2,040,000	2,017,533
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K018,
Class A2
2.79%	01/25/22	2,085,000	2,046,564
Freddie Mac Pool Q20178
3.50%	07/01/43	1,698,770	1,729,855
Freddie Mac REMICS, Series 3460,
Class SA (IO)
6.02%	06/15/38[2]	4,433,234	615,323
Freddie Mac REMICS, Series 4030,
Class HS (IO)
6.43%	04/15/42[2]	4,083,958	636,133
Freddie Mac, Series 1602, Class SN
10.09%	10/15/23[2]	14,590	18,195
Freddie Mac, Series 1688, Class W
7.25%	03/15/14	194	195

See accompanying notes to Schedule of Portfolio Investments.

47 / Semi-Annual Report September 2013

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 2174, Class PN
6.00%	07/15/29	$105,318	$116,342
Freddie Mac, Series 2929, Class PE
5.00%	05/15/33	7,360	7,407
Freddie Mac, Series K020, Class A2
2.37%	05/25/40	1,555,000	1,468,701
Ginnie Mae I Pool 782810
4.50%	11/15/39	2,104,332	2,289,858
Ginnie Mae II (TBA)
3.00%	10/20/42	2,430,000	2,402,283
Ginnie Mae II Pool 80968
1.75%	07/20/34[2]	56,083	58,229
Ginnie Mae, Series 2004-8, Class SE
13.93%	11/26/23[2]	90,439	104,577
Ginnie Mae, Series 2010-156, Class AC
2.76%	03/16/39	1,000,000	1,022,159
NCUA Guaranteed Notes, Series 2010-R2,
Class 1A
0.55%	11/06/17[2]	1,191,661	1,196,880
NCUA Guaranteed Notes, Series 2010-R2,
Class 2A
0.65%	11/05/20[2]	908,553	914,711
NCUA Guaranteed Notes, Series 2011-C1,
Class 2A
0.71%	03/09/21[2]	919,153	925,377
NCUA Guaranteed Notes, Series 2011-R2,
Class 1A
0.58%	02/06/20[2]	982,314	987,840

			108,127,067

Total Mortgage-Backed
(Cost $178,601,751)			186,459,856

MUNICIPAL BONDS — 1.34%*
California — 0.53%
State of California, Build America Bonds
5.70%	11/01/21	700,000	798,539
State of California, Taxable, Various Purpose
6.20%	10/01/19	866,000	1,019,602
State of California, Taxable, Various Purpose,
Series 3
5.95%	04/01/16	225,000	252,085

			2,070,226

Illinois — 0.58%
State of Illinois, Build America Bonds
6.20%	07/01/21	600,000	650,760
State of Illinois, Taxable Bonds
4.95%	06/01/23	210,000	208,627
5.67%	03/01/18	525,000	573,085

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
Illinois (continued)
State of Illinois, Taxable-Pension
4.35%	06/01/18	$800,000	$830,256

			2,262,728

Texas — 0.23%
City of Houston Texas, Taxable Pension
Obligation, Series A
6.29%	03/01/32	800,000	903,224

Total Municipal Bonds
(Cost $5,111,726)			5,236,178

U.S. AGENCY SECURITIES — 2.54%
U.S. Agency Securities — 2.54%
Fannie Mae
0.65%	03/28/16	1,610,000	1,608,764
Federal Farm Credit Bank
0.14%	09/19/14[2]	1,960,000	1,961,375
Federal Home Loan Bank
0.55%	06/03/16	1,720,000	1,713,184
Federal Home Loan Bank (STEP)
0.75%	05/26/28	1,610,000	1,545,304
Freddie Mac
0.50%	09/14/15	3,065,000	3,064,132

Total U.S. Agency Securities
(Cost $9,962,641)			9,892,759

U.S. TREASURY SECURITIES — 14.49%
U.S. Treasury Bonds — 0.36%
U.S. Treasury Bonds (Strip Principal)
0.00%	11/15/27[6]	2,285,000	1,427,222

U.S. Treasury Notes — 14.13%
U.S. Treasury Notes
0.25%	05/15/15	8,340,000	8,340,000
0.25%	08/15/15	3,095,000	3,092,097
1.38%	06/30/18	3,050,000	3,057,975
1.38%	09/30/18	7,900,000	7,894,754
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.13%	04/15/17[7]	6,380,000	6,770,403
0.13%	04/15/18[7]	1,195,000	1,244,726
0.50%	04/15/15[7]	8,455,000	9,316,838
1.25%	04/15/14[7]	3,815,000	4,247,853
1.63%	01/15/15[7]	1,130,000	1,429,582
2.00%	07/15/14[7]	7,650,000	9,724,595

Total U.S. Treasury Securities
(Cost $57,470,761)			56,546,045

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 48

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

			Value
Total Bonds – 93.97%
(Cost $355,210,957)			$366,671,408

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 18.15%
Commercial Paper — 1.63%
Macquarie Bank Ltd. (Australia)
0.32%[8]	10/24/13[3,4]	$3,090,000	3,089,579
RBS Holdings USA, Inc.
0.36%[8]	01/22/14	3,255,000	3,252,506

			6,342,085

Money Market Funds — 1.62%
Dreyfus Cash Advantage Fund
0.06%[9]		3,907,000	3,907,000
DWS Money Market Series
Institutional Funds
0.05%[9]		2,424,000	2,424,000

			6,331,000

U.S. Agency Discount Notes — 14.88%
Fannie Mae
0.06%[8]	02/12/14	14,980,000	14,978,891
Federal Home Loan Bank
0.07%[8]	10/04/13	10,090,000	10,089,983
0.08%[8]	02/21/14	5,800,000	5,799,542
0.09%[8]	02/21/14	3,650,000	3,649,712
Freddie Mac
0.06%[8]	10/15/13	13,000,000	12,999,900
0.08%[8]	02/24/14	8,485,000	8,484,313
0.09%[8]	11/08/13	2,060,000	2,059,978

			58,062,319

U.S. Treasury Bills — 0.02%
U.S. Treasury Bills
0.04%[8]	12/05/13[10]	20,000	20,000
0.05%[8]	12/05/13[10]	10,000	10,000
0.07%[8]	12/05/13[10]	50,000	50,000

			80,000

Total Short-Term Investments
(Cost $70,806,809)			70,815,404

Value
Total Investments – 112.12%
(Cost $426,017,766)[1]	$437,486,812

Liabilities in Excess of Other
Assets – (12.12)%	(47,295,928)

Net Assets – 100.00%	$390,190,884

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
30	U.S. Treasury Ten Year Note,
	Expiration December 2013	$(61,810)

	Net unrealized (depreciation)	$(61,810)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)	Appreciation	Value
SWAPS: INTEREST RATE
The Fund pays a fixed rate equal to 2.42% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.

11/15/27	$–	$725	$80,903	$80,903

The Fund pays a fixed rate equal to 2.48% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.

11/15/27	–	720	74,110	74,110

	$–	$1,445	$155,013	$155,013

Expiration Date	Premiums (Received)	Notional Amount (000’s)[a]	Appreciation	Value[b]

SWAPTION: RATE FLOOR INFLATION

The Fund received a fixed payment equal to $13,685 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.

11/23/20	$(13,685)	$1,190	$12,257	$(1,428)

	$(13,685)	$1,190	$12,257	$(1,428)

[a]	The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[b]	The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying notes to Schedule of Portfolio Investments.

49 / Semi-Annual Report September 2013

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Notes:

[1]	Cost for federal income tax purposes is $426,061,447 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$14,066,682
Gross unrealized depreciation	(2,641,317)

Net unrealized appreciation	$11,425,365

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2013.
[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2013, was $46,498,296, representing 11.92% of total net assets.
[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
10/22/07	HCA, Inc., Term Loan B4,
	2.93%, 05/01/18	$455,133	$454,767	0.12%

[6]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2013.
[7]	Inflation protected security. Principal amount reflects original security face amount.
[8]	Represents annualized yield at date of purchase.
[9]	Represents the current yield as of September 30, 2013.
[10]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $79,999.
†	Fair valued security. The aggregate value of fair valued securities is $2,635,436, which is 0.68% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(AGM): Assurance Guaranty Municipal Corp. (formerly known as FSA (Financial Security Assurance, Inc.))

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 50

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BONDS – 109.85%
ASSET-BACKED SECURITIES — 6.40%**
Academic Loan Funding Trust,
Series 2012-1A, Class A2
1.28%	12/27/44[2,3]	$14,950,000	$14,998,141
Access Group, Inc., Series 2001, Class 2A1
0.62%	05/25/29[2]	3,556,203	3,201,198
Access Group, Inc., Series 2004-1, Class A2
0.46%	09/26/33[2]	77,500	75,733
Aircastle Aircraft Lease Backed Trust,
Series 2007-1A, Class G1
0.49%	06/14/37[2,3]	39,885,235	36,040,298
Ally Auto Receivables Trust, Series 2012-1,
Class A3
0.93%	02/16/16	804,071	805,352
American Money Management Corp.,
Series 2013-12A, Class D1 (Cayman Islands)
4.02%	05/10/25[2,3,4]	1,650,000	1,604,384
AMURF, Series 2012, Class B
11.00%	12/17/172,5,†	14,524,223	14,524,368
ARES CLO Ltd., Series 2012-3A, Class E
6.02%	01/17/24[2,3]	500,000	481,643
ARES CLO Ltd., Series 2013-1A, Class D
(Cayman Islands)
4.04%	04/15/25[2,3,4]	1,450,000	1,394,004
ARES CLO Ltd., Series 2013-1A, Class E
(Cayman Islands)
5.29%	04/15/25[2,3,4]	475,000	423,299
Arizona Educational Loan Marketing Corp.,
Series 2004-A, Class B2
0.26%	12/01/38	8,800,000	8,800,000
Avalon IV Capital Ltd., Series 2012-1A,
Class C (Cayman Islands)
3.87%	04/17/23[2,3,4]	11,145,000	11,201,617
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class D
5.50%	11/20/15†	2,255,000	2,176,758
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class E1
6.25%	04/20/16†	2,669,000	2,402,908
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class E2
7.00%	03/20/17†	5,240,000	4,455,586
Babcock & Brown Air Funding I Ltd.,
Series 2007-1A, Class G1 (Bermuda)
0.48%	11/14/33[2,3,4]	41,529,518	35,300,090
Babson CLO Ltd., Series 2005-3A, Class C
0.96%	11/10/19[2,3]	1,700,000	1,657,054
Babson CLO Ltd., Series 2013-IA, Class C
2.91%	04/20/25[2,3]	2,300,000	2,243,834
Babson CLO Ltd., Series 2013-IA, Class E
4.61%	04/20/25[2,3]	1,750,000	1,593,930
Ballyrock Ltd., Series 2005-3A, Class C
1.00%	07/25/17[2,3]	4,757,197	4,723,574

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Ballyrock Ltd., Series 2005-3X, Class D
2.13%	07/25/17	[5]	$7,260,530	$7,124,433
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
0.55%	01/25/35	[2,3]	4,577,091	4,175,391
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
0.48%	04/25/35	[2,3]	4,585,761	3,913,236
Bayview Commercial Asset Trust,
Series 2005-2A, Class A1
0.49%	08/25/35	[2,3]	28,991,758	23,867,377
Bayview Commercial Asset Trust,
Series 2006-4A, Class A1
0.41%	12/25/36	[2,3]	259,231	210,849
Bayview Commercial Asset Trust,
Series 2007-1, Class A1
0.40%	03/25/37	[2,3]	10,886,867	8,702,014
Bayview Commercial Asset Trust,
Series 2007-2A, Class A1
0.45%	07/25/37	[2,3]	16,873,455	13,290,350
Bayview Commercial Asset Trust,
Series 2007-3, Class A1
0.42%	07/25/37	[2,3]	2,636,739	2,146,949
Beacon Container Finance LLC,
Series 2012-1A, Class A
3.72%	09/20/27	[3]	15,546,164	15,769,806
BlueMountain CLO Ltd., Series 2012-2A,
Class A1 (Cayman Islands)
1.68%	11/20/24	[2,3,4]	50,000,000	50,100,800
Brazos Higher Education Authority, Inc.,
Series 2003 I, Class A3
0.38%	09/26/22	[2]	50,000	49,462
Brazos Higher Education Authority, Inc.,
Series 2005-1, Class 1A4
0.42%	03/26/29	[2]	10,000,000	9,571,600
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
1.46%	02/25/35	[2]	12,790,000	12,746,466
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
1.06%	02/25/30	[2]	60,000	60,500
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A3
1.31%	11/25/33	[2]	16,050,000	16,339,058
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A2
1.12%	07/25/29	[2]	4,100,000	4,158,700
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
1.27%	10/27/36	[2]	24,490,000	24,136,546
Brazos Higher Education Authority, Inc.,
Series 2012-1, Class A1
0.88%	12/26/35	[2]	55,722	54,946

See accompanying notes to Schedule of Portfolio Investments.

51 / Semi-Annual Report September 2013

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
CAL Funding II Ltd., Series 2012-1A,
Class A (Bermuda)
3.47%	10/25/27[3,4]	$227,083	$226,333
Cent CLO LP, Series 2013-17A, Class D
(Cayman Islands)
6.29%	01/30/25[2,3,4]	805,000	784,655
CIFC Funding Ltd., Series 2012-2A,
Class A1L (Cayman Islands)
1.66%	12/05/24[2,3,4]	54,900,000	55,005,847
CIT Education Loan Trust, Series 2007-1,
Class A
0.34%	03/25/42[2,3]	20,281,721	18,593,169
CIT Education Loan Trust, Series 2007-1,
Class B
0.55%	06/25/42[2,3]	28,104,292	25,435,811
College Loan Corp. Trust, Series 2005-2,
Class B
0.76%	01/15/37[2]	6,132,288	5,267,583
Columbus Nova CLO Ltd., Series 2007-2A,
Class D
4.77%	10/15/21[2,3]	375,000	375,131
Cronos Containers Program Ltd.,
Series 2012-1A, Class A (Bermuda)
4.21%	05/18/27[3,4]	20,150,000	20,450,880
Cronos Containers Program Ltd.,
Series 2012-2A, Class A (Bermuda)
3.81%	09/18/27[3,4]	2,947,500	2,996,891
Doral CLO 1 Ltd., Series 2012-2A, Class B
(Cayman Islands)
2.76%	05/26/23[2,3,4]	11,500,000	10,871,468
Dryden XXIII Senior Loan Fund,
Series 2012-23A, Class D (Cayman Islands)
6.27%	07/17/23[2,3,4]	350,000	349,853
Dryden XXV Senior Loan Fund,
Series 2012-25A, Class A (Cayman Islands)
1.65%	01/15/25[2,3,4]	24,100,000	24,148,200
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
0.92%	04/25/35[2]	80,000	79,638
Educational Funding of the South, Inc.,
Series 2012-1, Class A
1.23%	03/25/36[2]	36,313,089	36,344,574
FM Leveraged Capital Fund II,
Series 2006-2A, Class C (Cayman Islands)
1.11%	11/15/20[2,3,4]	2,666,212	2,665,683
FM Leveraged Capital Fund, Series 2006-2X,
Class E
4.01%	11/15/20[5]	4,600,000	4,608,721
Galaxy CLO Ltd., Series 2011-11A, Class E
5.26%	08/20/22[2,3]	1,250,000	1,245,965
GCO Education Loan Funding Trust,
Series 2006-1, Class A11L
0.49%	05/25/36[2]	25,000,000	21,705,440

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GE Business Loan Trust, Series 2004-1,
Class A
0.47%	05/15/32[2,3]	$23,590,134	$22,683,010
GE Business Loan Trust, Series 2004-2A,
Class A
0.40%	12/15/32[2,3]	12,357,191	11,653,264
GE Business Loan Trust, Series 2005-1A,
Class A3
0.43%	06/15/33[2,3]	13,198,106	12,356,846
GE Business Loan Trust, Series 2005-2A,
Class A
0.42%	11/15/33[2,3]	29,307,885	27,005,824
GE Seaco Finance SRL, Series 2004-1A,
Class A (Barbados)
0.48%	04/17/19[2,3,4]	2,502,500	2,488,105
GE Seaco Finance SRL, Series 2005-1A,
Class A (Barbados)
0.43%	11/17/20[2,3,4]	28,891,417	28,616,396
Goal Capital Funding Trust, Series 2005-2,
Class B
0.79%	11/25/44[2]	17,038,895	14,724,876
Goal Capital Funding Trust, Series 2006-1,
Class A3
0.38%	11/25/26[2]	49,563	48,908
Goal Capital Funding Trust, Series 2006-1,
Class B
0.71%	08/25/42[2]	4,920,547	4,393,186
Goldentree Loan Opportunities V Ltd.,
Series 2007-5A, Class C (Cayman Islands)
2.27%	10/18/21[2,3,4]	650,000	659,926
Great Lakes CLO Ltd., Series 2012-1A,
Class B (Cayman Islands)
3.02%	01/15/23[2,3,4]	5,000,000	5,059,790
Gulf Stream Compass CLO Ltd.,
Series 2005-2X, Class D
2.46%	01/24/20[5]	500,000	478,490
Halcyon Loan Advisors Funding Ltd.,
Series 2012-2A, Class C (Cayman Islands)
3.10%	12/20/24[2,3,4]	8,650,000	8,275,403
Katonah CLO Ltd., Series 2006-9A,
Class B1L (Cayman Islands)
1.67%	01/25/19[2,3,4]	350,000	326,120
Katonah VII CLO Ltd., Series 7A, Class C
(Cayman Islands)
1.01%	11/15/17[2,3,4]	3,250,000	3,152,822
Latitude CLO Ltd., Series 2005-1X, Class C
2.10%	12/15/17[5]	5,000,000	4,738,551
LCM LP, Series 14A, Class C
(Cayman Islands)
3.02%	07/15/25[2,3,4]	800,000	766,031
LCM LP, Series 14A, Class D
(Cayman Islands)
3.78%	07/15/25[2,3,4]	750,000	711,235

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 52

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
National Collegiate Master Student Loan
Trust I, Series 2002-2, Class AR10
3.68%	11/01/42[2,3]	$37,075,000	$36,889,625
National Collegiate Student Loan Trust,
Series 2006-3, Class A3
0.33%	10/25/27[2]	41,754,522	39,723,707
National Collegiate Student Loan Trust,
Series 2006-3, Class A4
0.45%	03/26/29[2]	6,850,000	5,618,695
National Collegiate Student Loan Trust,
Series 2006-4, Class A2
0.32%	12/27/27[2]	3,584,374	3,458,718
National Collegiate Student Loan Trust,
Series 2007-1, Class A3
0.42%	07/25/30[2]	15,000,000	12,135,737
National Collegiate Student Loan Trust,
Series 2007-4, Class A2A3
3.68%	12/26/25[2]	14,350,000	14,341,103
Navigator CDO Ltd., Series 2006-2A, Class D
(Cayman Islands)
3.75%	09/20/20[2,3,4]	459,271	422,455
Nelnet Education Loan Funding, Inc.,
Series 2004-1A, Class B1
0.87%	02/25/36[2,3]	10,125,000	7,391,250
Newstar Trust, Series 2012-2A, Class C
4.52%	01/20/23[2,3]	5,000,000	5,024,795
North Carolina State Education Authority,
Series 2011-1, Class A3
1.17%	10/25/41[2]	24,000,000	23,061,360
Northstar Education Finance, Inc.
1.03%	01/29/46[2]	42,825,000	42,746,187
Oak Hill Credit Partners, Series 2012-7A,
Class A (Cayman Islands)
1.68%	11/20/23[2,3,4]	11,950,000	11,981,691
Octagon Investment Partners XI Ltd.,
Series 2007-1X, Class A1B
0.52%	08/25/21[5]	10,000,000	9,724,740
Pam Capital Funding LP, Series 1998-1A,
Class B2 (Cayman Islands)
1.62%	05/01/142,3,4,6,†	689,235	137,843
Panhandle-Plains Higher Education Authority,
Inc., Series 2011-1, Class A3
1.22%	10/01/37[2]	16,950,000	16,880,991
Panthera Aviation, Series 2013-1
10.00%	01/25/222,5,†	19,225,000	19,225,188
Panthera Aviation, Series 2013-2
10.00%	03/20/242,5,†	34,625,000	34,625,342
Panthera Equipment Finance Axis,
Series 2013-1
8.00%	02/25/22†	2,642,931	2,642,958
Race Point CLO Ltd., Series 2012-7A,
Class A (Cayman Islands)
1.69%	11/08/24[2,3,4]	59,075,000	59,215,835

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Red River CLO Ltd., Series 1A, Class A
(Cayman Islands)
0.54%	07/27/18	[2,3,4]	$16,487,619	$16,167,826
Scholar Funding Trust, Series 2012-B,
Class A2
1.28%	03/28/46	[2,3]	38,825,000	38,750,538
SLC Student Loan Trust, Series 2008-1,
Class A4A
1.85%	12/15/32	[2]	17,375,000	17,924,484
SLM Student Loan Trust, Series 2003-11,
Class A6
0.54%	12/15/25	[2,3]	14,605,000	14,460,540
SLM Student Loan Trust, Series 2004-1,
Class A4
0.53%	10/27/25	[2]	2,810,000	2,713,825
SLM Student Loan Trust, Series 2004-A,
Class A3
0.65%	06/15/33	[2]	40,400,000	36,122,004
SLM Student Loan Trust, Series 2004-B,
Class A3
0.58%	03/15/24	[2]	24,340,000	21,165,942
SLM Student Loan Trust, Series 2005-4,
Class B
0.45%	07/25/40	[2]	15,155,156	13,129,260
SLM Student Loan Trust, Series 2005-5,
Class A5
1.02%	10/25/40	[2]	25,000	24,984
SLM Student Loan Trust, Series 2005-A,
Class A3
0.45%	06/15/23	[2]	2,500,000	2,312,281
SLM Student Loan Trust, Series 2005-A,
Class A4
0.56%	12/15/38	[2]	9,280,000	7,583,737
SLM Student Loan Trust, Series 2005-B,
Class A3
0.52%	12/15/23	[2]	28,785,000	26,315,837
SLM Student Loan Trust, Series 2006-2,
Class A6
0.44%	01/25/41	[2]	42,655,000	37,156,792
SLM Student Loan Trust, Series 2006-8,
Class A6
0.43%	01/25/41	[2]	32,855,000	28,620,516
SLM Student Loan Trust, Series 2006-9,
Class A5
0.37%	01/26/26	[2]	8,350,000	8,137,034
SLM Student Loan Trust, Series 2007-1,
Class A5
0.36%	01/26/26	[2]	9,550,000	9,043,525
SLM Student Loan Trust, Series 2007-3,
Class A4
0.33%	01/25/22	[2]	7,285,000	6,920,713
SLM Student Loan Trust, Series 2008-3,
Class A3
1.27%	10/25/21	[2]	40,000	40,452

See accompanying notes to Schedule of Portfolio Investments.

53 / Semi-Annual Report September 2013

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-4,
Class A4
1.92%	07/25/22[2]	$200,000	$209,091
Sound Point CLO Ltd., Series 2012-1A,
Class C (Cayman Islands)
3.57%	10/20/23[2,3,4]	11,500,000	11,449,239
South Carolina Student Loan Corp., Series A2
0.38%	12/01/22[2]	29,000,000	28,035,170
0.38%	12/01/20[2]	50,000	49,447
Stone Tower CLO Ltd., Series 2006-5A,
Class C1
1.87%	07/16/20[2,3]	900,000	833,280
Student Loan Consolidation Center Student
Loan Trust I, Series 2002-2, Class B2
1.04%	07/01/42[2,3]	25,050,000	19,115,154
Symphony CLO Ltd., Series 2012-9A,
Class C (Cayman Islands)
3.52%	04/16/22[2,3,4]	1,090,000	1,094,036
Symphony CLO Ltd., Series 2012-9A,
Class D (Cayman Islands)
4.52%	04/16/22[2,3,4]	1,700,000	1,694,443
TAL Advantage LLC, Series 2006-1,
Class NOTE
0.37%	04/20/21[2,3]	28,864,875	28,463,192
TAL Advantage LLC, Series 2010-2A,
Class A
4.30%	10/20/25[3]	8,046,667	8,075,912
TAL Advantage LLC, Series 2011-1A,
Class A
4.60%	01/20/26[3]	11,000,000	11,149,161
TAL Advantage LLC, Series 2012-1A,
Class A
3.86%	05/20/27[3]	8,861,667	8,958,631
Textainer Marine Containers Ltd.,
Series 2005-1A, Class A (Bermuda)
0.43%	05/15/20[2,3,4]	2,125,000	2,102,524
Textainer Marine Containers Ltd.,
Series 2011-1A, Class A (Bermuda)
4.70%	06/15/26[3,4]	18,879,000	18,902,476
Textainer Marine Containers Ltd.,
Series 2012-1A, Class A (Bermuda)
4.21%	04/15/27[3,4]	12,875,000	13,081,544
Trinity Rail Leasing LP, Series 2006-1A,
Class A1
5.90%	05/14/36[3]	6,616,888	7,332,835
Triton Container Finance LLC,
Series 2006-1A, Class NOTE
0.35%	11/26/21[2,3]	21,875,650	21,472,318
Triton Container Finance LLC,
Series 2007-1A, Class NOTE
0.32%	02/26/19[2,3]	7,665,406	7,598,085
Triton Container Finance LLC,
Series 2012-1A, Class A
4.21%	05/14/27[3]	4,008,333	4,069,635

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
U-Haul S Fleet LLC, Series 2007-BT1,
Class BT
5.56%	02/25/20[3]	$15,808,667	$15,954,787
Venture X CDO Ltd., Series 2012-10A,
Class C (Cayman Islands)
3.52%	07/20/22[2,3,4]	10,000,000	10,024,120
Vermont Student Assistance Corp., Student
Loan Asset-Backed Notes, Series 2012-1,
Class A
0.88%	07/28/34[2]	11,296,656	11,121,714

Total Asset-Backed Securities
(Cost $1,560,971,063)			1,586,442,183

BANK LOANS — 0.77%*
Communications — 0.06%
Intelsat Jackson Holdings, Term Loan B-1,
1st Lien (Luxembourg)
4.25%	04/02/18[2,4,5]	15,681,500	15,740,306

Electric — 0.24%
Texas Competitive Electric Holdings Co. LLC,
Term Loan EXT, 1st Lien
4.71%	10/10/17[2,5]	59,033,320	39,855,755
Topaz Power Holdings LLC, Term Loan,
1st Lien
5.25%	02/26/20[2,5]	18,832,688	18,879,769

			58,735,524

Energy — 0.25%
Alinta Energy Finance Pty Ltd.,
Term Loan B, 1st Lien
6.38%	08/07/19[2,5]	24,403,509	23,498,627
Alinta Energy Finance Pty Ltd.,
Term Loan DD, 1st Lien
0.50%	08/07/19[2,5]	1,596,491	1,537,293
Drillships Financing Holding, Term Loan B1,
1st Lien
6.00%	02/17/21[2,5]	23,000,000	23,273,125
El Dorado, Secured Term Loan, 1st Lien
11.00%	04/03/17[2,6]	14,270,195	14,270,196

			62,579,241

Health Care — 0.14%
HCA, Inc., Term Loan B4
2.93%	05/01/18[2,5]	20,950,678	20,933,813
Valeant Pharmaceuticals,
Term Loan
4.50%	05/30/20[2,5]	13,498,000	13,598,290

			34,532,103

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 54

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Services — 0.08%
AABS Ltd., Series 2013-1, Class A (STEP)
4.72%	01/15/382,†	$19,526,042	$19,600,550

Total Bank Loans (Cost $190,945,773)			191,187,724

CORPORATES — 18.90%*
Banking — 3.50%
Abbey National Treasury Services
PLC/London (United Kingdom)
2.88%	04/25/14[4]	837,000	847,162
3.88%	11/10/14[3,4]	23,210,000	23,955,528
Ally Financial, Inc.
2.46%	12/01/14[2]	9,009,000	8,994,405
Bank of America Corp.
5.62%	07/01/20	36,593,000	41,057,675
5.75%	12/01/17	1,145,000	1,292,864
6.00%	09/01/17	300,000	340,026
7.38%	05/15/14	45,000	46,828
Bank of America N.A. (BKNT)
0.53%	06/15/16[2]	16,945,000	16,584,962
0.55%	06/15/17[2]	23,420,000	22,607,092
5.30%	03/15/17	30,625,000	33,778,671
6.00%	06/15/16	11,345,000	12,434,585
6.10%	06/15/17	76,491,000	86,501,656
Bank One Corp. (STEP)
8.53%	03/01/19	1,810,000	2,244,246
Barclays Bank PLC (United Kingdom)
5.00%	09/22/16[4]	110,000	121,654
5.20%	07/10/14[4]	12,079,000	12,504,193
Capital One Financial Corp.
7.38%	05/23/14	3,710,000	3,868,532
Commonwealth Bank of Australia (Australia)
0.98%	03/17/14[2,3,4]	14,785,000	14,792,577
1.95%	03/16/15[4]	16,600,000	16,929,084
2.12%	03/17/14[3,4]	28,275,000	28,464,671
Credit Suisse USA, Inc.
5.12%	08/15/15	15,000	16,200
Credit Suisse/New York (Switzerland)
5.50%	05/01/14[4]	11,790,000	12,139,974
6.00%	02/15/18[4]	36,896,000	41,578,877
Discover Bank/Greenwood DE (BKNT)
8.70%	11/18/19	3,676,000	4,677,894
First Chicago NBD Institutional Capital I
0.82%	02/01/27[2]	5,455,000	4,473,100
HBOS Capital Funding LP (United Kingdom)
6.07%	06/24/49[2,3,4]	5,823,000	5,728,376
HBOS PLC (United Kingdom)
6.00%	11/01/33[3,4]	3,500,000	3,311,875

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Banking (continued)
HBOS PLC, Series G (MTN)
(United Kingdom)
6.75%	05/21/18[3,4]	$63,967,000	$70,592,227
HSBC Bank PLC (United Kingdom)
1.07%	01/17/14[2,3,4]	29,100,000	29,168,676
3.10%	05/24/16[3,4]	28,270,000	29,769,694
HSBC Holdings PLC (United Kingdom)
5.10%	04/05/21[4]	23,495,000	25,949,924
JPMorgan Chase & Co.
4.25%	10/15/20	9,525,000	9,992,841
4.35%	08/15/21	12,540,000	13,059,161
4.62%	05/10/21	51,300,000	55,096,397
6.30%	04/23/19	170,000	199,350
JPMorgan Chase Bank N.A.
0.58%	06/13/16[2]	14,944,000	14,775,298
JPMorgan Chase Bank N.A. (BKNT)
5.88%	06/13/16	5,040,000	5,623,022
6.00%	07/05/17	1,678,000	1,904,973
6.00%	10/01/17	47,957,000	54,919,589
M&T Capital Trust III
9.25%	02/01/27	10,200,000	10,404,194
National Australia Bank/New York (MTN)
(Australia)
2.75%	03/09/17[4]	56,825,000	59,015,932
National Capital Trust II
5.49%	12/29/49[2,3]	2,717,000	2,779,111
Royal Bank of Scotland PLC
(United Kingdom)
2.55%	09/18/15[4]	13,780,000	14,070,874
Svenska Handelsbanken AB (Sweden)
4.88%	06/10/14[3,4]	23,240,000	23,953,375
Wachovia Corp.
0.60%	10/28/15[2]	13,165,000	13,115,315
Westpac Banking Corp. (Australia)
0.98%	03/31/14[2,3,4]	32,750,000	32,852,344

			866,535,004

Communications — 0.94%
Cablevision Systems Corp.
5.88%	09/15/22	14,030,000	13,819,550
CCO Holdings LLC/CCO Holdings
Capital Corp.
7.00%	01/15/19	17,875,000	18,947,500
CCO Holdings LLC/CCO Holdings
Capital Corp. (WI)
8.12%	04/30/20	20,944,000	22,881,320
Cellco Partnership/Verizon Wireless
Capital LLC
7.38%	11/15/13	9,000,000	9,073,291

See accompanying notes to Schedule of Portfolio Investments.

55 / Semi-Annual Report September 2013

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Communications (continued)
CSC Holdings LLC
6.75%	11/15/21	$10,651,000	$11,449,825
Intelsat Jackson Holdings SA (Luxembourg)
7.25%	10/15/20[4]	30,820,000	33,131,500
8.50%	11/01/19[4]	9,325,000	10,140,938
Sprint Nextel Corp.
9.00%	11/15/18[3]	41,220,000	48,330,450
Verizon Communications, Inc.
1.95%	03/28/14	7,883,000	7,935,467
5.15%	09/15/23	7,650,000	8,215,241
6.55%	09/15/43	40,508,000	45,757,130
Windstream Corp. (WI)
8.12%	09/01/18	2,730,000	2,948,400

			232,630,612

Consumer Discretionary — 0.06%
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC
7.88%	08/15/19	2,826,000	3,122,730
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC (WI)
5.75%	10/15/20	11,650,000	11,708,250

			14,830,980

Electric — 1.83%
Alabama Power Capital Trust V
3.37%	10/01/42[2]	290,000	280,589
Cedar Brakes I LLC
8.50%	02/15/14[3]	1,042,470	1,059,899
Cleco Power LLC
6.65%	06/15/18	17,887,000	21,233,139
Coso Geothermal Power Holdings
7.00%	07/15/26[3]	19,802,675	11,188,511
DPL, Inc.
6.50%	10/15/16	14,080,000	15,171,200
7.25%	10/15/21	23,670,000	24,320,925
Duquesne Light Holdings, Inc.
6.25%	08/15/35	42,000	44,875
Dynegy Escrow Holdings
0.00%	01/01/506,†	54,205,000	1,084,100
Energy Transfer Partners LP
3.28%	11/01/66[2,3]	75,433,000	68,172,574
Entergy Gulf States Louisiana LLC (WI)
6.00%	05/01/18	17,500,000	20,324,938
FirstEnergy Corp.
4.25%	03/15/23	14,318,000	13,149,030
FirstEnergy Corp., Series C
7.38%	11/15/31	11,045,000	11,185,150
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19[3]	165,738	138,391

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Electric (continued)
FPL Energy Wind Funding LLC
6.88%	06/27/17[3]	$435,887	$381,401
GenOn Americas Generation LLC
8.50%	10/01/21	11,952,000	12,728,880
9.12%	05/01/31	8,569,000	9,040,295
Homer City Generation LP (PIK)
8.14%	10/01/19[7]	7,714,764	7,984,781
8.73%	10/01/26[8]	13,858,406	14,343,450
Ipalco Enterprises, Inc.
7.25%	04/01/16[3]	12,450,000	13,757,250
Kansas City Power & Light Co.
6.38%	03/01/18	4,320,000	5,031,707
Metropolitan Edison Co.
3.50%	03/15/23[3]	11,725,000	11,053,065
Mirant Mid Atlantic Pass-Through Trust,
Series B
9.12%	06/30/17	21,185,942	22,563,028
Mirant Mid Atlantic Pass-Through Trust,
Series C
10.06%	12/30/28	8,836,850	9,587,983
Nevada Power Co.
5.45%	05/15/41	600,000	663,431
Oncor Electric Delivery Co. LLC
5.25%	09/30/40	9,938,000	10,382,622
5.30%	06/01/42	65,865,000	69,926,960
PNM Resources, Inc.
9.25%	05/15/15	15,387,000	17,329,609
Public Service Co. of New Hampshire
6.00%	05/01/18	5,000,000	5,610,945
Public Service Co. of New Mexico
5.35%	10/01/21	5,320,000	5,813,654
7.95%	05/15/18	41,187,000	49,840,404
PVNGS II Funding Corp., Inc.
8.00%	12/30/15	817,000	857,160
Tucson Electric Power
3.85%	03/15/23	85,000	83,595

			454,333,541

Energy — 1.62%
Arch Coal, Inc.
7.00%	06/15/19	39,074,000	30,868,460
7.25%	06/15/21	2,000,000	1,525,000
Continental Resources, Inc.
4.50%	04/15/23	6,000,000	5,902,500
5.00%	09/15/22	7,000,000	7,056,875
El Paso Pipeline Partners
4.10%	11/15/15	46,175,000	49,121,334
5.00%	10/01/21	2,000,000	2,132,962

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 56

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Newfield Exploration Co.
5.62%	07/01/24	$51,020,000	$49,680,725
Panhandle Eastern Pipeline Co. LP
8.12%	06/01/19	2,392,000	2,925,480
Petrobras Global Finance BV (Netherlands)
1.88%	05/20/16[2,4]	18,970,000	18,893,996
4.38%	05/20/23[4]	20,000,000	18,324,876
Petrobras International Finance Co. - Pifco
(Cayman Islands)
5.38%	01/27/21[4]	28,475,000	28,702,895
5.75%	01/20/20[4]	8,000,000	8,386,680
6.88%	01/20/40[4]	150,000	148,726
Plains Exploration & Production Co.
6.12%	06/15/19	7,915,000	8,483,891
6.50%	11/15/20	11,000,000	11,825,000
6.75%	02/01/22	17,555,000	18,845,882
6.88%	02/15/23	27,775,000	29,927,563
Sabine Pass LNG LP
7.50%	11/30/16	33,822,000	37,331,033
7.50%	11/30/16[3]	19,273,000	20,477,563
Sinopec Capital 2013 Ltd. (China)
1.25%	04/24/16[3,4]	5,020,000	4,994,915
Tennessee Gas Pipeline Co. LLC
7.62%	04/01/37	40,000	52,557
8.00%	02/01/16	25,955,000	29,849,262
8.38%	06/15/32	5,224,000	6,900,491
Trans-Canada Pipelines Ltd. (Canada)
6.35%	05/15/67[2,4]	85,000	87,786
Williams Cos., Inc.
7.88%	09/01/21	5,881,000	7,024,213
8.75%	03/15/32	2,589,000	3,162,844

			402,633,509

Finance — 5.81%
Alta Wind Holdings LLC
7.00%	06/30/35[3]	15,723,694	16,760,137
Astoria Depositor Corp.
8.14%	05/01/21[3]	47,522,000	47,046,780
Bear Stearns Cos. LLC
4.65%	07/02/18	4,330,000	4,728,869
7.25%	02/01/18	20,725,000	24,846,995
Cantor Fitzgerald LP
6.38%	06/26/15[3]	10,320,000	10,732,800
Chase Capital II, Series B
0.76%	02/01/27[2]	31,185,000	25,571,700
Chase Capital III, Series C
0.81%	03/01/27[2]	4,500,000	3,688,410
Chase Capital VI
0.89%	08/01/28[2]	17,175,000	14,341,125

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Finance (continued)
CIT Group, Inc.
4.25%	08/15/17	$17,108,000	$17,514,315
5.00%	05/15/17	3,500,000	3,692,500
5.25%	04/01/14[3]	22,795,000	23,336,381
5.50%	02/15/19[3]	6,500,000	6,857,500
6.62%	04/01/18[3]	20,150,000	22,265,750
Citigroup Capital III
7.62%	12/01/36	7,438,000	8,330,560
Citigroup, Inc.
0.55%	11/05/14[2]	14,309,000	14,292,430
0.81%	08/25/36[2]	49,749,000	40,823,875
1.23%	07/25/16[2]	36,535,000	36,873,638
1.75%	05/01/18	14,800,000	14,373,645
2.50%	09/26/18	8,500,000	8,457,987
4.59%	12/15/15	4,650,000	4,976,198
5.30%	01/07/16	23,609,000	25,559,851
5.38%	08/09/20	8,425,000	9,438,047
5.50%	10/15/14	72,000	75,468
5.85%	08/02/16	155,000	173,399
6.00%	08/15/17	28,913,000	33,073,581
6.12%	11/21/17	10,055,000	11,573,757
6.12%	05/15/18	2,850,000	3,299,807
6.38%	08/12/14	3,950,000	4,139,677
8.12%	07/15/39	5,299,000	7,383,049
Countrywide Capital III, Series B
8.05%	06/15/27	3,000,000	3,588,750
Discover Financial Services
3.85%	11/21/22	11,834,000	11,312,026
5.20%	04/27/22	4,515,000	4,766,309
Ford Motor Credit Co. LLC
1.70%	05/09/16	9,225,000	9,242,974
2.75%	05/15/15	7,425,000	7,597,876
3.88%	01/15/15	26,042,000	26,943,235
7.00%	04/15/15	31,214,000	34,020,139
Ford Motor Credit Co. LLC, Series FRN
1.52%	05/09/16[2]	10,525,000	10,671,340
General Electric Capital Corp.
4.62%	01/07/21	20,325,000	21,843,399
5.62%	05/01/18	295,000	338,373
5.90%	05/13/14	50,000	51,728
General Electric Capital Corp. (MTN)
0.39%	06/20/14[2]	1,250,000	1,251,491
0.65%	05/05/26[2]	57,410,000	52,982,082
0.74%	08/15/36[2]	13,220,000	10,650,270
4.38%	09/16/20	30,715,000	32,785,994
5.38%	10/20/16	3,700,000	4,136,868
5.88%	01/14/38	245,000	271,359

See accompanying notes to Schedule of Portfolio Investments.

57 / Semi-Annual Report September 2013

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Electric Capital Corp.,
Series A (MTN)
6.75%	03/15/32	$30,540,000	$36,530,299
General Electric Capital Corp.,
Series E (MTN)
0.39%	03/20/14[2]	30,100,000	30,092,264
General Electric Capital Corp.,
Series G (MTN)
3.10%	01/09/23	17,035,000	15,967,519
6.15%	08/07/37	14,393,000	16,361,833
6.88%	01/10/39	33,945,000	41,738,602
Goldman Sachs Group, Inc.
0.72%	03/22/16[2]	1,325,000	1,313,632
1.26%	02/07/14[2]	1,624,000	1,628,755
2.38%	01/22/18	18,810,000	18,686,646
3.62%	02/07/16	11,605,000	12,219,563
5.00%	10/01/14	50,000	52,107
5.25%	07/27/21	11,225,000	12,168,351
5.75%	10/01/16	3,600,000	4,030,300
5.95%	01/18/18	7,015,000	7,937,395
6.00%	06/15/20	9,510,000	10,798,601
6.15%	04/01/18	31,176,000	35,693,028
6.75%	10/01/37	500,000	522,260
7.50%	02/15/19	40,077,000	48,467,921
International Lease Finance Corp.
6.50%	09/01/14[3]	32,080,000	33,202,800
6.75%	09/01/16[3]	41,450,000	45,750,438
7.12%	09/01/18[3]	3,955,000	4,437,016
JPMorgan Chase Capital XIII, Series M
1.20%	09/30/34[2]	5,763,000	4,673,644
JPMorgan Chase Capital XXI, Series U
1.22%	02/02/37[2]	59,900,000	45,074,750
JPMorgan Chase Capital XXIII
1.26%	05/15/47[2]	60,609,000	45,369,723
Macquarie Bank Ltd. (Australia)
6.62%	04/07/21[3,4]	800,000	873,540
Macquarie Group Ltd. (Australia)
7.30%	08/01/14[3,4]	9,175,000	9,636,723
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17[2]	5,800,000	6,474,540
8.95%	05/18/17[2]	5,990,000	6,738,750
9.57%	06/06/17[2]	12,113,000	13,915,414
Morgan Stanley
0.75%	10/15/15[2]	5,730,000	5,689,202
3.80%	04/29/16	9,140,000	9,615,561
4.20%	11/20/14	8,625,000	8,925,530
5.50%	07/24/20	32,400,000	35,813,664
6.00%	05/13/14	19,985,000	20,596,601
7.30%	05/13/19	205,000	245,581

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Morgan Stanley (MTN)
0.72%	10/18/16[2]	$20,365,000	$20,026,452
5.62%	09/23/19	600,000	671,510
5.75%	10/18/16	8,550,000	9,545,657
5.95%	12/28/17	125,000	141,556
6.25%	08/28/17	12,950,000	14,723,329
6.62%	04/01/18	7,930,000	9,215,485
Morgan Stanley, Series G (MTN)
0.57%	01/09/14[2]	2,970,000	2,969,424
5.45%	01/09/17	100,000	109,983
Pipeline Funding Co. LLC
7.50%	01/15/30[3]	26,750,000	32,345,298
Prudential Holdings LLC
8.70%	12/18/23[3]	22,375,000	28,354,677
Raymond James Financial, Inc.
8.60%	08/15/19	8,453,000	10,687,796
Reckson Operating Partnership LP
5.00%	08/15/18	14,845,000	15,917,758
Woodbourne Capital Trust I
2.69%	04/29/49[2,3,6]	900,000	450,000
Woodbourne Capital Trust II
2.68%	04/08/49[2,3,6]	925,000	462,500
Woodbourne Capital Trust III
2.68%	04/08/49[2,3,6]	1,525,000	762,500
ZFS Finance USA Trust II
6.45%	12/15/65[2,3]	23,561,000	25,269,173

			1,439,578,095

Health Care — 0.71%
CHS/Community Health Systems, Inc.
5.12%	08/15/18	3,725,000	3,799,500
7.12%	07/15/20	2,850,000	2,885,625
8.00%	11/15/19	14,425,000	15,218,375
HCA, Inc.
7.25%	09/15/20	88,757,000	96,745,130
HCA, Inc. (WI)
7.88%	02/15/20	4,951,000	5,350,174
8.50%	04/15/19	9,343,000	10,067,083
North Shore Long Island
Jewish Health Care, Inc.
4.80%	11/01/42	40,000	36,674
6.15%	11/01/43	4,000,000	4,180,000
NYU Hospitals Center, Series 13-A
5.75%	07/01/43	6,750,000	7,051,050
Tenet Healthcare Corp.
4.50%	04/01/21	7,100,000	6,691,750
VPI Escrow Corp.
6.38%	10/15/20[3]	22,905,000	23,849,831

			175,875,192

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 58

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Industrials — 0.22%
General Electric Co.
5.25%	12/06/17	$17,228,000	$19,626,689
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.90%	03/22/23[3,4]	10,000,000	9,553,890
Sydney Airport Finance Co., Pty Ltd.
(Australia)
5.12%	02/22/21[3,4]	23,825,000	25,082,388

			54,262,967

Insurance — 1.11%
Berkshire Hathaway, Inc.
3.00%	02/11/23	75,000	72,687
3.75%	08/15/21	50,000	52,014
4.50%	02/11/43	44,115,000	41,460,353
Farmers Exchange Capital
7.05%	07/15/28[3]	19,252,000	23,324,705
7.20%	07/15/48[3]	18,265,000	21,038,849
Farmers Insurance Exchange
8.62%	05/01/24[3]	18,595,000	24,254,335
MetLife, Inc.
2.38%	02/06/14	10,775,000	10,853,032
Metropolitan Life Global Funding I
1.50%	01/10/18[3]	39,800,000	39,097,243
1.88%	06/22/18[3]	23,650,000	23,369,331
3.88%	04/11/22[3]	18,675,000	19,197,863
Nationwide Mutual Insurance Co.
5.81%	12/15/24[2,3]	12,949,000	13,191,794
6.60%	04/15/34[3]	19,568,000	19,959,360
Pricoa Global Funding I
1.60%	05/29/18[3]	24,825,000	24,318,843
5.45%	06/11/14[3]	15,130,000	15,641,818

			275,832,227

Materials — 0.14%
ArcelorMittal (Luxembourg)
5.75%	08/05/20[4]	140,000	143,850
7.25%	03/01/41[4]	2,000,000	1,850,000
Barrick Gold Corp. (WI)(Canada)
4.10%	05/01/23[4]	10,015,000	8,849,723
Barrick NA Finance, LLC
5.75%	05/01/43	21,990,000	18,510,764
Barrick North America Finance LLC
4.40%	05/30/21	5,000,000	4,664,953
Southern Copper Corp.
6.38%	07/27/15	100,000	107,853

			34,127,143

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) — 1.91%
BRE Properties, Inc.
5.50%	03/15/17	$100,000	$110,258
Camden Property Trust
4.62%	06/15/21	600,000	634,220
Duke Realty LP
5.40%	08/15/14	1,400,000	1,452,263
ERP Operating LP
5.12%	03/15/16	70,000	76,598
5.75%	06/15/17	100,000	112,643
First Industrial LP (MTN)
7.50%	12/01/17	80,000	90,175
HCP, Inc.
2.62%	02/01/20	63,120,000	59,965,584
3.75%	02/01/19	10,509,000	10,922,264
5.38%	02/01/21	20,035,000	21,872,053
5.62%	05/01/17	1,508,000	1,686,793
6.00%	01/30/17	16,320,000	18,367,458
6.75%	02/01/41	150,000	176,065
7.07%	06/08/15	125,000	137,154
HCP, Inc. (MTN)
6.30%	09/15/16	27,844,000	31,506,126
Health Care REIT, Inc.
4.12%	04/01/19	19,500,000	20,587,015
4.70%	09/15/17	28,088,000	30,591,849
4.95%	01/15/21	13,350,000	14,159,109
5.25%	01/15/22	26,870,000	28,781,772
6.12%	04/15/20	7,275,000	8,271,377
6.50%	03/15/41	13,430,000	14,580,528
Healthcare Realty Trust, Inc.
5.75%	01/15/21	21,375,000	23,276,937
6.50%	01/17/17	380,000	426,732
Highwoods Realty LP
7.50%	04/15/18	6,810,000	8,019,116
Kimco Realty Corp., Series C (MTN)
5.19%	10/01/13	100,000	100,000
Nationwide Health Properties, Inc.
6.00%	05/20/15	22,580,000	24,416,635
Post Apartment Homes LP
4.75%	10/15/17	21,885,000	23,688,871
Simon Property Group LP
6.12%	05/30/18	1,290,000	1,514,557
SL Green Realty Corp./SL Green Operating
Partnership
7.75%	03/15/20	38,473,000	45,635,877
UDR, Inc. (MTN)
4.25%	06/01/18	5,500,000	5,851,935
5.25%	01/15/15	200,000	209,861
UDR, Inc., Series E (MTN)
5.13%	01/15/14	7,075,000	7,161,030

See accompanying notes to Schedule of Portfolio Investments.

59 / Semi-Annual Report September 2013

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18	$60,000	$58,852
2.70%	04/01/20	4,315,000	4,118,568
4.75%	06/01/21	10,925,000	11,475,380
WEA Finance LLC
4.62%	05/10/21[3]	14,297,000	15,105,553
7.12%	04/15/18[3]	31,093,000	37,051,227
WEA Finance LLC/WT Finance Aust Pty Ltd.
6.75%	09/02/19[3]	30,000	35,715

			472,228,150

Transportation — 1.05%
American Airlines Pass-Through Trust,
Series 2011-1, Class A
5.25%	01/31/21	4,217,495	4,407,282
American Airlines Pass-Through Trust,
Series 2013-1, Class A
4.00%	07/15/25[3]	23,800,000	22,476,125
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23[3]	80,775,000	81,279,844
Autopistas Metropolitanas de Puerto
Rico LLC
6.75%	06/30/35[3]	3,315,000	3,305,499
Continental Airlines 1999-2 Class C-2
Pass-Through Trust, Series AMBC
6.24%	03/15/20	106,117	117,790
Continental Airlines Pass-Through Trust,
Series 1997, Class 4A
6.90%	01/02/18	2,468,670	2,627,590
Continental Airlines Pass-Through Trust,
Series 1999, Class C2
7.26%	03/15/20	9,991,019	11,090,031
Continental Airlines Pass-Through Trust,
Series 1999-1, Class A
6.54%	08/02/20	76,621	83,493
Continental Airlines Pass-Through Trust,
Series 2007, Class 1A
5.98%	04/19/22	4,289,734	4,579,291
Continental Airlines Pass-Through Trust,
Series 2007, Class 1B
6.90%	04/19/22	2,334,738	2,390,071
Continental Airlines Pass-Through Trust,
Series 2009, Class A2
7.25%	11/10/19	6,959,853	7,921,182
Delta Air Lines Pass-Through Trust,
Series 2002, Class G1
6.72%	01/02/23	45,239,581	49,424,242
JetBlue Airways Pass-Through Trust,
Series 2004, Class G2
0.71%	11/15/16[2]	13,575,000	12,276,891

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A-1
7.04%	04/01/22	$2,881,809	$3,256,444
UAL Pass-Through Trust, Series 2009-1
10.40%	11/01/16	49,305	55,592
UAL Pass-Through Trust, Series 2009-2A
9.75%	01/15/17	14,132,863	16,191,032
US Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23	19,921,461	21,066,945
US Airways Pass-Through Trust,
Series 2011-1, Class A
7.12%	10/22/23	5,326,535	5,909,124
US Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	11,978,380	12,569,813

			261,028,281

Total Corporates (Cost $4,464,258,509)			4,683,895,701

FOREIGN GOVERNMENT OBLIGATIONS — 0.32%
Foreign Government Obligations — 0.32%
Kommunalbanken AS (Norway)
1.12%	05/23/18[3,4]	81,650,000	79,380,311

Total Foreign Government Obligations
(Cost $81,458,506)
MORTGAGE-BACKED — 53.96%**
Commercial Mortgage-Backed — 4.04%
Banc of America Large Loan, Inc.,
Series 2010-UB4, Class A4A
5.04%	12/20/41[2,3]	13,330,157	13,815,374
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-2, Class A5
4.86%	07/10/43[2]	1,000,000	1,049,185
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-4, Class A4
5.37%	07/10/45[2]	6,800,000	6,891,627
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-6, Class A4
5.36%	09/10/47[2]	105,251,000	112,657,723
Bayview Commercial Asset Trust,
Series 2004-2, Class A
0.61%	08/25/34[2,3]	851,343	786,478
Bayview Commercial Asset Trust,
Series 2005-3A, Class A1
0.50%	11/25/35[2,3]	30,940	26,384
Bayview Commercial Asset Trust,
Series 2006-3A, Class A1
0.43%	10/25/36[2,3]	5,490,547	4,123,650

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 60

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Bayview Financial Mortgage Pass-Through
Trust, Series 2005-D, Class AF3
5.50%	12/28/35[2]	$674,452	$683,568
Bear Stearns Commercial Mortgage
Securities Trust, Series 2004-PWR5,
Class A5
4.98%	07/11/42[2]	55,510,000	57,137,759
Bear Stearns Commercial Mortgage
Securities Trust, Series 2005-T20,
Class A4A
5.29%	10/12/42[2]	75,225,000	80,442,542
Bear Stearns Commercial Mortgage
Securities Trust, Series 2006-T22,
Class A4
5.76%	04/12/38[2]	21,441,490	23,355,282
Commercial Mortgage Pass-Through
Certificates, Series 2005-C6, Class A5A
5.12%	06/10/44[2]	47,895,000	50,822,266
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-C6, Class A4
5.23%	12/15/40[2]	1,248,800	1,325,267
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	04/12/21[3]	29,480,000	31,606,643
DBUBS Mortgage Trust, Series 2011-LC3A,
Class A2
3.64%	08/10/44	48,755,000	51,507,610
GE Business Loan Trust, Series 2003-2A,
Class A
0.55%	11/15/31[2,3]	26,632	25,608
GMAC Commercial Mortgage Securities, Inc.,
Series 1998-C2, Class X (IO)
1.22%	05/15/35[2,6]	9,869,986	311,457
GS Mortgage Securities Corp. II,
Series 2011-GC5, Class A4
3.71%	08/10/44[2]	107,315,000	110,550,279
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2005-CB12,
Class A4
4.90%	09/12/37	2,920,000	3,075,786
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-LDP9,
Class A3S
5.24%	05/15/47[3]	5,495,000	5,501,583
Lehman Brothers Small Balance Commercial,
Series 2007-1A, Class 2A3
5.62%	03/25/37[2,3]	14,376,668	14,076,718
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-LC1, Class A4
5.29%	01/12/44[2]	523,039	563,112
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-MCP1, Class ASB
4.67%	06/12/43[2]	22,234	22,311

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2006-4,
Class ASB
5.13%	12/12/49[2]	$15,319,112	$15,837,242
Morgan Stanley Capital I Trust,
Series 2001-C3, Class A2
3.22%	08/15/49	16,551,000	17,334,516
Morgan Stanley Capital I Trust,
Series 2005-HQ6, Class A2A
4.88%	08/13/42	37,842	38,405
Morgan Stanley Capital I Trust,
Series 2005-IQ10, Class A4A
5.23%	09/15/42[2]	51,734	54,809
Morgan Stanley Capital I Trust,
Series 2005-T19, Class A4A
4.89%	06/12/47	41,100,000	43,455,092
Morgan Stanley Capital I Trust,
Series 2006-IQ12, Class A4
5.33%	12/15/43	85,000	93,962
Morgan Stanley Capital I Trust,
Series 2006-T21, Class A4
5.16%	10/12/52[2]	35,975,000	38,613,532
Morgan Stanley Capital I Trust,
Series 2006-T23, Class A2
5.75%	08/12/41[2]	1,554	1,553
Morgan Stanley Capital I Trust,
Series 2006-T23, Class A4
5.99%	08/12/41[2]	44,680,000	49,496,169
Morgan Stanley Capital I Trust,
Series 2011-C3, Class A4
4.12%	08/15/49	13,563,000	14,288,465
Spirit Master Funding LLC, Series 2005-1,
Class A1
5.05%	07/20/23[3]	17,652,730	17,829,258
Spirit Master Funding LLC, Series 2006-1A,
Class A
5.76%	03/20/24[3]	8,364,919	8,302,183
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C16, Class A4
4.85%	10/15/41[2]	4,320,113	4,474,987
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C20, Class A7
5.12%	07/15/42[2]	37,720,000	39,984,350
WF-RBS Commercial Mortgage Trust,
Series 2010-C8, Class A3
3.00%	08/15/45	52,205,000	50,140,292
WF-RBS Commercial Mortgage Trust,
Series 2011-C5, Class A4
3.67%	11/15/44	62,612,000	63,902,903
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class A2
3.43%	06/15/45	68,158,000	67,840,861

			1,002,046,791

See accompanying notes to Schedule of Portfolio Investments.

61 / Semi-Annual Report September 2013

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 16.84%
Aames Mortgage Trust, Series 2002-1,
Class A3 (STEP)
6.48%	06/25/32	$69,156	$66,719
Accredited Mortgage Loan Trust,
Series 2007-1, Class A4
0.40%	02/25/37[2]	46,125,000	31,765,443
ACE Securities Corp., Series 2006-HE3,
Class A2C
0.33%	06/25/36[2]	4,770,493	2,977,413
Adjustable Rate Mortgage Trust,
Series 2005-10, Class 6A1
0.72%	01/25/36[2]	588,869	515,978
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 6A21
0.41%	09/25/35[2]	5,455,486	5,055,610
Aegis Asset-Backed Securities Trust,
Series 2005-5, Class 1A3
0.45%	12/25/35[2]	8,712,797	8,542,061
American Home Mortgage Assets,
Series 2007-1, Class A1
0.86%	02/25/47[2]	113,307,800	64,669,486
American Home Mortgage Assets,
Series 2007-2, Class A1
0.30%	03/25/47[2]	1,041,846	770,195
American Home Mortgage Assets,
Series 2007-4, Class A2
0.37%	08/25/37[2]	9,770,484	8,682,550
American Home Mortgage Investment Trust,
Series 2006-1, Class 12A1
0.38%	03/25/46[2]	3,043,217	2,389,625
American Home Mortgage Investment Trust,
Series 2007-1, Class GA1C
0.37%	05/25/47[2]	102,441,374	66,664,236
Ameriquest Mortgage Securities, Inc.,
Series 2005-R6, Class A2
0.38%	08/25/35[2]	20,617	20,285
Amresco Residential Securities Mortgage
Loan Trust, Series 1998-1, Class A5 (STEP)
7.57%	10/25/27	117,017	121,065
Argent Securities, Inc., Series 2005-W2,
Class A2B1
0.38%	10/25/35[2]	33,001	32,885
Argent Securities, Inc., Series 2005-W4,
Class A2C
0.48%	02/25/36[2]	1,340,105	1,333,858
Asset-Backed Funding Certificates,
Series 2006-OPT3, Class A3B
0.34%	11/25/36[2]	14,940,164	7,721,779
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B
1.18%	06/25/37[2]	40,504,034	26,313,518

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Asset-Backed Securities Corp. Home Equity,
Series 2005-HE6, Class M2
0.69%	07/25/35[2]	$60,000	$59,244
Asset-Backed Securities Corp. Home Equity,
Series 2006-HE6, Class A5
0.41%	11/25/36[2]	18,411,000	8,643,026
Banc of America Alternative Loan Trust,
Series 2003-2, Class CB4
5.50%	04/25/33	2,080,360	2,256,563
Banc of America Funding Corp.,
Series 2003-2, Class 1A1
6.50%	06/25/32	42,855	45,461
Banc of America Funding Corp.,
Series 2006-E, Class 2A1
2.82%	06/20/36[2]	256,798	202,628
Banc of America Funding Corp.,
Series 2006-G, Class 2A3
0.35%	07/20/36[2]	31,792,103	31,609,013
Banc of America Funding Corp.,
Series 2006-H, Class 3A1
2.87%	09/20/46[2]	4,732,311	3,709,086
Banc of America Mortgage Securities, Inc.,
Series 2003-1, Class ASS 3A1
3.12%	10/25/33[2]	2,939,238	2,977,166
Banc of America Mortgage Securities, Inc.,
Series 2004-F, Class 1A1
2.62%	07/25/34[2]	164,108	165,041
Banc of America Mortgage Securities, Inc.,
Series 2005-C, Class 2A2
2.95%	04/25/35[2]	1,787,676	1,551,197
Banc of America Mortgage Securities, Inc.,
Series 2005-E, Class 2A6
2.88%	06/25/35[2]	8,975	9,000
Banc of America Mortgage Securities, Inc.,
Series 2006-2, Class A2
6.00%	07/25/46[2]	611,903	558,409
Banc of America Mortgage Securities, Inc.,
Series 2007-1, Class 1A24
6.00%	03/25/37	3,509,526	3,277,430
Banc of America Mortgage Securities, Inc.,
Series 2007-3, Class 1A1
6.00%	09/25/37	1,786,664	1,648,812
Banco de Credito Y Securitizacion SA,
Series 2001-1, Class AF (Argentina)
8.00%	06/30/20[3,4,6]	8,000	640
BCAP LLC Trust, Series 2011-RR3,
Class 1A5
2.87%	05/27/37[2,3]	17,812,377	17,864,050
BCAP LLC Trust, Series 2007-AA1,
Class 2A1
0.36%	03/25/37[2]	1,589,171	1,286,087

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 62

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
BCAP LLC Trust, Series 2007-AA2,
Class 2A5
6.00%	04/25/37	$710,009	$605,069
BCAP LLC Trust, Series 2010-RR11,
Class 3A2
3.00%	06/27/36[2,3]	11,445,489	11,519,358
BCAP LLC Trust, Series 2011-RR2,
Class 3A6
2.84%	11/21/35[2,3]	22,426,424	20,825,262
BCAP LLC Trust, Series 2011-RR3,
Class 5A3
2.53%	11/27/37[2,3]	14,087,037	13,681,697
BCAP LLC Trust, Series 2011-RR4,
Class 1A3
2.87%	03/26/36[2,3]	20,097,956	19,719,854
BCAP LLC Trust, Series 2011-RR5,
Class 1A3
2.71%	03/26/37[2,3]	1,537,047	1,525,821
BCAP LLC Trust, Series 2011-RR5,
Class 2A3
2.84%	06/26/37[2,3]	8,607,884	8,593,509
Bear Stearns ALT-A Trust, Series 2006-3,
Class 1A1
0.56%	05/25/36[2]	3,458,511	2,155,202
Bear Stearns ALT-A Trust, Series 2006-4,
Class 32A1
2.74%	07/25/36[2]	4,569,996	2,835,358
Bear Stearns ARM Trust, Series 2003-4,
Class 3A1
2.53%	07/25/33[2]	75,289	75,149
Bear Stearns ARM Trust, Series 2004-1,
Class 13A2
3.14%	04/25/34[2]	29,074	28,935
Bear Stearns ARM Trust, Series 2004-10,
Class 14A1
5.14%	01/25/35[2]	11,653,614	11,575,931
Bear Stearns ARM Trust, Series 2006-4,
Class 2A1
2.73%	10/25/36[2]	1,745,372	1,396,122
Bear Stearns Asset-Backed Securities Trust,
Series 2002-1, Class 1A5 (STEP)
6.89%	12/25/34	84,380	91,296
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A1 (STEP)
5.50%	01/25/34	1,886,230	1,954,275
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A2 (STEP)
5.75%	01/25/34	1,700,563	1,783,515
Bear Stearns Asset-Backed Securities Trust,
Series 2005-AC5, Class 2A3
0.43%	08/25/20[2]	5,274,734	4,012,015

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Asset-Backed Securities Trust,
Series 2005-SD1, Class 1A3
0.58%	08/25/43[2]	$30,425	$29,883
Bear Stearns Asset-Backed Securities Trust,
Series 2005-TC2, Class A3
0.55%	08/25/35[2]	10,084,200	9,971,474
Bear Stearns Asset-Backed Securities Trust,
Series 2006-AC2, Class 21A3
6.00%	03/25/36	3,921,274	3,368,504
Bear Stearns Mortgage Funding Trust,
Series 2006-AR3, Class 1A1
0.36%	10/25/36[2]	3,518,010	2,218,209
Bear Stearns Mortgage Funding Trust,
Series 2007-AR4, Class 2A1
0.39%	06/25/37[2]	366,841	278,782
BHN I Mortgage Fund, Series 1997-2,
Class A1 (Argentina)[9]
1.46%	05/31/172,3,4,6,10,†	13,760	138
BHN I Mortgage Fund, Series 1997-2,
Class A2 (Argentina)[9]
7.54%	05/31/173,4,6,10,†	2,500	25
BHN I Mortgage Fund, Series 2000-1,
Class AF (Argentina)
8.00%	01/31/203,4,6,†	6,000	60
Bombardier Capital Mortgage Securitization
Corp., Series 2001-A, Class A
6.80%	12/15/30[2]	21,650,289	24,026,787
CC Mortgage Funding Corp., Series 2004-1A,
Class A1
0.46%	01/25/35[2,3]	1,761,448	1,577,398
Centex Home Equity, Series 2006-A,
Class AV3
0.34%	06/25/36[2]	32,009,665	31,599,269
Centex Home Equity, Series 2006-A,
Class AV4
0.43%	06/25/36[2]	200,000	173,123
Chase Mortgage Finance Corp.,
Series 2006-A1, Class 1A2
2.74%	09/25/36[2]	1,961,025	1,593,826
Chase Mortgage Finance Corp.,
Series 2006-S3, Class 2A1
5.50%	11/25/21	4,032,663	3,613,713
Chase Mortgage Finance Corp.,
Series 2007-A2, Class 2A3
2.92%	07/25/37[2]	8,509,039	8,540,531
Chaseflex Trust, Series 2005-2, Class 4A2
5.50%	05/25/20	9,624,037	9,573,194
Chaseflex Trust, Series 2006-2, Class A2B
0.38%	09/25/36[2]	2,648,524	1,842,864
CIT Mortgage Loan Trust, Series 2007-1,
Class 2A2
1.43%	10/25/37[2,3]	11,984,645	11,993,668

See accompanying notes to Schedule of Portfolio Investments.

63 / Semi-Annual Report September 2013

    Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citicorp Mortgage Securities, Inc.,
Series 2005-1, Class 1A12
5.00%	02/25/35	$703,000	$692,298
Citicorp Residential Mortgage Securities, Inc.,
Series 2006-2, Class A5 (STEP)
6.04%	09/25/36	525,000	507,250
Citicorp Residential Mortgage Securities, Inc.,
Series 2007-1, Class A5 (STEP)
6.05%	03/25/37	650,000	593,405
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
3.08%	02/25/34[2]	366,906	358,054
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-RR2, Class A2
4.68%	05/25/34[2,3]	8,841,859	9,242,789
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-5, Class 3A2A
2.46%	10/25/35[2]	1,534,537	1,148,323
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 1A1
0.44%	11/25/35[2]	408,982	281,696
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AMC1, Class A2B
0.34%	09/25/36[2]	6,256,882	3,148,795
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR3, Class 1A2A
5.46%	06/25/36[2]	18,108,748	16,656,010
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH2, Class A2A
0.33%	08/25/36[2]	11,312,418	10,464,847
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-6, Class 1A4A
5.36%	03/25/37[2]	1,330,700	826,076
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH1, Class A4
0.38%	01/25/37[2]	173,000	140,273
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH2, Class A3
0.36%	03/25/37[2]	40,607,000	38,291,690
Citigroup Mortgage Loan Trust, Inc.,
Series 2009-2, Class 4A2
5.50%	03/25/36[3]	1,452,123	1,456,310
Citigroup Mortgage Loan Trust, Inc.,
Series 2010-7, Class 2A1
2.67%	02/25/35[2,3]	453,156	467,567
Citigroup Mortgage Loan Trust, Inc.,
Series 2010-9, Class 2A1
2.57%	11/25/35[2,3]	445,299	458,598
Citigroup Mortgage Loan Trust, Inc.,
Series 2012-3, Class 4A1
2.28%	11/25/36[2,3]	3,787,903	3,842,431

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Collateralized Mortgage Obligation Trust,
Series 57, Class D
9.90%	02/01/19	$2,365	$2,712
Conseco Finance Securitizations Corp.,
Series 2001-4, Class A4
7.36%	09/01/33	8,056,037	8,647,032
Conseco Finance, Series 2001-C,
Class A5 (STEP)
7.29%	08/15/33	1,393,794	1,396,722
Conseco Finance, Series 2001-D,
Class A5
6.69%	11/15/32[2]	32,283	32,469
Conseco Finance, Series 2002-A,
Class A5 (STEP)
7.55%	04/15/32	68,672	70,987
Conseco Finance, Series 2002-C,
Class BF2
8.00%	06/15/32[2,3]	440,622	486,966
Conseco Financial Corp., Series 1996-7,
Class M1
7.70%	10/15/27[2]	16,458,084	17,832,597
Conseco Financial Corp., Series 1998-2,
Class A5
6.24%	12/01/28[2]	132,209	136,855
Conseco Financial Corp., Series 1998-3,
Class A6
6.76%	03/01/30[2]	7,261,496	7,776,323
Conseco Financial Corp., Series 1998-6,
Class A8
6.66%	06/01/30	9,527,483	10,297,723
Countryplace Manufactured Housing Contract
Trust, Series 2007-1, Class A4
5.85%	07/15/37[2,3]	9,150,000	9,231,010
Countrywide Alternative Loan Trust,
Series 2004-J6, Class 2A1
6.50%	11/25/31	17,968	18,976
Countrywide Alternative Loan Trust,
Series 2005-27, Class 3A2
1.25%	08/25/35[2]	9,038	6,572
Countrywide Alternative Loan Trust,
Series 2005-84, Class 1A1
2.95%	02/25/36[2]	187,405	139,660
Countrywide Alternative Loan Trust,
Series 2006-24CB, Class A19
0.68%	06/25/36[2]	2,425,247	1,671,854
Countrywide Alternative Loan Trust,
Series 2006-HY13, Class 4A1
2.90%	02/25/37[2]	5,136,425	4,370,312
Countrywide Alternative Loan Trust,
Series 2006-OC5, Class 2A2A
0.35%	06/25/36[2]	2,614,110	2,059,731

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 64

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust,
Series 2007-J1, Class 2A1
0.38%	03/25/37[2]	$1,240,031	$608,413
Countrywide Asset-Backed Certificates,
Series 2005-11, Class AF4
5.19%	02/25/36[2]	7,000,000	5,870,536
Countrywide Asset-Backed Certificates,
Series 2005-12, Class 2A5
5.24%	02/25/36[2]	8,906,459	9,208,477
Countrywide Asset-Backed Certificates,
Series 2005-13, Class AF4
5.17%	04/25/36[2]	275,000	196,028
Countrywide Asset-Backed Certificates,
Series 2005-2, Class M2
0.62%	08/25/35[2]	14,000,000	13,461,266
Countrywide Asset-Backed Certificates,
Series 2005-4, Class MV1
0.64%	10/25/35[2]	126,204	126,370
Countrywide Asset-Backed Certificates,
Series 2005-7, Class MV1
0.69%	11/25/35[2]	5,323,700	5,305,546
Countrywide Asset-Backed Certificates,
Series 2005-BC2, Class M2
0.85%	05/25/35[2]	12,134	12,089
Countrywide Asset-Backed Certificates,
Series 2007-13, Class 2A2
0.98%	10/25/47[2]	25,265,857	21,341,388
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2001-HYB1,
Class 1A1
2.11%	06/19/31[2]	46,625	47,192
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2002-38,
Class A3
5.00%	02/25/18	2,351,588	2,401,559
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2003-J8,
Class 1A4
5.25%	09/25/23	331,934	345,776
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-14,
Class 4A1
4.95%	08/25/34[2]	4,738,894	4,787,800
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-25,
Class 1A1
0.51%	02/25/35[2]	280,373	238,582
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-29,
Class 3A1
2.49%	02/25/35[2]	6,844,685	4,799,887

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-HYB3,
Class 1A
2.53%	06/20/34[2]	$150,392	$149,370
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-HYB4,
Class 2A1
2.50%	09/20/34[2]	4,272,342	4,067,133
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-HYB7,
Class 3A
2.74%	11/20/34[2]	4,309,035	4,043,878
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-11,
Class 1A2
3.04%	04/25/35[2]	2,052,150	1,710,192
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-31,
Class 2A3
2.80%	01/25/36[2]	622,202	484,879
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-4,
Class 4A1
0.47%	02/25/35[2]	235,501	174,293
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-9,
Class 1A1
0.48%	05/25/35[2]	9,090,629	7,634,274
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2007-HY5,
Class 1A1
2.90%	09/25/47[2]	2,793,573	2,289,646
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2007-HYB1,
Class 1A1
3.03%	03/25/37[2]	2,456,419	1,616,616
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2004-AR5, Class 6A1
2.62%	06/25/34[2]	586,394	587,480
Credit Suisse First Boston Mortgage
Securities Corp., Series 2001-MH29,
Class A (STEP)
5.60%	09/25/31	74	74
Credit Suisse First Boston Mortgage
Securities Corp., Series 2003-AR20,
Class 2A4
2.46%	08/25/33[2]	42,647	42,424
Credit Suisse First Boston Mortgage
Securities Corp., Series 2004-1, Class 2A1
6.50%	02/25/34	81,010	87,173
Credit Suisse Mortgage Capital Certificates,
Series 2006-2, Class 2A1
0.88%	03/25/36[2]	8,226,868	5,709,669

See accompanying notes to Schedule of Portfolio Investments.

65 / Semi-Annual Report September 2013

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse Mortgage Capital Certificates,
Series 2007-2, Class 3A4
5.50%	03/25/37	$7,860,477	$7,479,645
Credit Suisse Mortgage Capital Certificates,
Series 2007-5, Class 1A11
7.00%	08/25/37	3,321,863	2,109,836
Credit Suisse Mortgage Capital Certificates,
Series 2010-17R, Class 1A1
2.52%	06/26/36[2,3]	2,287,773	2,376,140
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB1,
Class AF (STEP)
3.95%	01/25/33	33,212	32,997
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB4,
Class M1
1.21%	03/25/33[2]	7,389,030	6,888,275
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB5,
Class M1
1.20%	11/25/33[2]	56,317	52,462
Credit-Based Asset Servicing and
Securitization LLC, Series 2005-FR3,
Class M1
0.88%	04/25/35[2]	2,141,966	2,099,183
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB1,
Class AF2 (STEP)
3.85%	01/25/36	11,651,035	8,450,582
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB6,
Class A23
0.33%	07/25/36[2]	33,783,655	27,305,436
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB8,
Class A2B
0.29%	10/25/36[2]	14,306,829	13,916,979
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-BR1,
Class A2A
0.29%	02/25/37[2]	9,533,359	5,672,348
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-BR1,
Class A2B
0.45%	02/25/37[2]	46,686,917	27,778,716
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-BR2,
Class A2
0.41%	02/25/37[2]	73,928,754	36,420,831
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-BR3,
Class A2B
0.40%	04/25/37[2]	61,305,622	34,510,406

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-BR5,
Class A2A
0.31%	05/25/37[2]	$30,548,877	$18,575,935
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-BR5,
Class A2C
0.53%	05/25/37[2]	20,688,710	12,855,962
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB1,
Class AF4 (STEP)
4.56%	01/25/37	9,685,089	4,950,969
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB1,
Class AF5 (STEP)
4.56%	01/25/37	18,108,348	9,175,364
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB2,
Class A2C (STEP)
5.08%	02/25/37	61,907,425	45,192,482
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB2,
Class A2D (STEP)
5.08%	02/25/37	42,339,324	30,899,281
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB2,
Class A2E (STEP)
5.08%	02/25/37	8,242,363	6,017,502
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A2 (STEP)
0.35%	04/25/37[2]	43,955,309	27,096,413
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-NC1,
Class A2B
0.33%	12/25/36[2]	51,738,567	26,276,570
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-NC2,
Class A2B
0.32%	01/25/37[2]	29,535,111	17,733,442
CSAB Mortgage-Backed Trust,
Series 2006-4, Class A6B (STEP)
5.78%	12/25/36	5,268,016	1,765,411
DBRR Trust, Series 2012-EZ1, Class A
0.95%	09/25/45[3]	68,572,565	68,541,227
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43[2,3]	79,718,078	79,842,837
Deutsche ALT-A Securities Mortgage Loan
Trust, Series 2006-AR3, Class A1
0.37%	08/25/36[2]	3,036,489	2,094,102
Deutsche ALT-A Securities Mortgage Loan
Trust, Series 2006-AR4, Class A1
0.31%	12/25/36[2]	3,633,198	2,078,011

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 66

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Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Deutsche ALT-A Securities, Inc. Alternate
Loan Trust, Series 2005-3, Class 4A5
5.25%	06/25/35	$29,114	$28,356
Deutsche ALT-A Securities, Inc. Alternate
Loan Trust, Series 2005-6, Class 1A7
5.50%	12/25/35	1,086,187	850,968
Deutsche ALT-A Securities, Inc. Alternate
Loan Trust, Series 2006-AR6, Class A6
0.37%	02/25/37[2]	2,009,845	1,351,285
Deutsche ALT-A Securities, Inc. Alternate
Loan Trust, Series 2007-AR1, Class A2
0.36%	01/25/47[2]	1,634,868	906,757
Deutsche ALT-A Securities, Inc. Mortgage
Loan Trust, Series 2006-AR1, Class 2A1
2.99%	02/25/36[2]	2,365,559	1,764,537
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2005-AR3,
Class 2A1A
0.42%	07/19/45[2]	517,010	435,689
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2007-AR1,
Class 2A1A
0.32%	04/19/48[2]	13,760,425	10,907,160
DSLA Mortgage Loan Trust,
Series 2004-AR4, Class 2A1A
0.54%	01/19/45[2]	5,706,830	4,703,045
DSLA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1A
0.43%	03/19/45[2]	1,086,940	943,834
Equifirst Mortgage Loan Trust, Series 2005-1,
Class M1
0.60%	04/25/35[2]	15,675,959	15,659,954
Equity One ABS, Inc., Series 1998-1,
Class A2 (STEP)
7.48%	11/25/29	83,984	76,475
Equity One ABS, Inc., Series 2002-4,
Class M1
5.22%	02/25/33[2]	15,733	14,792
Equity One Mortgage Pass-Through Trust,
Series 2002-5, Class M1 (STEP)
5.80%	11/25/32	163,371	158,240
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2005-FFH2, Class M1
0.90%	04/25/35[2,3]	1,673,360	1,639,774
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2006-FF11, Class 2A3
0.33%	08/25/36[2]	33,493,475	25,742,147
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2006-FF18, Class A2B
0.29%	12/25/37[2]	20,289,875	11,721,927
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2006-FF18, Class A2C
0.34%	12/25/37[2]	59,039,010	34,343,051

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2006-FF18, Class A2D
0.39%	12/25/37[2]	$42,789,808	$25,098,148
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2007-FF1, Class A2C
0.32%	01/25/38[2]	106,963,573	64,049,477
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2007-FF2, Class A2B
0.28%	03/25/37[2]	57,766,362	32,110,212
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2007-FF2, Class A2C
0.33%	03/25/37[2]	25,358,718	14,157,526
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2007-FF2, Class A2D
0.40%	03/25/37[2]	47,217,260	26,472,026
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA3, Class A1
2.20%	09/25/34[2]	174,759	173,451
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA4, Class A1
2.35%	10/25/34[2]	6,367,639	6,180,732
First Horizon Alternative Mortgage Securities
Trust, Series 2006-FA8, Class 1A7
6.00%	02/25/37	28,880	23,592
First Horizon Asset Securities, Inc.,
Series 2004-AR5, Class 2A1
2.59%	10/25/34[2]	3,537,059	3,413,469
First Horizon Asset Securities, Inc.,
Series 2007-AR3, Class 1A1
2.44%	11/25/37[2]	828,998	712,189
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR1, Class 2A1
2.54%	02/25/34[2]	1,993,308	2,010,648
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR6, Class 2A1
2.65%	12/25/34[2]	1,415,247	1,377,358
First Horizon Mortgage Pass-Through Trust,
Series 2006-AR4, Class 1A2
2.57%	01/25/37[2]	436,827	373,703
FNBA Mortgage Pass-Through Certificates,
Series 2004-AR1, Class A2
0.58%	08/19/34[2]	41,953	39,042
Fremont Home Loan Trust, Series 2005-C,
Class M1
0.66%	07/25/35[2]	9,824,791	9,844,293
GE Business Loan Trust, Series 2004-2X,
Class B
0.66%	12/15/32	1,581,214	1,443,491
GE Business Loan Trust, Series 2007-1A,
Class A
0.35%	04/16/35[2,3]	32,418,990	29,170,494

See accompanying notes to Schedule of Portfolio Investments.

67 / Semi-Annual Report September 2013

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GMAC Mortgage Corp. Loan Trust,
Series 2000-HE2, Class A1
0.62%	06/25/30[2]	$87,198	$74,318
GMAC Mortgage Corp. Loan Trust,
Series 2003-AR2, Class 3A5
3.28%	12/19/33[2]	14,648,398	14,871,332
GMAC Mortgage Corp. Loan Trust,
Series 2004-AR1, Class 22A
3.44%	06/25/34[2]	14,997	14,201
GMAC Mortgage Corp. Loan Trust,
Series 2005-AR6, Class 3A1
3.54%	11/19/35[2]	2,517,125	2,349,220
GMAC Mortgage Corp. Loan Trust,
Series 2006-AR2, Class 1A1
3.69%	05/19/36[2]	3,588,297	2,666,399
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38[2,3]	34,901,578	38,937,073
Greenpoint Mortgage Funding Trust,
Series 2005-AR3, Class 1A1
0.42%	08/25/45[2]	3,310,920	2,729,021
Greenpoint Mortgage Funding Trust,
Series 2006-AR8, Class 1A2A
0.36%	01/25/47[2]	21,635,068	19,151,492
Greenpoint Mortgage Funding Trust,
Series 2007-AR1, Class 3A2
0.34%	02/25/37[2]	8,314,867	5,709,905
GS Mortgage Securities Corp.,
Series 2009-1R, Class 2A1
2.65%	11/25/35[2,3]	93,341	95,417
GSAA Home Equity Trust, Series 2005-9,
Class 2A3
0.55%	08/25/35[2]	9,991,856	9,561,686
GSAA Trust, Series 2007-10, Class A2A
6.50%	11/25/37	2,668,207	1,982,064
GSAMP Trust, Series 2005-AHL2, Class A2D
0.53%	12/25/35[2]	25,693,000	14,588,069
GSAMP Trust, Series 2005-HE5, Class M1
0.60%	11/25/35[2]	17,000,000	15,808,742
GSR Mortgage Loan Trust, Series 2004-9,
Class 3A1
2.66%	08/25/34[2]	16,502	16,688
GSR Mortgage Loan Trust, Series 2004-9,
Class 5A7
2.59%	08/25/34[2]	1,469,000	1,405,644
GSR Mortgage Loan Trust, Series 2005-AR5,
Class 2A3
2.73%	10/25/35[2]	2,852,017	2,411,609
GSR Mortgage Loan Trust, Series 2005-AR5,
Class 2A4
2.73%	10/25/35[2]	7,355,059	7,317,077

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSR Mortgage Loan Trust, Series 2005-AR6,
Class 4A5
2.66%	09/25/35[2]	$735,000	$721,122
GSR Mortgage Loan Trust, Series 2006-OA1,
Class 2A1
0.37%	08/25/46[2]	11,799,240	11,259,663
GSR Mortgage Loan Trust, Series 2007-AR2,
Class 2A1
2.79%	05/25/47[2]	7,257,255	6,403,649
Harborview Mortgage Loan Trust,
Series 2004-1, Class 2A
2.56%	04/19/34[2]	24,833	24,197
Harborview Mortgage Loan Trust,
Series 2004-11, Class 3A2A
0.52%	01/19/35[2]	877,442	689,874
Harborview Mortgage Loan Trust,
Series 2005-4, Class 2A
2.84%	07/19/35[2]	933,832	844,943
Harborview Mortgage Loan Trust,
Series 2006-8, Class 2A1A
0.37%	07/21/36[2]	457,009	343,069
Harborview Mortgage Loan Trust,
Series 2007-7, Class 2A1A
1.18%	11/25/47[2]	1,525,373	1,322,738
Home Equity Loan Trust, Series 2005-2,
Class M1
0.64%	01/20/35[2]	300,821	298,179
Home Equity Loan Trust, Series 2005-3,
Class M1
0.60%	01/20/35[2]	350,322	343,606
Home Equity Loan Trust, Series 2006-1,
Class A1
0.34%	01/20/36[2]	22,222,471	21,743,932
Home Equity Loan Trust, Series 2006-2,
Class A1
0.33%	03/20/36[2]	29,428,105	28,918,072
Home Equity Loan Trust, Series 2006-4,
Class A3V
0.33%	03/20/36[2]	30,277	29,938
Home Equity Loan Trust, Series 2007-1,
Class AM
0.42%	03/20/36[2]	2,379,727	2,344,059
Home Equity Loan Trust, Series 2007-3,
Class A4
1.68%	11/20/36[2]	13,120,000	12,645,436
Home Equity Loan Trust, Series 2007-3,
Class APT
1.38%	11/20/36[2]	59,544,429	59,416,229
Homestar Mortgage Acceptance Corp.,
Series 2004-5, Class A4
0.75%	10/25/34[2]	6,854,055	6,770,761

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 68

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
HSI Asset Securitization Corp. Trust,
Series 2006-OPT1, Class 2A3
0.37%	12/25/35[2]	$21,572,978	$21,071,805
Impac CMB Trust, Series 2005-1, Class 1A1
0.70%	04/25/35[2]	10,108,539	9,769,499
Impac Secured Assets Corp., CMN Owners
Trust, Series 2004-3, Class 1
0.98%	11/25/34[2]	1,525,344	1,421,179
Indymac Index Mortgage Loan Trust,
Series 2004-AR4, Class 1A
2.40%	08/25/34[2]	2,886,451	2,346,855
Indymac Index Mortgage Loan Trust,
Series 2004-AR5, Class 2A1B
0.98%	08/25/34[2]	41,943	34,458
Indymac Index Mortgage Loan Trust,
Series 2004-AR6, Class 6A1
2.76%	10/25/34[2]	364,278	360,780
Indymac Index Mortgage Loan Trust,
Series 2004-AR7, Class A2
1.04%	09/25/34[2]	134,462	108,565
Indymac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
0.98%	11/25/34[2]	101,671	86,243
Indymac Index Mortgage Loan Trust,
Series 2005-AR1, Class 4A1
2.58%	03/25/35[2]	2,743,658	2,555,276
Indymac Index Mortgage Loan Trust,
Series 2005-AR13, Class 4A1
2.44%	08/25/35[2]	224,853	186,568
Indymac Index Mortgage Loan Trust,
Series 2005-AR15, Class A1
4.69%	09/25/35[2]	1,124,210	998,355
Indymac Index Mortgage Loan Trust,
Series 2005-AR18, Class 2A1A
0.49%	10/25/36[2]	316,716	247,624
Indymac Index Mortgage Loan Trust,
Series 2005-AR25, Class 1A21
4.62%	12/25/35[2]	10,626,341	8,956,348
Indymac Index Mortgage Loan Trust,
Series 2005-AR31, Class 3A1
2.54%	01/25/36[2]	4,412,250	3,699,998
Indymac Index Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
0.42%	04/25/35[2]	1,340,899	1,134,839
Indymac Index Mortgage Loan Trust,
Series 2006-AR14, Class 1A4A
0.35%	11/25/46[2]	22,751,562	20,091,006
Indymac Index Mortgage Loan Trust,
Series 2006-AR19, Class 1A2
2.82%	08/25/36[2]	30,353,343	20,771,582
Indymac Index Mortgage Loan Trust,
Series 2006-AR21, Class A1
0.30%	08/25/36[2]	394,193	259,465

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Indymac Index Mortgage Loan Trust,
Series 2006-AR4, Class A1A
0.39%	05/25/46[2]	$2,058,938	$1,689,505
Indymac Index Mortgage Loan Trust,
Series 2006-AR7, Class 1A1
2.96%	05/25/36[2]	8,459,883	6,053,621
Indymac Index Mortgage Loan Trust,
Series 2006-AR8, Class A3A
0.41%	07/25/46[2]	44,481,526	32,086,571
Indymac Index Mortgage Loan Trust,
Series 2007-AR1, Class 1A2
3.06%	03/25/37[2]	2,393,451	2,081,227
Indymac Index Mortgage Loan Trust,
Series 2007-AR11, Class 1A1
2.47%	06/25/37[2]	8,321,852	5,497,632
Indymac Index Mortgage Loan Trust,
Series 2007-AR5, Class 2A1
2.74%	05/25/37[2]	426,897	303,792
Indymac Index Mortgage Loan Trust,
Series 2007-AR7, Class 1A1
3.20%	11/25/37[2]	7,604,339	6,865,684
Indymac Index Mortgage Loan Trust,
Series 2007-AR9, Class 2A1
4.93%	04/25/37[2]	695,692	478,809
Indymac Manufactured Housing Contract,
Series 1997-1, Class A3
6.61%	02/25/28	315,281	313,334
JPMorgan Alternative Loan Trust,
Series 2006-A2, Class 1A3
0.35%	05/25/36[2]	6,448,748	5,795,361
JPMorgan Alternative Loan Trust,
Series 2006-A2, Class 2A1
2.78%	05/25/36[2]	1,993,926	1,379,976
JPMorgan Alternative Loan Trust,
Series 2006-A2, Class 5A1
5.14%	05/25/36[2]	20,288,071	15,120,030
JPMorgan Alternative Loan Trust,
Series 2006-S4, Class A4 (STEP)
5.96%	12/25/36	38,700,000	30,056,622
JPMorgan Mortgage Acquisition Corp.,
Series 2006-WF1, Class A6 (STEP)
6.00%	07/25/36	6,808,848	4,064,283
JPMorgan Mortgage Acquisition Corp.,
Series 2006-WMC1, Class A5
0.45%	03/25/36[2]	25,190,000	15,884,927
JPMorgan Mortgage Acquisition Corp.,
Series 2007-CH3, Class A4
0.39%	03/25/37[2]	1,310,000	1,021,958
JPMorgan Mortgage Acquisition Corp.,
Series 2007-HE1, Class AF1
0.28%	03/25/47[2]	344,336	242,648

See accompanying notes to Schedule of Portfolio Investments.

69 / Semi-Annual Report September 2013

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Corp.,
Series 2007-HE1, Class AF2 (STEP)
4.67%	03/25/47	$9,480,000	$6,984,693
JPMorgan Mortgage Acquisition Corp.,
Series 2007-HE1, Class AF3 (STEP)
4.67%	03/25/47	10,000,000	7,365,710
JPMorgan Mortgage Acquisition Corp.,
Series 2007-HE1, Class AF4 (STEP)
4.67%	03/25/47	5,000,000	3,681,600
JPMorgan Mortgage Acquisition Corp.,
Series 2007-HE1, Class AV4
0.46%	03/25/47[2]	90,000	47,277
JPMorgan Mortgage Trust, Series 2003-A2,
Class 2A3
4.49%	11/25/33[2]	497,126	478,646
JPMorgan Mortgage Trust, Series 2004-A4,
Class 1A3
2.77%	09/25/34[2]	2,969,137	3,012,271
JPMorgan Mortgage Trust, Series 2005-A3,
Class 5A3
2.76%	06/25/35[2]	271,714	250,485
JPMorgan Mortgage Trust, Series 2005-A5,
Class TA1
5.24%	08/25/35[2]	565,674	565,006
JPMorgan Mortgage Trust, Series 2005-S2,
Class 4A3
5.50%	09/25/20	11,360,990	12,149,614
JPMorgan Mortgage Trust, Series 2006-A2,
Class 5A3
2.85%	11/25/33[2]	30,426	31,096
JPMorgan Mortgage Trust, Series 2006-A3,
Class 2A1
2.86%	05/25/36[2]	3,153,709	2,526,928
JPMorgan Mortgage Trust, Series 2006-A3,
Class 3A3
2.79%	05/25/36[2]	2,472,876	2,106,648
JPMorgan Mortgage Trust, Series 2006-A4,
Class 1A1
2.78%	06/25/36[2]	1,974,227	1,586,011
JPMorgan Mortgage Trust, Series 2006-A4,
Class 1A4
2.78%	06/25/36[2]	6,364,276	5,232,535
JPMorgan Mortgage Trust, Series 2006-A5,
Class 2A4
2.78%	08/25/36[2]	1,482,642	1,229,493
JPMorgan Mortgage Trust, Series 2007-A1,
Class 5A2
2.95%	07/25/35[2]	7,847,341	7,879,444
JPMorgan Mortgage Trust, Series 2007-A3,
Class 2A3
5.20%	05/25/37[2]	9,802,800	8,290,365

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust, Series 2007-A3,
Class 3A2
5.06%	05/25/37[2]	$33,547	$28,779
JPMorgan Mortgage Trust, Series 2007-A4,
Class 2A3
5.45%	06/25/37[2]	1,804,514	1,530,874
JPMorgan Resecuritization Trust,
Series 2010-1, Class 1A1
6.00%	02/26/37[3]	4,158,455	4,288,286
JPMorgan Resecuritization Trust,
Series 2010-4, Class 1A1
2.61%	07/26/36[2,3]	743,582	751,465
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A4
5.27%	04/15/40	36,330	38,504
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A6
6.47%	04/15/40[2]	10,523,338	11,446,577
Lehman XS Trust, Series 2005-5N,
Class 3A1A
0.48%	11/25/35[2]	26,117,565	22,169,582
Lehman XS Trust, Series 2006-10N,
Class 1A3A
0.39%	07/25/46[2]	20,232,652	14,916,260
Lehman XS Trust, Series 2006-13,
Class 1A2
0.35%	09/25/36[2]	48,958,705	38,445,361
Lehman XS Trust, Series 2006-14N,
Class 3A2
0.30%	08/25/36[2]	263,803	174,921
Lehman XS Trust, Series 2006-16N,
Class A4A
0.37%	11/25/46[2]	679,982	516,390
Lehman XS Trust, Series 2006-19,
Class A2
0.35%	12/25/36[2]	34,083,411	26,320,471
Lehman XS Trust, Series 2006-9,
Class A1B
0.34%	05/25/46[2]	62,166,212	48,686,899
Lehman XS Trust, Series 2007-10H,
Class 2A2
7.50%	07/25/37	1,583,546	1,277,831
Long Beach Mortgage Loan Trust,
Series 2004-4, Class M1
1.08%	10/25/34[2]	75,000	69,551
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
4.65%	01/25/34[2]	262,980	260,438
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
2.27%	11/25/33[2]	2,700,675	2,767,553

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 70

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September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
2.62%	11/21/34[2]	$24,189,725	$25,081,540
MASTR Adjustable Rate Mortgages Trust,
Series 2004-15, Class 9A1
2.90%	10/25/34[2]	2,477,684	2,478,150
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
2.66%	06/25/34[2]	921	848
MASTR Alternative Loan Trust,
Series 2004-6, Class 3A1
4.75%	07/25/19	5,641,122	5,921,319
MASTR Asset Securitization Trust,
Series 2002-8, Class 1A1
5.50%	12/25/17	38,145	39,373
MASTR Asset Securitization Trust,
Series 2003-8, Class 3A12
5.25%	09/25/33	2,514,276	2,693,060
MASTR Asset Securitization Trust,
Series 2004-3, Class 3A2
4.50%	03/25/19	2,972,379	3,092,372
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A3
0.33%	11/25/36[2]	22,201,513	9,317,264
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A4
0.39%	11/25/36[2]	6,167,087	2,614,950
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A3
0.39%	05/25/37[2]	26,441,000	16,623,176
MASTR Seasoned Securities Trust,
Series 2004-1, Class 4A1
2.71%	10/25/32[2]	47,445	48,064
Mellon Residential Funding Corp.,
Series 2001-TBC1, Class A1
0.88%	11/15/31[2]	4,682,153	4,627,772
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2006-FF1, Class A4
0.29%	11/25/36[2]	7,416,961	7,408,354
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2006-FF13, Class A2C
0.34%	10/25/36[2]	7,065,242	5,082,988
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-1, Class A2B
0.35%	04/25/37[2]	18,305,850	10,069,975
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-1, Class A2C
0.43%	04/25/37[2]	43,902,620	24,419,910
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-2, Class A2B
0.35%	05/25/37[2]	16,827,317	9,950,548

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-2, Class A2C
0.42%	05/25/37[2]	$62,328,991	$38,331,700
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-2, Class A2D
0.50%	05/25/37[2]	28,525,419	17,215,575
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2C
0.36%	06/25/37[2]	23,372,500	13,546,631
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2D
0.43%	06/25/37[2]	34,732,000	20,337,079
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-4, Class 2A3
0.34%	07/25/37[2]	39,242,338	21,587,602
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-5, Class 2A2
1.18%	10/25/37[2]	21,760,148	16,822,139
Merrill Lynch Mortgage Investors Trust,
Series 2003-A6, Class 2A
3.10%	10/25/33[2]	1,707,764	1,676,898
Merrill Lynch Mortgage Investors Trust,
Series 2004-A4, Class A1
2.51%	08/25/34[2]	6,355,804	6,574,732
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-A10, Class A
0.39%	02/25/36[2]	32,620	29,498
Merrill Lynch Mortgage Investors, Inc.,
Series 2006-WMC2, Class A2B (STEP)
5.07%	03/25/37	38,933,237	17,365,999
Merrill Lynch Mortgage Investors, Inc.,
Series 2006-WMC2, Class A2D (STEP)
5.07%	03/25/37	29,383,089	13,170,358
Merrill Lynch Mortgage-Backed Securities
Trust, Series 2007-2, Class 1A1
2.56%	08/25/36[2]	2,227,884	1,898,874
Mid-State Trust, Series 11, Class A1
4.86%	07/15/38	413,326	444,622
Mid-State Trust, Series 2004-1, Class A
6.00%	08/15/37	601,519	635,539
Mid-State Trust, Series 2005-1, Class A
5.74%	01/15/40	26,780,338	28,868,830
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40[3]	18,201,382	19,314,733
Mid-State Trust, Series 6, Class A1
7.34%	07/01/35	139,435	152,739
Mid-State Trust, Series 6, Class A2
7.40%	07/01/35	8,715	9,487
Morgan Stanley ABS Capital I,
Series 2005-HE3, Class M2
0.70%	07/25/35[2]	77,105	75,032

See accompanying notes to Schedule of Portfolio Investments.

71 / Semi-Annual Report September 2013

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Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Morgan Stanley ABS Capital I,
Series 2006-HE1, Class A4
0.47%	01/25/36[2]	$4,800,000	$3,576,629
Morgan Stanley Home Equity Loan Trust,
Series 2005-3, Class M1
0.63%	08/25/35[2]	51,278	50,438
Morgan Stanley Mortgage Loan Trust,
Series 2004-11AR, Class 1A1
0.50%	01/25/35[2]	576,905	540,570
Morgan Stanley Mortgage Loan Trust,
Series 2004-3, Class 2A2
5.50%	04/25/34	712,083	735,709
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
2.07%	09/25/34[2]	3,625,192	3,400,168
Morgan Stanley Mortgage Loan Trust,
Series 2004-8AR, Class 4A1
2.52%	10/25/34[2]	317,084	308,764
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 5A2
5.96%	06/25/36[2]	267,706	158,817
Morgan Stanley Mortgage Loan Trust,
Series 2007-6XS, Class 1A2S (STEP)
5.50%	02/25/47	885,110	821,716
Morgan Stanley Mortgage Loan Trust,
Series 2007-7AX, Class 2A1
0.30%	04/25/37[2]	8,117,551	3,807,067
Morgan Stanley Resecuritization Trust,
Series 2010-R4, Class 1B
0.51%	01/26/36[2,3]	12,832,887	12,713,811
Morgan Stanley Resecuritization Trust,
Series 2010-R9, Class 3A
3.25%	11/26/36[3]	142,027	142,136
MortgageIT Trust, Series 2005-4, Class A1
0.46%	10/25/35[2]	8,152,630	7,083,551
MortgageIT Trust, Series 2005-5, Class A1
0.44%	12/25/35[2]	3,033,001	2,708,970
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV4
0.43%	06/25/37[2]	7,955,000	5,022,588
New Century Home Equity Loan Trust,
Series 2003-6, Class M1
1.26%	01/25/34[2]	53,693	51,622
New Century Home Equity Loan Trust,
Series 2005-2, Class A2C
0.48%	06/25/35[2]	367,058	366,678
New Century Home Equity Loan Trust,
Series 2005-2, Class M1
0.61%	06/25/35[2]	65,000	63,690
New Century Home Equity Loan Trust,
Series 2005-4, Class A2B
0.45%	09/25/35[2]	15,529	15,451

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
New Century Home Equity Loan Trust,
Series 2005-4, Class M1
0.66%	09/25/35[2]	$36,420,000	$35,093,493
New Century Home Equity Loan Trust,
Series 2005-C, Class A2D
0.52%	12/25/35[2]	18,000,000	14,861,016
Newcastle Mortgage Securities Trust,
Series 2006-1, Class A4
0.46%	03/25/36[2]	71,929,000	66,950,794
Newcastle Mortgage Securities Trust,
Series 2007-1, Class 2A3
0.41%	04/25/37[2]	17,117,000	9,073,431
Oakwood Mortgage Investors, Inc.,
Series 1998-B, Class A4
6.35%	03/15/17	6,959	7,009
Option One Mortgage Loan Trust,
Series 2005-4, Class A3
0.44%	11/25/35[2]	48,555	47,814
Option One Mortgage Loan Trust,
Series 2005-5, Class A3
0.39%	12/25/35[2]	55,455	54,735
Option One Mortgage Loan Trust,
Series 2007-1, Class 2A4
0.40%	01/25/37[2]	6,000,000	3,089,286
Ownit Mortgage Loan Asset-Backed
Certificates, Series 2006-4, Class A2D
0.42%	05/25/37[2]	35,992,474	22,012,061
Park Place Securities, Inc.,
Series 2004-MHQ1, Class M1
1.23%	12/25/34[2]	2,846,809	2,853,980
Park Place Securities, Inc.,
Series 2005-WHQ4, Class A1A
0.44%	09/25/35[2]	76,134,871	74,011,203
Popular ABS Mortgage Pass-Through Trust,
Series 2005-3, Class AF6 (STEP)
4.76%	07/25/35	1,118,024	1,129,136
Popular ABS Mortgage Pass-Through Trust,
Series 2005-6, Class A5 (STEP)
4.69%	01/25/36	22,910,000	16,848,312
Popular ABS Mortgage Pass-Through Trust,
Series 2006-D, Class A3
0.44%	11/25/46[2]	85,000	62,073
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
0.49%	06/25/47[2]	23,015,500	13,600,363
Provident Funding Mortgage Loan Trust,
Series 2003-1, Class A
2.50%	08/25/33[2]	1,569,824	1,575,620
Residential Accredit Loans, Inc.,
Series 2003-QS3, Class A4
5.50%	02/25/18	121,668	126,008

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 72

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Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans, Inc.,
Series 2005-QA10, Class A31
3.72%	09/25/35[2]	$1,219,617	$998,325
Residential Accredit Loans, Inc.,
Series 2005-QA12, Class CB1
3.73%	12/25/35[2]	8,086,435	5,911,160
Residential Accredit Loans, Inc.,
Series 2005-QA4, Class A41
3.07%	04/25/35[2]	8,964,521	8,688,952
Residential Accredit Loans, Inc.,
Series 2005-QA7, Class A1
3.23%	07/25/35[2]	7,526,440	5,680,980
Residential Accredit Loans, Inc.,
Series 2005-QA8, Class CB21
3.33%	07/25/35[2]	6,445,160	5,231,280
Residential Accredit Loans, Inc.,
Series 2005-QA9, Class CB11
3.21%	08/25/35[2]	13,518,666	11,169,601
Residential Accredit Loans, Inc.,
Series 2005-QO4, Class 2A1
0.46%	12/25/45[2]	2,717,851	2,053,619
Residential Accredit Loans, Inc.,
Series 2005-QO5, Class A1
1.16%	01/25/46[2]	14,915,572	10,011,989
Residential Accredit Loans, Inc.,
Series 2006-Q08, Class 1A2A
0.33%	10/25/46[2]	9,412,966	8,967,771
Residential Accredit Loans, Inc.,
Series 2006-Q09, Class 1A2A
0.33%	12/25/46[2]	19,583,701	18,915,094
Residential Accredit Loans, Inc.,
Series 2006-QA1, Class A11
3.38%	01/25/36[2]	222,109	166,078
Residential Accredit Loans, Inc.,
Series 2006-QA1, Class A21
3.76%	01/25/36[2]	5,155,059	3,884,951
Residential Accredit Loans, Inc.,
Series 2006-QS10, Class AV (IO)
0.54%	08/25/36[2,6]	72,557,294	1,863,489
Residential Accredit Loans, Inc.,
Series 2006-QS12, Class 2A9
0.56%	09/25/36[2]	629,939	412,723
Residential Accredit Loans, Inc.,
Series 2006-QS2, Class 1AV (IO)
0.48%	02/25/36[2,6]	246,814,799	4,641,723
Residential Accredit Loans, Inc.,
Series 2006-QS7, Class AV (IO)
0.67%	06/25/36[2,6]	126,462,546	3,296,120
Residential Accredit Loans, Inc.,
Series 2006-QS8, Class AV (IO)
0.77%	08/25/36[2,6]	304,136,781	9,817,231

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans, Inc.,
Series 2007-QS10, Class AV (IO)
0.45%	09/25/37[2,6]	$186,357,947	$3,429,732
Residential Accredit Loans, Inc.,
Series 2007-QS4, Class 3AV (IO)
0.38%	03/25/37[2,6]	117,681,228	1,790,638
Residential Accredit Loans, Inc.,
Series 2007-QS5, Class AV (IO)
0.25%	03/25/37[2,6]	146,131,220	1,357,997
Residential Accredit Loans, Inc.,
Series 2007-QS6, Class AV (IO)
0.32%	04/25/37[2,6]	317,697,101	4,342,443
Residential Accredit Loans, Inc.,
Series 2007-QS7, Class 2AV (IO)
0.38%	06/25/37[2,6]	97,646,474	1,553,751
Residential Accredit Loans, Inc.,
Series 2007-QS8, Class AV (IO)
0.39%	06/25/37[2,6]	248,133,575	3,621,634
Residential Asset Mortgage Products, Inc.,
Series 2003-RS10, Class AI6 (STEP)
5.86%	11/25/33	647,938	689,303
Residential Asset Mortgage Products, Inc.,
Series 2003-RS11, Class AI6A (STEP)
5.98%	12/25/33	321,908	319,400
Residential Asset Mortgage Products, Inc.,
Series 2003-RS9, Class AI6A (STEP)
6.11%	10/25/33	36,701	36,243
Residential Asset Mortgage Products, Inc.,
Series 2004-RS12, Class MII2
1.38%	12/25/34[2]	1,240,493	1,223,159
Residential Asset Mortgage Products, Inc.,
Series 2004-SL1, Class A8
6.50%	11/25/31	103,677	107,297
Residential Asset Mortgage Products, Inc.,
Series 2004-SL3, Class A2
6.50%	12/25/31	94,156	96,135
Residential Asset Mortgage Products, Inc.,
Series 2004-SL3, Class A4
8.50%	12/25/31	48,193	46,507
Residential Asset Mortgage Products, Inc.,
Series 2005-RS8, Class A2
0.47%	10/25/33[2]	7,419	7,401
Residential Asset Securities Corp.,
Series 2004-IP2, Class 1A1
2.61%	12/25/34[2]	505,724	509,225
Residential Asset Securities Corp.,
Series 2004-IP2, Class 2A1
2.62%	12/25/34[2]	72,674	72,966
Residential Asset Securities Corp.,
Series 2004-IP2, Class 3A1
2.63%	12/25/34[2]	1,413,997	1,407,095

See accompanying notes to Schedule of Portfolio Investments.

73 / Semi-Annual Report September 2013

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Securities Corp.,
Series 2006-A7CB, Class 1A3
6.25%	07/25/36	$2,460,382	$2,259,986
Residential Funding Mortgage Securities I,
Inc., Series 2005-SA5, Class 1A
3.08%	11/25/35[2]	14,993,509	11,695,042
Residential Funding Mortgage Securities I,
Inc., Series 2006-SA3, Class 3A1
4.22%	09/25/36[2]	2,932,130	2,475,638
Residential Funding Mortgage Securities I,
Inc., Series 2006-SA3, Class 4A1
6.10%	09/25/36[2]	1,258,389	1,073,603
Residential Funding Mortgage Securities I,
Inc., Series 2006-SA4, Class 2A1
3.80%	11/25/36[2]	255,347	215,223
Residential Funding Mortgage Securities I,
Inc., Series 2007-SA2, Class 2A2
3.21%	04/25/37[2]	1,709,959	1,451,039
Residential Funding Mortgage Securities II,
Inc., Series 1999-HI6, Class AI7 (STEP)
8.60%	09/25/29	131,194	125,499
Residential Funding Mortgage Securities II,
Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25	104,529	103,438
Residential Funding Mortgage Securities
Trust, Series 1999-HI1, Class A6 (STEP)
7.58%	09/25/29	21,200	21,627
Residential Funding Mortgage Securities
Trust, Series 2003-S7, Class A7
5.50%	05/25/33	2,716,330	2,851,351
Residential Funding Mortgage Securities
Trust, Series 2004-S2, Class A9
5.50%	03/25/34	1,511,144	1,634,794
Residential Funding Mortgage Securities
Trust, Series 2004-S6, Class 1A6
5.50%	06/25/34	1,123,091	1,183,711
Saxon Asset Securities Trust, Series 2001-2,
Class AF6 (STEP)
6.62%	06/25/16	23,579	24,714
Saxon Asset Securities Trust, Series 2005-2,
Class M1
0.60%	10/25/35[2]	24,058,734	24,052,166
Saxon Asset Securities Trust, Series 2007-1,
Class A2C
0.33%	01/25/47[2]	13,135,000	9,193,205
Saxon Asset Securities Trust, Series 2007-3,
Class 2A3
0.58%	09/25/47[2]	32,174,000	16,798,721
Sequoia Mortgage Trust, Series 2004-3,
Class A
0.94%	05/20/34[2]	1,801,146	1,673,807

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
SG Mortgage Securities Trust,
Series 2006-FRE1, Class A1B
0.45%	02/25/36[2]	$2,076,620	$1,544,976
SG Mortgage Securities Trust,
Series 2007-NC1, Class A2
0.42%	12/25/36[2,3]	14,202,437	8,402,943
Soundview Home Equity Loan Trust,
Series 2006-1, Class A3
0.37%	02/25/36[2]	12,490,624	12,235,815
Soundview Home Equity Loan Trust,
Series 2006-WF2, Class A2C
0.32%	12/25/36[2]	35,039,656	33,955,585
Soundview Home Equity Loan Trust,
Series 2007-NS1, Class A4
0.48%	01/25/37[2]	12,405,000	6,930,642
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-1, Class 3A3
2.58%	02/25/34[2]	54,024	54,313
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-14, Class 1A
2.62%	10/25/34[2]	381,349	382,796
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-14, Class 2A
2.48%	10/25/34[2]	33,157,080	32,440,708
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-16, Class 3A1
2.62%	11/25/34[2]	24,834,664	24,490,148
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-17, Class A1
1.14%	11/25/34[2]	111,541	106,552
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-20, Class 1A2
2.53%	01/25/35[2]	1,658,196	1,562,719
Structured Adjustable Rate Mortgage Loan
Trust, Series 2006-1, Class 5A1
2.92%	02/25/36[2]	3,552,069	3,483,634
Structured Adjustable Rate Mortgage Loan
Trust, Series 2007-9, Class 2A1
2.89%	10/25/47[2]	1,974,433	1,367,996
Structured Asset Investment Loan Trust,
Series 2006-1, Class A3
0.38%	01/25/36[2]	16,995,884	16,532,441
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR3, Class 24A1
2.38%	05/25/36[2]	852,428	535,516
Structured Asset Mortgage Investments, Inc.,
Series 2007-AR3, Class 1A2
0.35%	04/25/37[2]	8,243,153	8,221,003
Structured Asset Mortgage Investments, Inc.,
Series 2007-AR6, Class A1
1.66%	08/25/47[2]	149,998,184	117,060,983

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 74

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Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Securities Corp. Mortgage
Loan Trust, Series 2006-BC4, Class A3
0.29%	12/25/36[2]	$16,292,093	$16,190,116
Structured Asset Securities Corp. Mortgage
Pass-Through Certificates, Series
2004-23XS, Class 2A1
0.48%	01/25/35[2]	5,740,418	5,140,252
Structured Asset Securities Corp. Trust,
Series 2005-5, Class 2A4
5.50%	04/25/35	11,958,895	12,072,659
Structured Asset Securities Corp.,
Series 1997-2, Class 2A4
7.25%	03/28/30	3,747	3,794
Structured Asset Securities Corp.,
Series 2001-15A, Class 4A1
2.31%	10/25/31[2]	11,716	11,732
Structured Asset Securities Corp.,
Series 2003-26A, Class 3A5
2.48%	09/25/33[2]	654,032	638,233
Structured Asset Securities Corp.,
Series 2003-34A, Class 5A4
2.52%	11/25/33[2]	4,581,710	4,611,322
Structured Asset Securities Corp.,
Series 2003-7H, Class A12
6.50%	03/25/33	55,220	58,323
Structured Asset Securities Corp.,
Series 2005-17, Class 4A4
5.50%	10/25/35	10,391,793	10,545,031
Structured Asset Securities Corp.,
Series 2005-WF4, Class A4
0.54%	11/25/35[2]	13,969,127	13,937,515
Structured Asset Securities Corp.,
Series 2006-WF1, Class A5
0.48%	02/25/36[2]	20,955,195	20,519,107
Structured Asset Securities Corp.,
Series 2006-WF2, Class A3
0.33%	07/25/36[2]	12,641,876	12,509,836
Structured Asset Securities Corp.,
Series 2006-WF2, Class A4
0.49%	07/25/36[2]	43,826,000	38,281,836
Structured Asset Securities Corp.,
Series 2006-WF3, Class A3
0.33%	09/25/36[2]	5,600,931	5,468,561
Structured Asset Securities Corp.,
Series 2007-BC4, Class A3
0.43%	11/25/37[2]	7,147,187	6,994,261
Structured Asset Securities Corp.,
Series 2007-EQ1, Class A4
0.43%	03/25/37[2]	26,129,166	14,837,656
Suntrust Adjustable Rate Mortgage Loan
Trust, Series 2007-3, Class 1A1
2.88%	06/25/37[2]	15,376,579	13,655,678

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Thornburg Mortgage Securities Trust,
Series 2004-4, Class 2A
2.37%	12/25/44[2]	$424,574	$407,379
Vanderbilt Acquisition Loan Trust,
Series 2002-1, Class A4
6.57%	05/07/27[2]	2,442,942	2,566,820
Wachovia Bank Commercial Mortgage Trust,
Series 2006-AMN1, Class A3
0.42%	08/25/36[2]	1,943,089	1,188,186
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
0.29%	01/25/37[2]	6,267,528	3,110,775
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A3
0.33%	01/25/37[2]	57,856,331	28,866,693
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A4
0.41%	01/25/37[2]	19,421,394	9,806,522
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A4
0.54%	04/25/37[2]	1,621,977	791,838
WaMu Asset-Backed Certificates,
Series 2007-HE3, Class 2A5
0.43%	05/25/47[2]	10,850,940	6,269,217
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR18, Class A
2.50%	01/25/33[2]	28,753	28,953
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
2.44%	06/25/33[2]	48,119	48,932
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR3, Class A2
2.46%	06/25/34[2]	145,143	147,847
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
0.61%	05/25/44[2]	149,617	138,849
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR11, Class A1A
0.50%	08/25/45[2]	99,435,541	92,819,597
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A6
2.41%	10/25/35[2]	310,000	291,362
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
0.47%	10/25/45[2]	261,074	240,421
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
2.86%	12/25/35[2]	13,460,164	12,365,597
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR15, Class A1A1
0.44%	11/25/45[2]	40,811,707	36,719,966

See accompanying notes to Schedule of Portfolio Investments.

75 / Semi-Annual Report September 2013

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR19, Class A1A1
0.45%	12/25/45[2]	$2,946,324	$2,724,471
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A1A
0.49%	01/25/45[2]	3,166,132	2,944,845
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR6, Class 2A1A
0.41%	04/25/45[2]	434,442	405,667
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR1, Class 2A1A
1.23%	01/25/46[2]	82,033,293	78,070,823
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR16, Class 3A1
4.48%	12/25/36[2]	2,127,875	1,819,631
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class A1A
1.16%	02/25/46[2]	1,839,920	1,694,584
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
1.10%	05/25/46[2]	1,826,513	1,646,997
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
1.14%	07/25/46[2]	5,720,122	4,683,327
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR9, Class 2A
2.45%	08/25/46[2]	1,927,171	1,788,583
WaMu Mortgage Pass-Through Certificates,
Series 2007-HE2, Class 2A3
0.43%	04/25/37[2]	36,800,377	17,744,424
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY1, Class 1A1
2.43%	02/25/37[2]	2,565,315	2,011,369
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY1, Class 4A1
2.54%	02/25/37[2]	1,050,471	907,613
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY6, Class 2A1
4.51%	06/25/37[2]	957,007	806,531
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY7, Class 4A2
4.90%	07/25/37[2]	837,690	792,892
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA1, Class A1A
0.86%	02/25/47[2]	6,201,037	4,921,620
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA3, Class 5A
2.20%	04/25/47[2]	7,795,535	5,163,879
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2005-3,
Class 2A3
0.73%	05/25/35[2]	10,253,822	7,451,729

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2005-4,
Class CB13
0.68%	06/25/35[2]	$15,256,855	$11,355,347
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2006-AR2,
Class A1A
1.10%	04/25/46[2]	18,730,399	13,806,327
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2006-AR3,
Class A1A
1.13%	05/25/46[2]	34,270,157	22,402,436
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2006-AR7,
Class A1A
1.08%	09/25/46[2]	10,033,093	5,633,622
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2007-1,
Class 2A1
6.00%	01/25/22	995,419	966,629
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2007-OA1,
Class 2A
0.88%	12/25/46[2]	9,800,163	5,443,442
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2007-OA2,
Class 2A
0.86%	01/25/47[2]	23,750,455	14,841,683
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2007-OA3,
Class 2A
0.91%	02/25/47[2]	45,305,548	27,707,700
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2007-OA3,
Class 4A1
0.93%	04/25/47[2]	2,845,599	2,128,952
Washington Mutual MSC Mortgage
Pass-Through Certificates, Series
2002-AR1,Class 1A1
2.48%	11/25/30[2]	553,355	543,706
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37	742,138	680,182
Wells Fargo Home Equity Trust,
Series 2004-2, Class AI6
5.00%	05/25/34[2]	6,722,160	6,861,621
Wells Fargo Home Equity Trust,
Series 2005-3, Class AII3
0.52%	11/25/35[2]	1,005,899	1,005,775
Wells Fargo Home Equity Trust,
Series 2007-2, Class A1
0.27%	04/25/37[2]	1,041,789	1,040,000
Wells Fargo Mortgage-Backed Securities
Trust, Series 2003-17, Class 2A10
5.50%	01/25/34	9,708,931	10,126,986

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 76

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities
Trust, Series 2003-M, Class A1
4.69%	12/25/33[2]	$2,905,831	$2,947,704
Wells Fargo Mortgage-Backed Securities
Trust, Series 2004-L, Class A8
4.79%	07/25/34[2]	927,360	932,733
Wells Fargo Mortgage-Backed Securities
Trust, Series 2004-S, Class A1
2.63%	09/25/34[2]	8,018,342	8,131,180
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-10, Class A4
6.00%	08/25/36	8,598,818	8,888,881
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-2, Class 2A3
5.50%	03/25/36	822,860	788,163
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR10, Class 5A1
2.61%	07/25/36[2]	684,085	651,150
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR10, Class 5A2
2.61%	07/25/36[2]	232,001	220,832
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR10, Class 5A3
2.61%	07/25/36[2]	496,172	466,129
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR10, Class 5A6
2.61%	07/25/36[2]	2,343,773	2,161,674
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR17, Class A1
2.63%	10/25/36[2]	5,295,650	4,819,270
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR8, Class 1A3
2.67%	04/25/36[2]	30,967	30,618
Wells Fargo Mortgage-Backed Securities,
Series 2007-5, Class 1A1
5.50%	05/25/37	14,137,578	14,586,206

			4,171,418,481

U.S. Agency Mortgage-Backed — 33.08%
Fannie Mae Pool (TBA)
2.50%	10/25/27	395,850,000	398,200,359
3.00%	10/25/26	915,535,000	948,150,934
3.00%	10/25/42	87,050,000	85,064,172
3.50%	10/25/42	784,685,000	799,275,237
4.00%	10/25/41	945,260,000	991,784,468
Fannie Mae Pool 190375
5.50%	11/01/36	3,930,681	4,288,650
Fannie Mae Pool 254232
6.50%	03/01/22	69,665	77,098
Fannie Mae Pool 313182
7.50%	10/01/26	6,642	7,601

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 394854
6.50%	05/01/27	$2,856	$3,214
Fannie Mae Pool 467243
4.55%	01/01/21	2,669,332	2,943,086
Fannie Mae Pool 468587
3.84%	08/01/21	805,598	859,064
Fannie Mae Pool 545191
7.00%	09/01/31	20,086	22,724
Fannie Mae Pool 545831
6.50%	08/01/17	27,137	29,179
Fannie Mae Pool 555284
7.50%	10/01/17	4,196	4,524
Fannie Mae Pool 606108
7.00%	03/01/31	6,331	6,622
Fannie Mae Pool 613142
7.00%	11/01/31	39,344	45,750
Fannie Mae Pool 625666
7.00%	01/01/32	21,815	24,991
Fannie Mae Pool 633698
7.50%	02/01/31	136,404	165,741
Fannie Mae Pool 637093
8.50%	03/01/32	13,221	14,424
Fannie Mae Pool 646884
1.92%	05/01/32[2]	7,506	7,612
Fannie Mae Pool 655928
7.00%	08/01/32	353,664	409,040
Fannie Mae Pool 725257
5.50%	02/01/34	3,706,896	4,054,931
Fannie Mae Pool 734922
4.50%	09/01/33	5,297,524	5,662,458
Fannie Mae Pool 735207
7.00%	04/01/34	78,582	89,180
Fannie Mae Pool 735224
5.50%	02/01/35	15,787,926	17,280,117
Fannie Mae Pool 735646
4.50%	07/01/20	4,403,686	4,689,321
Fannie Mae Pool 735651
4.50%	06/01/35	15,628,129	16,747,101
Fannie Mae Pool 735686
6.50%	12/01/22	132,663	146,795
Fannie Mae Pool 740297
5.50%	10/01/33	7,543	8,258
Fannie Mae Pool 745592
5.00%	01/01/21	23,735	25,305
Fannie Mae Pool 817611
5.29%	11/01/35[2]	1,628,203	1,753,782
Fannie Mae Pool 839109
5.24%	11/01/35[2]	31,115	33,519

See accompanying notes to Schedule of Portfolio Investments.

77 / Semi-Annual Report September 2013

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 841031
5.23%	11/01/35[2]	$116,137	$125,136
Fannie Mae Pool 844773
5.21%	12/01/35[2]	31,871	34,335
Fannie Mae Pool 888412
7.00%	04/01/37	2,457,244	2,727,343
Fannie Mae Pool 889125
5.00%	12/01/21	14,425,524	15,379,958
Fannie Mae Pool 889184
5.50%	09/01/36	14,041,862	15,369,986
Fannie Mae Pool 895606
5.78%	06/01/36[2]	104,779	113,947
Fannie Mae Pool 908408
5.55%	04/01/37[2]	7,000,609	7,523,800
Fannie Mae Pool 918445
5.96%	05/01/37[2]	139,964	150,114
Fannie Mae Pool 933033
6.50%	10/01/37	3,526,086	3,809,826
Fannie Mae Pool AB1613
4.00%	10/01/40	80,480,410	84,868,100
Fannie Mae Pool AB1803
4.00%	11/01/40	85,463,428	90,446,800
Fannie Mae Pool AB1960
4.00%	12/01/40	49,324,568	51,815,846
Fannie Mae Pool AB2051
3.50%	01/01/26	112,563,316	119,365,573
Fannie Mae Pool AB2127
3.50%	01/01/26	62,303,352	66,009,966
Fannie Mae Pool AB3679
3.50%	10/01/41	28,885,546	29,457,614
Fannie Mae Pool AB3864
3.50%	11/01/41	23,435,827	23,903,629
Fannie Mae Pool AB3866
3.50%	11/01/41	84,879,075	86,545,016
Fannie Mae Pool AB4044
3.50%	12/01/41	36,130,085	36,839,225
Fannie Mae Pool AB4045
3.50%	12/01/41	24,700,157	25,204,772
Fannie Mae Pool AD0791
4.76%	02/01/20	19,162,242	21,629,594
Fannie Mae Pool AD0849
4.25%	02/01/20	29,478,498	32,185,043
Fannie Mae Pool AD0850
4.31%	02/01/20	49,421,177	54,489,783
Fannie Mae Pool AE0482
5.50%	01/01/38	33,398,230	36,558,205
Fannie Mae Pool AE0600
3.98%	11/01/20	41,428,451	44,829,109

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AE0605
4.67%	07/01/20	$33,069,153	$37,073,645
Fannie Mae Pool AE0918
3.66%	10/01/20	6,231,733	6,595,078
Fannie Mae Pool AH3428
3.50%	01/01/26	193,394	205,081
Fannie Mae Pool AH3429
3.50%	01/01/26	57,416,245	60,747,978
Fannie Mae Pool AH3780
4.00%	02/01/41	35,298,743	37,302,919
Fannie Mae Pool AH4793
4.00%	02/01/41	98,144,559	103,101,629
Fannie Mae Pool AH4815
3.50%	02/01/26	210,094	222,790
Fannie Mae Pool AJ0764
4.50%	09/01/41	56,600	60,502
Fannie Mae Pool AJ1404
4.00%	09/01/41	62,519,977	65,782,861
Fannie Mae Pool AL0209
4.50%	05/01/41	55,539,097	60,229,591
Fannie Mae Pool AL0290
4.45%	04/01/21	33,148,802	36,322,280
Fannie Mae Pool AL0600
4.30%	07/01/21	4,741,881	5,155,041
Fannie Mae Pool AL0834
4.06%	10/01/21	39,886,310	42,736,473
Fannie Mae Pool AL0851
6.00%	10/01/40	84,496,895	92,773,145
Fannie Mae Pool AL1410
4.50%	12/01/41	70,487,148	75,513,068
Fannie Mae Pool AL1445
4.34%	11/01/21	81,683,450	89,346,209
Fannie Mae Pool AL2602
2.65%	10/01/22	118,493	119,545
Fannie Mae Pool AL2669
4.48%	09/01/21	36,201,344	39,503,535
Fannie Mae Pool AL3306
2.46%	04/01/23	44,646	42,333
Fannie Mae Pool AU3739
3.50%	08/01/43	80,604,835	82,316,255
Fannie Mae Pool FN0000
3.58%	09/01/20	11,248,532	11,845,969
Fannie Mae Pool FN0001
3.76%	12/01/20	26,122,966	27,914,387
Fannie Mae Pool FN0002
3.31%	12/01/17	1,475,325	1,572,559
Fannie Mae Pool FN0003
4.30%	01/01/21	8,984,227	9,883,983

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 78

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool FN0005
3.38%	11/01/20	$43,447,098	$45,126,897
Fannie Mae Pool FN0007
3.46%	11/01/20	80,000	83,470
Fannie Mae Pool FN0010
3.84%	09/01/20	346,599	370,271
Fannie Mae Pool MA1241
2.50%	11/01/22	133,823	137,953
Fannie Mae Pool MA1275
3.00%	12/01/32	9,820,654	9,856,578
Fannie Mae Pool MA1278
2.50%	12/01/22	88,296,047	91,034,604
Fannie Mae Pool MA1307
3.00%	01/01/33	109,698,594	110,099,871
Fannie Mae Pool MA1490
3.00%	07/01/33	90,320,776	90,504,240
Fannie Mae Pool MA1527
3.00%	07/01/33	211,804,123	212,234,351
Fannie Mae Pool MA1561
3.00%	09/01/33	83,787,695	83,957,889
Fannie Mae Pool MA1584
3.50%	09/01/33	166,409,043	172,330,866
Fannie Mae REMICS, Series 2005-122,
Class SG (IO)
6.42%	11/25/35[2]	314,484	52,736
Fannie Mae REMICS, Series 2006-49,
Class SE
28.26%	04/25/36[2]	9,354,925	15,336,471
Fannie Mae REMICS, Series 2007-17,
Class SI (IO)
6.22%	03/25/37[2]	11,967,690	1,261,928
Fannie Mae REMICS, Series 2010-116,
Class SE (IO)
6.42%	10/25/40[2]	18,658,218	2,896,502
Fannie Mae REMICS, Series 2013-101,
Class BO (PO)
0.00%	10/25/43[11]	37,811,154	27,377,544
Fannie Mae REMICS, Series 2013-101,
Class CO (PO)
0.00%	10/25/43[11]	23,277,692	16,745,506
Fannie Mae REMICS, Series G92-12,
Class B
7.70%	02/25/22	712	783
Fannie Mae Whole Loan, Series 2003-W2,
Class 2A9
5.90%	07/25/42	56,657	63,804
Fannie Mae, Pool MA1608
3.50%	10/01/33	75,151,935	77,826,288
Fannie Mae, Series 1988-28, Class H
9.05%	12/25/18	1,592	1,734

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 1989-27, Class Y
6.90%	06/25/19	$581	$634
Fannie Mae, Series 1991-65, Class Z
6.50%	06/25/21	11,494	12,578
Fannie Mae, Series 1992-123, Class Z
7.50%	07/25/22	2,113	2,512
Fannie Mae, Series 1993-132, Class D (PO)
0.00%	10/25/22[11]	113,050	110,281
Fannie Mae, Series 1993-199, Class SD (IO)
0.88%	10/25/23[2]	192,500	2,447
Fannie Mae, Series 1993-29, Class PK
7.00%	03/25/23	31,247	34,730
Fannie Mae, Series 1994-55, Class H
7.00%	03/25/24	45,717	51,467
Fannie Mae, Series 1997-34, Class SA
5.29%	10/25/23[2]	11,224	13,430
Fannie Mae, Series 1999-11, Class Z
5.50%	03/25/29	128,844	141,940
Fannie Mae, Series 2001-52, Class YZ
6.50%	10/25/31	319,717	360,265
Fannie Mae, Series 2003-106, Class WG
4.50%	11/25/23	32,004,000	34,707,259
Fannie Mae, Series 2005-104, Class NI (IO)
6.52%	03/25/35[2]	58,307,287	8,420,187
Fannie Mae, Series 2005-117, Class LC
5.50%	11/25/35	31,641,432	33,910,601
Fannie Mae, Series 2005-92, Class US (IO)
5.92%	10/25/25[2]	21,306,555	2,866,786
Fannie Mae, Series 2006-18, Class PD
5.50%	08/25/34	949,574	992,255
Fannie Mae, Series 2006-4, Class WE
4.50%	02/25/36	294,313	309,426
Fannie Mae, Series 2006-80, Class PG
6.00%	06/25/35	5,906,474	5,983,971
Fannie Mae, Series 2007-34, Class SB (IO)
5.93%	04/25/37[2]	16,060,947	2,497,360
Fannie Mae, Series 2008-24, Class NA
6.75%	06/25/37	5,083,949	5,516,171
Fannie Mae, Series 2010-17, Class SB (IO)
6.17%	03/25/40[2]	27,127,430	4,262,422
Fannie Mae, Series 2010-43, Class KS (IO)
6.24%	05/25/40[2]	50,632,426	6,746,209
Fannie Mae, Series 2010-99, Class NI (IO)
6.00%	09/25/40	35,227,506	4,531,666
Fannie Mae, Series 2011-101, Class HE
4.00%	10/25/41	10,100,000	9,458,155
Fannie Mae, Series 2011-111, Class DB
4.00%	11/25/41	24,977,334	25,891,130

See accompanying notes to Schedule of Portfolio Investments.

79 / Semi-Annual Report September 2013

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 2012-M12, Class 1A
2.94%	08/25/22[2]	$147,157,006	$145,292,129
Fannie Mae, Series 2012-M15, Class A
2.74%	10/25/22[2]	115,875,298	112,680,865
Fannie Mae, Series G92-36, Class Z
7.00%	07/25/22	394	432
Fannie Mae, Series G93-21, Class Z
7.20%	05/25/23	8,558	9,718
Freddie Mac Gold Pool A14189
4.00%	10/01/33	91,248	95,593
Freddie Mac Gold Pool A24156
6.50%	10/01/31	882,298	1,006,490
Freddie Mac Gold Pool A25162
5.50%	05/01/34	7,873,979	8,583,253
Freddie Mac Gold Pool A39012
5.50%	06/01/35	121,742	132,557
Freddie Mac Gold Pool A54856
5.00%	01/01/34	10,920,015	11,829,593
Freddie Mac Gold Pool A61164
5.00%	04/01/36	44,636	48,231
Freddie Mac Gold Pool A97038
4.00%	02/01/41	30,772,353	32,263,206
Freddie Mac Gold Pool C01492
5.00%	02/01/33	2,492,006	2,697,051
Freddie Mac Gold Pool C46104
6.50%	09/01/29	51,611	58,332
Freddie Mac Gold Pool C55789
7.50%	10/01/27	23,626	27,003
Freddie Mac Gold Pool C90573
6.50%	08/01/22	172,229	192,992
Freddie Mac Gold Pool E02402
6.00%	10/01/22	48,276	52,743
Freddie Mac Gold Pool G00992
7.00%	11/01/28	3,173	3,677
Freddie Mac Gold Pool G01515
5.00%	02/01/33	2,411,332	2,609,959
Freddie Mac Gold Pool G01601
4.00%	09/01/33	416,886	438,888
Freddie Mac Gold Pool G01611
4.00%	09/01/33	119,728	126,032
Freddie Mac Gold Pool G02579
5.00%	12/01/34	3,196,627	3,470,817
Freddie Mac Gold Pool G02884
6.00%	04/01/37	12,475,708	13,696,181
Freddie Mac Gold Pool G02955
5.50%	03/01/37	10,913,364	11,916,738
Freddie Mac Gold Pool G03357
5.50%	08/01/37	3,801,598	4,123,843

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G03676
5.50%	12/01/37	$9,747,270	$10,598,952
Freddie Mac Gold Pool G03783
5.50%	01/01/38	5,579,475	6,055,911
Freddie Mac Gold Pool G03985
6.00%	03/01/38	99,210	108,128
Freddie Mac Gold Pool G04438
5.50%	05/01/38	18,447,293	20,140,619
Freddie Mac Gold Pool G04703
5.50%	08/01/38	20,678,123	22,430,800
Freddie Mac Gold Pool G04706
5.50%	09/01/38	520,304	569,570
Freddie Mac Gold Pool G05866
4.50%	02/01/40	44,579,227	48,081,532
Freddie Mac Gold Pool G06361
4.00%	03/01/41	54,617	57,440
Freddie Mac Gold Pool G06498
4.00%	04/01/41	56,631,866	59,467,885
Freddie Mac Gold Pool G06499
4.00%	03/01/41	26,520,302	27,822,225
Freddie Mac Gold Pool G06620
4.50%	07/01/41	70,127,794	75,193,321
Freddie Mac Gold Pool G11707
6.00%	03/01/20	1,557,967	1,682,801
Freddie Mac Gold Pool G12393
5.50%	10/01/21	11,217,453	12,057,875
Freddie Mac Gold Pool G12399
6.00%	09/01/21	6,178	6,787
Freddie Mac Gold Pool G12824
6.00%	08/01/22	4,917,910	5,445,761
Freddie Mac Gold Pool G12909
6.00%	11/01/22	13,318,837	14,770,884
Freddie Mac Gold Pool G13032
6.00%	09/01/22	2,809,702	3,104,146
Freddie Mac Gold Pool G13058
4.50%	10/01/20	8,630,312	9,138,189
Freddie Mac Gold Pool H00790
5.50%	05/01/37	130,180	139,911
Freddie Mac Gold Pool H03161
6.50%	08/01/37	13,966	15,362
Freddie Mac Gold Pool H05069
5.50%	05/01/37	7,168,888	7,543,574
Freddie Mac Gold Pool H09082
6.50%	09/01/37	29,534	31,955
Freddie Mac Gold Pool J13884
3.50%	12/01/25	121,868,261	128,481,197
Freddie Mac Gold Pool Q05804
4.00%	01/01/42	86,029,918	90,583,685

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 80

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool Q09896
3.50%	08/01/42	$33,221,274	$33,806,606
Freddie Mac Gold Pool Q17324
3.50%	04/01/43	65,322,884	66,389,486
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K010,
Class A2
4.33%	10/25/20	60,000	65,663
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K013,
Class A2
3.97%	01/25/21[2]	22,640,000	24,251,798
Freddie Mac Pool G07408
3.50%	06/01/43	45,428,523	46,258,979
Freddie Mac REMICS, Series 2313,
Class LA
6.50%	05/15/31	39,593	44,616
Freddie Mac REMICS, Series 3019,
Class SW (IO)
7.02%	08/15/35[2]	6,757,408	1,318,362
Freddie Mac REMICS, Series 3300,
Class SA (IO)
7.02%	08/15/35[2]	2,987,600	396,789
Freddie Mac REMICS, Series 3425,
Class SV (IO)
5.87%	08/15/35[2]	8,603,349	1,110,396
Freddie Mac REMICS, Series 3891,
Class HS (IO)
5.77%	07/15/41[2]	25,412,774	3,352,684
Freddie Mac REMICS, Series 4102,
Class TC
2.50%	09/15/41	43,270,369	43,283,528
Freddie Mac Strips, Series 309, Class PO
0.00%	08/15/43[11]	59,659,433	45,940,924
Freddie Mac, Series 1004, Class H
7.95%	10/15/20	376	417
Freddie Mac, Series 1073, Class G
7.00%	05/15/21	1,695	1,893
Freddie Mac, Series 1107, Class ZC
6.50%	07/15/21	7,510	8,272
Freddie Mac, Series 165, Class K
6.50%	09/15/21	206	223
Freddie Mac, Series 1980, Class Z
7.00%	07/15/27	230,388	265,967
Freddie Mac, Series 1983, Class Z
6.50%	12/15/23	114,929	127,821
Freddie Mac, Series 2098, Class TZ
6.00%	01/15/28	961,093	991,324
Freddie Mac, Series 2174, Class PN
6.00%	07/15/29	60,090	66,379

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 2433, Class SA
20.46%	02/15/32[2]	$35,745	$53,182
Freddie Mac, Series 2481, Class AW
6.50%	08/15/32	132,501	147,618
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23	83,840	8,542
Freddie Mac, Series 2929, Class PE
5.00%	05/15/33	212,091	213,452
Freddie Mac, Series 2971, Class AB
5.00%	05/15/20	9,109	9,549
Freddie Mac, Series 3063, Class YG
5.50%	11/15/35	8,794,000	9,843,391
Freddie Mac, Series 3067, Class SI (IO)
6.47%	11/15/35[2]	33,067,223	5,026,643
Freddie Mac, Series 3210, Class PD
6.00%	08/15/35	345,980	359,076
Freddie Mac, Series 3345, Class FP
0.38%	11/15/36[2]	10,294,340	10,300,001
Freddie Mac, Series 3345, Class PF
0.36%	05/15/36[2]	11,103,360	11,107,517
Freddie Mac, Series 3707, Class EI (IO)
5.00%	12/15/38	58,213,579	8,082,123
Freddie Mac, Series 3752, Class XL
4.50%	11/15/40	66,277,000	72,720,914
Freddie Mac, Series 3904, Class JB
4.50%	08/15/41	18,155,000	19,802,376
Freddie Mac, Series 3925, Class LB
4.50%	09/15/41	9,215,000	9,223,357
Freddie Mac, Series 3928, Class JD
4.00%	09/15/41	32,095,702	33,586,551
Freddie Mac, Series 4161, Class BA
2.50%	12/15/41	60,292,244	59,842,180
Freddie Mac, Series K020, Class A2
2.37%	05/25/40	110,305,000	104,183,300
Ginnie Mae I Pool 782817
4.50%	11/15/39	52,865,815	57,328,438
Ginnie Mae II (TBA)
3.00%	10/20/42	172,670,000	170,700,474
3.50%	10/20/42	95,355,000	98,394,450
Ginnie Mae II Pool 2631
7.00%	08/20/28	5,410	6,372
Ginnie Mae II Pool 80968
1.75%	07/20/34[2]	38,136	39,595
Ginnie Mae II Pool 81267
1.62%	03/20/35[2]	70,018	72,932
Ginnie Mae II Pool 8631
2.00%	05/20/25[2]	11,516	11,965
Ginnie Mae II Pool 8644
2.50%	06/20/25[2]	18,747	19,571

See accompanying notes to Schedule of Portfolio Investments.

81 / Semi-Annual Report September 2013

    Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool G281432
1.75%	08/20/35[2]	$71,894	$74,812
Ginnie Mae II Pool G281497
1.62%	10/20/35[2]	64,153	66,735
Ginnie Mae, Series 2000-22, Class SG (IO)
10.62%	05/16/30[2]	477,168	79,079
Ginnie Mae, Series 2003-86, Class ZK
5.00%	10/20/33	24,930,667	26,758,037
Ginnie Mae, Series 2004-93, Class PC
5.00%	04/16/34	280,000	296,379
Ginnie Mae, Series 2005-78, Class ZA
5.00%	10/16/35	23,156,647	25,151,597
Ginnie Mae, Series 2007-35, Class PY (IO)
6.57%	06/16/37[2]	45,771,442	8,027,647
Ginnie Mae, Series 2009-106, Class SD (IO)
6.07%	03/20/36[2]	42,403,643	5,806,924
Ginnie Mae, Series 2009-106, Class XI (IO)
6.62%	05/20/37[2]	111,333,245	18,917,745
Ginnie Mae, Series 2009-124, Class SC (IO)
6.30%	12/20/39[2]	19,033,700	2,652,177
Ginnie Mae, Series 2010-116, Class MP
3.50%	09/16/40	319,118	332,858
Ginnie Mae, Series 2010-4, Class SL (IO)
6.22%	01/16/40[2]	218,925	33,456
Ginnie Mae, Series 2010-4, Class SM (IO)
5.62%	01/16/40[2]	39,804,493	4,701,946
Ginnie Mae, Series 2010-6, Class BS (IO)
6.32%	09/16/39[2]	19,821,832	2,477,987
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41	171,276	39,431
Ginnie Mae, Series 2011-50, Class PS (IO)
5.92%	02/20/41[2]	94,626,453	14,910,328
NCUA Guaranteed Notes, Series 2010-C1,
Class A2
2.90%	10/29/20	773,000	800,667
NCUA Guaranteed Notes, Series 2010-R1,
Class 1A
0.63%	10/07/20[2]	35,565,828	35,794,367
NCUA Guaranteed Notes, Series 2010-R3,
Class 1A
0.74%	12/08/20[2]	47,485,773	48,109,261
NCUA Guaranteed Notes, Series 2010-R3,
Class 2A
0.74%	12/08/20[2]	40,089,467	40,565,730
NCUA Guaranteed Notes, Series 2011-C1,
Class 2A
0.71%	03/09/21[2]	5,402,305	5,438,889

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes, Series 2011-R6,
Class 1A
0.56%	05/07/20[2]	$35,005	$35,071

			8,196,470,653

Total Mortgage-Backed
(Cost $12,745,114,004)			13,369,935,925

MUNICIPAL BONDS — 2.12%*
California — 0.87%
Los Angeles Department of Water & Power,
Build America Bonds
6.57%	07/01/45	36,785,000	45,281,967
Los Angeles Department of Water & Power,
Build America Bonds, Series SY
6.01%	07/01/39	350,000	396,441
State of California, Build America Bonds
5.70%	11/01/21	24,230,000	27,640,857
6.65%	03/01/22	10,220,000	12,224,551
7.30%	10/01/39	21,990,000	27,695,745
7.35%	11/01/39	25,000,000	31,633,250
7.60%	11/01/40	2,525,000	3,328,102
7.95%	03/01/36	7,350,000	8,517,621
State of California, Build America Bonds,
Various Purpose
7.50%	04/01/34	3,885,000	4,934,183
7.55%	04/01/39	7,700,000	10,029,250
State of California, Taxable, Various Purpose
5.50%	03/01/16	8,450,000	9,321,533
6.20%	03/01/19	10,675,000	12,485,373
6.20%	10/01/19	17,995,000	21,186,773

			214,675,646

Illinois — 0.61%
State of Illinois, Build America Bonds
6.20%	07/01/21	30,175,000	32,727,805
7.35%	07/01/35	11,720,000	12,473,596
State of Illinois, Build America Bonds,
Series S
6.63%	02/01/35	11,275,000	11,230,689
State of Illinois, Taxable Bonds
4.07%	01/01/14	1,425,000	1,436,530
4.95%	06/01/23	31,460,000	31,254,252
5.67%	03/01/18	4,215,000	4,601,052
5.88%	03/01/19	16,000,000	17,183,520
State of Illinois, Taxable-Pension
4.35%	06/01/18	6,200,000	6,434,484
5.10%	06/01/33	38,246,000	33,948,297

			151,290,225

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 82

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
New Jersey — 0.09%
New Jersey State Turnpike Authority A, Build
America Bonds, Taxable
7.10%	01/01/41	$10,550,000	$13,342,691
New Jersey State Turnpike Authority, Build
America Bonds
7.41%	01/01/40	7,495,000	9,789,594

			23,132,285

New York — 0.02%
City of New York, Build America Bonds
5.52%	10/01/37	2,525,000	2,695,311
5.82%	10/01/31	220,000	233,026
City of New York, Build America Bonds,
Series F1
6.65%	12/01/31	250,000	279,273
Fiscal Year 2005 Securitization Corp.,
Special Obligation, Series B
4.93%	04/01/20	70,000	77,859
New York City Municipal Water Finance
Authority, Build America Bonds, Series SE
6.49%	06/15/42	400,000	437,848

			3,723,317

Texas — 0.53%
City of Houston Texas, Taxable Pension
Obligation, Series A
6.29%	03/01/32	82,680,000	93,348,200
County of Harris Texas, Prerefunded, Flood
Control Bonds, Series B
5.25%	10/01/13	7,000	7,000
North Texas Tollway Authority, Build America
Bonds
6.72%	01/01/49	50,000	60,236
State of Texas, Build America Bonds
5.52%	04/01/39	33,610,000	37,923,507

			131,338,943

Total Municipal Bonds
(Cost $517,499,470)			524,160,416

U.S. AGENCY SECURITIES — 1.23%
U.S. Agency Securities — 1.23%
Federal Home Loan Bank (STEP)
0.75%	05/26/28	112,670,000	108,142,469
Freddie Mac
0.38%	11/18/13[2]	50,000,000	50,020,817
0.50%	09/14/15	145,420,000	145,378,839

Total U.S. Agency Securities
(Cost $307,934,966)			303,542,125

Issues	Maturity Date	Principal Amount	Value
U.S. TREASURY SECURITIES — 26.15%
U.S. Treasury Bonds — 2.49%
U.S. Treasury Bonds
2.75%	08/15/42	$216,090,000	$179,169,079
3.13%	02/15/42	155,870,000	140,368,261
U.S. Treasury Bonds - Treasury Inflation
Indexed Bonds
2.13%	02/15/41[12]	157,325,000	199,182,384
U.S. Treasury Bonds (Strip Principal)
0.00%	11/15/27[11]	158,200,000	98,812,511

			617,532,235

U.S. Treasury Notes — 23.66%
U.S. Treasury Notes
0.75%	06/30/17	731,010,000	725,213,091
0.75%	12/31/17	386,421,800	379,900,913
1.00%	01/15/14	149,000,000	149,421,968
1.38%	06/30/18	448,630,000	449,803,105
1.38%	07/31/18	263,000,000	263,523,830
1.38%	09/30/18	328,320,000	328,101,996
1.75%	05/15/23	452,855,000	419,686,994
3.50%	02/15/18	289,560,000	318,165,343
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.13%	04/15/16[12]	485,560,000	527,708,463
0.13%	04/15/17[12]	790,100,000	838,447,589
0.13%	04/15/18[12]	411,280,000	428,394,072
0.50%	04/15/15[12]	405,205,000	446,508,492
1.25%	04/15/14[12]	228,925,000	254,899,046
2.00%	07/15/14[12]	260,025,000	330,540,880

			5,860,315,782

Total U.S. Treasury Securities
(Cost $6,631,374,752)			6,477,848,017

Total Bonds – 109.85%
(Cost $26,499,557,043)			27,216,392,402

Issues		Shares	Value
COMMON STOCK — 0.10%
Electric — 0.10%
Dynegy, Inc.[9]		1,255,250	24,251,426

Total Common Stock
(Cost $24,138,454)

Issues		Notional Amount	Value
PURCHASED SWAPTIONS — 0.24%
Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 4.50% annually; Option Expiration Date of 03/13/18. Counterparty: Barclays, Inc.		166,500	1,642,030

See accompanying notes to Schedule of Portfolio Investments.

83 / Semi-Annual Report September 2013

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Notional Amount	Value
PURCHASED SWAPTIONS (continued)

Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 4.50% annually; Option Expiration Date of 03/13/18. Counterparty: Citigroup, Inc.	$1,065,850	$10,511,455

Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 4.50% annually; Option Expiration Date of 03/13/18. Counterparty: Deutsche Bank AG	1,571,350	15,496,716

Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 4.50% annually; Option Expiration Date of 03/13/18. Counterparty: Goldman Sachs Group, Inc.	994,500	9,807,799

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.50% annually; Option Expiration Date of 04/09/18. Counterparty: Barclays, Inc.	654,500	6,518,146

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.50% annually; Option Expiration Date of 04/09/18. Counterparty: Deutsche Bank AG	1,500,000	14,938,455

Total Purchased Swaptions
(Cost $40,976,721)		58,914,601

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 2.29%
Commercial Paper — 1.48%
Macquarie Bank Ltd. (Australia)
0.32%[13]	10/24/13[3,4]	200,000,000	199,972,743
RBS Holdings USA, Inc.
0.36%[13]	01/22/14	168,155,000	168,026,143

			367,998,886

Money Market Funds — 0.46%
Dreyfus Cash Advantage Fund
0.06%[14,15]		113,485,000	113,485,000

Repurchase Agreements — 0.32%
RBS Securities, Inc. (Dated 9/30/13, total to be received $80,000,067, (collateralized by U.S. government sponsored agency obligations, 0.11% to 0.45%, due from 6/23/14 to 8/14/15, par and fair value of $81,565,000 and $81,604,918, respectively))
0.03%	10/01/13	80,000,000	80,000,000

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills — 0.03%
U.S. Treasury Bills
0.04%[13]	12/05/13	[16]	$7,597,000	$7,596,985

Total Short-Term Investments
(Cost $569,005,582)				569,080,871

Issues			Notional Amount	Value
WRITTEN SWAPTIONS — 0.00%

Option to enter into a 10-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 3.50% annually; Option Expiration Date of 10/15/13. Counterparty: Barclays, Inc.			(73,400)	(34)

Option to enter into a 10-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 3.50% annually; Option Expiration Date of 10/15/13. Counterparty: Deutsche Bank AG			(1,041,050)	(479)

Option to enter into a 10-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 3.50% annually; Option Expiration Date of 10/15/13. Counterparty: Goldman Sachs, Inc.			(1,691,650)	(778)

Total Written Swaptions (Cost $(1,907,597))				(1,291)

Total Investments – 112.48%
(Cost $27,131,770,203)[1]				27,868,638,009

Liabilities in Excess of Other
Assets – (12.48)%				(3,092,506,615)

Net Assets – 100.00%				$24,776,131,394

Contracts		Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
4,550	Euro Dollar Ninety Day, Expiration December 2014	$869,915
4,571	U.S. Treasury Five Year Note, Expiration December 2013	(114,354)
2,187	U.S. Treasury Ten Year Note, Expiration December 2013	4,880,498

	Net unrealized appreciation	$5,636,059

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 84

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
4,550	Euro Dollar Ninety Day, Expiration December 2015	$(1,575,711)

	Net unrealized depreciation	$(1,575,711)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)	Appreciation/ (Depreciation)	Value
SWAPS: INTEREST RATE

The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 0.58% quarterly. Counterparty: Citigroup, Inc.

06/09/15	$57	$5,000	$4,928	$4,985

The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.15% semi-annually. Counterparty: Barclays, Inc.

03/15/26	–	105,370	(5,853,535)	(5,853,535)

The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.15% semi-annually. Counterparty: Deutsche Bank AG

03/15/26	–	176,000	(9,777,187)	(9,777,187)

The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 2.81% semi-annually. Counterparty: Barclays, Inc.

04/09/26	–	195,580	(16,748,943)	(16,748,943)

The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 2.80% semi-annually. Counterparty: Goldman Sachs Group, Inc.

04/09/26	–	100,730	(8,636,661)	(8,636,661)

The Fund pays a fixed rate equal to 2.42% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.

11/15/27	–	49,760	5,552,707	5,552,707

The Fund pays a fixed rate equal to 2.48% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.

11/15/27	–	50,120	5,158,895	5,158,895

The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Morgan Stanley

02/17/42	–	45,000	7,449,107	7,449,107

The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Barclays, Inc.

02/17/42	–	45,000	7,449,107	7,449,107

The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.75% quarterly. Counterparty: Barclays, Inc.

02/17/42	–	54,815	8,812,559	8,812,559

The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Citigroup, Inc.

08/15/42	–	53,985	9,152,768	9,152,768

The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.49% semi-annually. Counterparty: Barclays, Inc.

03/15/46	–	47,250	5,027,787	5,027,787

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)	Appreciation/ (Depreciation)	Value
SWAPS: INTEREST RATE (continued)

The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.49% semi-annually. Counterparty: Deutsche Bank AG

03/15/46	$–	$78,900	$8,378,762	$8,378,762

The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.13% semi-annually. Counterparty: Barclays, Inc.

04/09/46	–	87,920	14,960,775	14,960,775

The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.13% semi-annually. Counterparty: Goldman Sachs Group, Inc.

04/09/46	–	45,240	7,698,197	7,698,197

	$57	$1,140,670	$38,629,266	$38,629,323

Expiration Date	Premiums Paid	Notional Amount (000’s)[a]	(Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Goldman Sachs Group, Inc., 6.60%, due 01/15/12. Counterparty: Deutsche Bank AG

09/20/16	$427,576	$9,800	$(483,337)	$(55,761)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Goldman Sachs Group, Inc., 6.60%, due 01/15/12. Counterparty: JPMorgan Chase & Co.

09/20/16	1,064,575	24,400	(1,203,407)	(138,832)

	$1,492,151	$34,200	$(1,686,744)	$(194,593)

Expiration Date	Premiums (Received)	Notional Amount (000’s)[a]	Appreciation	Value[b]
SWAPTION: RATE FLOOR INFLATION

The Fund received a fixed payment equal to $735,540 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.

11/23/20	$(735,540)	$63,960	$658,788	$(76,752)

	$(735,540)	$63,960	$658,788	$(76,752)

[a]	The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[b]	The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying notes to Schedule of Portfolio Investments.

85 / Semi-Annual Report September 2013

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Notes:

[1]	Cost for federal income tax purposes is $27,167,734,384 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$1,117,039,026
Gross unrealized depreciation	(416,135,401)

Net unrealized appreciation	$700,903,625

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2013.
[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2013, was $2,871,308,185, representing 11.59% of total net assets.
[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	%of Total Net Assets
08/07/13	Alinta Energy Finance Pty Ltd., Term Loan B, 1st Lien, 6.38%, 08/07/19	$23,205,170	$23,498,627	0.09%
08/07/13	Alinta Energy Finance Pty Ltd., Term Loan DD, 1st Lien, 0.50%, 08/07/19	1,516,667	1,537,293	0.01%
11/16/12	AMURF, Series 2012, Class B, 11.00%, 12/17/17	14,524,222	14,524,368	0.06%
04/25/13	Ballyrock Ltd., Series 2005-3X, Class D, 2.13%, 07/25/17	7,080,742	7,124,433	0.03%
07/02/13	Drillships Financing Holding, Term Loan B1, 1st Lien, 6.00%, 02/17/21	22,546,909	23,273,125	0.09%
05/15/13	FM Leveraged Capital Fund, Series 2006-2X, Class E, 4.01%, 11/15/20	4,567,226	4,608,721	0.02%
05/15/13	Gulf Stream Compass CLO Ltd., Series 2005-2X, Class D, 2.47%, 01/24/20	485,824	478,490	0.00%
10/10/07	HCA, Inc., Term Loan B4, 2.93%, 05/01/18	20,950,678	20,933,813	0.08%
09/26/12	Intelsat Jackson Holdings, Term Loan B-1, 1st Lien (Luxembourg), 4.25%, 04/02/18	15,681,516	15,740,306	0.06%
04/24/13	Latitude CLO Ltd., Series 2005-1X, Class C, 2.10%, 12/15/17	4,659,373	4,738,551	0.02%
01/08/13	Octagon Investment Partners XI Ltd., Series 2007-1X, Class A1B, 0.52%, 08/25/21	9,473,038	9,724,740	0.04%
01/25/13	Panthera Aviation, Series 2013-1, 10.00%, 01/25/22	19,225,000	19,225,188	0.08%
03/06/13	Panthera Aviation, Series 2013-2, 10.00%, 03/20/24	34,625,000	34,625,342	0.14%
05/16/12	Texas Competitive Electric Holdings Co. LLC, Term Loan EXT, 1st Lien, 4.71%, 10/10/17	41,085,938	39,855,755	0.16%
02/25/13	Topaz Power Holdings LLC, Term Loan, 1st Lien, 5.25%, 02/26/20	18,782,668	18,879,769	0.08%

Date of Purchase	Security	Amortized Cost	Value	%of Total Net Assets
06/27/13	Valeant Pharma- ceuticals, Term Loan, 4.50%,
	05/30/20	$13,299,440	$13,598,290	0.06%

		$251,709,411	$252,366,811	1.02%

[6]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $53,194,219, which is 0.21% of total net assets.
[7]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.
[8]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.73% cash or 9.23% payment-in-kind interest.
[9]	Non-income producing security.
[10]	Security is currently in default with regard to scheduled interest or principal payments.
[11]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2013.
[12]	Inflation protected security. Principal amount reflects original security face amount.
[13]	Represents annualized yield at date of purchase.
[14]	Represents the current yield as of September 30, 2013.
[15]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $90,000.
[16]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $7,596,924.
†	Fair valued security. The aggregate value of fair valued securities is $ 100,875,824, which is 0.41% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.
(IO): Interest only
(LIBOR): London InterBank Offer Rate
(MTN): Medium-term Note
(PIK): Payment in kind
(PO): Principal only
(STEP): Step coupon bond
(TBA): To be announced
(USD): U.S. dollar
(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 86

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 91.20%
ASSET-BACKED SECURITIES — 1.43%**
Alm Loan Funding, Series 2012-7A, Class B (Cayman Islands)
3.42%	10/19/24	[2,3,4]	$3,250,000	$3,252,314
BlueMountain CLO Ltd., Series 2012-2A, Class C (Cayman Islands)
3.01%	11/20/24	[2,3,4]	3,250,000	3,242,525
CIFC Funding Ltd., Series 2012-2A, Class A3L (Cayman Islands)
3.26%	12/05/24	[2,3,4]	3,250,000	3,203,775
Dryden XXV Senior Loan Fund, Series 2012-25A, Class C (Cayman Islands)
3.27%	01/15/25	[2,3,4]	2,420,000	2,422,836
Galaxy CLO Ltd., Series 2012-14A, Class C1 (Cayman Islands)
3.36%	11/15/24	[2,3,4]	1,850,000	1,850,733
Halcyon Loan Advisors Funding Ltd., Series 2012-2A, Class C (Cayman Islands)
3.10%	12/20/24	[2,3,4]	3,250,000	3,109,256
LCM LP, Series 12A, Class C (Cayman Islands)
3.52%	10/19/22	[2,3,4]	2,300,000	2,294,910
LCM LP, Series 12A, Class D (Cayman Islands)
4.77%	10/19/22	[2,3,4]	2,300,000	2,264,361
Oak Hill Credit Partners, Series 2012-7A, Class C1 (Cayman Islands)
3.51%	11/20/23	[2,3,4]	2,800,000	2,818,875
Race Point CLO Ltd., Series 2012-7A, Class C (Cayman Islands)
3.27%	11/08/24	[2,3,4]	3,250,000	3,212,937
Slater Mill Loan Fund LP, Series 2012-1A, Class C (Cayman Islands)
4.06%	08/17/22	[2,3,4]	1,750,000	1,758,839
Sound Point CLO Ltd., Series 2012-1A, Class C (Cayman Islands)
3.57%	10/20/23	[2,3,4]	2,300,000	2,289,848

Total Asset-Backed Securities
(Cost $31,222,885)				31,721,209

BANK LOANS — 10.83%*
Automotive — 0.46%
Navistar, Inc., Term Loan B, 1st Lien
5.75%	08/17/17	[3,5]	10,000,000	10,143,750

Communications — 0.29%
Cricket Communications, Inc.
4.75%	03/08/20	[3,5]	1,995,000	1,997,494
Level 3 Financing, Inc., Term Loan B, 1st Lien
4.00%	01/15/20	[3,5]	2,000,000	2,000,630
Univision Communications, Inc.
4.50%	03/01/20	[3]	2,520,185	2,515,460

				6,513,584

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Consumer Discretionary — 0.42%
Hilton Worldwide Finance LLC, Term Loan B2, 1st Lien
0.00%	09/23/20	[3,5]	$6,500,000	$6,498,895
Sun Products Corp., Term Loan B, 1st Lien
5.50%	03/18/20	[3,5]	2,985,000	2,914,106

				9,413,001

Electric — 3.13%
Boston Generating LLC, Term Loan, 1st Lien[6]
0.00%	12/20/13	3,5,7,8,†	254,344	–
Dynegy, Inc., Term Loan B2, 1st Lien
4.00%	04/23/20	[3,5]	2,455,385	2,453,850
Entegra Holdings LLC, Term Loan B, 3rd Lien (PIK)
6.25%	10/19/15	[3,9]	29,752,199	17,590,988
La Frontera Generation LLC, Term Loan B, 1st Lien
4.50%	09/30/20	[3,5]	7,727,201	7,761,973
Texas Competitive Electric Holdings Co. LLC, Term Loan EXT, 1st Lien
4.71%	10/10/17	[3,5]	42,522,569	28,708,687
Topaz Power Holdings LLC, Term Loan, 1st Lien
5.25%	02/26/20	[3,5]	12,902,500	12,934,756

				69,450,254

Energy — 4.17%
Alinta Energy Finance Pty Ltd.,
Term Loan B, 1st Lien
6.38%	08/07/19	[3,5]	6,100,877	5,874,657
Alinta Energy Finance Pty Ltd.,
Term Loan DD, 1st Lien
0.50%	08/07/19	[3,5]	399,123	384,323
Drillships Financing Holding, Term Loan B1,
1st Lien
6.00%	02/17/21	[3,5]	10,500,000	10,624,687
El Dorado, Secured Term Loan, 1st Lien
11.00%	04/03/17	[3,7]	3,567,284	3,567,284
Equipower Resources Holdings, Term Loan,
1st Lien
4.25%	12/21/19	[3,5]	3,491,250	3,505,215
Harvey Gulf International Marine,
Term Loan B, 1st Lien
5.50%	06/14/20	[3,5]	6,250,000	6,265,625
MACH Gen LLC, Term Loan, 2nd Lien (PIK)
7.77%	02/15/15	[3,5,9]	36,808,882	23,435,111
Moxie Liberty (Panda), Term Loan, 1st Lien
7.50%	08/21/20	[3,5]	8,250,000	8,373,750
Panda Temple Power II LLC
7.25%	03/28/19	[3,5]	2,000,000	2,036,250
Peabody Energy Corp., Term Loan, First Lien
4.25%	09/20/20	[3,5]	4,500,000	4,459,680

See accompanying notes to Schedule of Portfolio Investments.

87 / Semi-Annual Report September 2013

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Energy (continued)
Power Buyer LLC, Delayed Draw Term Loan,
1st Lien
5.50%	05/06/20	[3,5]	$55,556	$54,861
Power Buyer LLC, Term Loan, 1st Lien
4.25%	05/06/20	[3,5]	443,333	437,792
Power Buyer LLC, Term Loan, 2nd Lien
8.25%	11/06/20	[3,5]	5,400,000	5,413,500
Sabine Oil & Gas NFR Energy, Term Loan,
2nd Lien
8.75%	12/31/18	[3,5]	9,500,000	9,565,360
TPF II LC LLC, Term Loan, 1st Lien
6.50%	07/25/19	[3,5]	3,990,000	4,019,925
Walter Energy, Inc., Term Loan B, 1st Lien
6.75%	04/01/18	[3,5]	4,750,000	4,576,103

				92,594,123

Finance — 0.16%
Centaur Acquisition LLC, Term Loan, 1st Lien
5.25%	02/20/19	[3,5]	2,487,500	2,503,047
Centaur Acquisition LLC, Term Loan, 2nd Lien
8.75%	02/20/20	[3,5]	1,000,000	1,010,000

				3,513,047

Industrials — 0.83%
Schaeffler AG, Term Loan C2, 1st Lien
4.25%	01/27/17	[3,5]	11,400,000	11,461,788
Synagro Infrastructure, Term Loan, 1st Lien
6.25%	07/25/19	[3,5]	7,000,000	6,919,080

				18,380,868

Materials — 1.01%
Fortescue Metals Group Ltd., Term Loan
5.25%	10/18/17	[3,5]	22,250,126	22,355,369

Transportation — 0.36%
American Airlines, Inc.
4.75%	06/27/19	[3,5]	7,980,000	7,945,087

Total Bank Loans
(Cost $256,673,305)				240,309,083

CORPORATES — 78.63%*
Automotive — 1.25%
General Motors Co.
3.50%	10/02/18	[4]	3,250,000	3,266,250
4.88%	10/02/23	[4]	3,000,000	2,992,500
Goodyear Tire & Rubber Co.
8.25%	08/15/20		19,110,000	21,450,975

				27,709,725

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking — 0.85%
Ally Financial, Inc.
4.75%	09/10/18		$2,400,000	$2,400,000
6.25%	12/01/17		2,000,000	2,140,000
Ally Financial, Inc. (WI)
7.50%	09/15/20		12,700,000	14,319,250

				18,859,250

Communications — 15.15%
Cablevision Systems Corp.
5.88%	09/15/22		290,000	285,650
CCO Holdings LLC/CCO Holdings
Capital Corp.
5.75%	09/01/23	[4]	2,000,000	1,905,000
6.50%	04/30/21		3,000,000	3,060,000
7.00%	01/15/19		565,000	598,900
7.38%	06/01/20		350,000	379,750
CCO Holdings LLC/CCO Holdings
Capital Corp. (WI)
8.12%	04/30/20		26,362,000	28,800,485
CenturyLink, Inc.
5.80%	03/15/22		14,810,000	14,008,121
CenturyLink, Inc., Series V
5.62%	04/01/20		1,000,000	979,694
Clear Channel Worldwide Holdings, Inc.
6.50%	11/15/22		30,608,000	31,449,720
6.50%	11/15/22		2,000,000	2,035,000
CSC Holdings LLC
6.75%	11/15/21		8,750,000	9,406,250
DISH DBS Corp.
5.88%	07/15/22		5,250,000	5,177,813
DISH DBS Corp. (WI)
6.75%	06/01/21		12,500,000	13,203,125
GCI, Inc. (WI)
8.62%	11/15/19		14,350,000	15,103,375
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[2,4]	5,000,000	4,700,000
7.25%	10/15/20	[2]	9,645,000	10,368,375
7.50%	04/01/21	[2]	18,375,000	19,845,000
8.50%	11/01/19	[2]	6,820,000	7,416,750
Level 3 Financing, Inc.
7.00%	06/01/20		6,033,000	6,123,495
Level 3 Financing, Inc. (WI)
8.12%	07/01/19		6,665,000	7,181,537
9.38%	04/01/19		7,973,000	8,830,097
Lynx I Corp.
5.38%	04/15/21	[4]	2,460,000	2,410,800
MetroPCS Wireless, Inc.
6.25%	04/01/21	[4]	7,375,000	7,430,313
6.62%	04/01/23	[4]	7,400,000	7,437,000

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 88

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Qwest Corp.
7.25%	09/15/25		$5,055,000	$5,535,213
Sinclair Television Group, Inc.
5.38%	04/01/21		10,000,000	9,550,000
6.12%	10/01/22		7,640,000	7,640,000
Softbank Corp. (Japan)
4.50%	04/15/20	[2,4]	17,685,000	16,889,175
Sprint Corp.
7.88%	09/15/23	[4]	12,000,000	12,270,000
Sprint Nextel Corp.
9.00%	11/15/18	[4]	17,324,000	20,312,390
9.25%	04/15/22		13,820,000	16,031,200
T-Mobile USA, Inc.
5.25%	09/01/18	[4]	2,500,000	2,550,000
Townsquare Radio LLC/Townsquare
Radio, Inc.
9.00%	04/01/19	[4]	6,475,000	6,912,063
Univision Communications, Inc.
6.88%	05/15/19	[4]	2,935,000	3,147,787
Visant Corp.
10.00%	10/01/17		8,475,000	7,924,125
Windstream Corp.
7.75%	10/15/20		12,830,000	13,311,125
7.75%	10/01/21	[4]	4,350,000	4,513,125
Windstream Corp. (WI)
7.50%	04/01/23		1,475,000	1,463,937

				336,186,390

Consumer Discretionary — 2.22%
Amsurg Corp.
5.62%	11/30/20		2,660,000	2,673,300
Hilton Worldwide Finance LLC/Hilton
Worldwide Finance Corp.
5.62%	10/15/21	[4]	4,870,000	4,918,700
LKQ Corp.
4.75%	05/15/23	[4]	3,350,000	3,115,500
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC
6.88%	02/15/21		4,950,000	5,321,250
7.12%	04/15/19		10,590,000	11,304,825
7.88%	08/15/19		7,620,000	8,420,100
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC (WI)
5.75%	10/15/20		11,300,000	11,356,500
Tempur-Pedic International, Inc.
6.88%	12/15/20		2,025,000	2,151,563

				49,261,738

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric — 8.33%
AES Corp.
4.88%	05/15/23		$6,620,000	$6,222,800
AES Red Oak LLC, Series A
8.54%	11/30/19		1,865,781	1,977,728
Amerenenergy Generating Co.
6.30%	04/01/20		1,720,000	1,328,700
Amerenenergy Generating Co., Series F
7.95%	06/01/32		3,550,000	2,724,625
Amerenenergy Generating Co., Series H
7.00%	04/15/18		3,665,000	3,087,763
Astoria Depositor Corp.
7.90%	05/01/21	[4]	305,308	296,149
Calpine Corp.
7.50%	02/15/21	[4]	5,100,000	5,444,250
Coso Geothermal Power Holdings
7.00%	07/15/26	[4]	4,364,545	2,465,968
DPL, Inc.
7.25%	10/15/21		23,048,000	23,681,820
Dynegy Escrow Holdings
0.00%	06/01/15	7,†	8,350,000	62,625
0.00%	01/01/50	7,†	23,846,000	476,920
Dynegy, Inc.
5.88%	06/01/23	[4]	10,570,000	9,777,250
Edison Mission Energy[6]
7.00%	05/15/17	[8]	15,060,000	10,052,550
7.20%	05/15/19	[8]	5,890,000	3,931,575
7.62%	05/15/27	[8]	14,845,000	9,909,037
7.75%	06/15/16	[8]	2,540,000	1,682,750
Electricite de France SA (France)
5.25%	07/29/49	[2,3,4]	6,000,000	5,662,500
Energy Transfer Partners LP
3.28%	11/01/66	[3,4]	39,897,000	36,056,914
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19	[4]	2,272,772	1,897,765
GenOn Americas Generation LLC
8.50%	10/01/21		13,699,000	14,589,435
9.12%	05/01/31		13,085,000	13,804,675
Homer City Generation LP (PIK)
8.14%	10/01/19	[10]	4,000,000	4,140,000
8.73%	10/01/26	[11]	7,292,869	7,548,119
Indiantown Cogeneration LP, Series A-10
9.77%	12/15/20		1,006,074	1,102,909
Mirant Mid Atlantic Pass-Through Trust,
Series B
9.12%	06/30/17		3,341,583	3,558,786
Mirant Mid Atlantic Pass-Through Trust,
Series C
10.06%	12/30/28		12,358,925	13,409,433

				184,893,046

See accompanying notes to Schedule of Portfolio Investments.

89 / Semi-Annual Report September 2013

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy — 23.45%
Access Midstream Partners LP/ACMP
Finance Corp.
5.88%	04/15/21		$4,145,000	$4,279,713
Approach Resources, Inc.
7.00%	06/15/21		7,000,000	7,035,000
Arch Coal, Inc.
7.00%	06/15/19		14,900,000	11,771,000
7.25%	10/01/20		1,250,000	953,125
Arch Coal, Inc. (WI)
8.75%	08/01/16		890,000	894,450
Chaparral Energy, Inc.
8.25%	09/01/21		26,868,000	28,480,080
9.88%	10/01/20		6,738,000	7,613,940
Chesapeake Energy Corp.
2.25%	12/15/38		11,215,000	10,289,763
2.50%	05/15/37		19,690,000	19,443,875
5.75%	03/15/23		2,425,000	2,443,187
Cimarex Energy Co.
5.88%	05/01/22		4,995,000	5,069,925
Concho Resources, Inc.
5.50%	04/01/23		16,615,000	16,490,388
Continental Resources, Inc.
5.00%	09/15/22		6,605,000	6,658,666
El Paso LLC, Series G (MTN)
7.75%	01/15/32		5,897,000	6,057,906
7.80%	08/01/31		8,739,000	8,931,634
8.05%	10/15/30		7,658,000	7,931,773
Energy XXI Gulf Coast, Inc.
7.50%	12/15/21	[4]	7,180,000	7,180,000
EP Energy LLC/EP Energy Finance, Inc.
9.38%	05/01/20		2,045,000	2,300,625
Linn Energy LLC/Linn Energy
Finance Corp.
6.50%	11/01/19	[4]	2,400,000	2,274,000
8.62%	04/15/20		22,045,000	23,037,025
MEG Energy Corp. (Canada)
7.00%	03/31/24	[2,4]	7,300,000	7,363,875
Natural Resource Partners LP
9.12%	10/01/18	[4]	8,500,000	8,606,250
Newfield Exploration Co.
5.62%	07/01/24		12,810,000	12,473,738
5.75%	01/30/22		1,000,000	1,002,500
6.88%	02/01/20		4,875,000	5,143,125
Offshore Drilling Holding SA (Luxembourg)
8.38%	09/20/20	[2,4]	11,250,000	11,432,813
Pacific Drilling SA (Luxembourg)
5.38%	06/01/20	[2,4]	11,000,000	10,752,500
Pacific Drilling V Ltd. (Luxembourg)
7.25%	12/01/17	[2,4]	22,440,000	24,235,200

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Parker Drilling Co.
9.12%	04/01/18		$8,474,000	$9,109,550
Peabody Energy Corp.
4.75%	12/15/41		29,295,000	23,655,713
Penn Virginia Corp.
8.50%	05/01/20		12,220,000	12,464,400
Plains Exploration & Production Co.
6.12%	06/15/19		8,900,000	9,539,687
6.75%	02/01/22		2,000,000	2,147,067
6.88%	02/15/23		17,950,000	19,341,125
QEP Resources, Inc.
5.25%	05/01/23		15,125,000	14,179,688
6.88%	03/01/21		8,000,000	8,540,000
Quicksilver Resources, Inc.
7.00%	06/21/19	[3,4]	10,295,000	9,934,675
11.00%	07/01/21	[4]	3,275,000	3,127,625
RKI Exploration & Production LLC/RKI
Finance Corp.
8.50%	08/01/21	[4]	9,395,000	9,477,206
Rosetta Resources, Inc.
5.62%	05/01/21		5,385,000	5,142,675
Sabine Pass Liquefaction LLC
5.62%	02/01/21	[4]	11,400,000	11,214,750
5.62%	04/15/23	[4]	4,765,000	4,592,269
Sabine Pass LNG LP
7.50%	11/30/16		19,540,000	21,567,275
Sanchez Energy Corp.
7.75%	06/15/21	[4]	6,725,000	6,573,687
SandRidge Energy, Inc.
8.12%	10/15/22		13,065,000	13,326,300
8.75%	01/15/20		1,935,000	2,060,775
SM Energy Co.
5.00%	01/15/24	[4]	4,780,000	4,421,500
6.50%	11/15/21		8,055,000	8,417,475
6.50%	01/01/23		8,376,000	8,585,400
Summit Midstream Holdings LLC/Summit
Midstream Finance Corp.
7.50%	07/01/21	[4]	10,340,000	10,701,900
Targa Resources Partners LP/Targa
Resources Partners Finance Corp.
4.25%	11/15/23	[4]	3,595,000	3,280,437
Vanguard Natural Resources LLC/VNR
Finance Corp.
7.88%	04/01/20		7,040,000	7,180,800
Walter Energy, Inc.
8.50%	04/15/21	[4]	11,385,000	9,563,400
9.50%	10/15/19	[4]	4,300,000	4,466,625
9.88%	12/15/20	[4]	14,150,000	12,416,625
Whiting Petroleum Corp.
5.00%	03/15/19		3,850,000	3,869,250

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 90

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
5.75%	03/15/21		$1,425,000	$1,453,500

				520,497,455

Entertainment — 0.19%
Carmike Cinemas, Inc.
7.38%	05/15/19		3,900,000	4,221,750

Finance — 7.73%
Alta Wind Holdings LLC
7.00%	06/30/35	[4]	2,327,020	2,480,408
Astoria Depositor Corp.
8.14%	05/01/21	[4]	27,758,000	27,480,420
Chase Capital II, Series B
0.76%	02/01/27	[3]	8,790,000	7,207,800
Chase Capital VI
0.89%	08/01/28	[3]	4,000,000	3,340,000
CIT Group, Inc.
4.25%	08/15/17		4,850,000	4,965,187
5.50%	02/15/19	[4]	15,015,000	15,840,825
6.62%	04/01/18	[4]	26,246,000	29,001,830
Citigroup, Inc.
0.81%	08/25/36	[3]	9,460,000	7,762,847
Denali Borrower LLC/Denali Finance Corp.
5.62%	10/15/20	[4]	4,465,000	4,364,537
General Electric Capital Corp. (MTN)
0.74%	08/15/36	[3]	10,480,000	8,442,877
GMAC LLC
8.00%	11/01/31		1,125,000	1,257,187
International Lease Finance Corp.
7.12%	09/01/18	[4]	20,020,000	22,459,938
JPMorgan Chase Capital XIII, Series M
1.20%	09/30/34	[3]	10,917,000	8,853,405
JPMorgan Chase Capital XXI, Series U
1.22%	02/02/37	[3]	7,750,000	5,831,875
JPMorgan Chase Capital XXIII
1.26%	05/15/47	[3]	2,320,000	1,736,669
Nielsen Co., Luxembourg SARL
(Luxembourg)
5.50%	10/01/21	[2,4]	5,020,000	5,057,650
ZFS Finance USA Trust I
6.50%	05/09/37	[3,4]	10,154,000	10,712,470
ZFS Finance USA Trust II
6.45%	12/15/65	[3,4]	4,450,000	4,772,625

				171,568,550

Food — 0.48%
Post Holdings, Inc.
7.38%	02/15/22		9,990,000	10,551,937

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care — 5.94%
Accellent, Inc.
8.38%	02/01/17		$19,528,000	$20,431,170
Alere, Inc.
7.25%	07/01/18		6,000,000	6,510,000
CHS/Community Health Systems, Inc.
5.12%	08/15/18		6,115,000	6,237,300
7.12%	07/15/20		3,500,000	3,543,750
8.00%	11/15/19		15,685,000	16,547,675
DaVita, Inc.
5.75%	08/15/22		7,735,000	7,686,656
HCA, Inc.
7.25%	09/15/20		26,269,000	28,633,210
7.50%	12/15/23		3,965,000	4,074,037
Tenet Healthcare Corp.
4.50%	04/01/21		11,090,000	10,452,325
Valeant Pharmaceuticals International
6.75%	08/15/21	[4]	14,391,000	15,038,595
6.88%	12/01/18	[4]	500,000	531,250
7.00%	10/01/20	[4]	1,500,000	1,603,125
7.25%	07/15/22	[4]	2,900,000	3,110,250
VPII Escrow Corp. (Canada)
7.50%	07/15/21	[2,4]	6,885,000	7,470,225

				131,869,568

Industrials — 5.03%
ARD Finance SA (PIK) (Luxembourg)
11.12%	06/01/18	[2,4,12]	12,973,044	13,913,590
Ardagh Packaging Finance PLC (Ireland)
9.12%	10/15/20	[2,4]	17,045,000	18,110,313
Ball Corp.
4.00%	11/15/23		4,340,000	3,938,550
Bombardier, Inc. (Canada)
6.12%	01/15/23	[2,4]	4,700,000	4,723,500
BWAY Holding Co.
10.00%	06/15/18		6,015,000	6,586,425
Cequel Communications Escrow 1
LLC/Cequel Communications Escrow
Capital Corp.
6.38%	09/15/20	[4]	11,140,000	11,307,100
Flexi-Van Leasing, Inc.
7.88%	08/15/18	[4]	3,750,000	3,900,000
Howard Hughes Corp.
6.88%	10/01/21	[4]	5,000,000	5,011,500
MasTec, Inc.
4.88%	03/15/23		6,690,000	6,322,050
Maxim Crane Works LP
12.25%	04/15/15	[4]	22,275,000	23,166,000
NESCO LLC/NESCO Holdings Corp.
11.75%	04/15/17	[4]	10,484,000	11,742,080

See accompanying notes to Schedule of Portfolio Investments.

91 / Semi-Annual Report September 2013

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
Plastipak Holdings, Inc.
6.50%	10/01/21	[4]	$2,860,000	$2,918,987

				111,640,095

Information Technology — 2.25%
Activision Blizzard, Inc.
5.62%	09/15/21	[4]	2,125,000	2,132,969
Audatex North America, Inc.
6.00%	06/15/21	[4]	5,600,000	5,740,000
First Data Corp.
7.38%	06/15/19	[4]	20,840,000	22,038,300
8.88%	08/15/20	[4]	4,370,000	4,839,775
Freescale Semiconductor, Inc.
5.00%	05/15/21	[4]	7,200,000	6,876,000
NXP BV/NXP Funding LLC (Netherlands)
3.75%	06/01/18	[2,4]	6,000,000	5,865,000
5.75%	03/15/23	[2,4]	2,450,000	2,468,375

				49,960,419

Insurance — 0.59%
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[3,4]	12,850,000	13,090,938

Materials — 1.58%
ArcelorMittal (Luxembourg)
6.00%	03/01/21	[2]	3,000,000	3,101,705
6.75%	02/25/22	[2]	5,435,000	5,720,337
10.35%	06/01/19	[2]	18,825,000	23,248,875
Nova Chemicals Corp. (Canada)
5.25%	08/01/23	[2,4]	3,040,000	3,081,817

				35,152,734

Real Estate Investment Trust (REIT) — 1.00%
DuPont Fabros Technology LP
5.88%	09/15/21	[4]	4,500,000	4,511,250
Geo Group, Inc.
5.88%	01/15/22	[4]	7,320,000	7,265,100
Realogy Corp.
7.62%	01/15/20	[4]	9,260,000	10,394,350

				22,170,700

Services — 0.49%
Ceridian Corp.
8.88%	07/15/19	[4]	9,545,000	10,952,887

Transportation — 2.10%
American Airlines Pass-Through Trust,
Series 2013-1, Class B
5.62%	01/15/21	[4]	7,282,000	7,027,130

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23	[4]	$8,790,000	$8,844,937
Continental Airlines Pass-Through Trust,
Series 2007, Class 1B
6.90%	04/19/22		4,651,732	4,761,978
Continental Airlines Pass-Through Trust,
Series 2009, Class 1
9.00%	07/08/16		1,364,780	1,569,497
Delta Air Lines Pass-Through Trust,
Series 2002, Class G1
6.72%	01/02/23		13,699,792	14,967,023
Delta Air Lines Pass-Through Trust,
Series 2009, Class B1
9.75%	12/17/16		1,236,566	1,342,455
JetBlue Airways Pass-Through Trust,
Series 2004, Class G1
0.64%	08/15/16	[3]	1,342,182	1,286,817
US Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		2,177,209	2,302,398
US Airways Pass-Through Trust,
Series 2012, Class 2B
6.75%	06/03/21		1,100,000	1,130,250
US Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		3,194,235	3,351,950

				46,584,435

Total Corporates
(Cost $1,739,053,799)				1,745,171,617

MORTGAGE-BACKED — 0.02%**
Non-Agency Mortgage-Backed — 0.02%
BHN I Mortgage Fund, Series 2000-1,
Class AF (Argentina)
8.00%	01/31/20	2,4,7,†	2,890	29
Countrywide Asset-Backed Certificates,
Series 2007-13, Class 2A1
1.08%	10/25/47	[3]	500,104	423,308

				423,337

U.S. Agency Mortgage-Backed — 0.00%
Fannie Mae, Series 1993-225, Class SG
26.77%	12/25/13	[3]	1,182	1,217

Total Mortgage-Backed
(Cost $355,555)				424,554

U.S. TREASURY SECURITIES — 0.29%**
U.S. Treasury Notes — 0.29%
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
1.25%	04/15/14	[13]	1,130,000	1,258,211

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 92

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes (continued)
2.00%	07/15/14	[13]	$4,085,000	$5,192,806

Total U.S. Treasury Securities
(Cost $6,481,514)				6,451,017

Total Bonds – 91.20%
(Cost $2,033,787,058)				2,024,077,480

Issues	Shares	Value
COMMON STOCK — 0.66%
Electric — 0.66%
Dynegy, Inc.[6]	755,707	14,600,252

Total Common Stock
(Cost $14,505,785)

Issues	Shares	Value
PREFERRED STOCK — 0.33%
Finance — 0.33%
Citigroup Capital XIII
0.05%	267,702	7,353,774

Total Preferred Stock
(Cost $7,281,863)

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 6.74%
Money Market Funds — 1.99%
Dreyfus Cash Advantage Fund
0.06%[14]		22,058,000	22,058,000
DWS Money Market Series
Institutional Funds
0.05%[14]		22,058,000	22,058,000

			44,116,000

Repurchase Agreements — 2.25%
Deutsche Bank AG (Dated 9/30/13, total to be received $50,000,139, (collateralized by U.S. government sponsored agency obligations, 0.78% to 4.75%, due from 12/16/16 to 5/24/18, par and fair value of $48,888,000 and $51,001,834, respectively))
0.10%	10/01/13	50,000,000	50,000,000

U.S. Agency Discount Notes — 2.49%
Fannie Mae
0.08%[15]	01/03/14	44,730,000	44,728,837
Federal Home Loan Bank
0.07%[15]	11/13/13	10,605,000	10,604,748

			55,333,585

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills — 0.01%
U.S. Treasury Bills
0.01%[15]	12/05/13	[16]	$183,000	$183,000

Total Short-Term Investments
(Cost $149,623,831)				149,632,585

Total Investments – 98.93%
(Cost $2,205,198,537)[1]				2,195,664,091

Cash and Other Assets, Less
Liabilities – 1.07%				23,683,818

Net Assets – 100.00%				$2,219,347,909

Notes:

[1]	Cost for federal income tax purposes is $2,205,700,421 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$44,393,351
Gross unrealized depreciation	(54,429,681)

Net unrealized depreciation	$(10,036,330)

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]	Floating rate security. The rate disclosed was in effect at September 30, 2013.
[4]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2013, was $719,554,020, representing 32.42% of total net assets.
[5]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
08/07/13	Alinta Energy Finance Pty Ltd., Term Loan B, 1st Lien, 6.38%, 08/07/19	$5,801,306	$5,874,657	0.26%
08/07/13	Alinta Energy Finance Pty Ltd., Term Loan DD, 1st Lien, 0.50%, 08/07/19	379,167	384,323	0.02%
07/31/13	American Airlines, Inc.,
	4.75%, 06/27/19	7,941,103	7,945,087	0.36%
12/08/09	Boston Generating LLC, Term Loan, 1st Lien, 0.00%, 12/20/13	214,955	–	0.00%
02/15/13	Centaur Acquisition LLC, Term Loan, 1st Lien, 5.25%, 02/20/19	2,476,015	2,503,047	0.11%
02/15/13	Centaur Acquisition LLC, Term Loan, 2nd Lien, 8.75%, 02/20/20	990,738	1,010,000	0.05%
03/01/13	Cricket Communications, Inc., 4.75%, 03/08/20	1,981,053	1,997,494	0.09%
07/02/13	Drillships Financing Holding, Term Loan B1, 1st Lien, 6.00%, 02/17/21	10,293,165	10,624,687	0.48%

See accompanying notes to Schedule of Portfolio Investments.

93 / Semi-Annual Report September 2013

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
04/23/13	Dynegy, Inc., Term Loan
	B2, 1st Lien, 4.00%,
	04/23/20	$2,458,305	$2,453,850	0.11%
05/21/13	Equipower Resources
	Holdings, Term Loan, 1st
	Lien, 4.25%, 12/21/19	3,482,662	3,505,215	0.16%
10/12/12	Fortescue Metals Group
	Ltd., Term Loan, 5.25%,
	10/18/17	22,174,050	22,355,369	1.01%
06/14/13	Harvey Gulf International
	Marine, Term Loan B, 1st
	Lien, 5.50%, 06/14/20	6,160,051	6,265,625	0.28%
09/23/13	Hilton Worldwide Finance
	LLC, Term Loan B2, 1st
	Lien, 0.00%, 09/23/20	6,467,500	6,498,895	0.29%
05/09/13	La Frontera Generation
	LLC, Term Loan B, 1st
	Lien, 4.50%, 09/30/20	7,653,904	7,761,973	0.35%
08/14/13	Level 3 Financing, Inc.,
	Term Loan B, 1st Lien,
	4.00%, 01/15/20	1,995,000	2,000,630	0.09%
08/05/10	MACH Gen LLC, Term
	Loan, 2nd Lien (PIK),
	7.77%, 02/15/15	33,818,233	23,435,111	1.06%
08/20/13	Moxie Liberty (Panda),
	Term Loan, 1st Lien,
	7.50%, 08/21/20	8,168,427	8,373,750	0.38%
03/28/13	Navistar, Inc., Term Loan
	B, 1st Lien, 5.75%,
	08/17/17	10,000,017	10,143,750	0.46%
04/03/13	Panda Temple Power II
	LLC, 7.25%, 03/28/19	1,981,505	2,036,250	0.09%
09/20/13	Peabody Energy Corp.,
	Term Loan, First Lien,
	4.25%, 09/20/20	4,455,107	4,459,680	0.20%
05/06/13	Power Buyer LLC,
	Delayed Draw Term Loan,
	1st Lien, 5.50%, 05/06/20	55,278	54,861	0.00%
05/06/13	Power Buyer LLC, Term
	Loan, 1st Lien, 4.25%,
	05/06/20	441,255	437,792	0.02%
05/06/13	Power Buyer LLC, Term
	Loan, 2nd Lien, 8.25%,
	11/06/20	5,402,440	5,413,500	0.24%
01/16/13	Sabine Oil & Gas NFR
	Energy, Term Loan, 2nd
	Lien, 8.75%, 12/31/18	9,415,977	9,565,360	0.43%
02/24/12	Schaeffler AG, Term Loan
	C2, 1st Lien, 4.25%,
	01/27/17	11,443,043	11,461,788	0.52%
03/20/13	Sun Products Corp., Term
	Loan B, 1st Lien, 5.50%,
	03/18/20	2,957,391	2,914,106	0.13%
08/19/13	Synagro Infrastructure,
	Term Loan, 1st Lien,
	6.25%, 07/25/19	6,861,939	6,919,080	0.31%
02/27/10	Texas Competitive Electric
	Holdings Co. LLC,
	Term Loan EXT, 1st Lien,
	4.71%, 10/10/17	29,096,589	28,708,687	1.29%

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
02/25/13	Topaz Power Holdings
	LLC, Term Loan,
	1st Lien, 5.25%, 02/26/20	$12,782,187	$12,934,756	0.58%
08/16/13	TPF II LC LLC, Term
	Loan, 1st Lien, 6.50%,
	07/25/19	3,891,506	4,019,925	0.18%
07/16/13	Walter Energy, Inc., Term
	Loan B, 1st Lien, 6.75%,
	04/01/18	4,750,018	4,576,103	0.21%

		$225,989,886	$216,635,351	9.76%

[6]	Non-income producing security.
[7]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $4,106,858, which is 0.19% of total net assets.
[8]	Security is currently in default with regard to scheduled interest or principal payments.
[9]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer.
[10]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.
[11]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.73% cash or 9.23% payment-in-kind interest.
[12]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 11.12% cash or payment-in-kind interest.
[13]	Inflation protected security. Principal amount reflects original security face amount.
[14]	Represents the current yield as of September 30, 2013.
[15]	Represents annualized yield at date of purchase.
[16]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $182,998.
†	Fair valued security. The aggregate value of fair valued securities is $539,574, which is 0.02% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(MTN): Medium-term note

(PIK): Payment in kind

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 94

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 76.03%
ASSET-BACKED SECURITIES — 11.78%**
Access Group, Inc., Series 2001, Class 2A1
0.62%	05/25/29	[2]	$3,701,025	$3,331,563
Aircastle Aircraft Lease Backed Trust,
Series 2007-1A, Class G1
0.49%	06/14/37	[2,3]	111,633	100,871
ARES CLO Ltd., Series 2007-12A, Class A
(Cayman Islands)
0.89%	11/25/20	[2,3,4]	977,646	972,137
ARES CLO Ltd., Series 2013-1A, Class E
(Cayman Islands)
5.29%	04/15/25	[2,3,4]	920,000	819,863
Avalon IV Capital Ltd., Series 2012-1A,
Class C (Cayman Islands)
3.87%	04/17/23	[2,3,4]	15,000	15,076
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class D
5.50%	11/20/15	†	10,000	9,653
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class E1
6.25%	04/20/16	†	10,000	9,004
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class E2
7.00%	03/20/17	†	15,000	12,755
Ballyrock Ltd., Series 2005-3X, Class D
2.13%	07/25/17	[5]	1,258,492	1,234,902
Bayview Commercial Asset Trust,
Series 2006-4A, Class A1
0.41%	12/25/36	[2,3]	2,605,017	2,118,822
Bayview Commercial Asset Trust,
Series 2007-1, Class A1
0.40%	03/25/37	[2,3]	2,403,565	1,921,201
Bayview Commercial Asset Trust,
Series 2007-3, Class A1
0.42%	07/25/37	[2,3]	2,354,295	1,916,971
Beacon Container Finance LLC,
Series 2012-1A, Class A
3.72%	09/20/27	[3]	112,817	114,440
Brazos Higher Education Authority, Inc.,
Series 2005-3, Class A16
0.45%	06/25/26	[2]	150,000	143,732
Brazos Higher Education Authority, Inc.,
Series 2006-2, Class A9
0.26%	12/26/24	[2]	35,195	33,869
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
1.06%	02/25/30	[2]	200,000	201,667
CAL Funding II Ltd., Series 2012-1A,
Class A (Bermuda)
3.47%	10/25/27	[3,4]	317,917	316,866
CIFC Funding Ltd., Series 2012-2A,
Class A1L (Cayman Islands)
1.66%	12/05/24	[2,3,4]	200,000	200,386

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Columbus Nova CLO Ltd., Series 2007-2A,
Class D
4.77%	10/15/21	[2,3]	$1,170,000	$1,170,410
Cronos Containers Program Ltd.,
Series 2012-1A, Class A (Bermuda)
4.21%	05/18/27	[3,4]	43,333	43,980
Cronos Containers Program Ltd.,
Series 2012-2A, Class A (Bermuda)
3.81%	09/18/27	[3,4]	90,000	91,508
Dryden Senior Loan Fund, Series 2013-26A,
Class C (Cayman Islands)
2.77%	07/15/25	[2,3,4]	900,000	854,602
Dryden XXII Senior Loan Fund, Series
2013-30A, Class C (Cayman Islands)
3.11%	11/15/25	2,3,4,†	1,130,000	1,100,285
Educational Funding of the South, Inc.,
Series 2012-1, Class A
1.23%	03/25/36	[2]	220,106	220,297
Educational Services of America, Inc.,
Series 2012-2, Class A
0.91%	04/25/39	[2,3]	533,746	535,827
GCO Education Loan Funding Trust,
Series 2006-2AR, Class A1RN
1.48%	08/27/46	2,3,†	3,750,000	3,543,801
GCO Education Loan Funding Trust,
Series 2007-1A, Class A5L
0.33%	05/25/23	[2,3]	430,753	424,680
GE Business Loan Trust, Series 2004-1,
Class B
0.88%	05/15/32	[2,3]	55,973	51,544
GE Business Loan Trust, Series 2004-2A,
Class A
0.40%	12/15/32	[2,3]	1,209,945	1,141,021
GE Business Loan Trust, Series 2005-1A,
Class A3
0.43%	06/15/33	[2,3]	2,135,258	1,999,155
GE Seaco Finance SRL, Series 2005-1A,
Class A (Barbados)
0.43%	11/17/20	[2,3,4]	43,333	42,921
Goal Capital Funding Trust, Series 2006-1,
Class A3
0.38%	11/25/26	[2]	495,633	489,084
Goal Capital Funding Trust, Series 2006-1,
Class B
0.71%	08/25/42	[2]	863,254	770,734
Halcyon Loan Advisors Funding Ltd.,
Series 2012-2A, Class C (Cayman Islands)
3.10%	12/20/24	[2,3,4]	400,000	382,678
Hewett’s Island CLO V Ltd., Series 2006-5A,
Class D (Cayman Islands)
1.71%	12/05/18	[2,3,4]	600,000	572,196
Jasper CLO Ltd., Series 2005-1A, Class A
(Cayman Islands)
0.54%	08/01/17	[2,3,4]	298,314	297,368

See accompanying notes to Schedule of Portfolio Investments.

95 / Semi-Annual Report September 2013

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
LCM LP, Series 14A, Class D
(Cayman Islands)
3.78%	07/15/25	[2,3,4]	$1,150,000	$1,090,561
LCM VI Ltd., Series 6A, Class A
(Cayman Islands)
0.49%	05/28/19	[2,3,4]	525,000	510,606
MSIM Peconic Bay, Ltd., Series 2007-1A,
Class C (Cayman Islands)
2.27%	07/20/19	[2,3,4]	1,280,000	1,279,034
National Collegiate Student Loan Trust,
Series 2007-1, Class A3
0.42%	07/25/30	[2]	750,000	606,787
National Collegiate Student Loan Trust,
Series 2007-4, Class A2A3
3.68%	12/26/25	[2]	100,000	99,938
Nelnet Education Loan Funding, Inc.,
Series 2004-1A, Class B1
0.87%	02/25/36	[2,3]	150,000	109,500
Nelnet Education Loan Funding, Inc.,
Series 2004-1A, Class B2
0.60%	02/25/36	[2,3]	825,000	602,250
Nelnet Student Loan Trust, Series 2012-5A,
Class A
0.78%	10/27/36	[2,3]	299,186	297,836
Northstar Education Finance, Inc.
1.03%	01/29/46	[2]	135,000	134,752
Oak Hill Credit Partners, Series 2007-5X,
Class C
5.27%	04/16/21	[3]	1,000,000	1,000,586
Oak Hill Credit Partners, Series 2012-7A,
Class A (Cayman Islands)
1.68%	11/20/23	[2,3,4]	200,000	200,530
Panthera Equipment Finance Axis,
Series 2013-1
8.00%	02/25/22	†	642,875	642,882
Race Point CLO Ltd., Series 2012-7A,
Class A (Cayman Islands)
1.69%	11/08/24	[2,3,4]	250,000	250,596
Red River CLO Ltd., Series 1A, Class A
(Cayman Islands)
0.54%	07/27/18	[2,3,4]	302,525	296,657
Scholar Funding Trust, Series 2011-A,
Class A
1.16%	10/28/43	[2,3]	282,167	281,076
Scholar Funding Trust, Series 2012-B,
Class A2
1.28%	03/28/46	[2,3]	150,000	149,712
SLC Student Loan Trust, Series 2004-1,
Class B
0.55%	08/15/31	[2]	1,126,741	998,109
SLC Student Loan Trust, Series 2005-2,
Class B
0.53%	03/15/40	[2]	884,751	769,871

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLC Student Loan Trust, Series 2006-1,
Class B
0.46%	03/15/39	[2]	$1,384,720	$1,194,447
SLC Student Loan Trust, Series 2006-2,
Class A5
0.35%	09/15/26	[2]	175,000	171,009
SLC Student Loan Trust, Series 2006-2,
Class B
0.48%	12/15/39	[2]	1,203,499	1,038,623
SLM Student Loan Trust, Series 2003-11,
Class A6
0.54%	12/15/25	[2,3]	250,000	247,527
SLM Student Loan Trust, Series 2004-2,
Class B
0.74%	07/25/39	[2]	1,127,806	1,015,926
SLM Student Loan Trust, Series 2004-B,
Class A4
0.68%	09/15/33		1,500,000	1,192,755
SLM Student Loan Trust, Series 2005-4,
Class B
0.45%	07/25/40	[2]	1,136,700	984,749
SLM Student Loan Trust, Series 2005-9,
Class B
0.57%	01/25/41	[2]	1,373,120	1,194,879
SLM Student Loan Trust, Series 2006-2,
Class A6
0.44%	01/25/41	[2]	1,800,000	1,567,981
SLM Student Loan Trust, Series 2006-8,
Class A6
0.43%	01/25/41	[2]	1,800,000	1,568,009
SLM Student Loan Trust, Series 2006-9,
Class A5
0.37%	01/26/26	[2]	200,000	194,899
SLM Student Loan Trust, Series 2006-B,
Class A5
0.52%	12/15/39	[2]	2,595,000	2,153,759
SLM Student Loan Trust, Series 2007-3,
Class A4
0.33%	01/25/22	[2]	215,000	204,249
SLM Student Loan Trust, Series 2008-4,
Class A4
1.92%	07/25/22	[2]	2,200,000	2,300,001
SLM Student Loan Trust, Series 2011-1,
Class A2
1.33%	10/25/34	[2]	2,680,000	2,749,728
SLM Student Loan Trust, Series 2011-2,
Class A2
1.38%	10/25/34	[2]	1,535,000	1,588,436
SLM Student Loan Trust, Series 2012-7,
Class A3
0.83%	05/26/26	[2]	200,000	198,253
Sound Point CLO Ltd., Series 2012-1A,
Class C (Cayman Islands)
3.57%	10/20/23	[2,3,4]	75,000	74,669

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 96

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/463,†	$925,000	$1,090,395
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/363,†	720,000	859,418
Student Loan Consolidation Center Student
Loan Trust I, Series 2002-2, Class B2
1.04%	07/01/42[2,3]	100,000	76,308
Symphony CLO Ltd., Series 2012-9A,
Class C (Cayman Islands)
3.52%	04/16/22[2,3,4]	20,000	20,074
Symphony CLO Ltd., Series 2013-12A,
Class C (Cayman Islands)
3.00%	10/15/252,3,4,†	950,000	926,444
TAL Advantage LLC, Series 2006-1,
Class NOTE
0.37%	04/20/21[2,3]	36,167	35,663
TAL Advantage LLC, Series 2010-2A,
Class A
4.30%	10/20/25[3]	42,500	42,654
Textainer Marine Containers Ltd.,
Series 2005-1A, Class A (Bermuda)
0.43%	05/15/20[2,3,4]	70,833	70,084
Textainer Marine Containers Ltd.,
Series 2011-1A, Class A (Bermuda)
4.70%	06/15/26[3,4]	38,750	38,798
Triton Container Finance LLC,
Series 2006-1A, Class NOTE
0.35%	11/26/21[2,3]	15,833	15,541
Triton Container Finance LLC,
Series 2007-1A, Class NOTE
0.32%	02/26/19[2,3]	60,562	60,031
U-Haul S Fleet LLC, Series 2007-BT1,
Class BT
5.56%	02/25/20[3]	50,507	50,974

Total Asset-Backed Securities
(Cost $59,654,053)			59,453,435

BANK LOANS — 0.46%*
Automotive — 0.10%
Navistar, Inc., Term Loan B, 1st Lien
5.75%	08/17/17[2,5]	500,000	507,187

Electric — 0.12%
Dynegy, Inc., Term Loan B2, 1st Lien
4.00%	04/23/20[2,5]	613,846	613,462

Energy — 0.19%
Alinta Energy Finance Pty Ltd.,
Term Loan B, 1st Lien
6.38%	08/07/19[2,5]	938,596	903,795

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Energy (continued)
Alinta Energy Finance Pty Ltd.,
Term Loan DD, 1st Lien
0.50%	08/07/19[2,5]	$61,404	$59,127

			962,922

Services — 0.05%
AABS Ltd., Series 2013-1, Class A (STEP)
4.72%	01/15/382,†	220,417	221,258

Total Bank Loans
(Cost $2,288,057)			2,304,829

CORPORATES — 22.28%*
Automotive — 1.02%
Daimler Finance North America LLC
0.87%	01/09/15[2,3]	500,000	500,479
Ford Motor Co.
6.50%	08/01/18	1,000,000	1,160,000
General Motors Co.
4.88%	10/02/23[3]	2,000,000	1,995,000
Tenedora Nemak SA de CV (Mexico)
5.50%	02/28/23[3,4]	500,000	473,750
Titan International, Inc.
6.88%	10/01/20[3]	1,000,000	1,012,500

			5,141,729

Banking — 2.06%
Abbey National Treasury Services PLC
(United Kingdom)
3.05%	08/23/18[4]	425,000	432,259
Abbey National Treasury Services
PLC/London (United Kingdom)
3.88%	11/10/14[3,4]	125,000	129,015
Akbank TAS (Turkey)
5.00%	10/24/22[3,4]	1,500,000	1,387,500
Bank of America Corp.
6.00%	09/01/17	75,000	85,007
Bank of America N.A. (BKNT)
0.53%	06/15/16[2]	122,000	119,408
5.30%	03/15/17	275,000	303,319
6.10%	06/15/17	1,100,000	1,243,961
BBVA Bancomer SA/Texas (Mexico)
6.75%	09/30/22[3,4]	500,000	518,750
CorpGroup Banking SA (Chile)
6.75%	03/15/23[3,4]	1,500,000	1,282,500
HBOS PLC, Series G (MTN)
(United Kingdom)
6.75%	05/21/18[3,4]	1,425,000	1,572,591
National Australia Bank Ltd. (Australia)
1.60%	08/07/15[4]	250,000	253,869

See accompanying notes to Schedule of Portfolio Investments.

97 / Semi-Annual Report September 2013

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Royal Bank of Scotland PLC
(United Kingdom)
2.55%	09/18/15[4]	$350,000	$357,388
6.10%	06/10/23[4]	700,000	707,987
6.12%	12/15/22[4]	100,000	101,153
Sberbank of Russia via SB Capital SA
(Luxembourg)
5.25%	05/23/23[3,4]	500,000	458,850
VTB Bank OJSC via VTB Capital SA
(Luxembourg)
6.95%	10/17/22[3,4]	500,000	500,625
Yapi ve Kredi Bankasi AS (Turkey)
5.50%	12/06/22[3,4]	1,100,000	955,625

			10,409,807

Communications — 0.96%
Cablevision Systems Corp.
5.88%	09/15/22	60,000	59,100
CCO Holdings LLC/CCO Holdings
Capital Corp.
7.38%	06/01/20	560,000	607,600
CCO Holdings LLC/CCO Holdings
Capital Corp. (WI)
8.12%	04/30/20	65,000	71,013
CenturyLink, Inc.
5.80%	03/15/22	70,000	66,210
Intelsat Jackson Holdings SA (Luxembourg)
7.25%	10/15/20[4]	380,000	408,500
8.50%	11/01/19[4]	480,000	522,000
Myriad International Holdings BV
(Netherlands)
6.00%	07/18/20[3,4]	500,000	536,250
Qwest Corp.
7.25%	09/15/25	300,000	328,499
Sprint Nextel Corp.
9.25%	04/15/22	810,000	939,600
VimpelCom Holdings BV (Netherlands)
5.95%	02/13/23[3,4]	500,000	476,250
Windstream Corp. (WI)
8.12%	09/01/18	785,000	847,800

			4,862,822

Consumer Discretionary — 0.21%
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC
7.88%	08/15/19	500,000	552,500
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC (WI)
5.75%	10/15/20	150,000	150,750

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
Virgolino de Oliveira Finance Ltd.
(Luxembourg)
10.50%	01/28/18[3,4]	$500,000	$382,500

			1,085,750

Electric — 2.54%
Calpine Corp.
7.50%	02/15/21[3]	350,000	373,625
DPL, Inc.
6.50%	10/15/16	545,000	587,237
Duquesne Light Holdings, Inc.
6.40%	09/15/20[3]	171,000	197,452
Electricite de France SA (France)
5.25%	07/29/49[2,3,4]	975,000	920,156
Florida Gas Transmission Co. LLC
7.90%	05/15/19[3]	375,000	466,975
GenOn Americas Generation LLC
8.50%	10/01/21	150,000	159,750
9.12%	05/01/31	1,300,000	1,371,500
Homer City Generation LP (PIK)
8.14%	10/01/19[6]	1,300,000	1,345,500
Hrvatska Elektroprivreda (Croatia)
6.00%	11/09/17[3,4]	500,000	515,000
Instituto Costarricense de Electricidad
(Costa Rica)
6.95%	11/10/21[3,4]	1,520,000	1,569,400
Ipalco Enterprises, Inc.
7.25%	04/01/16[3]	1,500,000	1,657,500
Mexico Generadora de Energia S de RL
(Mexico)
5.50%	12/06/32[3,4]	1,500,000	1,353,750
Mirant Mid Atlantic Pass-Through Trust,
Series B
9.12%	06/30/17	668,263	711,700
Mirant Mid Atlantic Pass-Through Trust,
Series C
10.06%	12/30/28	97,429	105,711
Oncor Electric Delivery Co. LLC
6.80%	09/01/18	1,000,000	1,196,710
PNM Resources, Inc.
9.25%	05/15/15	200,000	225,250
Public Service Co. of New Mexico
5.35%	10/01/21	50,000	54,640

			12,811,856

Energy — 3.01%
Arch Coal, Inc.
7.00%	06/15/19	25,000	19,750
Chaparral Energy, Inc.
8.25%	09/01/21	116,000	122,960

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 98

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Energy (continued)
CNOOC Finance 2013 Ltd. (China)
1.12%	05/09/16[4]	$1,000,000	$994,857
EDC Finance Ltd.
4.88%	04/17/20[3]	500,000	480,000
Florida Gas Transmission Co. LLC
3.88%	07/15/22[3]	160,000	160,441
4.00%	07/15/15[3]	500,000	527,632
GeoPark Latin America Ltd., Agencia En Chile
(Bermuda)
7.50%	02/11/20[3,4]	600,000	606,750
Newfield Exploration Co.
5.62%	07/01/24	165,000	160,669
6.88%	02/01/20	125,000	131,875
Pacific Drilling SA (Luxembourg)
5.38%	06/01/20[3,4]	1,400,000	1,368,500
Pacific Drilling V Ltd. (Luxembourg)
7.25%	12/01/17[3,4]	725,000	783,000
Pacific Rubiales Energy Corp., Series REGS
(Canada)
7.25%	12/12/21[2]	500,000	531,250
Peabody Energy Corp.
4.75%	12/15/41	900,000	726,750
Petrobras Global Finance BV (Netherlands)
2.41%	01/15/19[2,4]	1,200,000	1,182,172
4.38%	05/20/23[4]	1,000,000	916,244
Petroleos de Venezuela SA, Series REGS
(Venezuela)
8.50%	11/02/17[4]	1,100,000	999,350
Petroleos Mexicanos (Mexico)
1.70%	12/20/22[4]	142,500	140,567
Plains Exploration & Production Co.
6.88%	02/15/23	900,000	969,750
QGOG Constellation SA (Luxembourg)
6.25%	11/09/19[3,4]	500,000	478,750
Sabine Pass LNG LP
7.50%	11/30/16	1,550,000	1,710,813
SandRidge Energy, Inc.
8.12%	10/15/22	550,000	561,000
SM Energy Co.
6.50%	01/01/23	165,000	169,125
Southern Natural Gas Co. LLC
8.00%	03/01/32	100,000	130,918
Tennessee Gas Pipeline Co. LLC
8.00%	02/01/16	225,000	258,759
Walter Energy, Inc.
9.50%	10/15/19[3]	1,000,000	1,038,750

			15,170,632

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Finance — 4.11%
Astoria Depositor Corp.
8.14%	05/01/21[3]	$440,000	$435,600
CIT Group, Inc.
6.62%	04/01/18[3]	1,000,000	1,105,000
Citigroup, Inc.
0.81%	08/25/36[2]	1,050,000	861,627
1.23%	07/25/16[2]	1,000,000	1,009,269
4.59%	12/15/15	125,000	133,767
6.12%	05/15/18	100,000	115,783
Ford Motor Credit Co. LLC
3.88%	01/15/15	400,000	413,843
General Electric Capital Corp. (MTN)
0.74%	08/15/36[2]	2,085,000	1,679,714
4.65%	10/17/21	70,000	74,953
Goldman Sachs Group, Inc.
2.90%	07/19/18	1,000,000	1,010,425
5.95%	01/18/18	75,000	84,862
Grupo Aval Ltd. (Cayman Islands)
4.75%	09/26/22[3,4]	600,000	540,000
Hyundai Capital America
1.88%	08/09/16[3]	1,250,000	1,256,090
Industrial Senior Trust (Cayman Islands)
5.50%	11/01/22[3,4]	600,000	550,500
International Lease Finance Corp.
6.50%	09/01/14[3]	175,000	181,125
6.75%	09/01/16[3]	400,000	441,500
JPMorgan Chase Capital XIII, Series M
1.20%	09/30/34[2]	225,000	182,469
JPMorgan Chase Capital XXI, Series U
1.22%	02/02/37[2]	4,910,000	3,694,775
JPMorgan Chase Capital XXIII
1.26%	05/15/47[2]	2,750,000	2,058,551
KKR Group Finance Co. LLC
6.38%	09/29/20[3]	400,000	455,014
Macquarie Bank Ltd. (Australia)
5.00%	02/22/17[3,4]	170,000	184,409
6.62%	04/07/21[3,4]	1,074,000	1,172,727
Raymond James Financial, Inc.
8.60%	08/15/19	530,000	670,121
Reckson Operating Partnership LP
5.00%	08/15/18	145,000	155,478
Schahin II Finance Co. SPV Ltd. (Cayman
Islands)
5.88%	09/25/22[3,4]	479,000	458,642
ZFS Finance USA Trust II
6.45%	12/15/65[2,3]	1,700,000	1,823,250

			20,749,494

See accompanying notes to Schedule of Portfolio Investments.

99 / Semi-Annual Report September 2013

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Food — 0.18%
Pesquera Exalmar SAA (Peru)
7.38%	01/31/20[3,4]	$500,000	$467,500
Tonon Bioenergia SA (Brazil)
9.25%	01/24/20[3,4]	500,000	443,250

			910,750

Health Care — 1.48%
CHS/Community Health Systems, Inc.
5.12%	08/15/18	225,000	229,500
8.00%	11/15/19	175,000	184,625
DaVita, Inc.
5.75%	08/15/22	120,000	119,250
HCA, Inc.
7.25%	09/15/20	775,000	844,750
Hospira, Inc.
5.20%	08/12/20	1,000,000	1,022,950
North Shore Long Island
Jewish Health Care, Inc.
6.15%	11/01/43	2,250,000	2,351,250
Providence Health & Services
Obligated Group
1.10%	10/01/17[2]	1,800,000	1,801,403
Tenet Healthcare Corp.
4.50%	04/01/21	1,000,000	942,500

			7,496,228

Industrials — 0.90%
Cemex Espana Luxembourg (Spain)
9.88%	04/30/19[3,4]	600,000	673,500
Flexi-Van Leasing, Inc.
7.88%	08/15/18[3]	1,000,000	1,040,000
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15[3,4]	200,000	203,442
4.88%	07/15/21[3,4]	700,000	737,926
Maxim Crane Works LP
12.25%	04/15/15[3]	350,000	364,000
Odebrecht Offshore Drilling Finance Ltd.
(Cayman Islands)
6.75%	10/01/22[3,4]	500,000	513,750
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.90%	03/22/23[3,4]	325,000	310,501
Sydney Airport Finance Co., Pty Ltd.
(Australia)
5.12%	02/22/21[3,4]	660,000	694,832

			4,537,951

Information Technology — 0.18%
First Data Corp.
7.38%	06/15/19[3]	850,000	898,875

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Insurance — 0.27%
Farmers Exchange Capital
7.20%	07/15/48[3]	$150,000	$172,780
Farmers Insurance Exchange
6.00%	08/01/14[3]	200,000	206,506
8.62%	05/01/24[3]	40,000	52,174
Metropolitan Life Global Funding I
1.50%	01/10/18[3]	500,000	491,171
1.70%	06/29/15[3]	175,000	177,441
Nationwide Mutual Insurance Co.
5.81%	12/15/24[2,3]	250,000	254,687

			1,354,759

Materials — 0.77%
ArcelorMittal (Luxembourg)
6.75%	02/25/22[4]	240,000	252,600
Barrick Gold Corp. (WI)(Canada)
4.10%	05/01/23[4]	900,000	795,282
Cia. Minera Milpo SAA (Peru)
4.62%	03/28/23[3,4]	500,000	451,250
Samarco Mineracao SA (Brazil)
4.12%	11/01/22[3,4]	1,000,000	872,500
Southern Copper Corp.
5.25%	11/08/42	750,000	613,789
Vale Overseas Ltd. (Cayman Islands)
6.88%	11/21/36[4]	125,000	127,399
Vedanta Resources PLC (United Kingdom)
8.25%	06/07/21[3,4]	500,000	510,625
Xstrata Finance Canada Ltd. (Canada)
4.95%	11/15/21[3,4]	271,000	271,484

			3,894,929

Real Estate Investment Trust (REIT) — 3.25%
AvalonBay Communities, Inc.
3.62%	10/01/20	1,500,000	1,540,380
Boston Properties LP
5.62%	11/15/20	1,750,000	1,970,407
5.88%	10/15/19	200,000	230,626
Country Garden Holdings Co. Ltd.
(Cayman Islands)
7.25%	04/04/213,†	500,000	495,000
Duke Realty LP
5.40%	08/15/14	160,000	165,973
Essex Portfolio LP
3.62%	08/15/22	250,000	238,865
Evergrande Real Estate Group Ltd., Series
REGS (Cayman Islands)
13.00%	01/27/15[4]	1,000,000	1,078,775

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 100

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
HCP, Inc.
2.62%	02/01/20		$1,290,000	$1,225,532
3.75%	02/01/19		210,000	218,258
5.62%	05/01/17		100,000	111,856
6.00%	01/30/17		1,000,000	1,125,457
Healthcare Realty Trust, Inc.
5.75%	01/15/21		250,000	272,245
6.50%	01/17/17		875,000	982,607
Highwoods Realty LP
7.50%	04/15/18		800,000	942,040
Liberty Property LP (MTN)
7.50%	01/15/18		900,000	1,066,201
Mack-Cali Realty LP
2.50%	12/15/17		1,000,000	990,748
Post Apartment Homes LP
3.38%	12/01/22		100,000	93,542
4.75%	10/15/17		270,000	292,255
SL Green Realty Corp./SL Green Operating
Partnership
7.75%	03/15/20		1,375,000	1,630,997
WEA Finance LLC
4.62%	05/10/21	[3]	750,000	792,415
WEA Finance LLC/WCI Finance LLC
5.70%	10/01/16	[3]	125,000	139,931
WEA Finance LLC/WT Finance Aust Pty Ltd.
5.75%	09/02/15	[3]	150,000	163,233
6.75%	09/02/19	[3]	550,000	654,773

				16,422,116

Transportation — 1.34%
American Airlines Pass-Through Trust,
Series 2011-1, Class A
5.25%	01/31/21		64,226	67,116
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23	[3]	1,900,000	1,911,875
Autopistas Metropolitanas de Puerto
Rico LLC
6.75%	06/30/35	[3]	750,000	747,851
Continental Airlines Pass-Through Trust,
Series 1997, Class 4A
6.90%	01/02/18		114,447	121,815
Continental Airlines Pass-Through Trust,
Series 1999-1, Class A
6.54%	08/02/20		1,791,392	1,952,057
Continental Airlines Pass-Through Trust,
Series 2012-1, Class B
6.25%	04/11/20		75,000	77,484
Delta Air Lines Pass-Through Trust,
Series 2002, Class G1
6.72%	01/02/23		1,260,514	1,377,111

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
JetBlue Airways Pass-Through Trust,
Series 2004, Class G2
0.71%	11/15/16	[2]	$250,000	$226,094
JetBlue Airways Pass-Through Trust,
Series 2004-1, Class G-2
0.67%	03/15/14	[2]	130,000	127,705
US Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		124,775	130,936

				6,740,044

Total Corporates
(Cost $113,931,258)				112,487,742

FOREIGN GOVERNMENT OBLIGATIONS — 0.61%
Foreign Government Obligations — 0.61%
Brazil Minas SPE via State of Minas Gerais
(Brazil)
5.33%	02/15/28	[3,4]	500,000	485,375
Hungary Government International Bond
(Hungary)
4.12%	02/19/18	[4]	750,000	746,250
Kommunalbanken AS (Norway)
0.23%	08/28/14	[2,3,4]	710,000	709,756
Mexican Bonos (Mexico)
5.00%	06/15/17	[4]	8,600,000	669,255
Slovenia Government International Bond
(Slovenia)
5.50%	10/26/22	[3,4]	500,000	469,400

Total Foreign Government Obligations
(Cost $3,147,353)				3,080,036

MORTGAGE-BACKED — 37.41%**
Commercial Mortgage-Backed — 7.76%
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2004-6, Class A3
4.51%	12/10/42		105,559	105,949
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-6, Class A4
5.36%	09/10/47	[2]	105,000	112,389
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2006-5, Class A2
5.32%	09/10/47		492,787	496,030
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2007-3, Class A2
5.86%	06/10/49	[2]	53,925	53,944
Bayview Commercial Asset Trust,
Series 2004-2, Class A
0.61%	08/25/34	[2,3]	1,319,310	1,218,790

See accompanying notes to Schedule of Portfolio Investments.

101 / Semi-Annual Report September 2013

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Bayview Commercial Asset Trust,
Series 2005-3A, Class A1
0.50%	11/25/35[2,3]	$348,076	$296,821
Bayview Commercial Asset Trust,
Series 2006-1A, Class A1
0.45%	04/25/36[2,3]	2,069,939	1,652,848
Bayview Commercial Asset Trust,
Series 2006-3A, Class A1
0.43%	10/25/36[2,3]	3,446,170	2,588,230
Bayview Commercial Asset Trust,
Series 2008-4, Class A3
2.93%	07/25/38[2,3]	1,200,000	1,081,139
Bear Stearns Commercial Mortgage
Securities Trust, Series 2004-PWR4,
Class A3
5.47%	06/11/41[2]	993,858	1,014,683
Bear Stearns Commercial Mortgage
Securities Trust, Series 2004-PWRC,
Class A4
4.72%	02/11/41	57,574	58,054
Bear Stearns Commercial Mortgage
Securities Trust, Series 2006-PW14,
Class A3
5.21%	12/11/38	684,100	689,669
Bear Stearns Commercial Mortgage
Securities Trust, Series 2006-PWR11,
Class A2
5.56%	03/11/39[2]	219,451	219,236
Bear Stearns Commercial Mortgage
Securities Trust, Series 2006-T22,
Class A4
5.76%	04/12/38[2]	120,000	130,711
Bear Stearns Commercial Mortgage
Securities Trust, Series 2007-PW17,
Class A3
5.74%	06/11/50	941,065	972,245
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2007-CD4,
Class A2B
5.20%	12/11/49	26,146	26,171
Commercial Mortgage Trust,
Series 2006-C8, Class AAB
5.29%	12/10/46	659,160	669,159
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2004-C3, Class A5
5.11%	07/15/36[2]	1,380,000	1,403,100
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-C5, Class A4
5.10%	08/15/38[2]	65,000	68,813
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-C6, Class A4
5.23%	12/15/40[2]	70,026	74,314
DBUBS Mortgage Trust, Series 2011-LC3A,
Class A2
3.64%	08/10/44	470,000	496,535

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GE Business Loan Trust, Series 2003-1,
Class B
1.48%	04/15/31[2,3]	$33,976	$29,932
GE Business Loan Trust, Series 2003-2A,
Class A
0.55%	11/15/31[2,3]	1,491,377	1,434,042
GE Business Loan Trust, Series 2004-2A,
Class C
1.03%	12/15/32[2,3]	70,206	58,271
GE Business Loan Trust, Series 2006-2A,
Class A
0.36%	11/15/34[2,3]	3,159,879	2,876,465
Greenwich Capital Commercial Funding
Corp., Series 2006-GG7, Class A4
6.06%	07/10/38[2]	1,269,769	1,397,338
GS Mortgage Securities Corp. II,
Series 2011-GC5, Class A4
3.71%	08/10/44	163,000	167,914
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2004-CBX,
Class A5
4.65%	01/12/37	419,316	420,756
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2005-CB12,
Class A4
4.90%	09/12/37	90,000	94,802
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2005-LDP2,
Class A3A
4.68%	07/15/42	502,465	504,580
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2005-LDP3,
Class A4A
4.94%	08/15/42[2]	1,570,000	1,662,480
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2005-LDP5,
Class A3
5.40%	12/15/44[2]	900,000	918,645
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-CB14,
Class ASB
5.51%	12/12/44[2]	175,651	184,104
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-CB17,
Class ASB
5.42%	12/12/43	125,631	132,488
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-LDP8,
Class A4
5.40%	05/15/45	175,000	191,775
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2007-C1,
Class ASB
5.86%	02/15/51	479,856	516,747

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 102

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2007-CB19,
Class ASB
5.88%	02/12/49[2]	$260,662	$280,165
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2011-C5,
Class A3
4.17%	08/15/46	1,355,000	1,437,127
LB-UBS Commercial Mortgage Trust,
Series 2004-C7, Class A1A
4.48%	10/15/29	204,676	211,050
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-LC1, Class A4
5.29%	01/12/44[2]	52,304	56,311
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2012-C6, Class A3
2.51%	11/15/45	947,000	918,529
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2012-C6, Class A4
2.86%	11/15/45	1,360,000	1,286,174
Morgan Stanley Capital I Trust,
Series 2001-C3, Class A2
3.22%	08/15/49	145,000	151,864
Morgan Stanley Capital I Trust,
Series 2005-IQ10, Class A4A
5.23%	09/15/42[2]	799,532	847,041
Morgan Stanley Capital I Trust,
Series 2005-T19, Class A4A
4.89%	06/12/47	125,000	132,163
Morgan Stanley Capital I Trust,
Series 2006-IQ12, Class A4
5.33%	12/15/43	100,000	110,544
Morgan Stanley Capital I Trust,
Series 2006-T21, Class A4
5.16%	10/12/52[2]	295,000	316,636
Morgan Stanley Capital I Trust,
Series 2006-T23, Class A2
5.75%	08/12/41[2]	12,435	12,426
Morgan Stanley Capital I Trust,
Series 2006-T23, Class A4
5.99%	08/12/41[2]	940,000	1,041,327
Morgan Stanley Capital I Trust,
Series 2007-T27, Class A4
5.82%	06/11/42[2]	1,100,000	1,244,635
Morgan Stanley Capital I Trust,
Series 2011-C3, Class A4
4.12%	08/15/49	90,000	94,814
Morgan Stanley Capital I Trust,
Series 2012-C4, Class A4
3.24%	03/15/45	1,200,000	1,188,910
Spirit Master Funding LLC, Series 2005-1,
Class A1
5.05%	07/20/23[3]	129,098	130,389

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C20, Class A7
5.12%	07/15/42[2]	$595,000	$630,718
WF-RBS Commercial Mortgage Trust,
Series 2010-C8, Class A3
3.00%	08/15/45	1,380,000	1,325,421
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class A2
3.79%	02/15/44[3]	1,100,000	1,161,323
WF-RBS Commercial Mortgage Trust,
Series 2011-C5, Class A2
2.68%	11/15/44	110,000	113,656
WF-RBS Commercial Mortgage Trust,
Series 2011-C5, Class A4
3.67%	11/15/44	1,300,000	1,326,803
WF-RBS Commercial Mortgage Trust,
Series 2012-C9, Class A3
2.87%	11/15/45	1,185,000	1,123,540

			39,160,735

Non-Agency Mortgage-Backed — 24.68%
ACE Securities Corp., Series 2003-MH1,
Class B1
6.50%	08/15/30[2,3]	41,865	42,833
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 6A21
0.41%	09/25/35[2]	938,692	869,888
American Home Mortgage Investment Trust,
Series 2007-1, Class GA1C
0.37%	05/25/47[2]	963,532	627,023
Asset Backed Securities Corp. Home Equity
Loan Trust, Series 2004-HE9, Class M1
1.15%	12/25/34[2]	2,768,209	2,432,176
Asset-Backed Funding Certificates,
Series 2007-NC1, Class A2
0.48%	05/25/37[2,3]	4,432,000	2,516,512
Banc of America Alternative Loan Trust,
Series 2003-3, Class A4
5.75%	05/25/33	954,250	1,024,288
Banc of America Alternative Loan Trust,
Series 2003-4, Class 1A5
5.50%	06/25/33	969,667	1,036,665
Banc of America Alternative Loan Trust,
Series 2003-8, Class 1CB1
5.50%	10/25/33	3,193,959	3,290,035
Banc of America Alternative Loan Trust,
Series 2003-9, Class 1CB5
5.50%	11/25/33	947,748	956,314
Banc of America Alternative Loan Trust,
Series 2005-2, Class 4A1
5.50%	03/25/20	276,578	283,125

See accompanying notes to Schedule of Portfolio Investments.

103 / Semi-Annual Report September 2013

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Corp.,
Series 2006-G, Class 2A1
0.40%	07/20/36[2]	$2,029,791	$1,857,989
BCAP LLC Trust, Series 2009-RR4,
Class 1A1
9.50%	06/26/37[3]	1,613,584	1,682,594
BCAP LLC Trust, Series 2013-RR2,
Class 6A1
3.00%	06/26/37[2,3]	963,228	968,293
BCAP LLC Trust, Series 2013-RR3,
Class 8A1
0.33%	05/25/37[2,3]	965,877	949,317
BCAP LLC Trust, Series 2013-RR4,
Class 3A1
0.33%	05/26/37[2,3]	1,207,344	1,172,160
Bear Stearns ALT-A Trust, Series 2005-7,
Class 25A1
2.58%	09/25/35[2]	132,497	98,114
Bear Stearns ARM Trust, Series 2005-2,
Class A1
2.60%	03/25/35[2]	820,704	831,020
Bear Stearns Asset-Backed Securities Trust,
Series 2005-AC6, Class 1A3
5.50%	09/25/35[2]	1,593,400	1,646,349
Bear Stearns Asset-Backed Securities Trust,
Series 2006-AC2, Class 21A3
6.00%	03/25/36	460,047	395,196
Bear Stearns Asset-Backed Securities Trust,
Series 2006-HE9, Class 1A2
0.33%	11/25/36[2]	2,854,072	1,928,321
Centex Home Equity, Series 2005-D,
Class M1
0.61%	10/25/35[2]	350,000	336,832
Chase Mortgage Finance Corp.,
Series 2007-A1, Class 8A1
3.01%	02/25/37[2]	4,080,655	4,111,260
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 1A1
0.44%	11/25/35[2]	167,787	115,567
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-WF2, Class MV1
0.82%	08/25/35[2]	1,076,413	1,054,756
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR3, Class 1A2A
5.46%	06/25/36[2]	1,291,452	1,187,848
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-HE2, Class A2D
0.42%	08/25/36[2]	2,300,000	1,724,103
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH2, Class A2A
0.33%	08/25/36[2]	383,948	355,181

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH2, Class A3
0.36%	03/25/37[2]	$1,500,000	$1,414,474
Citigroup Mortgage Loan Trust, Inc.,
Series 2010-9, Class 5A (STEP)
9.00%	03/25/37[3]	290,000	310,267
Conseco Financial Corp., Series 1998-6,
Class A8
6.66%	06/01/30	93,613	101,181
Countrywide Alternative Loan Trust,
Series 2007-HY5R, Class 2A1A
4.98%	03/25/47[2]	105,167	102,856
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-HYB7,
Class 3A
2.74%	11/20/34[2]	231,337	217,102
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-4,
Class 4A1
0.47%	02/25/35[2]	100,979	74,734
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-9,
Class 1A1
0.48%	05/25/35[2]	124,703	104,725
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2005-11, Class 1A1
6.50%	12/25/35	1,085,976	863,743
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2006-8, Class 3A1
6.00%	10/25/21	755,081	725,758
Credit Suisse First Boston Mortgage
Securities Corp., Series 2004-AR5, Class 9A1
2.37%	06/25/34[2]	1,081,460	1,080,651
Credit Suisse Mortgage Capital Certificates,
Series 2013-3R, Class 5A1
2.73%	10/27/36[2,3]	1,040,806	1,047,421
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB1,
Class AF4 (STEP)
3.85%	01/25/36	3,041,096	2,238,785
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB2,
Class AF3 (STEP)
4.00%	12/25/36	1,000,000	659,328
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB3,
Class AV4
0.44%	03/25/36[2]	2,900,000	1,900,321
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-BR2,
Class A2
0.41%	02/25/37[2]	2,144,631	1,056,548

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 104

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-BR4,
Class A2B
0.38%	05/25/37	[2]	$3,354,887	$1,913,897
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB1,
Class AF2 (STEP)
4.56%	01/25/37		332,060	169,041
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB2,
Class A2C (STEP)
5.08%	02/25/37		1,702,093	1,242,530
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB3,
Class A3 (STEP)
4.45%	03/25/37		2,702,274	1,541,488
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A1 (STEP)
0.24%	04/25/37	[2]	3,122,522	1,902,477
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-NC1,
Class A2B
0.33%	12/25/36	[2]	2,764,042	1,403,780
DBRR Trust, Series 2012-EZ1, Class A
0.95%	09/25/45[3]		281,918	281,789
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43	[2,3]	900,674	902,084
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2005-AR6,
Class 2A1A
0.47%	10/19/45	[2]	267,762	234,518
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2006-AR2,
Class 2A1A
0.38%	10/19/36	[2]	1,073,787	870,573
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2007-AR1,
Class 2A1A
0.32%	04/19/48	[2]	1,210,917	959,830
Equifirst Loan Securitization Trust, Series
2007-1, Class A2B
0.37%	04/25/37	[2]	330,000	208,454
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2005-FFA,
Class M2 (STEP)
5.98%	03/25/25		138,953	144,605
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2006-FF11, Class 2A3
0.33%	08/25/36	[2]	2,867,915	2,204,199
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2007-FF2, Class A2B
0.28%	03/25/37	[2]	1,271,827	706,962

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA3, Class A1
2.20%	09/25/34	[2]	$411,737	$408,654
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA7, Class 1A1
2.27%	02/25/35	[2]	238,096	230,759
First Horizon Asset Securities, Inc.,
Series 2004-AR5, Class 2A1
2.59%	10/25/34	[2]	219,439	211,772
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4, Class 2A1
2.60%	10/25/35	[2]	459,965	396,381
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR2, Class 1A2
2.52%	08/25/37	[2]	481,475	395,778
GE Business Loan Trust, Series 2007-1A,
Class A
0.35%	04/16/35	[2,3]	2,460,924	2,214,331
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,3]	45,689	50,425
Greenpoint Mortgage Funding Trust,
Series 2006-AR8, Class 1A2A
0.36%	01/25/47	[2]	694,524	614,797
Greenwich Capital Commercial Funding
Corp., Series 2005-GG3, Class A3
4.57%	08/10/42		202,841	204,403
GSAA Home Equity Trust, Series 2006-4,
Class 4A2
0.41%	03/25/36	[2]	1,370,970	1,123,392
GSAA Trust, Series 2006-2, Class 2A3
0.45%	12/25/35	[2]	500,000	490,501
GSAMP Trust, Series 2006-FM3, Class A2C
0.38%	11/25/36	[2]	4,620,138	2,425,438
GSR Mortgage Loan Trust, Series 2005-4F,
Class 4A3
5.50%	05/25/35		288,558	294,940
GSR Mortgage Loan Trust, Series 2005-7F,
Class 3A3 (IO)
5.32%	09/25/35	[2,7]	147,713	17,794
GSR Mortgage Loan Trust, Series 2005-AR6,
Class 2A1
2.66%	09/25/35	[2]	798,340	795,572
GSR Mortgage Loan Trust, Series 2006-AR2,
Class 2A1
2.87%	04/25/36	[2]	756,761	701,475
Home Equity Loan Trust, Series 2007-2,
Class A3V
0.40%	07/20/36	[2]	280,698	277,888
Indymac Index Mortgage Loan Trust,
Series 2005-AR15, Class A1
4.69%	09/25/35	[2]	782,678	695,057

See accompanying notes to Schedule of Portfolio Investments.

105 / Semi-Annual Report September 2013

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Indymac Index Mortgage Loan Trust,
Series 2005-AR19, Class A1
4.89%	10/25/35[2]	$1,699,457	$1,499,250
Indymac Index Mortgage Loan Trust,
Series 2006-AR7, Class 3A1
2.72%	05/25/36[2]	309,940	232,915
Indymac Index Mortgage Loan Trust,
Series 2007-AR5, Class 2A1
2.74%	05/25/37[2]	2,429,044	1,728,576
Indymac Manufactured Housing Contract,
Series 1998-1, Class A4
6.49%	09/25/28	118,723	123,856
JPMorgan Mortgage Acquisition Corp.,
Series 2007-CH5, Class A4
0.34%	05/25/37[2]	1,773,000	1,464,896
JPMorgan Mortgage Trust, Series 2005-A6,
Class 7A1
2.70%	08/25/35[2]	195,549	183,003
JPMorgan Mortgage Trust, Series 2005-S2,
Class 2A9
5.50%	09/25/35	266,600	266,304
JPMorgan Mortgage Trust, Series 2006-A3,
Class 2A1
2.86%	05/25/36[2]	139,637	111,885
JPMorgan Mortgage Trust, Series 2006-S2,
Class 2A2
5.88%	06/25/21	1,511,687	1,514,875
JPMorgan Mortgage Trust, Series 2007-S1,
Class 1A2
5.50%	03/25/22	1,548,376	1,538,070
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A3
4.35%	04/15/40	40,871	40,950
Lehman XS Trust, Series 2005-4, Class 1A3
0.58%	10/25/35[2]	388,744	372,637
Luminent Mortgage Trust, Series 2007-2,
Class 1A3
0.40%	05/25/37[2]	2,443,299	2,110,690
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
2.27%	11/25/33[2]	779,866	799,178
MASTR Adjustable Rate Mortgages Trust,
Series 2004-15, Class 8A1
4.83%	10/25/34[2]	572,947	561,599
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
2.15%	04/25/34[2]	219,927	215,077
MASTR Adjustable Rate Mortgages Trust,
Series 2006-2, Class 4A1
2.65%	02/25/36[2]	476,379	457,076
MASTR Adjustable Rate Mortgages Trust,
Series 2007-2, Class A2
0.29%	03/25/47[2]	1,438,779	1,380,881

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A4
0.46%	05/25/37[2]	$3,150,000	$1,906,553
Merrill Lynch Alternative Note Asset,
Series 2007-A3, Class A2D
0.51%	04/25/37[2]	883,581	156,107
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2006-FF13, Class A2C
0.34%	10/25/36[2]	2,002,166	1,440,430
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-2, Class A2B
0.35%	05/25/37[2]	3,639,553	2,152,188
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-4, Class 2A4
0.43%	07/25/37[2]	2,058,148	1,168,490
Merrill Lynch Mortgage Investors Trust,
Series 2003-A6, Class 2A
3.10%	10/25/33[2]	817,547	802,770
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37	119,507	149,075
Morgan Stanley Capital, Inc., Series
2006-HE4, Class A3
0.33%	06/25/36[2]	3,664,405	2,243,865
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
2.07%	09/25/34[2]	1,652,509	1,549,934
Morgan Stanley Mortgage Loan Trust,
Series 2005-6AR, Class 1A1
0.46%	11/25/35[2]	484,000	458,151
Morgan Stanley Mortgage Loan Trust,
Series 2006-2, Class 1A
5.25%	02/25/21	730,709	714,583
Morgan Stanley Reremic Trust,
Series 2013-R3, Class 12A
2.88%	01/26/47[2,3]	1,004,953	1,013,910
MortgageIT Trust, Series 2005-4, Class A1
0.46%	10/25/35[2]	1,648,847	1,432,628
MortgageIT Trust, Series 2005-5, Class A1
0.44%	12/25/35[2]	1,597,294	1,426,647
New York Mortgage Trust, Series 2005-3,
Class A1
0.42%	02/25/36[2]	176,802	163,462
Residential Accredit Loans, Inc.,
Series 2005-QA4, Class A41
3.07%	04/25/35[2]	730,971	708,501
Residential Accredit Loans, Inc.,
Series 2005-QA8, Class CB21
3.33%	07/25/35[2]	1,583,188	1,285,011
Residential Accredit Loans, Inc.,
Series 2005-SP1, Class 4A1
7.00%	09/25/34	361,909	390,440

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 106

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans, Inc.,
Series 2006-Q09, Class 1A4A
0.35%	12/25/46	[2]	$415,074	$349,590
Residential Accredit Loans, Inc.,
Series 2006-QS13, Class 2A1
5.75%	09/25/21		636,291	598,943
Residential Accredit Loans, Inc.,
Series 2006-QS16, Class A6
6.00%	11/25/36		1,707,280	1,303,504
Residential Accredit Loans, Inc.,
Series 2007-QS1, Class 2AV (IO)
0.17%	01/25/37	[2,7]	7,519,927	85,374
Residential Accredit Loans, Inc.,
Series 2007-SP1, Class A2
0.53%	03/25/37	[2]	102,552	101,756
Residential Asset Mortgage Products, Inc.,
Series 2006-RS3, Class A3
0.38%	05/25/36	[2]	213,738	198,521
Residential Asset Securities Corp.,
Series 2004-KS9, Class AII4
0.78%	10/25/34	[2]	35,428	22,230
Residential Asset Securities Corp.,
Series 2005-KS12, Class A3
0.50%	01/25/36	[2]	1,500,000	1,398,054
Residential Asset Securities Corp.,
Series 2006-EMX1, Class A2
0.41%	01/25/36	[2]	179,461	175,426
Residential Funding Mortgage Securities I,
Inc., Series 2007-SA2, Class 1A
3.41%	04/25/37	[2]	747,844	509,281
Soundview Home Equity Loan Trust,
Series 2007-WMC1, Class 3A3
0.44%	02/25/37	[2]	1,417,377	575,533
Structured Adjustable Rate Mortgage Loan
Trust, Series 2006-11, Class 1A1
0.34%	12/25/36	[2]	431,754	316,819
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR3, Class 22A1
2.11%	05/25/36	[2]	621,773	410,151
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR5, Class 1A1
0.39%	05/25/46	[2]	863,527	569,034
Structured Asset Securities Corp. Trust,
Series 2005-5, Class 2A1
5.50%	04/25/35		169,805	169,775
Structured Asset Securities Corp.,
Series 2002-11A, Class 2A1
2.76%	06/25/32	[2]	215,353	205,295
Structured Asset Securities Corp.,
Series 2003-34A, Class 3A3
2.58%	11/25/33	[2]	302,801	301,459

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Securities Corp.,
Series 2005-2XS, Class 2A2
1.68%	02/25/35	[2]	$492,335	$478,269
Vanderbilt Mortgage Finance, Series 2001-C,
Class M1
6.76%	01/07/32		41,581	42,100
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
0.29%	01/25/37	[2]	2,738,338	1,359,125
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR13, Class A1A
0.55%	11/25/34	[2]	589,042	550,357
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
0.61%	05/25/44	[2]	339,131	314,725
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR1, Class A1A
0.50%	01/25/45	[2]	434,627	388,796
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR11, Class A1A
0.50%	08/25/45	[2]	1,470,627	1,372,779
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A6
2.41%	10/25/35	[2]	385,000	361,852
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
0.47%	10/25/45	[2]	801,722	738,300
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
2.86%	12/25/35	[2]	117,991	108,396
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR6, Class 2A1A
0.41%	04/25/45	[2]	732,992	684,442
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR9, Class A1A
0.50%	07/25/45	[2]	649,655	608,835
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY3, Class 1A1
2.30%	03/25/37	[2]	381,071	303,415
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2007-OA3,
Class 2A
0.91%	02/25/47	[2]	1,297,695	793,637
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37		138,996	127,392
Wells Fargo Home Equity Asset-Backed
Securities, Series 2007-1, Class A3
0.50%	03/25/37	[2]	4,690,000	2,831,269
Wells Fargo Home Equity Trust,
Series 2006-2, Class A3
0.32%	07/25/36	[2]	88,293	87,215

See accompanying notes to Schedule of Portfolio Investments.

107 / Semi-Annual Report September 2013

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR10, Class 5A2
2.61%	07/25/36	[2]	$276,744	$263,420
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR17, Class A1
2.63%	10/25/36	[2]	512,622	466,508

				124,563,277

U.S. Agency Mortgage-Backed — 4.97%
Fannie Mae Pool AD0150
5.18%	05/01/19		335,791	381,539
Fannie Mae Pool AD0791
4.76%	02/01/20		339,971	383,746
Fannie Mae Pool AD0851
4.37%	02/01/20		479,176	526,876
Fannie Mae Pool AE0134
4.40%	02/01/20		740,000	819,012
Fannie Mae Pool AE0600
3.98%	11/01/20		306,900	332,092
Fannie Mae Pool AE0918
3.66%	10/01/20		368,895	390,404
Fannie Mae Pool AL0151
4.38%	04/01/21		483,987	528,700
Fannie Mae Pool AL0600
4.30%	07/01/21		138,524	150,594
Fannie Mae Pool AL2293
4.38%	06/01/21		1,536,215	1,683,250
Fannie Mae Pool AL3594
2.70%	04/01/23		1,447,595	1,399,037
Fannie Mae Pool FN0000
3.58%	09/01/20		481,282	506,844
Fannie Mae Pool FN0002
3.31%	12/01/17		1,666,926	1,776,787
Fannie Mae Pool FN0004
3.63%	12/01/20		923,334	977,941
Fannie Mae Pool FN0005
3.38%	11/01/20		786,894	817,318
Fannie Mae REMICS, Series 2003-64,
Class KS
9.41%	07/25/18	[2]	27,157	30,370
Fannie Mae REMICS, Series 2006-8,
Class HJ (IO)
6.42%	03/25/36	[2]	4,352,715	661,326
Fannie Mae REMICS, Series 2007-52,
Class LS (IO)
5.87%	06/25/37	[2]	226,091	28,856
Fannie Mae REMICS, Series 2007-88,
Class JI (IO)
6.27%	04/25/37	[2]	3,554,021	613,566

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2008-62,
Class SN (IO)
6.02%	07/25/38	[2]	$1,203,509	$157,202
Fannie Mae REMICS, Series 2010-116,
Class SE (IO)
6.42%	10/25/40	[2]	264,998	41,138
Fannie Mae, Series 2006-11, Class PS
23.91%	03/25/36	[2]	69,173	101,394
Fannie Mae, Series 2007-77, Class SK (IO)
5.69%	08/25/37	[2]	411,208	47,473
Fannie Mae, Series 2008-18, Class SM (IO)
6.82%	03/25/38	[2]	270,485	40,448
Fannie Mae, Series 2010-35, Class IA (IO)
5.00%	07/25/38		129,039	5,025
Fannie Mae, Series 2010-M1, Class A2
4.45%	09/25/19		1,250,000	1,381,289
Fannie Mae, Series 2012-M12, Class 1A
2.94%	08/25/22	[2]	599,961	592,358
Fannie Mae, Series 2012-M15, Class A
2.74%	10/25/22	[2]	336,832	327,547
Fannie Mae-Aces, Series 2011-M1, Class A3
3.76%	06/25/21		600,000	630,159
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K014,
Class A2
3.87%	04/25/21		930,000	988,774
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K017,
Class A2
2.87%	12/25/21		1,960,000	1,938,415
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K018,
Class A2
2.79%	01/25/22		1,975,000	1,938,592
Freddie Mac REMICS, Series 2711,
Class FA
1.18%	11/15/33	[2]	250,473	253,747
Freddie Mac REMICS, Series 2733,
Class FB
0.78%	10/15/33	[2]	545,000	551,218
Freddie Mac REMICS, Series 3001,
Class HS
16.29%	02/15/35	[2]	51,326	60,859
Freddie Mac REMICS, Series 3327,
Class LZ
6.00%	06/15/37		1,453,633	1,570,853
Freddie Mac REMICS, Series 3404,
Class AS (IO)
5.71%	01/15/38	[2]	269,947	40,562
Freddie Mac REMICS, Series 3417,
Class FA
0.68%	11/15/37	[2]	64,302	64,662

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 108

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3828,
Class TF
0.58%	04/15/29	[2]	$468,886	$470,864
Freddie Mac REMICS, Series 4030,
Class HS (IO)
6.43%	04/15/42	[2]	626,923	97,652
Freddie Mac, Series 3262, Class KS (IO)
6.23%	01/15/37	[2]	206,802	26,354
Freddie Mac, Series 3339, Class JS
41.65%	07/15/37	[2]	60,568	120,268
Freddie Mac, Series 3439, Class SC (IO)
5.72%	04/15/38	[2]	218,666	28,151
Freddie Mac, Series 3885, Class PO (PO)
0.00%	11/15/33	[8]	96,496	88,365
Freddie Mac, Series K020, Class A2
2.37%	05/25/40		585,000	552,534
Ginnie Mae II Pool MA0243
2.00%	07/20/42	[2]	526,109	538,023
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		326,982	75,278
Ginnie Mae, Series 2011-50, Class PS (IO)
5.92%	02/20/41	[2]	402,498	63,422
Ginnie Mae, Series 2011-69, Class GI (IO)
5.00%	05/16/40		844,187	126,318
Ginnie Mae, Series 2011-70, Class IL (IO)
0.60%	06/16/37	[2]	3,376,453	50,959
Ginnie Mae, Series 2011-81, Class IC (IO)
0.62%	07/20/35	[2]	7,378,512	89,433
Ginnie Mae, Series 2012-7, Class PI (IO)
3.50%	01/20/38		375,385	36,523

				25,104,117

Total Mortgage-Backed
(Cost $188,260,936)				188,828,129

MUNICIPAL BONDS — 0.74%*
California — 0.11%
State of California, Build America Bonds
5.70%	11/01/21		175,000	199,635
6.65%	03/01/22		150,000	179,421
7.95%	03/01/36		150,000	173,829

				552,885

Illinois — 0.41%
City of Chicago, Refunding Taxable Project,
Series E
6.05%	01/01/29		300,000	306,333
State of Illinois, Build America Bonds
6.20%	07/01/21		75,000	81,345

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
Illinois (continued)
State of Illinois, Taxable Bonds
4.95%	06/01/23		$1,100,000	$1,092,806
State of Illinois, Taxable-Pension
4.35%	06/01/18		565,000	586,368

				2,066,852

Texas — 0.22%
City of Houston Texas, Taxable Pension
Obligation, Series A
6.29%	03/01/32		1,000,000	1,129,030

Total Municipal Bonds
(Cost $3,814,130)				3,748,767

MUTUAL FUNDS — 0.42%
Blackrock Build America Bond Fund
0.01%[9]			89,263	1,679,037
Nuveen Build American Bond Fund
0.01%[9]			23,760	429,343

Total Mutual Funds
(Cost $2,116,714)				2,108,380

U.S. AGENCY SECURITIES — 0.90%
U.S. Agency Securities — 0.90%
Fannie Mae
0.50%	01/15/16		1,150,000	1,148,198
0.50%	01/29/16		1,250,000	1,248,949

Freddie Mac
0.50%	09/14/15		1,440,000	1,439,592
0.60%	03/28/16		705,000	704,725

Total U.S. Agency Securities
(Cost $4,543,983)				4,541,464

U.S. TREASURY SECURITIES — 1.43%
U.S. Treasury Notes — 1.43%
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.50%	04/15/15	[10]	1,540,000	1,696,976
1.25%	04/15/14	[10]	1,510,000	1,681,326
2.00%	07/15/14	[10]	3,045,000	3,870,770

Total U.S. Treasury Securities
(Cost $7,358,712)				7,249,072

See accompanying notes to Schedule of Portfolio Investments.

109 / Semi-Annual Report September 2013

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

			Value
Total Bonds – 76.03%
(Cost $385,115,196)			$383,801,854

Issues		Shares	Value
COMMON STOCK — 0.73%
Real Estate Investment Trust (REIT) — 0.73%
American Capital Agency Corp.
		163,415	3,688,277

Total Common Stock
(Cost $3,589,280)

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 20.90%
Commercial Paper — 1.02%
Macquarie Bank Ltd. (Australia)
0.32%[11]	10/24/13[3,4]	$1,815,000	1,814,753
RBS Holdings USA, Inc.
0.36%[11]	01/22/14	3,325,000	3,322,452

			5,137,205

Money Market Funds — 1.99%
Dreyfus Cash Advantage Fund
0.06%[9]		5,023,000	5,023,000
DWS Money Market Series
Institutional Funds
0.05%[9]		5,023,000	5,023,000

			10,046,000

U.S. Agency Discount Notes — 17.69%
Fannie Mae
0.08%[11]	01/21/14	2,290,000	2,289,929
0.09%[11]	01/15/14	11,000,000	10,999,681
0.09%[11]	02/19/14	6,485,000	6,484,494
Federal Home Loan Bank
0.03%[11]	11/27/13	15,000,000	14,999,764
0.08%[11]	02/21/14	10,970,000	10,969,133
0.09%[11]	01/15/14	16,935,000	16,934,509
0.09%[11]	02/21/14	8,930,000	8,929,295
Freddie Mac
0.08%[11]	02/24/14	17,695,000	17,693,567

			89,300,372

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills — 0.20%
U.S. Treasury Bills
0.03%[11]	12/05/13	[12]	$35,000	$35,000
0.04%[11]	12/05/13	[12]	722,000	721,998
0.05%[11]	12/05/13	[12]	240,000	240,000

				996,998

Total Short-Term Investments

(Cost $105,460,578)				105,480,575

Total Investments – 97.66%

(Cost $494,165,054)[1]				492,970,706

Cash and Other Assets, Less
Liabilities – 2.34%				11,832,225

Net Assets – 100.00%				$504,802,931

Contracts	Unrealized (Depreciation)

FUTURES CONTRACTS: SHORT POSITIONS
63	U.S. Treasury Five Year Note,
	Expiration December 2013	$(70,023)
291	U.S. Treasury Ten Year Note,
	Expiration December 2013	(598,658)
16	U.S. Treasury Thirty Year Long Bond,
	Expiration December 2013	(60,593)

	Net unrealized depreciation	$(729,274)

Expiration Date	Premiums (Received)	Notional Amount (000’s)[a]	Appreciation	Value[b]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 18, due 06/20/17. Counterparty: JPMorgan Chase & Co.
06/20/17	$(35,060)	$594	$79,814	$44,754

	$(35,060)	$594	$79,814	$44,754

[a]	The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[b]	The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 110

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Notes:

[1]	Cost for federal income tax purposes is $ 494,172,457 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$5,016,934
Gross unrealized depreciation	(6,218,685)

Net unrealized depreciation	$(1,201,751)

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2013.
[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2013, was $107,582,598, representing 21.31% of total net assets.
[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
01/25/13	Alinta Energy Finance Pty Ltd., Term Loan B, 1st Lien, 6.38%, 08/07/19	$892,524	$903,795	0.18%
08/07/13	Alinta Energy Finance Pty Ltd., Term Loan DD, 1st Lien, 0.50%, 08/07/19	58,333	59,127	0.01%
04/25/13	Ballyrock Ltd., Series 2005-3X, Class D, 2.13%, 07/25/17	1,227,329	1,234,902	0.25%
04/23/13	Dynegy, Inc., Term Loan B2, 1st Lien, 4.00%, 04/23/20	614,590	613,462	0.12%
03/28/13	Navistar, Inc., Term Loan B, 1st Lien, 5.75%, 08/17/17	500,017	507,187	0.10%

		$3,292,793	$3,318,473	0.66%

[6]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.
[7]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $103,167, which is 0.02% of total net assets.
[8]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2013.
[9]	Represents the current yield as of September 30, 2013.
[10]	Inflation protected security. Principal amount reflects original security face amount.
[11]	Represents annualized yield at date of purchase.
[12]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $996,990.
†	Fair valued security. The aggregate value of fair valued securities is $8,415,895, which is 1.67% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(MTN): Medium-term note

(PIK): Payment in kind

(PO): Principal only

(STEP): Step coupon bond

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

111 / Semi-Annual Report September 2013

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 85.55%
BANK LOANS — 70.07%*
Automotive — 1.81%
Allison Transmission, Inc., Term Loan B2,
1st Lien
3.19%	08/07/17	[2,3]	$468,710	$469,833
Goodyear Tire & Rubber Co., Term Loan,
2nd Lien
4.75%	04/30/19	[2,3]	500,000	503,685
Metaldyne LLC, Term Loan B, 1st Lien
5.00%	12/19/18	[2,3]	498,744	502,609

				1,476,127

Communications — 5.74%
Cincinnati Bell, Term Loan, 1st Lien
4.00%	08/20/20	[2,3]	500,000	497,937
eResearchTechnology, Inc., Term Loan B,
1st Lien
6.00%	05/02/18	[2,3]	665,087	668,413
Intelsat Jackson Holdings, Term Loan B-1,
1st Lien (Luxembourg)
4.25%	04/02/18	[2,3,4]	498,744	500,614
Level 3 Financing, Inc., Term Loan B, 1st Lien
4.00%	01/15/20	[2,3]	1,000,000	1,000,315
Media General, Inc., Term Loan B-DD,
1st Lien
0.00%	07/31/20	[2,3]	500,000	501,870
WideOpenWest Finance LLC, Term Loan B,
1st Lien
4.75%	04/01/19	[2,3]	498,747	502,924
Windstream Corp., Term Loan B4, 1st Lien
3.50%	01/23/20	[2,3]	498,744	498,327
Zayo Group LLC, Term Loan B, 1st Tier
4.50%	07/02/19	[2,3]	498,737	499,815

				4,670,215

Consumer Discretionary — 5.54%
Hilton Worldwide Finance LLC,
Term Loan B2, 1st Lien
0.00%	09/23/20	[2,3]	2,000,000	1,999,660
Reynolds Group Holdings, Inc., Term Loan,
1st Lien
4.75%	09/28/18	[2,3]	498,741	500,748
Seven Seas Cruises S de RL LLC, Term Loan B1,
1st Lien
4.75%	12/21/18	[2,3]	500,000	505,000
Spectrum Brands Holding, Inc., Term Loan,
1st Lien
3.50%	08/13/19	[2,3]	1,000,000	1,001,575
Spin Holdco, Inc., Term Loan B, 1st Lien
4.25%	05/14/19	[2,3]	500,000	500,000

				4,506,983

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Consumer Products — 1.24%
DS Waters of America, Inc., Term Loan, 1st
Lien
5.25%	08/01/20	[2,3]	$1,000,000	$1,009,690

Electric — 6.09%
Calpine Corp., Term Loan B3, 1st Lien
4.00%	10/09/19	[2,3]	498,741	499,551
Dynegy, Inc., Term Loan B2, 1st Lien
4.00%	04/23/20	[2,3]	598,500	598,126
Essential Power LLC, Term Loan B
4.25%	08/08/19	[2,3]	498,695	502,123
GIM Channelview Cogeneration LLC, Term
Loan B, 1st Lien
4.25%	05/02/20	[2,3]	498,750	499,685
La Frontera Generation LLC, Term Loan B,
1st Lien
4.50%	09/30/20	[2,3]	2,341,576	2,352,113
Topaz Power Holdings LLC, Term Loan,
1st Lien
5.25%	02/26/20	[2,3]	498,744	499,991

				4,951,589

Energy — 17.94%
Alinta Energy Finance Pty Ltd.,
Term Loan B, 1st Lien
6.38%	08/07/19	[2,3]	938,596	903,793
Alinta Energy Finance Pty Ltd.,
Term Loan DD, 1st Lien
0.50%	08/07/19	[2,3]	61,404	59,127
Atlas Energy LP, Term Loan B, 1st Lien
6.50%	07/22/19	[2,3]	1,000,000	1,012,500
Drillships Financing Holding, Term Loan B1,
1st Lien
6.00%	02/17/21	[2,3]	500,000	505,937
EMG Utica LLC, Term Loan B, 1st Lien
4.75%	03/27/20	[2,3]	600,000	603,375
EP Energy LLC, Term Loan B2, 1st Lien
4.50%	04/30/19	[2,3]	187,500	187,812
Equipower Resources Holdings, Term Loan,
1st Lien
4.25%	12/21/19	[2,3]	1,498,750	1,504,745
Foresight Energy LLC, Term Loan, 1st Lien
5.50%	08/19/20	[2,3]	1,000,000	993,750
FREIF North American Power I LLC, Term
Loan B, 1st Lien
4.75%	03/29/19	[2,3]	425,354	426,949
FREIF North American Power I LLC, Term
Loan C, 1st Lien
4.75%	03/29/19	[2,3]	65,930	66,177
Harvey Gulf International Marine,
Term Loan B, 1st Lien
5.50%	06/14/20	[2,3]	1,000,000	1,002,500

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 112

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Energy (continued)
MEG Energy Corp., Term Loan B, 1st Lien
(Canada)
3.75%	03/31/20[2,3,4]	$498,731	$500,759
Moxie Liberty (Panda), Term Loan, 1st Lien
7.50%	08/21/20[2,3]	1,000,000	1,015,000
Murray Energy Corp., Term Loan, 1st Lien
4.75%	05/24/19[2,3]	498,750	499,550
Offshore Group Investment Ltd., Term Loan
B, 1st Lien
6.25%	10/25/17[2,3]	493,506	494,740
Pacific Drilling SA, Term Loan B, 1st Lien
4.50%	06/03/18[3]	997,500	1,003,984
Peabody Energy Corp., Term Loan, First Lien
4.25%	09/20/20[2,3]	1,000,000	991,040
Power Buyer LLC, Delayed Draw Term Loan,
1st Lien
5.50%	05/06/20[2,3]	55,556	54,861
Power Buyer LLC, Term Loan, 1st Lien
4.25%	05/06/20[2,3]	443,333	437,792
Sabine Oil & Gas NFR Energy, Term Loan,
2nd Lien
8.75%	12/31/18[2,3]	600,000	604,128
TPF II LC LLC, Term Loan, 1st Lien
6.50%	07/25/19[2,3]	997,500	1,004,981
Walter Energy, Inc., Term Loan B, 1st Lien
6.75%	04/01/18[2,3]	750,000	722,543

			14,596,043

Entertainment — 0.61%
AMC Entertainment, Inc., Term Loan B,
1st Lien
3.50%	04/30/20[2,3]	498,747	497,071

Finance — 1.84%
Centaur Acquisition LLC, Term Loan, 1st Lien
5.25%	02/20/19[2,3]	498,747	501,864
Nuveen Investments, Inc., Term Loan B,
1st Lien
4.18%	05/13/17[2,3]	500,000	494,845
Patriot Merger Corp./National Financial
Partners Corp.,
Term Loan B, 1st Lien
5.25%	07/01/20[2,3]	498,750	503,324

			1,500,033

Food — 1.87%
New Hostess Brands Acquisition LLC, Term
Loan, 1st Lien
6.75%	03/20/20[2,3]	1,000,000	1,028,335

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Food (continued)
Pinnacle Foods LLC, Term Loan H, 1st Lien
3.25%	04/29/20[2,3]	$500,000	$495,625

			1,523,960

Gaming — 2.46%
American Casino & Entertainment Properties
LLC, Term Loan B, 1st Lien
6.00%	06/11/20[2,3]	498,750	506,855
Boyd Gaming Corp., Term Loan B, 1st Lien
4.00%	08/08/20[2,3]	500,000	500,250
Yonkers Racing Corp., Term Loan, 1st Lien
4.25%	07/22/19[2,3]	1,000,000	995,000

			2,002,105

Health Care — 2.39%
Biomet, Inc., Term Loan B, 1st Lien
3.70%	07/25/17[2,3]	498,750	501,673
Healogics, Inc., Term Loan, 1st Lien
5.25%	02/05/19[2,3]	498,747	502,645
Hologic, Inc., Term Loan B, 1st Lien
3.75%	08/01/19[2,3]	439,735	441,188
Surgical Care Affiliates, Inc., Term Loan C
4.25%	06/29/18[2,3]	498,750	500,154

			1,945,660

Industrials — 5.52%
BWAY Holding Co., Term Loan B, 1st Lien
4.50%	08/06/17[2,3]	498,744	501,238
Clondalkin Acquisition B.V., Term Loan,
1st Lien
5.75%	05/28/20[2,3]	498,750	500,620
Consolidated Container Co. LLC,
Term Loan B, 1st Lien
5.00%	07/03/19[2,3]	498,741	502,980
Intelligrated, Inc., Term Loan, 1st Lien
4.50%	07/30/18[2,3]	498,741	499,676
OPE USIC Holdings, Inc., Term Loan, 1st Lien
4.75%	07/29/20[2,3]	997,500	998,433
Polarpack, Inc./WNA Holdings, Inc., Term
Loan B, 1st Lien
4.53%	06/07/20[2,3]	175,560	175,890
Polarpack, Inc./WNA Holdings, Inc., Term
Loan, 1st Lien
4.53%	06/07/20[2,3]	323,190	323,798
Synagro Infrastructure, Term Loan, 1st Lien
6.25%	07/25/19[2,3]	1,000,000	988,440

			4,491,075

Information Technology — 3.67%
Activision Blizzard, Inc., Term Loan, 1st Lien
0.00%	09/12/20[2,3]	500,000	500,365

See accompanying notes to Schedule of Portfolio Investments.

113 / Semi-Annual Report September 2013

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
Dell, Inc., Term Loan B, 1st Lien
0.00%	03/24/20[2,3]	$1,000,000	$983,750
First Data Corp., Term Loan EXT, 1st Lien
4.18%	03/24/18[2,3]	500,000	496,250
Freescale Semiconductor, Inc., Term Loan
B5, 1st Lien
5.00%	01/15/21[2,3]	500,000	501,405
Symphony IRI Group, Inc., First Lien Term
Loan B
6.00%	09/26/20[2,3]	500,000	501,250

			2,983,020

Insurance — 0.62%
Hub International, Ltd., Term Loan B, 1st Lien
4.75%	09/06/20[2,3]	500,000	501,250

Materials — 2.59%
Fortescue Metals Group Ltd., Term Loan
5.25%	10/18/17[2,3]	598,489	601,320
Royal Adhesives and Sealants LLC,
Term Loan B, 1st Lien
5.50%	07/26/18[2,3]	500,000	505,625
Tata Chemicals North America, Inc., Term
Loan B, 1st Lien
3.75%	08/08/20[2,3]	997,500	996,877

			2,103,822

Real Estate Investment Trust (REIT) — 0.93%
Realogy Group LLC, Term Loan B, 1st Lien
4.50%	03/05/20[2,3]	748,120	753,847

Retail — 1.21%
JC Penney Corp., Inc., Term Loan, 1st Lien
6.00%	05/22/18[2,3]	498,750	485,204
Serta Simmons Holdings LLC, Term Loan B,
1st Lien
5.00%	10/01/19[2,3]	498,744	500,614

			985,818

Services — 2.46%
Bright Horizons Family Solutions, Inc., Term
Loan, 1st Lien
4.00%	01/30/20[2,3]	498,744	499,160
Ceridian Corp., Replacement Term Loan
4.43%	05/09/17[2,3]	500,000	501,043
Laureate Education, Inc., Term Loan B,
1st Lien
5.25%	06/16/18[2,3]	498,729	500,445
Multi Packaging Solutions, Inc., Term Loan B,
1st Lien
4.25%	08/08/20[2,3]	500,000	502,375

			2,003,023

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Transportation — 5.54%
Air Canada, Term Loan B, 1st Lien,
5.50%	09/20/19[2,3]	$500,000	$500,207
American Airlines, Inc.
4.75%	06/27/19[2,3]	997,500	993,136
Delta Air Lines, Term Loan B, 1st Lien
4.00%	10/18/18[2,3]	498,744	500,926
Navios Maritime Partners LP, Term Loan B,
1st Lien (Greece)
5.25%	06/27/18[2,3,4]	997,500	1,014,956
United Airlines, Inc., Term Loan B, 1st Lien
4.00%	04/01/19[2,3]	498,747	502,113
US Airways, Inc., Term Loan B1, 1st Lien
4.25%	05/23/19[2,3]	500,000	498,037
US Airways, Inc., Term Loan B2, 1st Lien
3.50%	11/23/16[2,3]	500,000	501,375

			4,510,750

Total Bank Loans
(Cost $56,840,337)			57,012,081

CORPORATES — 15.48%*
Automotive — 2.48%
General Motors Co.
3.50%	10/02/18[5]	1,000,000	1,005,000
Titan International, Inc.
6.88%	10/01/20[5]	1,000,000	1,012,500

			2,017,500

Banking — 0.59%
Bank of America N.A. (BKNT)
0.55%	06/15/17[3]	500,000	482,645

Communications — 2.25%
Verizon Communications, Inc.
2.00%	09/14/18[3]	1,750,000	1,835,110

Energy — 4.98%
Enbridge, Inc. (Canada)
0.90%	10/01/16[3,4]	1,000,000	1,001,480
Natural Resource Partners LP
9.12%	10/01/18[5]	1,000,000	1,012,500
Offshore Drilling Holding SA (Luxembourg)
8.38%	09/20/20[4,5]	500,000	508,125
Sanchez Energy Corp.
7.75%	06/15/21[5]	500,000	488,750
Walter Energy, Inc.
9.50%	10/15/19[5]	1,000,000	1,038,750

			4,049,605

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 114

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Finance — 1.43%
Chase Capital II, Series B
0.76%	02/01/27[3]	$500,000	$410,000
JPMorgan Chase Capital XXI, Series U
1.22%	02/02/37[3]	1,000,000	752,500

			1,162,500

Industrials — 1.28%
Flexi-Van Leasing, Inc.
7.88%	08/15/18[5]	1,000,000	1,040,000

Information Technology — 0.62%
Activision Blizzard, Inc.
5.62%	09/15/21[5]	500,000	501,875

Real Estate Investment Trust (REIT) — 0.61%
DuPont Fabros Technology LP
5.88%	09/15/21[5]	500,000	501,250

Transportation — 1.24%
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23[5]	1,000,000	1,006,250

Total Corporates
(Cost $12,361,114)			12,596,735

Total Bonds – 85.55%
(Cost $69,201,451)			69,608,816

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 25.06%
Money Market Funds — 1.98%
Dreyfus Cash Advantage Fund
0.06%[6]		817,000	817,000
DWS Money Market Series
Institutional Funds
0.05%[6]		794,000	794,000

			1,611,000

U.S. Agency Discount Notes — 23.08%
Fannie Mae
0.06%[7]	02/12/14	4,530,000	4,529,665
Federal Home Loan Bank
0.08%[7]	11/06/13	4,250,000	4,249,958
0.08%[7]	02/21/14	3,880,000	3,879,693
0.09%[7]	01/15/14	915,000	914,973

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Agency Discount Notes (continued)
Freddie Mac
0.07%[7]	02/11/14	$1,500,000	$1,499,889
0.09%[7]	01/23/14	3,700,000	3,699,882

			18,774,060

Total Short-Term Investments
(Cost $20,381,719)			20,385,060

Total Investments – 110.61%

(Cost $89,583,170)[1]			89,993,876

Liabilities in Excess of Other
Assets – (10.61%)			(8,629,272)

Net Assets – 100.00%			$81,364,604

Notes:

[1]	Cost for federal income tax purposes is $89,583,182 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$536,338
Gross unrealized depreciation	(125,644)

Net unrealized appreciation	$410,694

[2]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
09/13/13	Activision Blizzard, Inc., Term Loan, 1st Lien, 0.00%, 09/12/20	$497,500	$500,365	0.61%
09/20/13	Air Canada, Term Loan B, 1st Lien,, 5.50%, 09/20/19	495,000	500,207	0.61%
08/07/13	Alinta Energy Finance Pty Ltd., Term Loan B, 1st Lien, 6.38%, 08/07/19	892,459	903,793	1.11%
08/07/13	Alinta Energy Finance Pty Ltd., Term Loan DD, 1st Lien, 0.50%, 08/07/19	58,333	59,127	0.07%
07/08/13	Allison Transmission, Inc., Term Loan B2, 1st Lien, 3.19%, 08/07/17	471,508	469,833	0.58%
07/01/13	AMC Entertainment, Inc., Term Loan B, 1st Lien, 3.50%, 04/30/20	498,765	497,071	0.61%
07/31/13	American Airlines, Inc., 4.75%, 06/27/19	992,653	993,136	1.22%
07/02/13	American Casino & Entertainment Properties LLC, Term Loan B, 1st Lien, 6.00%, 06/11/20	493,910	506,855	0.62%
07/22/13	Atlas Energy LP, Term Loan B, 1st Lien, 6.50%, 07/22/19	990,278	1,012,500	1.24%
09/12/13	Biomet, Inc., Term Loan B, 1st Lien, 3.70%, 07/25/17	497,503	501,673	0.62%

See accompanying notes to Schedule of Portfolio Investments.

115 / Semi-Annual Report September 2013

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
08/08/13	Boyd Gaming Corp., Term Loan B, 1st Lien, 4.00%, 08/08/20	$497,564	$500,250	0.61%
07/16/13	Bright Horizons Family Solutions, Inc., Term Loan, 1st Lien, 4.00%, 01/30/20	503,012	499,160	0.61%
07/11/13	BWAY Holding Co., Term Loan B, 1st Lien, 4.50%, 08/06/17	504,761	501,238	0.62%
07/08/13	Calpine Corp., Term Loan B3, 1st Lien, 4.00%, 10/09/19	498,157	499,551	0.61%
07/01/13	Centaur Acquisition LLC, Term Loan, 1st Lien, 5.25%, 02/20/19	500,584	501,864	0.62%
07/01/13	Ceridian Corp., Replacement Term Loan, 4.43%, 05/09/17	503,016	501,043	0.62%
08/20/13	Cincinnati Bell, Term Loan, 1st Lien, 4.00%, 08/20/20	496,298	497,937	0.61%
07/09/13	Clondalkin Acquisition B.V., Term Loan, 1st Lien, 5.75%, 05/28/20	500,603	500,620	0.62%
07/02/13	Consolidated Container Co. LLC, Term Loan B, 1st Lien, 5.00%, 07/03/19	501,191	502,980	0.62%
09/24/13	Dell, Inc., Term Loan B, 1st Lien, 0.00%, 03/24/20	990,000	983,750	1.21%
07/16/13	Delta Air Lines, Term Loan B, 1st Lien, 4.00%, 10/18/18	501,838	500,926	0.62%
07/02/13	Drillships Financing Holding, Term Loan B1, 1st Lien, 6.00%, 02/17/21	490,167	505,937	0.62%
08/19/13	DS Waters of America, Inc., Term Loan, 1st Lien, 5.25%, 08/01/20	990,102	1,009,690	1.24%
07/09/13	Dynegy, Inc., Term Loan B2, 1st Lien, 4.00%, 04/23/20	598,519	598,126	0.74%
07/11/13	EMG Utica LLC, Term Loan B, 1st Lien, 4.75%, 03/27/20	602,212	603,375	0.74%
07/08/13	EP Energy LLC, Term Loan B2, 1st Lien, 4.50%, 04/30/19	187,959	187,812	0.23%
07/01/13	Equipower Resources Holdings, Term Loan, 1st Lien, 4.25%, 12/21/19	1,503,579	1,504,745	1.85%
07/10/13	eResearchTechnology, Inc., Term Loan B, 1st Lien, 6.00%, 05/02/18	671,571	668,413	0.82%
07/02/13	Essential Power LLC, Term Loan B, 4.25%, 08/08/19	498,713	502,123	0.62%
07/01/13	First Data Corp., Term Loan EXT, 1st Lien, 4.18%, 03/24/18	488,692	496,250	0.61%
08/19/13	Foresight Energy LLC, Term Loan, 1st Lien, 5.50%, 08/19/20	990,150	993,750	1.22%
07/11/13	Fortescue Metals Group Ltd., Term Loan, 5.25%, 10/18/17	601,757	601,320	0.74%

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
09/06/13	Freescale Semiconductor, Inc., Term Loan B5, 1st Lien, 5.00%, 01/15/21	$495,028	$501,405	0.62%
07/16/13	FREIF North American Power I LLC, Term Loan B, 1st Lien, 4.75%, 03/29/19	428,476	426,949	0.52%
07/16/13	FREIF North American Power I LLC, Term Loan C, 1st Lien, 4.75%, 03/29/19	66,411	66,177	0.08%
07/16/13	GIM Channelview Cogeneration LLC, Term Loan B, 1st Lien, 4.25%, 05/02/20	503,026	499,685	0.61%
07/02/13	Goodyear Tire & Rubber Co., Term Loan, 2nd Lien, 4.75%, 04/30/19	503,063	503,685	0.62%
08/02/13	Harvey Gulf International Marine, Term Loan B, 1st Lien, 5.50%, 06/14/20	1,015,880	1,002,500	1.23%
07/02/13	Healogics, Inc., Term Loan, 1st Lien, 5.25%, 02/05/19	501,164	502,645	0.62%
09/23/13	Hilton Worldwide Finance LLC, Term Loan B2, 1st Lien, 0.00%, 09/23/20	1,990,000	1,999,660	2.46%
07/02/13	Hologic, Inc., Term Loan B, 1st Lien, 3.75%, 08/01/19	443,040	441,188	0.54%
09/17/13	Hub International, Ltd., Term Loan B, 1st Lien, 4.75%, 09/06/20	497,500	501,250	0.62%
07/02/13	Intelligrated, Inc., Term Loan, 1st Lien, 4.50%, 07/30/18	497,567	499,676	0.61%
07/11/13	Intelsat Jackson Holdings, Term Loan B-1, 1st Lien (Luxembourg), 4.25%, 04/02/18	504,147	500,614	0.62%
07/02/13	JC Penney Corp., Inc., Term Loan, 1st Lien, 6.00%, 05/22/18	500,579	485,204	0.60%
07/11/13	La Frontera Generation LLC, Term Loan B, 1st Lien, 4.50%, 09/30/20	2,358,756	2,352,113	2.89%
07/01/13	Laureate Education, Inc., Term Loan B, 1st Lien, 5.25%, 06/16/18	497,558	500,445	0.62%
08/14/13	Level 3 Financing, Inc., Term Loan B, 1st Lien, 4.00%, 01/15/20	998,769	1,000,315	1.23%
07/30/13	Media General, Inc., Term Loan B-DD, 1st Lien, 0.00%, 07/31/20	500,019	501,870	0.62%
07/01/13	MEG Energy Corp., Term Loan B, 1st Lien (Canada), 3.75%, 03/31/20	499,354	500,759	0.62%
07/01/13	Metaldyne LLC, Term Loan B, 1st Lien, 5.00%, 12/19/18	501,756	502,609	0.62%
08/20/13	Moxie Liberty (Panda), Term Loan, 1st Lien, 7.50%, 08/21/20	990,129	1,015,000	1.25%
08/08/13	Multi Packaging Solutions, Inc., Term Loan B, 1st Lien, 4.25%, 08/08/20	497,537	502,375	0.62%

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 116

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
07/08/13	Murray Energy Corp., Term Loan, 1st Lien, 4.75%, 05/24/19	$497,554	$499,550	0.61%
08/02/13	Navios Maritime Partners LP, Term Loan B, 1st Lien (Greece), 5.25%, 06/27/18	1,007,157	1,014,956	1.25%
07/08/13	New Hostess Brands Acquisition LLC, Term Loan, 1st Lien, 6.75%, 03/20/20	1,023,172	1,028,335	1.26%
07/17/13	Nuveen Investments, Inc., Term Loan B, 1st Lien, 4.18%, 05/13/17	502,420	494,845	0.61%
07/01/13	Offshore Group Investment Ltd., Term Loan B, 1st Lien, 6.25%, 10/25/17	494,693	494,740	0.61%
07/26/13	OPE USIC Holdings, Inc., Term Loan, 1st Lien, 4.75%, 07/29/20	992,637	998,433	1.23%
07/17/13	Patriot Merger Corp./ National Financial Partners Corp., Term Loan B, 1st Lien, 5.25%, 07/01/20	503,673	503,324	0.62%
09/20/13	Peabody Energy Corp., Term Loan, First Lien, 4.25%, 09/20/20	990,039	991,040	1.22%
09/10/13	Pinnacle Foods LLC, Term Loan H, 1st Lien, 3.25%, 04/29/20	491,875	495,625	0.61%
07/02/13	Polarpack, Inc./WNA Holdings, Inc., Term Loan B, 1st Lien, 4.53%, 06/07/20	175,347	175,890	0.22%
07/02/13	Polarpack, Inc./WNA Holdings, Inc., Term Loan, 1st Lien, 4.53%, 06/07/20	322,817	323,798	0.40%
07/01/13	Power Buyer LLC, Delayed Draw Term Loan, 1st Lien, 5.50%, 05/06/20	55,000	54,861	0.07%
07/01/13	Power Buyer LLC, Term Loan, 1st Lien, 4.25%, 05/06/20	439,040	437,792	0.54%
08/13/13	Realogy Group LLC, Term Loan B, 1st Lien, 4.50%, 03/05/20	757,435	753,847	0.93%
07/09/13	Reynolds Group Holdings, Inc., Term Loan, 1st Lien, 4.75%, 09/28/18	503,562	500,748	0.62%
07/26/13	Royal Adhesives and Sealants LLC, Term Loan B, 1st Lien, 5.50%, 07/26/18	495,148	505,625	0.62%
07/16/13	Sabine Oil & Gas NFR Energy, Term Loan, 2nd Lien, 8.75%, 12/31/18	605,896	604,128	0.74%
07/08/13	Serta Simmons Holdings LLC, Term Loan B, 1st Lien, 5.00%, 10/01/19	501,783	500,614	0.61%
07/01/13	Seven Seas Cruises S de RL LLC, Term Loan B1, 1st Lien, 4.75%, 12/21/18	503,661	505,000	0.62%
08/13/13	Spectrum Brands Holding, Inc., Term Loan, 1st Lien, 3.50%, 08/13/19	995,063	1,001,575	1.23%
08/13/13	Spin Holdco, Inc., Term Loan B, 1st Lien, 4.25%, 05/14/19	504,935	500,000	0.61%

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
07/02/13	Surgical Care Affiliates, Inc., Term Loan C, 4.25%, 06/29/18	$498,164	$500,154	0.61%
09/26/13	Symphony IRI Group, Inc., First Lien Term Loan B, 6.00%, 09/26/20	497,500	501,250	0.61%
08/19/13	Synagro Infrastructure, Term Loan, 1st Lien, 6.25%, 07/25/19	980,290	988,440	1.21%
08/07/13	Tata Chemicals North America, Inc., Term Loan B, 1st Lien, 3.75%, 08/08/20	987,722	996,877	1.23%
07/11/13	Topaz Power Holdings LLC, Term Loan, 1st Lien, 5.25%, 02/26/20	502,406	499,991	0.61%
08/16/13	TPF II LC LLC, Term Loan, 1st Lien, 6.50%, 07/25/19	972,891	1,004,981	1.24%
07/16/13	United Airlines, Inc., Term Loan B, 1st Lien, 4.00%, 04/01/19	502,484	502,113	0.62%
07/16/13	US Airways, Inc., Term Loan B1, 1st Lien, 4.25%, 05/23/19	501,232	498,037	0.61%
08/02/13	US Airways, Inc., Term Loan B2, 1st Lien, 3.50%, 11/23/16	501,984	501,375	0.61%
07/01/13	Walter Energy, Inc., Term Loan B, 1st Lien, 6.75%, 04/01/18	737,885	722,543	0.89%
07/08/13	WideOpenWest Finance LLC, Term Loan B, 1st Lien, 4.75%, 04/01/19	501,170	502,924	0.62%
07/02/13	Windstream Corp., Term Loan B4, 1st Lien, 3.50%, 01/23/20	499,981	498,327	0.61%
08/16/13	Yonkers Racing Corp., Term Loan, 1st Lien, 4.25%, 07/22/19	995,096	995,000	1.22%

07/08/13	Zayo Group LLC, Term Loan B, 1st Tier, 4.50%, 07/02/19	501,168	499,815	0.61%

		$55,840,993	$56,008,097	68.84%

[3]	Floating rate security. The rate disclosed was in effect at September 30, 2013.
[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2013, was $8,115,000, representing 9.97% of total net assets.

[6]	Represents the current yield as of September 30, 2013.
[7]	Represents annualized yield at date of purchase.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

See accompanying notes to Schedule of Portfolio Investments.

117 / Semi-Annual Report September 2013

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BONDS – 88.61%
ASSET-BACKED SECURITIES — 16.99%**
Aircastle Aircraft Lease Backed Trust,
Series 2007-1A, Class G1
0.49%	06/14/37[2,3]	$742,357	$670,794
Alm Loan Funding, Series 2012-7A, Class A1
(Cayman Islands)
1.69%	10/19/24[2,3,4]	500,000	502,040
AMURF, Series 2012, Class B
11.00%	12/17/172,5,†	865,825	865,834
AMURF, Series 2012-I, Class A
14.00%	10/15/162,5,†	744,161	744,386
ARES CLO Ltd., Series 2007-12A, Class A
(Cayman Islands)
0.89%	11/25/20[3,4]	512,101	509,215
ARES CLO Ltd., Series 2013-1A, Class E
(Cayman Islands)
5.29%	04/15/25[2,3,4]	625,000	556,972
Avalon IV Capital Ltd., Series 2012-1A,
Class C (Cayman Islands)
3.87%	04/17/23[2,3,4]	575,000	577,921
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class D
5.50%	11/20/15†	225,000	217,193
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class E1
6.25%	04/20/16†	225,000	202,566
Axis Equipment Finance Receivables LLC,
Series 2012-1I, Class E2
7.00%	03/20/17†	250,000	212,576
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
0.55%	01/25/35[2,3]	468,700	427,565
Bayview Commercial Asset Trust,
Series 2006-4A, Class A1
0.41%	12/25/36[2,3]	1,435,936	1,167,936
Bayview Commercial Asset Trust,
Series 2007-3, Class A1
0.42%	07/25/37[2,3]	625,920	509,652
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A3
1.31%	11/25/33[2]	1,050,000	1,068,910
CIT Education Loan Trust, Series 2007-1,
Class A
0.34%	03/25/42[2,3]	1,755,233	1,609,102
Cronos Containers Program Ltd.,
Series 2012-1A, Class A (Bermuda)
4.21%	05/18/27[3,4]	238,333	241,892
Cronos Containers Program Ltd.,
Series 2012-2A, Class A (Bermuda)
3.81%	09/18/27[3,4]	360,000	366,033
Crystal River, Series 2005-1A, Class A
(Cayman Islands)
0.62%	03/02/46[2,3,4]	470,845	57,538

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Dryden Senior Loan Fund, Series 2013-26A,
Class C (Cayman Islands)
2.77%	07/15/25[3,4]	$525,000	$498,518
Dryden XXII Senior Loan Fund, Series
2013-30A, Class C (Cayman Islands)
3.11%	11/15/253,4,†	625,000	608,565
EFS Volunteer LLC, Series 2010-1, Class A2
1.12%	10/25/35[2,3]	800,000	786,270
GCO Education Loan Funding Trust,
Series 2006-2AR, Class A1RN
1.48%	08/27/463,†	1,985,000	1,875,852
GE Business Loan Trust, Series 2004-1,
Class A
0.47%	05/15/32[2,3]	638,094	613,557
GE Business Loan Trust, Series 2004-2A,
Class A
0.40%	12/15/32[2,3]	450,646	424,975
GE Business Loan Trust, Series 2005-1A,
Class A3
0.43%	06/15/33[2,3]	1,104,444	1,034,046
GE Business Loan Trust, Series 2005-2A,
Class A
0.42%	11/15/33[2,3]	948,894	874,361
GE Seaco Finance SRL, Series 2004-1A,
Class A (Barbados)
0.48%	04/17/19[2,3,4]	70,000	69,597
GE Seaco Finance SRL, Series 2005-1A,
Class A (Barbados)
0.43%	11/17/20[2,3,4]	276,250	273,620
GSAMP Trust, Series 2006-FM3, Class A2D
0.41%	11/25/36	1,699,915	898,244
Hewett’s Island CLO V Ltd., Series 2006-5A,
Class D (Cayman Islands)
1.71%	12/05/18[2,3,4]	589,000	561,706
Highland Loan Funding Ltd., Series 1A,
Class A2A (Cayman Islands)
0.94%	08/01/14[2,3,4]	419,252	416,589
ING Investment Management Ltd.,
Series 2012-4A, Class A1 (Cayman Islands)
1.66%	10/15/23[2,3,4]	500,000	500,906
Leaf II Receivables Funding LLC,
Series 2013-1, Class E2
6.00%	09/15/213,†	520,000	478,412
MSIM Peconic Bay, Ltd., Series 2007-1A,
Class C (Cayman Islands)
2.27%	07/20/19[3,4]	580,000	579,562
National Collegiate Student Loan Trust,
Series 2006-3, Class A4
0.45%	03/26/29[2]	975,000	799,741
National Collegiate Student Loan Trust,
Series 2007-1, Class A3
0.42%	07/25/30[2]	1,320,000	1,067,945

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 118

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September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Neptune Finance CCS Ltd., Series 2008-1A,
Class A (Cayman Islands)
0.88%	04/20/20[2,3,4]	$492,878	$492,243
North Carolina State Education Authority,
Series 2011-1, Class A3
1.17%	10/25/41[2]	2,000,000	1,921,780
Oak Hill Credit Partners, Series 2012-7A,
Class A (Cayman Islands)
1.68%	11/20/23[2,3,4]	500,000	501,326
Pam Capital Funding LP, Series 1998-1A,
Class B2 (Cayman Islands)
1.62%	05/01/142,3,4,6,†	328,207	65,641
Panthera Aviation, Series 2013-1
10.00%	01/25/222,5,†	500,000	500,005
Peach Finance Co., Series 2000, Class A
4.71%	04/15/48[3]	477,843	497,339
Scholar Funding Trust, Series 2012-B,
Class A2
1.28%	03/28/46[2,3]	1,000,000	998,082
SLC Student Loan Trust, Series 2004-1,
Class B
0.55%	08/15/31	633,792	561,436
SLC Student Loan Trust, Series 2005-2,
Class B
0.53%	03/15/40	506,721	440,926
SLC Student Loan Trust, Series 2006-1,
Class B
0.46%	03/15/39	732,561	631,901
SLC Student Loan Trust, Series 2006-2,
Class B
0.48%	12/15/39	632,427	545,786
SLM Student Loan Trust, Series 2004-2,
Class B
0.74%	07/25/39	637,915	574,633
SLM Student Loan Trust, Series 2005-4,
Class B
0.45%	07/25/40	652,550	565,319
SLM Student Loan Trust, Series 2005-9,
Class B
0.57%	01/25/41	719,647	626,232
SLM Student Loan Trust, Series 2006-2,
Class A6
0.44%	01/25/41[2]	1,200,000	1,045,321
SLM Student Loan Trust, Series 2006-8,
Class A6
0.43%	01/25/41[2]	1,200,000	1,045,339
SLM Student Loan Trust, Series 2008-4,
Class A4
1.92%	07/25/22[2]	1,500,000	1,568,184
Sound Point CLO Ltd., Series 2012-1A,
Class C (Cayman Islands)
3.57%	10/20/23[2,3,4]	625,000	622,241

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/463,†	$480,000	$565,827
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/363,†	450,000	537,136
Symphony CLO Ltd., Series 2012-9A,
Class C (Cayman Islands)
3.52%	04/16/22[2,3,4]	575,000	577,129
Symphony CLO Ltd., Series 2013-12A,
Class C (Cayman Islands)
3.00%	10/15/253,4,†	475,000	463,222
TAL Advantage LLC, Series 2006-1,
Class NOTE
0.37%	04/20/21[2,3]	155,000	152,843
TAL Advantage LLC, Series 2010-2A,
Class A
4.30%	10/20/25[3]	364,792	366,118
TAL Advantage LLC, Series 2011-1A,
Class A
4.60%	01/20/26[3]	183,333	185,819
Textainer Marine Containers Ltd.,
Series 2005-1A, Class A (Bermuda)
0.43%	05/15/20[2,3,4]	187,500	185,517
Triton Container Finance LLC,
Series 2006-1A, Class NOTE
0.35%	11/26/21[2,3]	403,750	396,306
Triton Container Finance LLC,
Series 2007-1A, Class NOTE
0.32%	02/26/19[2,3]	190,365	188,693

Total Asset-Backed Securities
(Cost $39,693,056)			39,692,935

BANK LOANS — 1.03%*
Electric — 0.22%
Boston Generating LLC, Term Loan, 1st Lien[7]
0.00%	12/20/132,5,6,8,†	107,166	–
Texas Competitive Electric Holdings Co. LLC,
Term Loan EXT, 1st Lien
4.71%	10/10/17[2,5]	750,000	506,355

			506,355

Energy — 0.33%
MACH Gen LLC, Term Loan, 2nd Lien (PIK)
7.77%	02/15/15[2,5,9]	1,196,268	761,628

Health Care — 0.32%
Valeant Pharmaceuticals,
Term Loan
4.50%	05/30/20[2,5]	744,375	749,906

See accompanying notes to Schedule of Portfolio Investments.

119 / Semi-Annual Report September 2013

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September 30, 2013 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Services — 0.16%
AABS Ltd., Series 2013-1, Class A (STEP)
4.72%	01/15/38	2,†	$383,333	$384,796

Total Bank Loans
(Cost $2,890,408)				2,402,685

CORPORATES — 12.18%*
Banking — 0.68%
Bank of America Corp. (MTN)
5.00%	05/13/21		1,090,000	1,172,554
First Chicago NBD Institutional Capital I
0.82%	02/01/27	[2]	500,000	410,000

				1,582,554

Communications — 0.19%
CCO Holdings LLC/CCO Holdings
Capital Corp.
7.00%	01/15/19		75,000	79,500
Windstream Corp. (WI)
8.12%	09/01/18		345,000	372,600

				452,100

Electric — 1.63%
Dynegy Escrow Holdings
0.00%	01/01/50	6,†	1,175,000	23,500
Energy Transfer Partners LP
3.28%	11/01/66	[2,3]	2,200,000	1,988,250
GenOn Americas Generation LLC
9.12%	05/01/31		800,000	844,000
Mirant Mid Atlantic Pass-Through Trust,
Series B
9.12%	06/30/17		167,066	177,925
Mirant Mid Atlantic Pass-Through Trust,
Series C
10.06%	12/30/28		720,978	782,261

				3,815,936

Energy — 1.17%
Arch Coal, Inc.
7.00%	06/15/19		1,030,000	813,700
Pacific Drilling SA (Luxembourg)
5.38%	06/01/20	[3,4]	1,075,000	1,050,814
Petrobras International Finance Co. - Pifco
(Cayman Islands)
2.88%	02/06/15	[4]	865,000	879,715

				2,744,229

Finance — 4.81%
Astoria Depositor Corp.
8.14%	05/01/21	[3]	1,200,000	1,188,000
Chase Capital II, Series B
0.76%	02/01/27	[2]	1,500,000	1,230,000

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Chase Capital VI
0.89%	08/01/28	[2]	$500,000	$417,500
CIT Group, Inc.
6.62%	04/01/18	[3]	1,195,000	1,320,475
Citigroup, Inc.
0.81%	08/25/36	[2]	3,350,000	2,749,000
General Electric Capital Corp. (MTN)
0.65%	05/05/26	[2]	819,000	755,832
0.74%	08/15/36	[2]	2,500,000	2,014,045
JPMorgan Chase Capital XIII, Series M
1.20%	09/30/34	[2]	700,000	567,682
JPMorgan Chase Capital XXIII
1.26%	05/15/47	[2]	200,000	149,713
Prudential Holdings LLC
8.70%	12/18/23	[3]	677,000	857,927

				11,250,174

Health Care — 0.34%
CHS/Community Health Systems, Inc.
8.00%	11/15/19		260,000	274,300
HCA, Inc.
7.25%	09/15/20		472,000	514,480

				788,780

Industrials — 0.36%
Maxim Crane Works LP
12.25%	04/15/15	[3]	800,000	832,000

Insurance — 0.52%
Farmers Exchange Capital
7.05%	07/15/28	[3]	1,000,000	1,211,547

Real Estate Investment Trust (REIT) — 0.24%
HCP, Inc.
7.07%	06/08/15		500,000	548,617

Transportation — 2.24%
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23	[3]	900,000	905,625
AWAS Aviation Capital Ltd. (Ireland)
7.00%	10/15/16	[3,4]	494,000	511,290
Continental Airlines Pass-Through Trust,
Series 2007, Class 1B
6.90%	04/19/22		2,474,822	2,533,475
Delta Air Lines Pass-Through Trust,
Series 2002, Class G1
6.72%	01/02/23		642,696	702,146

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 120

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Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
JetBlue Airways Pass-Through Trust,
Series 2004, Class G1
0.64%	08/15/16	[2]	$613,569	$588,258

				5,240,794

Total Corporates
(Cost $26,497,617)				28,466,731

MORTGAGE-BACKED — 52.10%**
Commercial Mortgage-Backed — 5.68%
Bayview Commercial Asset Trust,
Series 2005-A4, Class A1
0.48%	01/25/36	[2,3]	1,592,680	1,311,306
Bayview Commercial Asset Trust,
Series 2008-4, Class A3
2.93%	07/25/38	[3]	665,000	599,131
Bayview Commercial Mortgage Pass-Through
Trust, Series 2006-SP1, Class M1
0.63%	04/25/36	[2,3]	1,275,000	1,043,827
Bear Stearns Commercial Mortgage
Securities Trust, Series 2004-PWR4,
Class A3
5.47%	06/11/41	[2]	766,964	783,035
Commercial Mortgage Trust,
Series 2006-C8, Class AAB
5.29%	12/10/46		503,525	511,163
GE Business Loan Trust, Series 2003-1,
Class B
1.48%	04/15/31	[2,3]	200,084	176,268
GE Business Loan Trust, Series 2003-2A,
Class A
0.55%	11/15/31	[2,3]	1,375,973	1,323,074
GE Business Loan Trust, Series 2005-1A,
Class C
0.88%	06/15/33	[2,3]	449,905	371,447
GE Business Loan Trust, Series 2005-2A,
Class B
0.68%	11/15/33	[2,3]	431,315	372,780
GE Business Loan Trust, Series 2006-2A,
Class A
0.36%	11/15/34	[2,3]	2,139,120	1,947,260
Greenwich Capital Commercial Funding
Corp., Series 2006-GG7, Class A4
6.06%	07/10/38	[2]	959,826	1,056,255
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2012-C6, Class A4
2.86%	11/15/45		1,040,000	983,545
WF-RBS Commercial Mortgage Trust,
Series 2010-C8, Class A3
3.00%	08/15/45		1,055,000	1,013,275
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class A2
3.79%	02/15/44	[3]	900,000	950,173

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust,
Series 2011-C5, Class A4
3.67%	11/15/44		$810,000	$826,700

				13,269,239

Non-Agency Mortgage-Backed — 39.93%
ACE Securities Corp., Series 2003-MH1,
Class B1
6.50%	08/15/30	[2,3]	168,220	172,111
ACE Securities Corp., Series 2006-HE3,
Class A2C
0.33%	06/25/36	[2]	2,258,899	1,409,849
Adjustable Rate Mortgage Trust,
Series 2005-11, Class 2A12
2.71%	02/25/36	[2]	374,435	357,354
Adjustable Rate Mortgage Trust,
Series 2005-11, Class 2A41
2.71%	02/25/36	[2]	803,007	746,989
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 6A21
0.41%	09/25/35	[2]	776,849	719,907
Ameriquest Mortgage Securities, Inc.,
Series 2005-R2, Class M2
0.66%	04/25/35	[2]	1,200,000	1,134,688
Asset-Backed Securities Corp. Home Equity,
Series 2007-HE1, Class A4
0.32%	12/25/36	[2]	3,000,000	2,112,678
Banc of America Alternative Loan Trust,
Series 2003-3, Class A4
5.75%	05/25/33		1,454,096	1,560,819
Banc of America Alternative Loan Trust,
Series 2005-2, Class 4A1
5.50%	03/25/20		553,157	566,250
Banc of America Funding Corp.,
Series 2006-3, Class 5A3
5.50%	03/25/36		1,361,863	1,302,413
Banco de Credito Y Securitizacion SA,
Series 2001-1, Class AF (Argentina)
8.00%	06/30/20	[3,4,6]	5,000	400
BCAP LLC Trust, Series 2011-RR3,
Class 1A5
2.87%	05/27/37	[2,3]	1,543,431	1,547,908
BCAP LLC Trust, Series 2007-AA1,
Class 1A2
0.34%	02/25/47	[2]	1,004,847	862,298
BCAP LLC Trust, Series 2009-RR4,
Class 1A1
9.50%	06/26/37	[3]	972,991	1,014,604
BCAP LLC Trust, Series 2010-RR11,
Class 3A2
3.00%	06/27/36	[2,3]	1,894,663	1,906,892

See accompanying notes to Schedule of Portfolio Investments.

121 / Semi-Annual Report September 2013

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Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
BCAP LLC Trust, Series 2011-RR3,
Class 5A3
2.53%	11/27/37	[2,3]	$2,237,752	$2,173,363
BCAP LLC Trust, Series 2011-RR4,
Class 1A3
2.87%	03/26/36	[2,3]	1,069,703	1,049,578
BCAP LLC Trust, Series 2013-RR4,
Class 3A1
0.33%	05/26/37	[2,3]	1,062,463	1,031,501
Bear Stearns ALT-A Trust, Series 2005-1,
Class A1
0.74%	01/25/35	[2]	986,617	966,034
Bear Stearns ARM Trust, Series 2005-2,
Class A1
2.60%	03/25/35		492,422	498,612
BHN I Mortgage Fund, Series 2000-1,
Class AF (Argentina)
8.00%	01/31/20	3,4,6,†	110	1
Centex Home Equity, Series 2006-A,
Class AV4
0.43%	06/25/36	[2]	2,150,000	1,861,070
Chase Mortgage Finance Corp.,
Series 2007-A1, Class 8A1
3.01%	02/25/37	[2]	415,622	418,740
Citicorp Residential Mortgage Securities, Inc.,
Series 2007-1, Class A5 (STEP)
6.05%	03/25/37		1,750,000	1,597,629
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-OPT3, Class M2
0.63%	05/25/35	[2]	1,100,000	1,016,217
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH4, Class A3
0.33%	11/25/36	[2]	969,207	943,666
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH2, Class A3
0.36%	03/25/37	[2]	2,500,000	2,357,456
Conseco Finance Securitizations Corp.,
Series 2001-4, Class A4
7.36%	09/01/33		738,347	792,513
Conseco Finance Securitizations Corp.,
Series 2002-1, Class A
6.68%	12/01/33	[2]	28,889	29,589
Conseco Finance, Series 2002-C,
Class BF1
8.00%	06/15/32	[2]	2,727,669	3,013,487
Conseco Finance, Series 2002-C,
Class BF2
8.00%	06/15/32	[2,3]	908,660	1,004,232
Conseco Financial Corp., Series 1996-7,
Class M1
7.70%	10/15/27	[2]	1,006,171	1,090,202

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Financial Corp., Series 1997-3,
Class A7
7.64%	03/15/28	[2]	$382,672	$419,437
Conseco Financial Corp., Series 1998-3,
Class A6
6.76%	03/01/30	[2]	774,208	829,098
Conseco Financial Corp., Series 1998-4,
Class A6
6.53%	04/01/30	[2]	926,996	973,553
Conseco Financial Corp., Series 1998-4,
Class A7
6.87%	04/01/30	[2]	459,020	491,682
Conseco Financial Corp., Series 1999-5,
Class A5
7.86%	03/01/30	[2]	117,220	105,672
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-BR4,
Class A2C
0.47%	05/25/37	[2]	2,308,816	1,315,226
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB2,
Class A2B (STEP)
5.06%	02/25/37		955,507	697,807
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB2,
Class A2C (STEP)
5.08%	02/25/37		597,226	435,975
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB3,
Class A1 (STEP)
4.43%	03/25/37		2,275,464	1,202,845
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB3,
Class A3 (STEP)
4.45%	03/25/37		1,397,728	797,321
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2006-FF18, Class A2B
0.29%	12/25/37	[2]	1,230,600	710,946
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2007-FF1, Class A2D
0.40%	01/25/38	[2]	3,514,389	2,073,293
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2007-FF2, Class A2B
0.28%	03/25/37	[2]	1,271,827	706,962
Green Tree Home Improvement Loan Trust,
Series 1995-D, Class B2
7.45%	09/15/25		31,873	31,866
Green Tree Home Improvement Loan Trust,
Series 1995-F, Class B2
7.10%	01/15/21		3,877	3,876
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[2,3]	844,986	942,687
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,3]	1,242,754	1,371,556

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 122

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September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Greenpoint Mortgage Funding Trust,
Series 2006-AR8, Class 1A2A
0.36%	01/25/47[2]	$1,402,152	$1,241,193
GSAMP Trust, Series 2005-HE5, Class M1
0.60%	11/25/35[2]	1,285,000	1,194,955
GSR Mortgage Loan Trust, Series 2005-AR6,
Class 2A1
2.66%	09/25/35	523,051	521,237
Harborview Mortgage Loan Trust,
Series 2006-8, Class 2A1A
0.37%	07/21/36[2]	577,493	433,515
Home Equity Loan Trust, Series 2007-3,
Class A4
1.68%	11/20/36[2]	1,040,000	1,002,382
Home Equity Loan Trust, Series 2007-3,
Class APT
1.38%	11/20/36[2]	930,714	928,711
HSI Asset Loan Obligation Trust,
Series 2007-2, Class 2A12
6.00%	09/25/37	1,182,714	1,148,204
Impac CMB Trust, Series 2004-4, Class 1A2
0.80%	09/25/34[2]	1,001,965	910,578
Indymac Index Mortgage Loan Trust,
Series 2005-AR25, Class 2A1
4.79%	12/25/35[2]	1,189,719	1,024,691
Indymac Index Mortgage Loan Trust,
Series 2007-FLX2, Class A1C
0.37%	04/25/37[2]	2,641,969	1,706,855
Indymac Manufactured Housing Contract,
Series 1997-1, Class A3
6.61%	02/25/28	509,103	505,960
Indymac Manufactured Housing Contract,
Series 1997-1, Class A4
6.75%	02/25/28	214,316	212,993
Indymac Manufactured Housing Contract,
Series 1998-1, Class A4
6.49%	09/25/28	184,709	192,695
Indymac Manufactured Housing Contract,
Series 1998-1, Class A5
6.96%	09/25/28[2]	445,211	473,588
Indymac Manufactured Housing Contract,
Series 1998-2, Class A2
6.17%	08/25/29	62,256	63,379
Indymac Manufactured Housing Contract,
Series 1998-2, Class A4
6.64%	08/25/29[2]	616,362	614,717
JPMorgan Mortgage Acquisition Corp.,
Series 2007-HE1, Class AF6 (STEP)
4.64%	03/25/47	1,530,062	1,194,735
JPMorgan Mortgage Trust, Series 2006-S2,
Class 2A2
5.88%	06/25/21	1,209,349	1,211,900

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust, Series 2007-S1,
Class 1A2
5.50%	03/25/22	$1,126,091	$1,118,596
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A6
6.47%	04/15/40[2]	772,006	839,736
Lehman XS Trust, Series 2006-13,
Class 1A2
0.35%	09/25/36[2]	1,385,980	1,088,356
Lehman XS Trust, Series 2006-19,
Class A2
0.35%	12/25/36[2]	1,322,787	1,021,505
Lehman XS Trust, Series 2006-9,
Class A1B
0.34%	05/25/46[2]	1,419,006	1,111,327
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A4
0.46%	05/25/37[2]	1,810,500	1,095,814
Merrill Lynch Alternative Note Asset,
Series 2007-A3, Class A2D
0.51%	04/25/37[2]	1,696,107	299,661
Merrill Lynch Mortgage Investors, Inc.,
Series 2004-HE2, Class A2C
1.34%	08/25/35[2]	709,726	706,616
Mid-State Trust, Series 11, Class B
8.22%	07/15/38	15,371	15,791
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37	1,110,618	1,385,405
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37	768,111	894,704
Mid-State Trust, Series 2005-1, Class A
5.74%	01/15/40	295,137	318,154
Mid-State Trust, Series 6, Class A3
7.54%	07/01/35	470,592	512,042
Mid-State Trust, Series 6, Class A4
7.79%	07/01/35	38,345	41,765
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
2.07%	09/25/34[2]	1,074,131	1,007,457
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 5A2
5.96%	06/25/36[2]	3,123,237	1,852,870
Oakwood Mortgage Investors, Inc.,
Series 1998-A, Class M
6.82%	05/15/28[2]	893,056	981,757
Oakwood Mortgage Investors, Inc.,
Series 1998-B, Class A4
6.35%	03/15/17	20,878	21,026
Oakwood Mortgage Investors, Inc.,
Series 1998-D, Class A
6.40%	01/15/29	458,777	472,144

See accompanying notes to Schedule of Portfolio Investments.

123 / Semi-Annual Report September 2013

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Oakwood Mortgage Investors, Inc.,
Series 1999-A, Class A2
5.89%	04/15/29	$102,580	$103,639
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A4
6.99%	12/15/26	935,764	1,002,606
Oakwood Mortgage Investors, Inc.,
Series 2001-D, Class A3
5.90%	09/15/22[2]	1,414,283	1,239,483
Oakwood Mortgage Investors, Inc.,
Series 2002-A, Class A3
6.03%	05/15/24[2]	848,311	874,857
Opteum Mortgage Acceptance Corp.,
Series 2005-5, Class 2A1B
5.64%	12/25/35[2]	170,755	169,452
Origen Manufactured Housing,
Series 2005-A, Class M1
5.46%	06/15/36[2]	822,930	868,697
Park Place Securities, Inc.,
Series 2004-WWF1, Class M2
1.20%	12/25/34[2]	651,922	642,046
Park Place Securities, Inc.,
Series 2005-WCH1, Class M2
0.70%	01/25/36[2]	717,340	714,293
Residential Accredit Loans, Inc.,
Series 2005-QA3, Class NB1
3.01%	03/25/35[2]	1,549,999	1,115,307
Residential Asset Securities Corp.,
Series 2005-KS12, Class A3
0.50%	01/25/36[2]	1,100,000	1,025,240
SG Mortgage Securities Trust,
Series 2007-NC1, Class A2
0.42%	12/25/36[2,3]	2,359,049	1,395,743
Specialty Underwriting & Residential Finance,
Series 2006-AB3, Class A2B
0.33%	09/25/37[2]	816,019	430,994
Structured Asset Investment Loan Trust,
Series 2005-4, Class M2
0.84%	05/25/35[2]	1,200,000	1,140,164
Terwin Mortgage Trust, Series 2004-7HE,
Class A1
1.28%	07/25/34[2,3]	122,539	115,267
UCFC Home Equity Loan, Series 1998-D,
Class BF1
8.96%	04/15/30[2]	585	276
UCFC Manufactured Housing Contract,
Series 1997-4, Class A4
7.00%	04/15/29[2]	342,994	344,256
Vanderbilt Acquisition Loan Trust,
Series 2002-1, Class A4
6.57%	05/07/27[2]	522,827	549,340

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Vanderbilt Mortgage Finance, Series 2001-C,
Class M1
6.76%	01/07/32	$374,231	$378,904
Vanderbilt Mortgage Finance, Series 2002-C,
Class A5
7.60%	12/07/32	1,100,000	1,168,900
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR8, Class 2A1A
0.47%	07/25/45[2]	205,923	186,368
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2007-OA2,
Class 2A
0.86%	01/25/47[2]	1,906,172	1,191,169
Washington Mutual MSC Mortgage
Pass-Through Certificates, Series 2003-MS9,
Class 1A
7.00%	04/25/33	2,100	2,173
Wells Fargo Home Equity Asset-Backed
Securities, Series 2007-1, Class A3
0.50%	03/25/37[2]	1,500,000	905,523

			93,300,563

U.S. Agency Mortgage-Backed — 6.49%
Fannie Mae Pool 467225
3.63%	01/01/18	910,000	978,294
Fannie Mae Pool AB3866
3.50%	11/01/41	441,299	449,960
Fannie Mae Pool AD0660
4.53%	12/01/19	958,694	1,069,479
Fannie Mae Pool FN0003
4.30%	01/01/21	469,037	516,010
Fannie Mae REMICS, Series 2003-64,
Class KS
9.41%	07/25/18[2]	371,141	415,053
Fannie Mae, Series 1993-80, Class S
10.65%	05/25/23[2]	7,358	8,218
Fannie Mae, Series 2000-45, Class SA (IO)
7.77%	12/18/30[2]	1,279,725	230,803
Fannie Mae, Series 2001-42, Class SB
8.50%	09/25/31[2]	1,379	1,610
Fannie Mae, Series 2003-124, Class TS
9.80%	01/25/34[2]	18,324	21,110
Fannie Mae, Series 2005-92, Class US (IO)
5.92%	10/25/25[2]	4,475,495	602,176
Fannie Mae, Series 2006-125, Class SM (IO)
7.02%	01/25/37[2]	4,495,457	731,929
Fannie Mae, Series 2008-50, Class SA (IO)
5.87%	11/25/36[2]	4,414,915	619,027
Fannie Mae, Series 2010-112, Class PI (IO)
6.00%	10/25/40	2,566,708	368,062

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 124

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 2010-43, Class KS (IO)
6.24%	05/25/40[2]	$3,592,264	$478,629
Freddie Mac Gold Pool E04113
2.50%	11/01/27	437,255	440,210
Freddie Mac REMICS, Series 2990,
Class ND
16.43%	12/15/34[2]	450,167	567,103
Freddie Mac, Series 1602, Class SN
10.09%	10/15/23[2]	14,590	18,195
Freddie Mac, Series 1673, Class SD
13.23%	02/15/24[2]	346,728	440,623
Freddie Mac, Series 1760, Class ZD
2.36%	02/15/24[2]	745,206	755,336
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23	27,314	2,783
Freddie Mac, Series 2657, Class LX (IO)
6.00%	05/15/18	92,196	2,709
Freddie Mac, Series 3242, Class SA (IO)
6.17%	11/15/36[2]	14,092,648	1,933,069
Freddie Mac, Series 3247, Class SI (IO)
0.15%	08/15/36[2]	46,252,617	262,923
Freddie Mac, Series 3260, Class AS (IO)
6.20%	01/15/37[2]	13,010,497	1,539,619
Freddie Mac, Series 3289, Class SD (IO)
5.94%	03/15/37[2]	2,845,736	322,134
Ginnie Mae II (TBA)
3.00%	10/20/42	1,665,000	1,646,009
Ginnie Mae, Series 2001-31, Class SJ
27.37%	02/20/31[2]	44,648	78,812
Ginnie Mae, Series 2004-8, Class SE
13.93%	11/26/23[2]	190,926	220,774
Ginnie Mae, Series 2012-7, Class PI (IO)
3.50%	01/20/38	4,714,140	458,657

			15,179,316

Total Mortgage-Backed
(Cost $114,023,441)			121,749,118

MUTUAL FUNDS — 0.52%
Blackrock Build America Bond Fund
0.01%[10]		51,616	970,897
Nuveen Build American Bond Fund
0.01%[10]		13,738	248,246

Total Mutual Funds
(Cost $1,223,962)			1,219,143

Issues	Maturity Date	Principal Amount	Value
U.S. AGENCY SECURITIES — 0.45%
U.S. Agency Securities — 0.45%
Federal Home Loan Bank (STEP)
0.75%	05/26/28	$1,080,000	$1,036,601

Total U.S. Agency Securities
(Cost $1,078,520)
U.S. TREASURY SECURITIES — 5.34%
U.S. Treasury Notes — 5.34%
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.50%	04/15/15[11]	4,390,000	4,837,483
1.25%	04/15/14[11]	2,085,000	2,321,566
2.00%	07/15/14[11]	4,190,000	5,326,281

Total U.S. Treasury Securities
(Cost $12,726,192)			12,485,330

Total Bonds – 88.61%
(Cost $198,133,196)			207,052,543

Issues		Shares	Value
COMMON STOCK — 0.71%
Electric — 0.22%
Dynegy, Inc.[7]
		27,210	525,697

Real Estate Investment Trust (REIT) — 0.49%
American Capital Agency Corp.
		50,407	1,137,686

Total Common Stock
(Cost $1,630,397)			1,663,383

Issues		Shares	Value
PREFERRED STOCK — 0.41%
Finance — 0.41%
Citigroup Capital XIII
0.05%		35,000	961,450

Total Preferred Stock
(Cost $875,000)

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 10.00%
Commercial Paper — 0.89%
RBS Holdings USA, Inc.
0.36%[12]	01/22/14	2,085,000	2,083,402

Money Market Funds — 2.00%
Dreyfus Cash Advantage Fund
0.06%[10]		2,334,000	2,334,000

See accompanying notes to Schedule of Portfolio Investments.

125 / Semi-Annual Report September 2013

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
Money Market Funds (continued)
DWS Money Market Series
Institutional Funds
0.05%[10]			$2,334,000	$2,334,000

				4,668,000

U.S. Agency Discount Notes — 7.10%
Fannie Mae
0.08%[12]	01/21/14		5,035,000	5,033,747
0.09%[12]	02/19/14		3,515,000	3,514,726
Federal Home Loan Bank
0.07%[12]	10/04/13		2,100,000	2,099,997
0.08%[12]	12/17/13		2,270,000	2,269,952
0.08%[12]	02/21/14		1,400,000	1,399,889
Freddie Mac
0.06%[12]	10/15/13		2,280,000	2,279,982

				16,598,293

U.S. Treasury Bills — 0.01%
U.S. Treasury Bills
0.04%[12]	12/05/13	[13]	21,000	21,000

Total Short-Term Investments
(Cost $23,368,261)				23,370,695

Total Investments – 99.73%
(Cost $224,006,854)[1]				233,048,071

Cash and Other Assets, Less
Liabilities – 0.27%				626,628

Net Assets – 100.00%				$233,674,699

Contracts	Unrealized (Depreciation)

FUTURES CONTRACTS: SHORT POSITIONS
4	U.S. Treasury Ultra Bond
	Expiration December 2013	$(20,544)

	Net unrealized depreciation	$(20,544)

Expiration Date	Notional Amount (000’s)	Appreciation	Value

SWAPS: TOTAL RETURN

Based on the change in the return of the markit IOS Index referencing the interest component of the 6.00% coupon, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pools. Counterparty: Deutsche Bank AG

01/12/39	$333	$(4,001)	$(4,001)

	$333	$(4,001)	$(4,001)

Notes:

[1]	Cost for federal income tax purposes is $224,075,233 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$10,511,366
Gross unrealized depreciation	(1,538,528)

Net unrealized appreciation	$8,972,838

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2013.
[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2013, was $55,275,714, representing 23.65% of total net assets.
[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
11/16/12	AMURF, Series 2012,
	Class B, 11.00%, 12/17/17	$865,825	$865,834	0.37%
11/05/12	AMURF, Series 2012-I,
	Class A, 14.00%, 10/15/16	744,161	744,386	0.32%
12/19/06	Boston Generating LLC,
	Term Loan, 1st Lien,
	0.00%, 12/20/13	107,166	–	0.00%
04/01/11	MACH Gen LLC, Term
	Loan, 2nd Lien (PIK),
	7.77%, 02/15/15	1,134,652	761,628	0.33%
01/25/13	Panthera Aviation, Series
	2013-1, 10.00%, 01/25/22	500,000	500,005	0.21%
05/10/12	Texas Competitive Electric
	Holdings Co. LLC,
	Term Loan EXT, 1st Lien,
	4.71%, 10/10/17	528,044	506,355	0.22%
06/27/13	Valeant Pharmaceuticals,
	Term Loan, 4.50%,
	05/30/20	733,442	749,906	0.32%

		$4,613,290	$4,128,114	1.77%

[6]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $89,543, which is 0.04% of total net assets.
[7]	Non-income producing security.
[8]	Security is currently in default with regard to scheduled interest or principal payments.
[9]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer.
[10]	Represents the current yield as of September 30, 2013.
[11]	Inflation protected security. Principal amount reflects original security face amount.
[12]	Represents annualized yield at date of purchase.
[13]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $21,000.
†	Fair valued security. The aggregate value of fair valued securities is $7,745,512, which is 3.31% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 126

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(IO): Interest only

(MTN): Medium-term note

(PIK): Payment in kind

(STEP): Step coupon bond

(TBA): To be announced

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

127 / Semi-Annual Report September 2013

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BONDS – 85.70%
ASSET-BACKED SECURITIES — 8.00%**
Access Group, Inc., Series 2005-2, Class A3
0.44%	11/22/24[2]	$41,407	$40,912
Ally Auto Receivables Trust, Series 2012-5, Class A3
0.62%	03/15/17	22,000	21,986
Aviation Capital Group Trust, Series 2003-2A, Class G2
0.98%	09/20/33[2,3]	44,910	30,539
Bank of America Credit Card Trust, Series 2007-A1, Class A1
5.17%	06/15/19	20,000	22,591
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.55%	01/25/35[2,3]	40,757	37,180
Brazos Higher Education Authority, Inc.,
Series 2004-I, Class A2
0.43%	06/27/22[2]	6,447	6,428
Brazos Higher Education Authority, Inc.,
Series 2005-2, Class A10
0.37%	12/26/19[2]	25,000	24,808
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
1.46%	02/25/35[2]	15,000	14,949
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
1.27%	10/27/36[2]	15,000	14,783
College Loan Corp. Trust, Series 2007-1,
Class A3
0.37%	04/25/29[2]	20,000	18,410
Collegiate Funding Services Education Loan Trust, Series 2004-A, Class A3
0.46%	09/28/26[2]	15,479	15,399
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
0.92%	04/25/35[2]	10,000	9,955
Educational Funding of the South, Inc.,
Series 2012-1, Class A
1.23%	03/25/36[2]	13,206	13,218
GCO Education Loan Funding Trust,
Series 2007-1A, Class A5L
0.33%	05/25/23[2,3]	27,790	27,399
Goal Capital Funding Trust, Series 2006-1,
Class A3
0.38%	11/25/26[2]	24,782	24,454
Iowa Student Loan Liquidity Corp.,
Series 2011-1, Class A
1.50%	06/25/42[2]	16,996	17,393
Nelnet Student Loan Trust, Series 2007-1,
Class A1
0.27%	11/27/18[2]	8,217	8,197
Nelnet Student Loan Trust, Series 2012-5A,
Class A
0.78%	10/27/36[2,3]	27,617	27,493

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
North Carolina State Education Authority,
Series 2011-1, Class A3
1.17%	10/25/41[2]	$15,000	$14,413
Northstar Education Finance, Inc.
1.03%	01/29/46[2]	10,000	9,982
Scholar Funding Trust, Series 2011-A,
Class A
1.16%	10/28/43[2,3]	10,648	10,607
SLC Student Loan Trust, Series 2006-2,
Class A5
0.35%	09/15/26[2]	15,000	14,658
SLM Student Loan Trust, Series 2003-12,
Class A5
0.53%	09/15/22[2,3]	17,789	17,711
SLM Student Loan Trust, Series 2004-7,
Class A5
0.44%	01/27/20[2]	18,001	17,911
SLM Student Loan Trust, Series 2005-2,
Class A5
0.36%	04/27/20[2]	15,285	15,229
SLM Student Loan Trust, Series 2006-4,
Class A4
0.35%	04/25/23[2]	4,609	4,607
South Carolina Student Loan Corp., Series A1
0.36%	12/03/18[2]	5,187	5,183
South Carolina Student Loan Corp., Series A2
0.38%	12/01/20[2]	10,000	9,889

Total Asset-Backed Securities
(Cost $489,255)			496,284

CORPORATES — 21.92%*
Banking — 2.76%
Lloyds TSB Bank PLC (United Kingdom)
2.62%	01/24/14[2,4]	70,000	70,494
National Australia Bank Ltd., Series REGS
(Australia)
0.99%	04/11/14[2,4]	100,000	100,364

			170,858

Communications — 1.84%
AT&T, Inc.
2.50%	08/15/15	30,000	30,915
Qwest Corp.
7.50%	10/01/14	30,000	31,800
Verizon Communications, Inc.
1.78%	09/15/16[2]	50,000	51,531

			114,246

Electric — 1.30%
NextEra Energy Capital Holdings, Inc.
1.34%	09/01/15	35,000	35,138

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 128

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Oncor Electric Delivery Co. LLC
6.80%	09/01/18	$15,000	$17,951
W3A Funding Corp.
8.09%	01/02/17	27,712	27,695

			80,784

Energy — 1.42%
Florida Gas Transmission Co. LLC
4.00%	07/15/15[3]	60,000	63,316
Petrobras Global Finance BV (Netherlands)
1.88%	05/20/16[2,4]	25,000	24,900

			88,216

Finance — 7.29%
Chase Capital II, Series B
0.76%	02/01/27[2]	100,000	82,000
Citigroup, Inc.
1.96%	05/15/18[2]	102,000	106,019
General Electric Capital Corp. (MTN)
0.65%	05/05/26[2]	30,000	27,686
0.74%	08/15/36[2]	75,000	60,421
Macquarie Group Ltd. (Australia)
7.30%	08/01/14[3,4]	35,000	36,761
Prudential Holdings LLC (AGM)
1.13%	12/18/17[2,3]	100,000	99,198
Woodbourne Capital Trust I
2.69%	04/29/49[2,3,5]	80,000	40,000

			452,085

Health Care — 0.40%
Providence Health & Services Obligated Group
1.10%	10/01/17[2]	25,000	25,019

Industrials — 0.57%
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15[3,4]	35,000	35,602

Real Estate Investment Trust (REIT) — 4.52%
Brandywine Operating Partnership LP
7.50%	05/15/15	30,000	32,884
Duke Realty LP
5.40%	08/15/14	50,000	51,867
HCP, Inc.
2.70%	02/01/14	50,000	50,316
6.00%	01/30/17	30,000	33,764
Mack-Cali Realty LP
2.50%	12/15/17	25,000	24,769
Nationwide Health Properties, Inc.
6.00%	05/20/15	30,000	32,440

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Realty Income Corp.
5.50%	11/15/15	$25,000	$27,260
UDR, Inc. (MTN)
5.25%	01/15/16	25,000	26,943

			280,243

Transportation — 1.82%
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18	105,970	112,791

Total Corporates

(Cost $1,344,053)			1,359,844

MORTGAGE-BACKED — 36.21%**
Commercial Mortgage-Backed — 7.66%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-5, Class A2
5.32%	09/10/47	29,410	29,604
Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR4, Class A3
5.47%	06/11/41[2]	26,205	26,754
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class A4
5.76%	04/12/38[2]	30,000	32,678
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A4
4.62%	10/15/41	25,190	25,199
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B
5.20%	12/11/49	3,050	3,053
Commercial Mortgage Pass-Through Certificates, Series 2005-C6, Class A5A
5.12%	06/10/44[2]	33,000	35,017
Commercial Mortgage Trust, Series 2007-C9, Class A2
5.81%	12/10/49[2]	39,027	39,114
Credit Suisse First Boston Commercial Mortgage Trust, Series 2005-C1, Class A4
5.01%	02/15/38[2]	33,178	34,390
Credit Suisse First Boston Commercial Mortgage Trust, Series 2005-C3, Class A3
4.64%	07/15/37	34,186	34,248
Credit Suisse Mortgage Capital Certificates, Series 2006-C5, Class AAB
5.31%	12/15/39	17,672	17,677
GS Mortgage Securities Trust, Series 2005-GG4, Class AABA
4.68%	07/10/39	13,493	13,513

See accompanying notes to Schedule of Portfolio Investments.

129 / Semi-Annual Report September 2013

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2005-LDP2,
Class A3A
4.68%	07/15/42	$13,254	$13,310
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2005-LPD4,
Class A4
4.92%	10/15/42[2]	24,854	26,243
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-LDP9,
Class A2S
5.30%	05/15/47	17,437	17,471
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2007-LD12,
Class ASB
5.83%	02/15/51[2]	25,898	27,988
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-CIP1, Class A2
4.96%	07/12/38	13,527	13,620
Morgan Stanley Capital I Trust,
Series 2003-T11, Class A4
5.15%	06/13/41	965	965
Morgan Stanley Capital I Trust,
Series 2007-IQ14, Class A2FX
5.61%	04/15/49	31,452	31,636
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C20, Class A7
5.12%	07/15/42[2]	50,000	53,002

			475,482

Non-Agency Mortgage-Backed — 16.78%
Argent Securities, Inc., Series 2005-W2,
Class A2B1
0.38%	10/25/35[2]	23,401	23,319
Asset-Backed Securities Corp. Home Equity,
Series 2005-HE6, Class M2
0.69%	07/25/35[2]	30,000	29,622
Banc of America Alternative Loan Trust,
Series 2003-4, Class 1A5
5.50%	06/25/33	35,261	37,697
Banc of America Alternative Loan Trust,
Series 2003-9, Class 1CB5
5.50%	11/25/33	34,464	34,775
Banc of America Mortgage Securities, Inc.,
Series 2003-A, Class 2A2
3.18%	02/25/33[2]	6,062	5,932
Bear Stearns Asset-Backed Securities Trust,
Series 2005-3, Class A1
0.63%	09/25/35[2]	19,079	18,828
Conseco Finance Securitizations Corp.,
Series 2000-E, Class M1
8.13%	08/15/31[2]	8,135	8,191

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Financial Corp., Series 1997-4,
Class A5
6.88%	02/15/29		$26,763	$28,332
Countrywide Alternative Loan Trust,
Series 2005-27, Class 3A2
1.25%	08/25/35[2]		60,633	44,084
Credit Suisse First Boston Mortgage
Securities Corp., Series 1997-2,
Class A
7.50%	06/25/20[3]		4,743	4,778
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB5,
Class M1
1.20%	11/25/33[2]		32,181	29,978
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2004-AR1,
Class A2A
1.00%	09/19/44[2]		39,871	36,605
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2004-AR3,
Class 2A2A
0.55%	07/19/44[2]		11,262	10,243
Fremont Home Loan Trust, Series 2005-2,
Class M1
0.64%	06/25/35[2]		26,829	26,791
Green Tree Home Improvement Loan Trust,
Series 1995-F, Class B2
7.10%	01/15/21		16,990	16,985
GSAMP Trust, Series 2005-HE4, Class M1
0.63%	07/25/45[2]		30,918	30,677
Home Equity Loan Trust, Series 2006-1,
Class A1
0.34%	01/20/36[2]		14,750	14,432
Home Equity Loan Trust, Series 2006-2,
Class A1
0.33%	03/20/36[2]		54,906	53,955
Home Equity Loan Trust, Series 2007-3,
Class APT
1.38%	11/20/36[2]		28,694	28,633
Household Home Equity Loan Trust,
Series 2005-3, Class A1
0.44%	01/20/35[2]		30,653	30,169
Indymac Index Mortgage Loan Trust,
Series 2004-AR5, Class 2A1A
1.04%	08/25/34[2]		19,683	16,477
JPMorgan Mortgage Acquisition Corp.,
Series 2005-OPT1, Class M1
0.63%	06/25/35[2]		32,271	31,747
LB-UBS Commercial Mortgage Trust,
Series 2005-C5, Class A4
4.95%	09/15/30		25,000	26,350
Lehman XS Trust, Series 2006-2N,
Class 1A1
0.44%	02/25/46	[2]	54,308	37,350

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 130

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Asset-Backed Securities Trust,
Series 2005-HE1, Class M2
0.63%	05/25/35[2]	$26,899	$26,841
Morgan Stanley Capital I Trust,
Series 2005-NC2, Class M2
0.60%	03/25/35[2]	31,024	30,743
Morgan Stanley Capital, Inc.,
Series 2005-HE6, Class A2C
0.50%	11/25/35[2]	29,757	28,959
New Century Home Equity Loan Trust,
Series 2005-2, Class M1
0.61%	06/25/35[2]	30,000	29,395
New Century Home Equity Loan Trust,
Series 2005-3, Class M2
0.67%	07/25/35[2]	40,000	37,463
Park Place Securities, Inc.,
Series 2005-WHQ2, Class A1B
0.45%	05/25/35[2]	32,399	32,037
Residential Asset Mortgage Products, Inc.,
Series 2003-RZ3, Class A6 (STEP)
3.90%	03/25/33	29,712	29,850
Residential Asset Mortgage Products, Inc.,
Series 2004-SL1, Class A2
8.50%	11/25/31	7,996	8,061
Residential Asset Mortgage Products, Inc.,
Series 2006-EFC1, Class A2
0.38%	02/25/36[2]	20,893	20,774
Residential Asset Securities Corp.,
Series 2005-KS12, Class A2
0.43%	01/25/36[2]	11,172	11,067
Soundview Home Equity Loan Trust,
Series 2005-OPT1, Class 2A4
0.48%	06/25/35[2]	4,788	4,785
Structured Asset Securities Corp.,
Series 2005-WF4, Class A4
0.54%	11/25/35[2]	29,504	29,438
Terwin Mortgage Trust, Series 2004-13AL,
Class 2PX (IO)
0.34%	08/25/34[3,5]	7,864,972	116,096
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
1.56%	06/25/42[2]	10,542	9,621

			1,041,080

U.S. Agency Mortgage-Backed — 11.77%
Fannie Mae Pool 646884
1.92%	05/01/32[2]	68,807	69,774
Fannie Mae Pool 802665
2.24%	12/01/34[2]	4,002	4,028
Fannie Mae Pool AL0851
6.00%	10/01/40	21,922	24,069

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2003-11,
Class FA
1.18%	09/25/32[2]	$28,350	$28,940
Fannie Mae Whole Loan, Series 2003-W6,
Class F
0.53%	09/25/42[2]	92,574	91,726
Fannie Mae, Series 1997-91, Class SL (IO)
7.50%	11/25/23[2]	137,424	25,735
Fannie Mae, Series 2004-33, Class MW
4.50%	01/25/30	31,236	32,178
Fannie Mae, Series 2008-47, Class PF
0.68%	06/25/38[2]	28,542	28,745
Fannie Mae, Series 2010-109, Class PF
0.58%	10/25/40[2]	27,811	27,909
Fannie Mae, Series G-36, Class ZB
7.00%	11/25/21	1,775	2,036
Freddie Mac REMICS, Series 2581,
Class F
0.63%	12/15/32[2]	21,176	21,229
Freddie Mac REMICS, Series 2684,
Class F
1.08%	01/15/33[2]	30,684	31,274
Freddie Mac REMICS, Series 3831,
Class PV
5.00%	05/15/25	61,783	66,479
Freddie Mac Strips, Series 263, Class F5
0.68%	06/15/42[2]	52,488	52,656
Freddie Mac, Series 3501, Class JA
4.00%	04/15/37	48,326	49,951
Freddie Mac-Ginnie Mae, Series 2, Class L
8.00%	11/25/22	8,032	8,676
NCUA Guaranteed Notes, Series 2010-R1,
Class 1A
0.63%	10/07/20[2]	63,428	63,836
NCUA Guaranteed Notes, Series 2010-R3,
Class 1A
0.74%	12/08/20[2]	54,093	54,803
NCUA Guaranteed Notes, Series 2011-R5,
Class 1A
0.56%	04/06/20[2]	45,963	46,064

			730,108

Total Mortgage-Backed
(Cost $2,223,215)			2,246,670

MUNICIPAL BONDS — 1.24%*
California — 0.84%
State of California, Taxable, Various Purpose
4.85%	10/01/14	50,000	52,012

See accompanying notes to Schedule of Portfolio Investments.

131 / Semi-Annual Report September 2013

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
Illinois — 0.40%
State of Illinois, Taxable Bonds
4.07%	01/01/14	$25,000	$25,202

Total Municipal Bonds
(Cost $75,457)			77,214

U.S. AGENCY SECURITIES — 9.02%
Fannie Mae
0.50%	10/22/15	30,000	30,008
0.50%	01/15/16	65,000	64,898
0.50%	01/29/16	65,000	64,945
0.63%	05/23/16	65,000	64,909
0.65%	03/28/16	50,000	49,962
Federal Home Loan Bank
0.16%	11/15/13[2]	65,000	65,011
0.50%	01/08/16	65,000	64,937
0.55%	06/03/16	30,000	29,881
Freddie Mac
0.50%	09/14/15	65,000	64,982
0.60%	03/28/16	30,000	29,988
0.75%	10/05/16	30,000	29,924

Total U.S. Agency Securities
(Cost $559,941)			559,445

U.S. TREASURY SECURITIES — 9.31%

U.S. Treasury Notes — 9.31%
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.50%	04/15/15[6]	175,000	192,838
1.25%	04/15/14[6]	100,000	111,346
2.00%	07/15/14[6]	215,000	273,306

			577,490

Total U.S. Treasury Securities
(Cost $587,195)
Total Bonds – 85.70%
(Cost $5,279,116)			5,316,947

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 10.69%
Money Market Funds — 2.06%
Dreyfus Cash Advantage Fund
0.06%[7]		64,000	64,000
DWS Money Market Series Institutional Funds
0.05%[7]		64,000	64,000

			128,000

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Agency Discount Notes — 7.50%
Fannie Mae
0.06%[8]	02/12/14	$100,000	$99,993
0.08%[8]	12/04/13	35,000	34,999
0.08%[8]	01/03/14	100,000	99,997
Federal Home Loan Bank
0.07%[8]	11/13/13	100,000	99,998
Freddie Mac
0.06%[8]	10/15/13	65,000	64,999
0.09%[8]	01/14/14	65,000	64,999

			464,985

U.S. Treasury Bills — 1.13%
U.S. Treasury Bills
0.04%[8]	12/05/13[9]	70,000	70,000

Total Short-Term Investments
(Cost $662,920)			662,985

Total Investments – 96.39%
(Cost $5,942,036)[1]			5,979,932

Cash and Other Assets, Less Liabilities – 3.61%			224,054

Net Assets – 100.00%			$6,203,986

Contracts	Unrealized (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS

4	S&P 500 E Mini Index,
	Expiration December 2013	$(19)
3	S&P 500 Index,
	Expiration December 2013	(583)

	Net unrealized (depreciation)	$(602)

Expiration Date	Notional Amount (000’s)	Appreciation	Value
SWAPS: TOTAL RETURN
The Fund pays a floating rate based on 1-month USD LIBOR plus 31 basis points and the Fund receives from the counterparty the price return on the Standard & Poor’s 500 Total Return Index. Counterparty: Barclays, Inc.
10/03/13	$ 4	$139,566	$139,566

	$ 4	$139,566	$139,566

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2013 / 132

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2013 (Unaudited)

Notes:

[1]	Cost for federal income tax purposes is $5,942,792 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$254,104
Gross unrealized depreciation	(216,964)

Net unrealized appreciation	$37,140

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2013.
[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2013, was $546,678, representing 8.81% of total net assets.
[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $156,096, which is 2.52% of total net assets.
[6]	Inflation protected security. Principal amount reflects original security face amount.
[7]	Represents the current yield as of September 30, 2013.
[8]	Represents annualized yield at date of purchase.
[9]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $69,999.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(AGM): Assurance Guaranty Municipal Corp. (formerly known as FSA (Financial Security Assurance, Inc.))

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

133 / Semi-Annual Report September 2013

[THIS PAGE INTENTIONALLY LEFT BLANK]

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2013 (Unaudited)

ASSETS:	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND
Investments, at value (Cost $187,259,613, $3,286,662,644, $426,017,766, $27,133,677,800, $2,205,198,537, $494,165,054, $89,583,170, $224,006,854, and $5,942,036, respectively) (Note 2)	$187,254,421	$3,308,163,365
Cash and cash equivalents (Note 2)	1,072,351	1,228,306
Cash on deposit with brokers for collateral on swaps (Note 3)	–	–
Premiums paid for swap contracts	–	–
Foreign currency, at value (Cost $0, $0, $0, $0, $0, $650,$0, $0, and $0, respectively) (Note 2)	–	–
Unrealized appreciation on swap contracts	–	103,824
Dividends and interest receivable	398,533	9,950,815
Due from Adviser (Note 6)	9,928	–
Receivable for securities sold	98	–
Receivables from Lehman Brothers, at value (Cost $0, $0, $0, $0, $64,106, $0, $0, $121,802, and $0, respectively) (Note 3)	–	–
Receivable for capital stock sold	769,676	23,960,766
Receivable for daily variation margin on futures contracts (Note 3)	–	–
Other assets	26,426	53,289

Total assets	189,531,433	3,343,460,365

Liabilities:
Unrealized depreciation on swap contracts	–	–
Premiums received for swap contracts	–	115,920
Written option contracts, at value (Premiums received $0, $0, $0, $1,907,597, $0, $0, $0, $0, and $0, respectively) (Note 3)	–	–
Payable for securities purchased	536,151	68,066,073
Payable for capital stock redeemed	279,081	7,247,923
Payable for daily variation margin on interest rate swap (Note 3)	–	–
Payable for daily variation margin on futures contracts (Note 3)	–	–
Line of credit commitment fee payable	107	1,588
Distributions payable	4,434	333,112
Administrative fees payable	17,881	73,088
Advisory fees payable (Note 6)	37,211	749,169
Audit fees payable	22,591	28,790
Accrued trustees fees and expenses	–	–
Accrued distribution (12b-1) and service fees payable	14,387	265,888
Accrued other expenses	13,998	201,380

Total liabilities	925,841	77,082,931

Net assets	$188,605,592	$3,266,377,434

Class M Shares:
Net assets (Applicable to 26,969,668, 203,965,334, 10,061,049, 986,804,449, 128,587,205, 18,225,080, 110,519, 5,710,892, and 1,079,520, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$115,710,672	$1,790,084,664

Net asset value, offering and redemption price per Class M share	$4.29	$8.78

Class I Shares:
Net assets (Applicable to 16,972,836, 167,950,889, 27,150,337, 1,304,411,305, 85,488,893, 25,108,406, 7,919,767, 22,805,695, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$72,894,920	$1,474,470,355

Net asset value, offering and redemption price per Class I share	$4.29	$8.78

Administrative Class:
Net assets (Applicable to 0, 160,741, 0, 1,658,251, 0, 0, 0, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$1,822,415

Net asset value, offering and redemption price per Administrative Class share	N/A	$11.34

Plan Class:
Net assets (Applicable to 0, 0, 0, 43,270,215, 0, 0, 0, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Capital paid-in (Note 8)	$236,701,830	$3,468,362,367
Undistributed (distributions in excess of) net investment income	282	443,121
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and swaptions	(48,091,329)	(224,032,601)
Net unrealized appreciation/(depreciation) on investments	(5,191)	21,500,723
Net unrealized appreciation/(depreciation) on futures contracts, swap contracts, foreign currency exchange contracts and swaptions	–	103,824

Net assets	$188,605,592	$3,266,377,434

See accompanying notes to financial statements.

135 / Semi-Annual Report September 2013

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2013 (Unaudited)

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
$437,486,812	$27,868,639,300	$2,195,664,091	$492,970,706	$89,993,876	$233,048,071	$5,979,932
21,019	1,385,223	2,705,372	15,934,054	230,932	2,731,137	177,126
–	30,000	–	–	–	–	–
–	1,492,208	–	–	–	–	–
–	–	–	632	–	–	–
167,270	80,304,380	–	79,814	–	–	139,566
1,526,941	115,421,603	35,535,451	2,261,709	148,008	1,042,804	19,423
2,933	–	–	3,570	12,349	–	11,078

9,443,905	1,460,735,675	28,549,171	–	1,530,005	–	–
–	–	4,173	–	–	8,074	–
3,376,498	66,017,437	24,209,865	2,623,901	15,000	458,445	–
–	273,141	–	1,000	–	750	–
34,554	105,887	16,945	63,464	52,498	21,347	12,027

452,059,932	29,594,404,854	2,286,685,068	513,938,850	91,982,668	237,310,628	6,339,152

–	42,703,070	–	–	–	4,001	–
13,685	735,540	–	35,060	–	–	–
–	1,291	–	–	–	–	–
57,658,879	4,685,369,595	56,333,887	8,143,049	10,568,962	2,659,618	39,149
3,962,132	70,948,701	8,504,367	560,603	535	183,954	45,255
–	5,077	–	–	–	–	–
1,406	334,633	–	18,070	–	–	10,680
195	13,327	1,039	253	44	104	3
16,678	6,242,730	899,569	38,293	468	368,471	1,877
25,641	500,104	57,094	23,761	9,902	21,411	9,266
109,887	7,037,394	875,191	247,260	36,309	351,288	3,199
26,726	86,196	27,762	–	1,650	22,812	21,064
26	12,360	1,793	–	–	57	2
17,661	1,801,664	256,449	42,098	194	9,372	–
36,132	2,481,778	380,008	27,472	–	14,841	4,671

61,869,048	4,818,273,460	67,337,159	9,135,919	10,618,064	3,635,929	135,166

$390,190,884	$24,776,131,394	$2,219,347,909	$504,802,931	$81,364,604	$233,674,699	$6,203,986

$105,522,140	$10,478,136,725	$1,333,229,311	$212,420,905	$1,119,770	$46,828,250	$6,203,986

$10.49	$10.62	$10.37	$11.66	$10.13	$8.20	$5.75

$284,668,744	$13,847,130,609	$886,118,598	$292,382,026	$80,244,834	$186,846,449	N/A

$10.48	$10.62	$10.37	$11.64	$10.13	$8.19	N/A

N/A	$17,617,000	N/A	N/A	N/A	N/A	N/A

N/A	$10.62	N/A	N/A	N/A	N/A	N/A

N/A	$433,247,060	N/A	N/A	N/A	N/A	N/A

N/A	$10.01	N/A	N/A	N/A	N/A	N/A

$379,826,706	$24,163,782,168	$2,179,008,690	$505,158,549	$80,798,163	$346,451,437	$99,375,706
137,943	10,145,909	(146,252)	289,122	–	70,751	(65)
(1,348,276)	(176,326,146)	50,079,775	1,199,485	155,738	(121,750,431)	(93,348,516)
11,469,051	736,867,806	(9,594,304)	(1,194,350)	410,703	8,927,487	37,896
105,460	41,661,657	–	(649,875)	–	(24,545)	138,965

$390,190,884	$24,776,131,394	$2,219,347,909	$504,802,931	$81,364,604	$233,674,699	$6,203,986

See accompanying notes to financial statements.

Semi-Annual Report September 2013 / 136

Metropolitan West Funds

Statements of Operations

For the Six Months Ended September 30, 2013 (Unaudited)

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND
Investment Income:
Interest	$1,288,255	$28,611,209
Dividends	1,306	14,980

Total investment income	1,289,561	28,626,189

Expenses:
Investment advisory fees (Note 6)	193,150	3,539,288
Administration fees	55,331	188,406
Commitment fee	511	7,804
Custodian fees	11,772	46,673
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	63,287	1,270,617
Administrative Class	–	864
Insurance expense	1,276	19,258
Miscellaneous expenses	1,791	7,944
Professional fees	19,164	29,993
Registration and filing fees	21,156	60,041
Reports to shareholders	4,952	91,712
Transfer agent fees	19,557	59,965
Trustees’ fees and expenses	813	11,842

Total operating expenses	392,760	5,334,407

Expenses waived and reimbursed (Note 6)	(66,787)	–

Net expenses	325,973	5,334,407

Net investment income	963,588	23,291,782

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Swap Contracts and Swaptions:
Net realized gain/(loss) on:
Investments	(1,069,618)	(936,967)
Futures contracts	–	–
Foreign currency exchange contracts	–	(166,138)
Swap contracts	–	–
Swaptions	–	–
Net change in unrealized appreciation/(depreciation) on:
Investments	384,583	(12,068,135)
Futures contracts	–	–
Foreign currency exchange contracts	–	365,283
Swap contracts	–	14,112
Swaptions	–	–

Net change in realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and swaptions	(685,035)	(12,791,845)

Net Increase/(Decrease) in Net Assets from Operations	$278,553	$10,499,937

See accompanying notes to financial statements.

137 / Semi-Annual Report September 2013

Metropolitan West Funds

Statements of Operations

For the Six Months Ended September 30, 2013 (Unaudited)

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND*	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$ 5,797,298	$ 476,782,539	$ 68,076,842	$ 6,205,098	$ 435,304	$ 6,348,416	$ 76,057
2,316	120,592	324,941	147,707	282	84,678	48

5,799,614	476,903,131	68,401,783	6,352,805	435,586	6,433,094	76,105

593,601	43,890,969	5,484,127	1,104,528	75,397	2,049,463	10,602
76,147	1,369,938	166,252	80,163	14,405	66,121	30,090
1,122	82,999	7,259	1,124	90	735	20
16,818	490,464	40,943	23,854	2,926	10,527	5,736

109,854	11,328,094	1,623,017	192,228	257	50,753	–
–	43,490	–	–	–	–	–
3,053	223,370	20,753	2,010	102	1,934	55
2,345	84,350	9,702	1,801	364	2,062	1,200
23,838	146,945	30,666	23,873	4,749	19,613	17,331
28,375	544,936	67,705	43,072	8,794	21,758	9,981
9,905	1,077,827	139,121	7,817	2,798	6,431	787
32,951	942,934	246,806	20,631	10,958	18,896	9,094
1,875	148,601	13,167	1,687	104	1,272	35

899,884	60,374,917	7,849,518	1,502,788	120,944	2,249,565	84,931

(43,788)	(7,579)	(193,961)	(43,795)	(31,633)	–	(57,507)

856,096	60,367,338	7,655,557	1,458,993	89,311	2,249,565	27,424

4,943,518	416,535,793	60,746,226	4,893,812	346,275	4,183,529	48,681

(1,554,532)	(290,118,193)	31,499,021	(2,344,393)	155,738	765,976	(3,691)
(39,357)	(17,433,727)	209,301	3,062,073	–	–	142,576
10,561	(3,798,568)	–	(240,961)	–	–	–
–	4,129,709	–	19,905	–	2,487	353,570
–	9,830,966	–	–	–	–	–

(4,616,135)	(491,060,236)	(81,836,284)	(4,794,497)	410,703	(4,135,896)	(14,873)
(61,809)	(1,407,623)	287,564	(537,060)	–	(20,544)	(23,373)
164,366	11,240,162	–	912	–	–	–
122,618	20,059,864	–	8,200	–	(4,260)	(13,633)
–	19,844,187	–	–	–	–	–

(5,974,288)	(738,713,459)	(49,840,398)	(4,825,821)	566,441	(3,392,237)	440,576

$(1,030,770)	$(322,177,666)	$ 10,905,828	$ 67,991	$ 912,716	$ 791,292	$ 489,257

*	The Floating Rate Income Fund Class M and Class I commenced operations on June 28, 2013.

See accompanying notes to financial statements.

Semi-Annual Report September 2013 / 138

Metropolitan West Funds

Statements of Changes in Net Assets

	ULTRA SHORT BOND FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013
Operations:
Net investment income	$963,588	$1,828,753
Net realized gain/(loss) on investments	(1,069,618)	(2,220,881)
Net realized gain/(loss) on futures contracts, foreign currency exchange contracts, swap contracts and swaptions	–	117,409
Net change in unrealized appreciation/(depreciation) on investments	384,583	4,750,188
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, swap contracts and swaptions	–	136,759

Net increase/(decrease) in net assets resulting from operations	278,553	4,612,228

Distributions to Shareholders from:
Net investment income:
Class M	(456,082)	(682,178)
Class I	(507,496)	(1,197,567)
Administrative Class	–	–
Plan Class	–	–
Net realized gains:
Class M	–	–
Class I	–	–
Administrative Class	–	–
Plan Class	–	–

Net decrease in net assets resulting from distributions	(963,578)	(1,879,745)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	88,076,885	36,086,581
Shares issued in reinvestment of distributions	439,620	670,600
Cost of shares redeemed	(29,464,376)	(18,094,738)

Total Class M capital share transactions	59,052,129	18,662,443

Class I:
Proceeds from sale of shares	26,981,201	23,980,077
Shares issued in reinvestment of distributions	497,392	1,176,329
Cost of shares redeemed	(22,163,995)	(33,995,015)

Total Class I capital share transactions	5,314,598	(8,838,609)

Administrative Class:
Proceeds from sale of shares	–	–
Shares issued in reinvestment of distributions	–	–
Cost of shares redeemed	–	–

Total Administrative Class capital share transactions	–	–

Plan Class:
Proceeds from sale of shares	–	–
Shares issued in reinvestment of distributions	–	–
Cost of shares redeemed	–	–

Total Plan Class capital share transactions	–	–

Net increase in net assets resulting from capital share transactions	64,366,727	9,823,834

Net increase/(decrease) in net assets	63,681,702	12,556,317
Net assets at beginning of period	124,923,890	112,367,573

Net assets at end of period (including undistributed (distributions in excess of) net investment income of $282, $272, $443,121, $244,177, $137,943, $76,841, $10,145,909 and $2,615,146, respectively)	$188,605,592	$124,923,890

See accompanying notes to financial statements.

139 / Semi-Annual Report September 2013

Metropolitan West Funds

Statements of Changes in Net Assets

LOW DURATION BOND FUND		INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013

$ 23,291,7825	$ 49,209,607	$ 4,943,518	$ 10,206,569	$ 416,535,793	$ 768,268,255
(936,967)	(25,663,514)	(1,554,532)	5,483,900	(290,118,193)	504,624,705

(166,138)	1,603,451	(28,796)	(608,829)	(7,271,620)	11,854,422
(12,068,135)	69,736,688	(4,616,135)	5,603,297	(491,060,236)	684,528,854

379,395	(236,867)	225,175	671,866	49,736,590	21,251,399

10,499,937	94,649,365	(1,030,770)	21,356,803	(322,177,666)	1,990,527,635

(12,635,106)	(33,072,975)	(1,448,702)	(3,193,207)	(169,587,736)	(326,080,037)
(10,454,434)	(16,522,638)	(3,433,714)	(6,953,325)	(232,323,848)	(470,022,358)
(3,298)	(31,658)	–	–	(310,663)	(355,273)
–	–	–	–	(6,782,783)	(8,622,203)

–	–	–	(1,742,734)	–	(199,366,308)
–	–	–	(3,659,575)	–	(266,194,236)
–	–	–	–	–	(248,839)
–	–	–	–	–	(6,506,906)

(23,092,838)	(49,627,271)	(4,882,416)	(15,548,841)	(409,005,030)	(1,277,396,160)

969,644,007	652,002,198	38,440,470	51,474,112	1,809,077,701	4,046,440,258
12,406,686	32,734,827	1,252,903	3,754,386	161,496,155	501,637,084
(204,016,056)	(789,297,216)	(47,935,389)	(31,538,365)	(1,982,372,270)	(2,193,909,525)

778,034,637	(104,560,191)	(8,242,016)	23,690,133	(11,798,414)	2,354,167,817

848,132,332	431,361,540	139,592,854	67,075,800	3,126,801,391	5,768,520,952
9,028,084	14,093,892	3,288,611	9,028,943	196,488,764	616,386,209
(240,417,284)	(222,345,043)	(51,830,135)	(75,777,998)	(2,765,765,471)	(4,378,454,039)

616,743,132	223,110,389	91,051,330	326,745	557,524,684	2,006,453,122

1,781,475	1,009,197	–	–	13,063,199	9,334,604
2,855	25,861	–	–	290,321	583,252
(69,341)	(2,574,002)	–	–	(10,910,037)	(1,490,463)

1,714,989	(1,538,944)	–	–	2,443,483	8,427,393

–	–	–	–	178,010,587	244,198,364
–	–	–	–	6,627,059	15,145,548
–	–	–	–	(89,799,169)	(35,088,267)

–	–	–	–	94,838,477	224,255,645

1,396,492,758	117,011,254	82,809,314	24,016,878	643,008,230	4,593,303,977

1,383,899,857	162,033,348	76,896,128	29,824,840	(88,174,466)	5,306,435,452
1,882,477,577	1,720,444,229	313,294,756	283,469,916	24,864,305,860	19,557,870,408

$3,266,377,434	$1,882,477,577	$390,190,884	$313,294,756	$24,776,131,394	$24,864,305,860

See accompanying notes to financial statements.

Semi-Annual Report September 2013 / 140

Metropolitan West Funds

Statements of Changes in Net Assets

	HIGH YIELD BOND FUND

	SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013
Operations:
Net investment income	$60,746,226	$148,276,282
Net realized gain/(loss) on investments	31,499,021	34,713,157
Net realized gain/(loss) on futures contracts, foreign currency exchange contracts, swap contracts and swaptions	209,301	11,045,322
Net change in unrealized appreciation/(depreciation) on investments	(81,836,284)	92,424,634
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, swap contracts and swaptions	287,564	(9,857,497)

Net increase in net assets resulting from operations	10,905,828	276,601,898

Distributions to Shareholders from:
Net investment income:
Class M	(34,211,904)	(81,823,827)
Class I	(24,669,974)	(74,811,164)
Net realized gains:
Class M	–	(6,182,089)
Class I	–	(5,358,464)

Net decrease in net assets resulting from distributions	(58,881,878)	(168,175,544)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	416,291,879	615,127,925
Shares issued in reinvestment of distributions	31,898,791	81,492,543
Cost of shares redeemed	(422,059,096)	(646,643,076)

Total Class M capital share transactions	26,131,574	49,977,392

Class I:
Proceeds from sale of shares	266,941,258	548,085,889
Shares issued in reinvestment of distributions	20,247,151	58,602,050
Cost of shares redeemed	(378,987,180)	(722,468,790)

Total Class I capital share transactions	(91,798,771)	(115,780,851)

Net increase/(decrease) in net assets resulting from capital share transactions	(65,667,197)	(65,803,459)

Net increase/(decrease) in net assets	(113,643,247)	42,622,895
Net assets at beginning of period	2,332,991,156	2,290,368,261

Net assets at end of period (including undistributed (distributions in excess of) net investment income of $(146,252), $(2,010,600), $289,122, $41,944, $0, $70,751, $(57,990), $(65) and $3, 780, respectively)	$2,219,347,909	$2,332,991,156

See accompanying notes to financial Investments.

141 / Semi-Annual Report September 2013

Metropolitan West Funds

Statements of Changes in Net Assets

UNCONSTRAINED BOND FUND		FLOATING RATE INCOME FUND*	STRATEGIC INCOME FUND		ALPHATRAK 500 FUND

SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)	SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013

$4,893,812	$2,297,616	$346,275	$4,183,529	$9,947,679	$48,681	$86,442
(2,344,393)	1,382,191	155,738	765,976	(6,393,913)	(3,691)	55,503
2,841,017	(63,361)	–	2,487	(22,687)	496,146	790,729
(4,794,497)	2,324,507	410,703	(4,135,896)	18,416,060	(14,873)	78,726
(527,948)	(164,793)	–	(24,804)	(673)	(37,006)	41,400

67,991	5,776,160	912,716	791,292	21,946,466	489,257	1,052,800

(1,996,952)	(1,460,705)	(2,862)	(697,273)	(1,329,169)	(52,526)	(80,166)
(2,649,682)	(845,079)	(343,413)	(3,357,515)	(8,608,589)	–	–

–	(492,793)	–	–	–	–	–
–	(251,924)	–	–	–	–	–

(4,646,634)	(3,050,501)	(346,275)	(4,054,788)	(9,937,758)	(52,526)	(80,166)

165,425,407	107,020,530	1,115,216	26,061,325	24,337,978	1,036,975	2,808,081
1,874,447	1,868,770	2,315	679,810	1,303,129	47,775	74,123
(52,850,969)	(20,686,661)	(756)	(16,145,867)	(11,437,094)	(1,473,659)	(2,839,053)

114,448,885	88,202,639	1,116,775	10,595,268	14,204,013	(388,909)	43,151

233,439,310	82,546,495	80,026,570	18,926,287	21,378,281	–	–
2,495,250	912,630	343,413	814,272	1,631,004	–	–
(28,981,940)	(4,077,822)	(688,595)	(8,970,944)	(17,477,792)	–	–

206,952,620	79,381,303	79,681,388	10,769,615	5,531,493	–	–

321,401,505	167,583,942	80,798,163	21,364,883	19,735,506	(388,909)	43,151

316,822,862	170,309,601	81,364,604	18,101,387	31,744,214	47,822	1,015,785
187,980,069	17,670,468	–	215,573,312	183,829,098	6,156,164	5,140,379

$504,802,931	$187,980,069	$81,364,604	$233,674,699	$215,573,312	$6,203,986	$6,156,164

*	The Floating Rate Income Fund Class M and Class I commenced operations on June 28, 2013.

See accompanying notes to financial Investments.

Semi-Annual Report September 2013 / 142

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Period	$ 4.31	$ 4.20	$ 4.24	$ 4.04	$ 3.53	$ 4.64

Income from Investment Operations:
Net investment income[1]	0.02	0.06	0.08	0.11	0.20	0.25
Net realized and unrealized gain/(loss) on investments,futures contracts and swap contracts	(0.01)	0.12	(0.04)	0.21	0.51	(1.10)

Total Income/(Loss) from Investment Operations	0.01	0.18	0.04	0.32	0.71	(0.85)

Less Distributions:
From net investment income	(0.03)	(0.07)	(0.08)	(0.12)	(0.20)	(0.26)

Total Distributions	(0.03)	(0.07)	(0.08)	(0.12)	(0.20)	(0.26)

Net Asset Value, End of Period	$ 4.29	$ 4.31	$ 4.20	$ 4.24	$ 4.04	$ 3.53

Total Return	0.14%	4.26%	1.00%	8.01%	20.74%	(18.85)%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$115,711	$56,977	$37,261	$42,174	$22,020	$35,929
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.59%[3]	0.64%	0.68%	0.65%	0.95%	0.63%
After expense waivers and reimbursements	0.50%[3]	0.50%	0.51%	0.50%	0.73%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.16%[3]	1.50%	1.90%	2.57%	5.24%	5.84%
Portfolio Turnover Rate	21%[4]	43%	29%	42%	43%	20%

[1]	Per share numbers have been calculated using the average share method.
[2]	The Fund did not incur any interest expense for the six months ended September 30, 2013, the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.50%.
[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

143 / Semi-Annual Report September 2013

Metropolitan West Funds

Financial Highlights

ULTRA SHORT BOND FUND CLASS I
SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)		YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Period	$ 4.32	$ 4.21	$ 4.25	$ 4.04	$ 3.53	$ 4.64

Income from Investment Operations:
Net investment income[1]	0.03	0.07	0.09	0.12	0.19	0.26
Net realized and unrealized gain/(loss) on investments, futures contracts and swap contracts	(0.03)	0.11	(0.04)	0.22	0.53	(1.10)

Total Income/(Loss) from Investment Operations	–	0.18	0.05	0.34	0.72	(0.84)

Less Distributions:
From net investment income	(0.03)	(0.07)	(0.09)	(0.13)	(0.21)	(0.27)

Total Distributions	(0.03)	(0.07)	(0.09)	(0.13)	(0.21)	(0.27)

Net Asset Value, End of Period	$ 4.29	$ 4.32	$ 4.21	$ 4.25	$ 4.04	$ 3.53

Total Return	(0.02)%	4.42%	1.17%	8.43%	20.93%	(18.72)%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$72,895	$67,947	$75,106	$71,173	$79,830	$60,060
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.43%[3]	0.48%	0.52%	0.49%	0.79%	0.47%
After expense waivers and reimbursements	0.34%[3]	0.34%	0.35%	0.34%	0.57%	0.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.34%[3]	1.70%	2.03%	2.83%	4.93%	6.09%
Portfolio Turnover Rate	21%[4]	43%	29%	42%	43%	20%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the six months ended September 30, 2013, the fiscal years ended March 31, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.34%.

[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2013 / 144

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Period	$8.83	$8.60	$8.65	$8.21	$7.08	$8.81

Income from Investment Operations:
Net investment income[1]	0.08	0.25	0.26	0.26	0.33	0.49
Net realized and unrealized gain/(loss) on investments,futures contracts, foreign currency exchange contracts and swap contracts	(0.04)	0.23	(0.05)	0.44	1.15	(1.70)

Total Income/(Loss) from Investment Operations	0.04	0.48	0.21	0.70	1.48	(1.21)

Less Distributions:
From net investment income	(0.09)	(0.25)	(0.26)	(0.26)	(0.35)	(0.52)

Total Distributions	(0.09)	(0.25)	(0.26)	(0.26)	(0.35)	(0.52)

Net Asset Value, End of Period	$8.78	$8.83	$8.60	$8.65	$8.21	$7.08

Total Return	0.40%	5.64%	2.53%	8.63%	21.45%	(14.20)%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,790,085	$1,140,625	$1,214,668	$1,356,201	$1,032,666	$656,275
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.53%[3]	0.57%	0.59%	0.58%	0.71%	0.62%
After expense waivers and reimbursements	0.53%[3]	0.57%	0.59%	0.58%	0.69%	0.59%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.91%[3]	2.83%	3.06%	3.01%	4.32%	6.00%
Portfolio Turnover Rate	21%[4]	60%	60%	87%	36%	38%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the six months ended September 30, 2013, the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal years ended March 31, 2010, and March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010 and March 31, 2009 would have been 0.58% and 0.58% respectively.

[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

145 / Semi-Annual Report September 2013

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Period	$8.83	$8.60	$8.66	$8.22	$7.08	$8.82

Income from Investment Operations:
Net investment income[1]	0.09	0.26	0.28	0.27	0.35	0.50
Net realized and unrealized gain/(loss) on investments,futures contracts, foreign currency exchange contracts,swap contracts and written options	(0.05)	0.24	(0.06)	0.45	1.16	(1.71)

Total Income/(Loss) from Investment Operations	0.04	0.50	0.22	0.72	1.51	(1.21)

Less Distributions:
From net investment income	(0.09)	(0.27)	(0.28)	(0.28)	(0.37)	(0.53)

Total Distributions	(0.09)	(0.27)	(0.28)	(0.28)	(0.37)	(0.53)

Net Asset Value, End of Period	$8.78	$8.83	$8.60	$8.66	$8.22	$7.08

Total Return	0.50%	5.84%	2.61%	8.82%	21.83%	(14.13)%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,474,470	$741,747	$504,182	$573,395	$476,233	$313,864
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.34%[3]	0.38%	0.40%	0.39%	0.52%	0.43%
After expense waivers and reimbursements	0.34%[3]	0.38%	0.40%	0.39%	0.50%	0.40%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.07%[3]	3.00%	3.24%	3.20%	4.52%	6.19%
Portfolio Turnover Rate	21%[4]	60%	60%	87%	36%	38%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the six months ended September 30, 2013, the fiscal years ended March 31, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal years ended March 31, 2010, and March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010 and March 31, 2009 would have been 0.39% and 0.39% respectively.

[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2013 / 146

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND ADMINISTRATIVE CLASS*
	SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	PERIOD ENDED MARCH 31, 2010
Net Asset Value, Beginning of Period	$11.41	$11.11	$11.18	$10.61	$10.00

Income from Investment Operations:
Net investment income[1]	0.09	0.32	0.31	0.31	0.15
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts and swap contracts	(0.06)	0.28	(0.06)	0.57	0.64

Total Income from Investment Operations	0.03	0.60	0.25	0.88	0.79

Less Distributions:
From net investment income	(0.10)	(0.30)	(0.32)	(0.31)	(0.18)

Total Distributions	(0.10)	(0.30)	(0.32)	(0.31)	(0.18)

Net Asset Value, End of Period	$11.34	$11.41	$11.11	$11.18	$10.61

Total Return	0.25%	5.46%	2.28%	8.41%	7.91%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,822	$105	$1,594	$2,133	$1,029
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.73%[4]	0.77%	0.79%	0.78%	0.91%[4]
After expense waivers and reimbursements	0.73%[4]	0.77%	0.79%	0.78%	0.89%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.54%[4]	2.85%	2.82%	2.78%	2.72%[4]
Portfolio Turnover Rate	21%[2]	60%	60%	87%	36%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]

The Fund did not incur any interest expense for the six months ended September 30, 2013, the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.78%.

[4]	Annualized.
*	The Low Duration Bond Fund Administrative Class Shares commenced operations on September 23, 2009.

See accompanying notes to financial statements.

147 / Semi-Annual Report September 2013

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Period	$10.69	$10.47	$10.31	$10.17	$9.09	$10.17

Income from Investment Operations:
Net investment income[1]	0.15	0.35	0.40	0.44	0.49	0.52
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts and swap contracts	(0.20)	0.40	0.16	0.50	1.14	(0.93)

Total Income/(Loss) from Investment Operations	(0.05)	0.75	0.56	0.94	1.63	(0.41)

Less Distributions:
From net investment income	(0.15)	(0.35)	(0.40)	(0.44)	(0.49)	(0.52)
From net capital gains	–	(0.18)	–	(0.36)	(0.01)	(0.15)
From return of capital	–	–	–	–	(0.05)	(0.00)[2]

Total Distributions	(0.15)	(0.53)	(0.40)	(0.80)	(0.55)	(0.67)

Net Asset Value, End of Period	$10.49	$10.69	$10.47	$10.31	$10.17	$9.09

Total Return	(0.51)%	7.28%	5.56%	9.50%	18.32%	(3.95%)

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$105,522	$115,576	$89,990	$56,748	$44,805	$25,901
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.68%[4]	0.69%	0.72%	0.72%	0.81%	0.77%
After expense waivers and reimbursements	0.65%[4]	0.65%	0.66%	0.65%	0.70%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.81%[4]	3.24%	3.89%	4.24%	5.00%	5.47%
Portfolio Turnover Rate	98%[5]	119%	145%	192%	95%	178%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund did not incur any interest expense for the six months ended September 30, 2013, the fiscal years ended March 31, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.65%.

[4]	Annualized.
[5]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2013 / 148

Metropolitan West Funds

Financial Highlights

INTERMEDIATE BOND FUND CLASS I
SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)		YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Period	$10.69	$10.47	$10.30	$10.17	$9.09	$10.17

Income from Investment Operations:
Net investment income[1]	0.16	0.37	0.43	0.46	0.51	0.54
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts and swap contracts	(0.21)	0.40	0.16	0.50	1.14	(0.93)

Total Income/(Loss) from Investment Operations	(0.05)	0.77	0.59	0.96	1.65	(0.39)

Less Distributions:
From net investment income	(0.16)	(0.37)	(0.42)	(0.47)	(0.51)	(0.54)
From net capital gains	–	(0.18)	–	(0.36)	(0.01)	(0.15)
From return of capital	–	–	–	–	(0.05)	(0.00)[2]

Total Distributions	(0.16)	(0.55)	(0.42)	(0.83)	(0.57)	(0.69)

Net Asset Value, End of Period	$10.48	$10.69	$10.47	$10.30	$10.17	$9.09

Total Return	(0.50)%	7.50%	5.89%	9.62%	18.57%	(3.75)%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$284,669	$197,719	$193,480	$144,364	$162,363	$140,274
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.47%[4]	0.48%	0.51%	0.51%	0.60%	0.56%
After expense waivers and reimbursements	0.44%[4]	0.44%	0.45%	0.44%	0.49%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.96%[4]	3.46%	4.11%	4.45%	5.25%	5.62%
Portfolio Turnover Rate	98%[5]	119%	145%	192%	95%	178%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund did not incur any interest expense for the six months ended September 30, 2013, the fiscal years ended March 31, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.44%.

[4]	Annualized.
[5]	Non-Annualized.

See accompanying notes to financial statements.

149 / Semi-Annual Report September 2013

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Period	$ 10.92	$ 10.54	$ 10.41	$ 10.16	$ 8.89	$ 9.82

Income from Investment Operations:
Net investment income[1]	0.17	0.36	0.45	0.47	0.57	0.53
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	(0.30)	0.62	0.21	0.42	1.26	(0.74)

Total Income/(Loss) from Investment Operations	(0.13)	0.98	0.66	0.89	1.83	(0.21)

Less Distributions:
From net investment income	(0.17)	(0.38)	(0.45)	(0.47)	(0.56)	(0.55)
From net capital gains	–	(0.22)	(0.08)	(0.17)	–	(0.17)

Total Distributions	(0.17)	(0.60)	(0.53)	(0.64)	(0.56)	(0.72)

Net Asset Value, End of Period	$ 10.62	$ 10.92	$ 10.54	$ 10.41	$ 10.16	$ 8.89

Total Return	(1.20)%	9.46%	6.55%	8.86%	21.16%	(2.10%)

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$10,478,137	$10,806,099	$8,154,998	$6,999,143	$4,645,082	$3,275,319
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.60%[3]	0.61%	0.63%	0.63%	0.72%	0.65%
After expense waivers and reimbursements	0.60%[3]	0.61%	0.63%	0.63%	0.72%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.20%[3]	3.30%	4.33%	4.47%	5.88%	5.74%
Portfolio Turnover Rate	128%[4]	160%	156%	228%	141%	220%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the six months ended September 30, 2013, the fiscal years ended March 31, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended for March 31, 2010 would have been 0.65%.

[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2013 / 150

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Period	$10.92	$10.54	$10.41	$10.16	$8.89	$9.82

Income from Investment Operations:
Net investment income[1]	0.18	0.38	0.47	0.49	0.58	0.55
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	(0.30)	0.62	0.21	0.42	1.27	(0.75)

Total Income/(Loss) from Investment Operations	(0.12)	1.00	0.68	0.91	1.85	(0.20)

Less Distributions:
From net investment income	(0.18)	(0.40)	(0.47)	(0.49)	(0.58)	(0.56)
From net capital gains	–	(0.22)	(0.08)	(0.17)	–	(0.17)

Total Distributions	(0.18)	(0.62)	(0.55)	(0.66)	(0.58)	(0.73)

Net Asset Value, End of Period	$10.62	$10.92	$10.54	$10.41	$10.16	$8.89

Total Return	(1.10)%	9.69%	6.78%	9.08%	21.42%	(1.89)%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$13,847,131	$13,693,971	$11,275,951	$5,972,132	$3,784,988	$2,021,994
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.39%[3]	0.40%	0.42%	0.42%	0.51%	0.44%
After expense waivers and reimbursements	0.39%[3]	0.40%	0.42%	0.42%	0.51%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.41%[3]	3.52%	4.53%	4.67%	6.03%	5.95%
Portfolio Turnover Rate	128%[4]	160%	156%	228%	141%	220%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the six months ended September 30, 2013, the fiscal years ended March 31, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.44%.

[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

151 / Semi-Annual Report September 2013

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND ADMINISTRATIVE CLASS*

	SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	PERIOD ENDED MARCH 31, 2010
Net Asset Value, Beginning of Period	$10.93	$10.55	$10.42	$10.17	$10.00

Income from Investment Operations:
Net investment income[1]	0.16	0.33	0.43	0.44	0.13
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	(0.31)	0.63	0.21	0.42	0.17

Total Income/(Loss) from Investment Operations	(0.15)	0.96	0.64	0.86	0.30

Less Distributions:
From net investment income	(0.16)	(0.36)	(0.43)	(0.44)	(0.13)
From net capital gains	–	(0.22)	(0.08)	(0.17)	–

Total Distributions	(0.16)	(0.58)	(0.51)	(0.61)	(0.13)

Net Asset Value, End of Period	$10.62	$10.93	$10.55	$10.42	$10.17

Total Return	(1.39)%	9.24%	6.34%	8.63%	3.05%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$17,617	$15,783	$7,061	$6,681	$1,194
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.80%[4]	0.81%	0.83%	0.83%	0.92%
After expense waivers and reimbursements	0.80%[4]	0.81%	0.83%	0.83%	0.92%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.99%[4]	3.04%	4.14%	4.16%	4.66%
Portfolio Turnover Rate	128%[2]	160%	156%	228%	141%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]

The Fund did not incur any interest expense for the six months ended September 30, 2013, the fiscal years ended March 31, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.85%.

[4]	Annualized.
*	The Total Return Bond Fund Administrative Class Shares commenced operations on December 18, 2009.

See accompanying notes to financial statements.

Semi-Annual Report September 2013 / 152

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND PLAN CLASS*

	SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	PERIOD ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$10.30	$9.95	$10.00

Income from Investment Operations:
Net investment income[1]	0.17	0.35	0.30
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	(0.29)	0.60	0.07

Total Income/(Loss) from Investment Operations	(0.12)	0.95	0.37

Less Distributions:
From net investment income	(0.17)	(0.38)	(0.34)
From net capital gains	–	(0.22)	(0.08)

Total Distributions	(0.17)	(0.60)	(0.42)

Net Asset Value, End of Period	$10.01	$10.30	$9.95

Total Return	(1.17)%	9.73%	3.81%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$433,247	$348,453	$119,860
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.39%[4]	0.40%	0.41%[4]
After expense waivers and reimbursements	0.39%[4]	0.39%	0.40%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.39%[4]	3.42%	4.43%[4]
Portfolio Turnover Rate	128%[2]	160%	156%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	The Fund did not incur any interest expense for the six months ended September 30, 2013, the fiscal years ended March 31 and March 31, 2012.
[4]	Annualized.
*	The Total Return Bond Fund Plan Class Shares commenced operations on August 1, 2011.

See accompanying notes to financial statements.

153 / Semi-Annual Report September 2013

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010
Net Asset Value, Beginning of Period	$10.59	$10.11	$10.94	$10.40	$7.65

Income from Investment Operations:
Net investment income[1]	0.29	0.64	0.73	0.82	0.92
Net realized and unrealized gain/(loss) on investments, futures contracts and swap contracts	(0.23)	0.57	(0.68)	0.59	2.78

Total Income from Investment Operations	0.06	1.21	0.05	1.41	3.70

Less Distributions:
From net investment income	(0.28)	(0.68)	(0.76)	(0.82)	(0.91)
From net capital gains	–	(0.05)	(0.12)	(0.05)	(0.04)

Total Distributions	(0.28)	(0.73)	(0.88)	(0.87)	(0.95)

Redemption fees added to paid-in capital (Note 8)	–	–	0.00 [2]	0.00 [2]	0.00

Net Asset Value, End of Period	$10.37	$10.59	$10.11	$10.94	$10.40

Total Return	0.55%	12.40%	0.68%	14.19%	49.85%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,333,229	$1,335,683	$1,227,806	$1,351,022	$523,717
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.82%[4]	0.81%	0.85%	0.85%	0.88%
After expense waivers and reimbursements	0.80%[4]	0.79%	0.82%	0.80%	0.81%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.44%[4]	6.20%	7.14%	7.73%	9.29%
Portfolio Turnover Rate	37%[5]	74%	54%	34%	40%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund did not incur any interest expense for the six months ended September 30, 2013, the fiscal years ended March 31, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.80%.

[4]	Annualized.
[5]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2013 / 154

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Period	$10.59	$10.11	$10.94	$10.40	$7.65	$9.71

Income from Investment Operations:
Net investment income[1]	0.30	0.66	0.75	0.85	0.95	0.91
Net realized and unrealized gain/(loss) on investments, futures contracts and swap contracts	(0.23)	0.57	(0.68)	0.59	2.77	(2.09)

Total Income/(Loss) from Investment Operations	0.07	1.23	0.07	1.44	3.72	(1.18)

Less Distributions:
From net investment income	(0.29)	(0.70)	(0.78)	(0.85)	(0.93)	(0.89)
From net capital gains	–	(0.05)	(0.12)	(0.05)	(0.04)	–

Total Distributions	(0.29)	(0.75)	(0.90)	(0.90)	(0.97)	(0.89)

Redemption fees added to paid-in capital (Note 8)	–	–	–	0.00 [2]	0.00 [2]	0.01

Net Asset Value, End of Period	$10.37	$10.59	$10.11	$10.94	$10.40	$7.65

Total Return	0.68%	12.67%	0.93%	14.48%	50.22%	(12.37)%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$886,119	$997,308	$1,062,563	$765,086	$252,022	$106,895
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.57%[4]	0.57%	0.60%	0.60%	0.63%	0.73%
After expense waivers and reimbursements	0.55%[4]	0.54%	0.57%	0.55%	0.56%	0.55%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.69%[4]	6.46%	7.35%	7.99%	9.82%	10.88%
Portfolio Turnover Rate	37%[5]	74%	54%	34%	40%	107%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund did not incur any interest expense for the six months ended September 30, 2013, the fiscal years ended March 31, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.55%.

[4]	Annualized.
[5]	Non-Annualized.

See accompanying notes to financial statements.

155 / Semi-Annual Report September 2013

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS M*
	SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	PERIOD ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$11.81	$11.23	$10.00

Income from Investment Operations:
Net investment income[1]	0.16	0.36	0.32
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts and swap contracts	(0.16)	0.61	1.24

Total Income from Investment Operations	–	0.97	1.56

Less Distributions:
From net investment income	(0.15)	(0.39)	(0.31)
From net capital gains	–	–	(0.02)

Total Distributions	(0.15)	(0.39)	(0.33)

Net Asset Value, End of Period	$11.66	$11.81	$11.23

Total Return	0.04%	9.72%	15.72%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$212,421	$100,087	$9,894
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	1.02%[4]	1.35%	2.86%[4]
After expense waivers and reimbursements	0.99%[4]	0.99%	0.99%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.73%[4]	3.07%	6.11%[4]
Portfolio Turnover Rate	32%[2]	43%	29%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	The Fund did not incur any interest expense for the six months ended September 30, 2013, the fiscal years ended March 31 and March 31, 2012.
[4]	Annualized.
*	The Unconstrained Bond Fund Class M Shares commenced operations on October 1, 2011.

See accompanying notes to financial statements.

Semi-Annual Report September 2013 / 156

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS I*
	SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	PERIOD ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$11.80	$11.22	$10.00

Income from Investment Operations:
Net investment income[1]	0.18	0.38	0.33
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts and swap contracts	(0.17)	0.62	1.23

Total Income from Investment Operations	0.01	1.00	1.56

Less Distributions:
From net investment income	(0.17)	(0.42)	(0.32)
From net capital gains	–	–	(0.02)

Total Distributions	(0.17)	(0.42)	(0.34)

Net Asset Value, End of Period	$11.64	$11.80	$11.22

Total Return	0.08%	9.98%	15.85%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$292,382	$87,893	$7,776
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.77%[4]	1.10%	2.60%[4]
After expense waivers and reimbursements	0.75%[4]	0.75%	0.75%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.00%[4]	3.21%	6.23%[4]
Portfolio Turnover Rate	32%[2]	43%	29%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	The Fund did not incur any interest expense for the six months ended September 30, 2013, the fiscal years ended March 31 and March 31, 2012 .
[4]	Annualized.
*	The Unconstrained Bond Fund Class I Shares commenced operations on October 1, 2011.

See accompanying notes to financial statements.

157 / Semi-Annual Report September 2013

Metropolitan West Funds

Financial Highlights

FLOATING RATE INCOME FUND CLASS M* PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income[1]	0.07
Net realized and unrealized gain on investments, futures contracts, foreign currency exchange contracts and swap contracts	0.11

Total Income from Investment Operations	0.18

Less Distributions:
From net investment income	(0.05)

Total Distributions	(0.05)

Net Asset Value, End of Period	$10.13

Total Return	1.79%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,120
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	1.13%[4]
After expense waivers and reimbursements	0.85%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.71%[4]
Portfolio Turnover Rate	20%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	The Fund did not incur any interest expense for the period ended September 30, 2013.
[4]	Annualized.
*	The Floating Rate Income Fund Class M Shares commenced operations on June 28, 2013.

See accompanying notes to financial statements.

Semi-Annual Report September 2013 / 158

Metropolitan West Funds

Financial Highlights

FLOATING RATE INCOME FUND CLASS I*
PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)
Net Asset Value, Beginning of Period	$ 10.00

Income from Investment Operations:
Net investment income[1]	0.06
Net realized and unrealized gain on investments, futures contracts, foreign currency exchange contracts and swap contracts	0.12

Total Income from Investment Operations	0.18

Less Distributions:
From net investment income	(0.05)

Total Distributions	(0.05)

Net Asset Value, End of Period	$ 10.13

Total Return	1.83%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$80,245
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.88%[4]
After expense waivers and reimbursements	0.65%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.52%[4]
Portfolio Turnover Rate	20%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	The Fund did not incur any interest expense for the period ended September 30, 2013.
[4]	Annualized.
*	The Floating Rate Income Fund Class I Shares commenced operations on June 28, 2013.

See accompanying notes to financial statements.

159 / Semi-Annual Report September 2013

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Period	$8.32	$7.82	$8.21	$7.45	$5.69	$8.85

Income from Investment Operations:
Net investment income[1]	0.15	0.39	0.44	0.40	0.58	0.89
Net realized and unrealized gain/(loss) on investments, futures contracts and swap contracts	(0.13)	0.51	(0.36)	0.78	1.91	(2.98)

Total Income/(Loss) from Investment Operations	0.02	0.90	0.08	1.18	2.49	(2.09)

Less Distributions:
From net investment income	(0.14)	(0.40)	(0.47)	(0.42)	(0.73)	(1.07)

Total Distributions	(0.14)	(0.40)	(0.47)	(0.42)	(0.73)	(1.07)

Net Asset Value, End of Period	$8.20	$8.32	$7.82	$8.21	$7.45	$5.69

Total Return	0.28%	11.80%	1.11%	16.21%	46.49%	(25.33)%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$46,828	$36,823	$20,882	$88,162	$47,906	$8,020
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	2.23%[3]	2.16%	2.14%	2.22%	2.01%	0.79%
After expense waivers and reimbursements	2.23%[3]	2.16%	2.14%	2.22%	2.01%	0.79%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.55%[3]	4.85%	5.52%	5.10%	8.41%	11.19%
Portfolio Turnover Rate	24%[4]	50%	70%	93%	208%	294%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the six months ended September 30, 2013, the fiscal years ended March 31, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal years ended March 31, 2010 and March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010 and March 31, 2009 would have been 1.63% and 0.60%, respectively.

[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2013 / 160

Metropolitan West Funds

Financial Highlights

STRATEGIC INCOME FUND CLASS 1
SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)		YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Period	$8.32	$7.82	$8.21	$7.44	$5.69	$8.85

Income from Investment Operations:
Net investment income[1]	0.16	0.42	0.49	0.43	0.71	0.95
Net realized and unrealized gain/(loss) on investments,futures contracts and swap contracts	(0.14)	0.50	(0.39)	0.78	1.79	(3.02)

Total Income/(Loss) from Investment Operations	0.02	0.92	0.10	1.21	2.50	(2.07)

Less Distributions:
From net investment income	(0.15)	(0.42)	(0.49)	(0.44)	(0.75)	(1.09)

Total Distributions	(0.15)	(0.42)	(0.49)	(0.44)	(0.75)	(1.09)

Net Asset Value, End of Period	$8.19	$8.32	$7.82	$8.21	$7.44	$5.69

Total Return	0.28%	12.08%	1.36%	16.66%	46.65%	(25.14)%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$186,846	$178,751	$162,947	$180,409	$167,570	$119,302
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	1.98%[3]	1.91%	1.89%	1.97%	1.76%	0.51%
After expense waivers and reimbursements	1.98%[3]	1.91%	1.89%	1.97%	1.76%	0.51%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.81%[3]	5.18%	6.19%	5.41%	10.56%	12.39%
Portfolio Turnover Rate	24%[4]	50%	70%	93%	208%	294%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the six months ended September 30, 2013, the fiscal years ended March 31, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal years ended March 31, 2010 and March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010 and March 31, 2009 would have been 1.38% and 0.32%, respectively.

[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

161 / Semi-Annual Report September 2013

Metropolitan West Funds

Financial Highlights

	ALPHATRAK 500 FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Period	$5.35	$4.63	$4.48	$3.79	$2.96	$6.71

Income from Investment Operations:
Net investment income[1]	0.04	0.07	0.11	0.12	0.15	0.29
Net realized and unrealized gain/(loss) on investments,futures contracts and swap contracts	0.41	0.71	0.21	0.84	2.45	(4.01)

Total Income/(Loss) from Investment Operations	0.45	0.78	0.32	0.96	2.60	(3.72)

Less Distributions:
From net investment income	(0.05)	(0.06)	(0.09)	(0.17)	(0.18)	(0.03)
From net capital gains	–	–	–	–	(0.22)	–
From return of capital	–	–	(0.08)	(0.10)	(1.37)	–

Total Distributions	(0.05)	(0.06)	(0.17)	(0.27)	(1.77)	(0.03)

Net Asset Value, End of Period	$5.75	$5.35	$4.63	$4.48	$3.79	$2.96

Total Return	8.65%	16.88%	7.35%	26.31%	96.57%	(55.65)%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$6,204	$6,156	$5,140	$9,780	$11,039	$59,334
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	2.79%[3]	2.94%	2.09%	1.88%	1.30%	0.24%
After expense waivers and reimbursements	0.90%[3]	0.91%[4]	0.97%	0.90%	1.21%	0.22%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.60%[3]	1.45%	2.75%	3.14%	3.84%	5.57%
Portfolio Turnover Rate	22%[5]	41%	31%	71%	24%	145%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the six months ended September 30, 2013, the fiscal years ended March 31, March 31, 2012 and March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.90%.

[3]	Annualized.
[4]	The 0.91% represents the current expense waivers and reimbursements which is 0.01% over the expense cap. The after expense waivers and reimbursements would of been 0.90%.
[5]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2013 / 162

Notes to Financial Statements (Unaudited)

September 30, 2013

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of nine separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Unconstrained Bond Fund (the “Unconstrained Bond Fund”), Metropolitan West Floating Rate Income Fund (the “Floating Rate Income Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”) and Metropolitan West Alpha Trak 500 Fund (the “Alpha Trak 500 Fund”). The Ultra Short Bond Fund commenced investment operations on June 30, 2003 with the Class M shares. Class I was added on July 31, 2004. The Low Duration Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000, and the Administration Class was added on September 22, 2009. The Intermediate Bond Fund commenced investment operations on June 28, 2002 with the Class I shares. Class M was added on June 30, 2004. The Total Return Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000; Administrative Class was added on December 18, 2009; and the Plan Class added on August 1, 2011. The High Yield Bond Fund commenced investment operations on September 30, 2002 with Class M shares. Class I was added on March 31, 2003. The Unconstrained Bond Fund commenced investment operations on October 1, 2011 with Class M and Class I shares. The Floating Rate Income Fund commenced investment operation on June 28, 2013 with Class M and Class I shares. The Strategic Income Fund commenced investment operations on June 30, 2003 with Class M shares. Class I was added on March 31, 2004. The Alpha Trak 500 Fund commenced investment operations on June 29, 1998 with Class M shares.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity will normally exceed one year.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a diversified portfolio of high-yield, fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates.

The Floating Rate Income Fund seeks primarily to maximize current income with a secondary objective of long term capital appreciation.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund will focus on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund will focus on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

163 / Semi-Annual Report September 2013

Notes to Financial Statements (Unaudited) (Continued)

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectuses and the Statement of Additional Information, which can be obtained at www.mwamllc.com or by calling (800) 241-4671.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds:

Net Asset Value:

The Net Asset Value of each Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the Class/Fund on each business day as of 4 p.m. ET.

Security Valuation:

Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors or broker quotes. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees (the “Board”). Securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendors’ prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy composed of a relevant security (i.e., U.S. Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. Debt securities which mature in less than 60 days are valued at amortized cost if their original maturity was 60 days or less. If their original term to maturity exceeded 60 days, they are valued by amortizing the value as of the 61st day prior to maturity (unless the Board determines that this method does not represent fair value). S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported net asset value of such investments.

Fair value methods used by the Board include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Pricing Committee of the Board, generally based upon recommendation provided by Metropolitan West (“MetWest”). When the Fund uses these fair valuation methods applied by MetWest that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflect fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Foreign Currency Translation:

The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales,

Semi-Annual Report September 2013 / 164

Notes to Financial Statements (Unaudited) (Continued)

income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statements of operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Foreign Taxes:

The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Securities and Derivatives Transactions and Investment Income:

Securities transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Cost is determined and gains and losses are based on the first-in, first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the AlphaTrak 500 Fund) expect to declare distributions daily and pay them monthly to shareholders. The AlphaTrak 500 Fund expects to declare and pay distributions to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are subject to examination by U.S. federal and state tax authorities for returns files for the prior three and four fiscal years, respectively.

As of and during the period ended September 30, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

Recent Accounting Pronouncements:

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure non controlling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Cash and cash equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts.

165 / Semi-Annual Report September 2013

Notes to Financial Statements (Unaudited) (Continued)

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

*  Level 1 - unadjusted quoted prices in active markets for identical securities

*  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds,                     credit risk, etc.)

*  Level 3 - significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Money market funds. Money market funds are open-ended mutual funds that invest in short-term debt securities To the extent that these funds are valued based upon the reported net asset value, they are categorized in Level 1 of the fair value hierarchy.

Short-term investments. Short-term investments (commercial paper and repurchase agreements) having a maturity of 60 days or less generally are valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be in Level 3.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Semi-Annual Report September 2013 / 166

Notes to Financial Statements (Unaudited) (Continued)

U.S. and Foreign government and agency securities. U.S. and Foreign government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Some government securities are actively traded and transparent in the market place. As such, they can be level 1. Other government and agencies securities are quoted based in similar securities and yields and therefore, would be in level 2.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Foreign currency contracts. The fair value of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as indices and exchange rates. Foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options and Swaptions contracts. Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over the counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit default swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total return swaps. Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

As of September 30, 2013, Level 3 securities consist of certain asset-backed securities, bank loans, collateralized mortgage obligations and corporate bonds.

167 / Semi-Annual Report September 2013

Notes to Financial Statements (Unaudited) (Continued)

The summary of inputs used to value each Fund’s net assets as of September 30, 2013 is as follows:

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$–	$2,453,720	$–	$2,453,720
Money Market Funds	3,762,000	–	–	3,762,000
U.S. Agency Discount Notes	–	21,624,412	–	21,624,412
Long-Term Investments:
Asset-Backed Securities	–	2,602,502	–	2,602,502
Bank Loans	–	640,125	–	640,125
Corporates	–	24,549,637	–	24,549,637
Foreign Government Obligations	–	644,892	–	644,892
Mortgage-Backed	–	111,445,444	80,514	111,525,958
Municipal Bonds	–	1,242,391	–	1,242,391
U.S. Agency Securities	–	6,590,267	–	6,590,267
U.S. Treasury Securities	11,618,517	–	–	11,618,517

Total	$15,380,517	$171,793,390	$80,514	$187,254,421

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$–	$66,734,288	$–	$66,734,288
Money Market Funds	64,978,000	–	–	64,978,000
Repurchase Agreements	–	120,000,000	–	120,000,000
U.S. Agency Discount Notes	–	419,973,242	–	419,973,242
Long-Term Investments:
Asset-Backed Securities	–	271,213,984	–	271,213,984
Bank Loans	–	31,000,495	–	31,000,495
Corporates	–	652,751,711	797,500	653,549,211
Foreign Government Obligations	–	18,065,458	–	18,065,458
Mortgage-Backed	–	1,355,462,238	5,454,643	1,360,916,881
Municipal Bonds	–	22,427,097	–	22,427,097
U.S. Agency Securities	–	94,392,456	–	94,392,456
U.S. Treasury Securities	184,912,253	–	–	184,912,253
Other Financial Instruments *
Liabilities:
Interest rate contracts	–	(12,096)	–	(12,096)

Total	$249,890,253	$3,052,008,873	$6,252,143	$3,308,151,269

                *Other financial instruments include swaptions. Interest rate contracts include swaptions.

Semi-Annual Report September 2013 / 168

Notes to Financial Statements (Unaudited) (Continued)

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$–	$6,342,085	$–	$6,342,085
Money Market Funds	6,331,000	–	–	6,331,000
U.S. Agency Discount Notes	–	58,062,319	–	58,062,319
U.S. Treasury Bills	80,000	–	–	80,000
Long-Term Investments:
Asset-Backed Securities	–	27,720,864	–	27,720,864
Bank Loans	–	743,364	–	743,364
Corporates	–	80,072,342	–	80,072,342
Mortgage-Backed	–	186,459,856	–	186,459,856
Municipal Bonds	–	5,236,178	–	5,236,178
U.S. Agency Securities	–	9,892,759	–	9,892,759
U.S. Treasury Securities	56,546,045	–	–	56,546,045
Other Financial Instruments *
Assets:
Interest rate contracts	–	155,013	–	155,013
Liabilities:
Interest rate contracts	(61,810)	(1,428)	–	(63,238)

Total	$62,895,235	$374,683,352	$–	$437,578,587

*Other financial instruments include futures, swap contracts and swaptions. Interest rate contracts include futures, interest rate swaps and swaptions.

169 / Semi-Annual Report September 2013

Notes to Financial Statements (Unaudited) (Continued)

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$–	$367,998,886	$–	$367,998,886
Money Market Funds	113,485,000	–	–	113,485,000
Repurchase Agreements	–	80,000,000	–	80,000,000
U.S. Treasury Bills	7,596,985	–	–	7,596,985
Long-Term Investments:
Asset-Backed Securities	–	1,515,286,484	71,155,699	1,586,442,183
Bank Loans	–	176,917,528	14,270,196	191,187,724
Common Stock	24,251,426	–	–	24,251,426
Corporates	–	4,681,136,601	2,759,100	4,683,895,701
Foreign Government Obligations	–	79,380,311	–	79,380,311
Mortgage-Backed	–	13,333,908,847	36,027,078	13,369,935,925
Municipal Bonds	–	524,160,416	–	524,160,416
Purchased Swaptions	–	58,914,601	–	58,914,601
U.S. Agency Securities	–	303,542,125	–	303,542,125
U.S. Treasury Securities	6,477,848,017	–	–	6,477,848,017
Other Financial Instruments *
Assets:
Interest rate contracts	5,750,413	79,645,649	–	85,396,062
Liabilities:
Credit contracts	–	(194,593)	–	(194,593)
Interest rate contracts	(1,690,065)	(41,094,369)	–	(42,784,434)

Total	$6,627,241,776	$21,159,602,486	$124,212,073	$27,911,056,335

*Other financial instruments include futures, swap contracts and swaptions. Credit contracts include credit default swaps. Interest rate contracts include futures, interest rate swaps and swaptions.

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$44,116,000	$–	$–		$44,116,000
Repurchase Agreements	–	50,000,000	–		50,000,000
U.S. Agency Discount Notes	–	55,333,585	–		55,333,585
U.S. Treasury Bills	183,000	–	–		183,000
Long-Term Investments:
Asset-Backed Securities	–	31,721,209	–		31,721,209
Bank Loans	–	236,741,799	3,567,284	*	240,309,083
Common Stock	14,600,252	–	–		14,600,252
Corporates	–	1,744,632,072	539,545		1,745,171,617
Mortgage-Backed	–	424,525	29		424,554
Preferred Stock	–	7,353,774	–		7,353,774
U.S. Treasury Securities	6,451,017	–	–		6,451,017

Total	$65,350,269	$2,126,206,964	$4,106,858		$2,195,664,091

*As of September 30, 2013, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

Semi-Annual Report September 2013 / 170

Notes to Financial Statements (Unaudited) (Continued)

UNCONSTRAINED BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$–	$5,137,205	$–	$5,137,205
Money Market Funds	10,046,000	–	–	10,046,000
U.S. Agency Discount Notes	–	89,300,372	–	89,300,372
U.S. Treasury Bills	996,998	–	–	996,998
Long-Term Investments:
Asset-Backed Securities	–	58,810,553	642,882	59,453,435
Bank Loans	–	2,304,829	–	2,304,829
Common Stock	3,688,277	–	–	3,688,277
Corporates	–	112,487,742	–	112,487,742
Foreign Government Obligations	–	3,080,036	–	3,080,036
Mortgage-Backed	–	188,724,961	103,168	188,828,129
Municipal Bonds	–	3,748,767	–	3,748,767
Mutual Funds	2,108,380	–	–	2,108,380
U.S. Agency Securities	–	4,541,464	–	4,541,464
U.S. Treasury Securities	7,249,072	–	–	7,249,072
Other Financial Instruments *
Assets:
Credit contracts	–	44,754	–	44,754
Liabilities:
Interest rate contracts	(729,274)	–	–	(729,274)

Total	$23,359,453	$468,180,683	$746,050	$492,286,186

*Other financial instruments include swap contracts and futures. Credit contracts include credit default swaps. Interest rate contracts include futures.

FLOATING RATE INCOME FUND*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$1,611,000	$–	$–	$1,611,000
U.S. Agency Discount Notes	–	18,774,060	–	18,774,060
Long-Term Investments:
Bank Loans	–	57,012,081	–	57,012,081
Corporates	–	12,596,735	–	12,596,735

Total	$1,611,000	$88,382,876	$–	$89,993,876

*The Floating Rate Income Fund commenced operations on June 28, 2013.

171 / Semi-Annual Report September 2013

Notes to Financial Statements (Unaudited) (Continued)

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$–	$2,083,402	$–		$2,083,402
Money Market Funds	4,668,000	–	–		4,668,000
U.S. Agency Discount Notes	–	16,598,293	–		16,598,293
U.S. Treasury Bills	21,000	–	–		21,000
Long-Term Investments:
Asset-Backed Securities	–	37,517,069	2,175,866		39,692,935
Bank Loans	–	2,402,685	–	**	2,402,685
Common Stock	1,663,383	–	–		1,663,383
Corporates	–	28,443,231	23,500		28,466,731
Mortgage-Backed	–	121,748,717	401		121,749,118
Mutual Funds	1,219,143	–	–		1,219,143
Preferred Stock	–	961,450	–		961,450
U.S. Agency Securities	–	1,036,601	–		1,036,601
U.S. Treasury Securities	12,485,330	–	–		12,485,330
Other Financial Instruments *
Liabilities:
Interest rate contracts	(20,544)	–	–		(20,544)
Equity contracts	–	(4,001)	–		(4,001)

Total	$20,036,312	$210,787,447	$2,199,767		$233,023,526

*Other financial instruments include futures and swap contracts. Interest rate contracts include futures. Equity contracts include total return swaps.

**As of September 30, 2013, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$128,000	$–	$–	$128,000
U.S. Agency Discount Notes	–	464,985	–	464,985
U.S. Treasury Bills	70,000	–	–	70,000
Long-Term Investments:
Asset-Backed Securities	–	496,284	–	496,284
Corporates	–	1,319,844	40,000	1,359,844
Mortgage-Backed	–	2,130,574	116,096	2,246,670
Municipal Bonds	–	77,214	–	77,214
U.S. Agency Securities	–	559,445	–	559,445
U.S. Treasury Securities	577,490	–	–	577,490
Other Financial Instruments *
Assets:
Equity contracts	–	139,566	–	139,566

Liabilities:
Equity contracts	(602)	–	–	(602)

Total	$774,888	$5,187,912	$156,096	$6,118,896

*Other financial instruments include total return swap contracts and futures. Equity contracts include total return swaps and futures.

Semi-Annual Report September 2013 / 172

Notes to Financial Statements (Unaudited) (Continued)

Certain of the Fund’s investments are categorized as Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment for which such inputs are unobservable.A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

There were no financial assets transferred between levels for the six months ended September 30, 2013.

For the six months ended September 30, 2013, a reconciliation of level 3 investments is presented when the Fund had a significant amount of 1evel 3 investments at the beginning and/or end of the period in relation to net assets.The following tables are a reconciliation of level 3 investments for which significant unobservable inputs were used in determining fair value:

ULTRA SHORT BOND FUND	MORTGAGE-BACKED SECURITIES

Balance as of
April 1, 2013	$71,286
Realized gain (loss)	(6,677)
Change in unrealized appreciation/ (depreciation)*	15,905
Purchases	–
Sales	–
Transfers into Level 3**	–
Transfers out of Level 3**	–

Balance as of
September 30, 2013	$80,514

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2013 was $ 15,905 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of September 30, 2013, the Fund used unobservable inputs in determining the value of certain investments. As of September 30, 2013, the Fund used significant observable inputs in determining the value of the same investments. As a result, investments with a end of period value of $0 transferred from level 2 to level 3 in the disclosure hierarchy.

LOW DURATION BOND FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of
April 1, 2013	$4,160,478	$813,450	$3,839,878
Accrued discounts/premiums	–	46	–
Realized gain/(loss)	23	–	(117,967)
Change in unrealized appreciation*	(1,416)	(15,996)	1,732,732
Purchases	–	–	–
Sales	(4,159,085)	–	–
Transfers into Level 3**	–	–
Transfers out of Level 3**	–	–	–

Balance as of
September 30, 2013	$–	$797,500	$5,454,643

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2013 was $ 1,716,736 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of September 30, 2013, the Fund used unobservable inputs in determining the value of certain investments. As of September 30, 2013, the Fund used significant observable inputs in determining the value of the same investments. As a result, investments with a end of period value of $0 transferred from level 2 to level 3 in the disclosure hierarchy.

173 / Semi-Annual Report September 2013

Notes to Financial Statements (Unaudited) (Continued)

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	CORPORATES	MORTGAGE-BACKED SECURITIES
Balance as of
April 1, 2013	$109,382,430	$15,347,377	$3,063,625	$42,639,350
Accrued discounts/premiums	124	16,146	3,433	–
Realized (loss)	(1,970,439)	(1,067,964)	–	(3,747,269)
Change in unrealized appreciation/(depreciation)*	(151,640)	(25,363)	(307,958)	(2,865,003)
Purchases	–	–	–	–
Sales	(36,104,776)	–	–	–
Transfers into Level 3**	–	–	–	–
Transfers out of Level 3**	–	–	–	–

Balance as of
September 30, 2013	$71,155,699	$14,270,196	$2,759,100	$36,027,078

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2013 was $ 469,800 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of September 30, 2013, the Fund used unobservable inputs in determining the value of certain investments. As of September 30, 2013, the Fund used significant observable inputs in determining the value of the same investments. As a result, investments with a end of period value of $0 transferred from level 2 to level 3 in the disclosure hierarchy.

HIGH YIELD BOND FUND	BANK LOANS		CORPORATE BONDS	MORTGAGE-BACKED SECURITIES

Balance as of
April 1, 2013	$3,836,574	***	$658,775	$29
Realized (loss)	(262,950)		–	–
Change in unrealized appreciation/ (depreciation)*	(6,340)		(119,230)	–
Purchases	–		–	–
Sales	–		–	–
Transfers into Level 3**	–		–	–
Transfers out of Level 3**	–		–	–

Balance as of
September 30, 2013	$3,567,284	***	$539,545	$29

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2013 was $ 0 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of September 30, 2013, the Fund used unobservable inputs in determining the value of certain investments. As of September 30, 2013, the Fund used significant observable inputs in determining the value of the same investments. As a result, investments with a end of period value of $0 transferred from level 2 to level 3 in the disclosure hierarchy.

*** As of September 30, 2013 and March 31, 2013, Boston Generating LLC, Term Loan 1st Lien had a $ 0 market value.

Semi-Annual Report September 2013 / 174

Notes to Financial Statements (Unaudited) (Continued)

UNCONSTRAINED BOND FUND	ASSET-BACKED SECURITIES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2013	$703,410	$118,466
Realized (loss)	(33,486)	(9,466)
Change in unrealized appreciation*	(413)	(5,832)
Purchases	–	–
Sales	(26,629)	–
Transfers into Level 3**	–	–
Transfers out of Level 3**	–	–

Balance as of September 30, 2013	$642,882	$103,168

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2013 was $ 0 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of September 30, 2013, the Fund used unobservable inputs in determining the value of certain investments. As of September 30, 2013, the Fund used significant observable inputs in determining the value of the same investments. As a result, investments with a end of period value of $0 transferred from level 2 to level 3 in the disclosure hierarchy.

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	BANK LOANS		CORPORATES	MORTGAGE-BACKED SECURITIES	PREFERRED STOCK SECURITIES

Balance as of April 1, 2013	$3,327,677	$–	***	$29,375	$353	$1
Realized (loss)	(243,198)	–		–	–	–
Change in unrealized appreciation/ (depreciation)*	(25,556)	–		(5,875)	85	2,892
Purchases	–	–		–	–	–
Sales	(883,057)	–		–	(37)	(2,893)
Transfers into Level 3**	–	–		–	–	–
Transfers out of Level 3**	–	–		–	–	–

Balance as of September 30, 2013	$2,175,866	$–	***	$23,500	$401	$–

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2013 was $ 51,490 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of September 30, 2013, the Fund used unobservable inputs in determining the value of certain investments. As of September 30, 2013, the Fund used significant observable inputs in determining the value of the same investments. As a result, investments with a end of period value of $0 transferred from level 2 to level 3 in the disclosure hierarchy.

*** As of September 30, 2013 and March 31, 2013, Boston Generating LLC, Term Loan 1st Lien had a $ 0 market value.

175 / Semi-Annual Report September 2013

Notes to Financial Statements (Unaudited) (Continued)

ALPHATRAK 500 FUND	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2013	$40,800	$102,790
Realized (loss)	–	(9,811)
Change in unrealized appreciation*	(800)	23,117
Purchases	–	–
Sales	–	–

Transfers into Level 3**	–	–
Transfers out of Level 3**	–	–

Balance as of September 30, 2013	$40,000	$116,096

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2013 was $ 22,317 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of September 30, 2013, the Fund used unobservable inputs in determining the value of certain investments. As of September 30, 2013, the Fund used significant observable inputs in determining the value of the same investments. As a result, investments with a end of period value of $0 transferred from level 2 to level 3 in the disclosure hierarchy.

Significant unobservable valuations inputs for Level 3 investments as of September 30, 2013, are as follows:

STRATEGIC INCOME FUND	FAIR VALUE AT 9/30/2013	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$2,175,866	Methods of Comparables/Consensus Pricing	Offered Quote	20.00 - 100.03	97.60
Bank Loans	$–	Methods of Comparables/Consensus Pricing	Offered Quote	–	–
Corporate Securities	$23,500	Methods of Comparables/Consensus Pricing	Offered Quote	2.00	2.00
Mortgage-Backed Securities-Non-Agency	$401	Methods of Comparables/Consensus Pricing	Offered Quote	1.00 - 8.00	7.98
ALPHATRAK 500 FUND	FAIR VALUE AT 9/30/2013	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Corporate Securities	$40,000	Methods of Comparables/Consensus Pricing	Offered Quote	50	50.00
Mortgage-Backed Securities- Non Agency	$116,096	Methods of Comparables/Consensus Pricing	Offered Quote	1.48	1.48

* The Methods of Comparables/Consensus Pricing valuation technique for Level 3 securities involves gathering observable and unobservable data related to securities that exhibit characteristics that are comparable to that of the Level 3 security, and using such information as an input into the valuation of the Level 3 security. Such observable and unobservable data may include offered quotes (prices offered to the Fund by potential buyers in the market), broker quotes, and vendor prices for the comparable securities.

Level 3 Valuation Process:

Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent by the Fund’s Pricing Committee in accordance with procedures approved by the Board of Trustees, and under the general oversight of the Board of Trustees. The Fund’s Pricing Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Fund’s Pricing Committee reports to the Board of Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Pricing Committee consists of the Chief Risk Officer, Chief Compliance Officer, Treasurer, Assistant Treasurer, Secretary, and a representative from the portfolio management team as well as alternate members as the Board of Trustees may from time to time designate. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

Semi-Annual Report September 2013 / 176

Notes to Financial Statements (Unaudited) (Continued)

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ statements of assets and liabilities as of September 30, 2013:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES

DERIVATIVE TYPE	ASSET DERIVATIVES	LIABILITY DERIVATIVES

Interest rate contracts	Unrealized appreciation on swap contracts Premiums paid for swap contracts	Unrealized depreciation on swap contracts Premiums received on swap contracts
	Receivable for daily variation margin	Payable for daily variation margin

Credit contracts	Unrealized appreciation on swap contracts Premiums paid for swap contracts	Unrealized depreciation on swap contracts Premiums received for swap contracts

Equity contracts	Unrealized appreciation on swap contracts Premiums paid for swap contracts	Unrealized depreciation on swap contracts Premiums received for swap contracts
	Receivable for daily variation margin	Payable for daily variation margin

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of September 30, 2013:

		ASSET DERIVATIVE INVESTMENTS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Interest contracts:
Futures[1]	$–	$–	$–	$5,750,413
Swaps	–	–	155,013	79,645,649

Total	$–	$–	$155,013	$85,396,062

		ASSET DERIVATIVE INVESTMENTS

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND*	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$–	$44,754	$–	$–	$–
Equity contracts:
Swaps	–	–	–	–	139,566

Total	$–	$44,754	$–	$–	$139,566

1 Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the statements of assets and liabilities.

* The Floating Rate Income Fund commenced operations on June 28, 2013.

177 / Semi-Annual Report September 2013

Notes to Financial Statements (Unaudited) (Continued)

		LIABILITY DERIVATIVE INVESTMENTS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$–	$–	$–	$(194,593)
Interest contracts:
Futures[1]	–	–	(61,810)	(1,690,065)
Swaps	–	–	–	(41,016,326)
Swaptions	–	(12,096)	(1,428)	(78,043)

Total	$–	$(12,096)	$(63,238)	$(42,979,027)

	LIABILITY DERIVATIVE INVESTMENTS

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND*	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Equity contracts:
Futures[1]	$–	$–	$–	$–	$(602)
Swaps	–	–	–	(4,001)	–
Interest contracts:
Futures[1]	–	(729,274)	–	(20,544)	–

Total	$–	$(729,274)	$–	$(24,545)	$(602)

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the statements of assets and liabilities.

*The Floating Rate Income Fund commenced operations on June 28, 2013.

The following is a summary of the Funds’ realized gain/(loss) and change in unrealized appreciation/(depreciation) on derivative investments recognized in the statements of operations categorized by primary risk exposure for the six months ended September 30, 2013:

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$–	$–	$–	$6,551,306
Interest contracts:
Futures	–	–	(39,357)	(17,433,727)
Swaps	–	–	–	(2,421,597)
Swaptions	–	–	–	9,830,966
Foreign currency exchange contracts:
Forwards	–	(166,138)	10,561	(3,798,568)

Total	$–	$(166,138)	$(28,796)	$(7,271,620)

Semi-Annual Report September 2013 / 178

Notes to Financial Statements (Unaudited) (Continued)

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND*	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$–	$19,905	$–	$–	$–
Equity contracts:
Futures	–	–	–	–	142,576
Swaps	–	–	–	–	353,570
Interest contracts:
Futures	209,301	3,062,073	–	–	–
Swaps	–	–	–	2,487	–
Foreign currency exchange contracts:
Forwards		(240,961)	–	–	–

Total	$209,301	$2,841,017	$–	$2,487	$496,146

* The Floating Rate Income Fund commenced operations on June 28, 2013.

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$–	$–	$–	$(5,428,370)
Interest contracts:
Futures[1]	–	–	(61,809)	(1,407,623)
Swaps	–	14,112	122,618	25,488,234
Swaptions	–	–	–	19,844,187
Foreign currency exchange contracts:
Forwards	–	365,283	164,366	11,240,162

Total	$–	$379,395	$225,175	$49,736,590

1 Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments.

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND*	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$–	$8,200	$–	$–	$–
Equity contracts:
Futures[1]	–	–	–	–	(23,373)
Swaps	–	–	–	(4,260)	(13,363)
Interest contracts:
Futures[1]	287,564	(537,060)	–	(20,544)	–
Foreign currency exchange contracts:
Forwards	–	912	–	–	–

Total	$287,564	$(527,948)	$–	$(24,804)	$(36,736)

1Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments.

*The Floating Rate Income Fund commenced operations on June 28, 2013.

179 / Semi-Annual Report September 2013

Notes to Financial Statements (Unaudited) (Continued)

	AVERAGE QUARTERLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Financial futures contracts:
Average number of contracts purchased	–	–	–	6,510
Average number of contracts sold	–	–	8	2,350
Average value of contracts purchased	$–	$–	$–	$7,683,266
Average value of contracts sold	$–	$–	$15,453	$1,440,929
Swaptions purchased:
Average number of contracts	–	–	–	6
Average notional value	$–	$–	$–	$30,044,053
Swaptions written:
Average number of contracts	–	–	–	1
Average notional value	$–	$–	$–	$476,899
Options purchased:
Average number of contracts	–	–	–	349
Average notional value	$–	$–	$–	$229,715
Call Options written:
Average number of contracts	–	–	–	349
Average notional value	$–	$–	$–	$64,543
Put Options written:
Average number of contracts	–	–	–	349
Average notional value	$–	$–	$–	$162,629
Credit default swaps:
Average number of contracts - buy protection	–	–	–	2
Average number of contracts - sell protection	–	–	–	3
Average notional value - buy protection	$–	$–	$–	$35,450,000
Average notional value - sell protection	$–	$–	$–	$36,727,750
Interest rate swaps:
Average number of contracts - pays fixed rate	–	–	2	12
Average notional value - pays fixed rate	$–	$–	$1,445,000	$821,555,000
Rate floor inflation swaptions:
Average number of contracts	–	1	1	1
Average notional value	$–	$10,080,000	$1,190,000	$63,960,000
Foreign currency exchange contracts:
Average number of contracts sold	–	2	2	3
Average value of contracts sold	$–	$426,375	$113,442	$8,267,307

	AVERAGE QUARTERLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND*	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Financial futures contracts:
Average number of contracts purchased	–	–	–	–	8
Average number of contracts sold	131	271	–	1	–
Average value of contracts purchased	$–	$–	$–	$–	$11,622
Average value of contracts sold	$251,507	$614,872	$–	$5,136	$–
Credit default swaps:
Average number of contracts - sell protection	1	1	–	–	–
Average notional value - sell protection	$62,500,000	$594,000	$–	$–	$–
Total return swaps:
Average number of contracts	–	–	–	1	2
Average notional value	$–	$–	$–	$433,500	$4,000

* The Floating Rate Income Fund commenced operations on June 28, 2013.

Semi-Annual Report September 2013 / 180

Notes to Financial Statements (Unaudited) (Continued)

Counterparty Credit Risk:

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically $250,000 or $500,000, before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses in the statements of assets and liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

181 / Semi-Annual Report September 2013

Notes to Financial Statements (Unaudited) (Continued)

The following table presents the Fund’s OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2013, are as follows:

	LOW DURATION BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[1]
RBS Securities, Inc.
Master Repurchase Agreement	$120,000,000	$(120,000,000)[2]	$–	$–

Total RBS Securities, Inc.	120,000,000	(120,000,000)	–	–

Total	$120,000,000	$(120,000,000)	$–	$–

1 Represents the net amount receivable from the counterparty in the event of default.

[2]

Collateral with a value of $122,430,700 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

The following table presents the Fund’s OTC derivative liabilities and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2013, are as follows:

	LOW DURATION BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[3]
Citigroup, Inc.
Swaptions	$12,096	$(8,000)	$4,096	$4,096

Total Citigroup, Inc.	12,096	(8,000)	4,096	4,096

Total	$12,096	$(8,000)	$4,096	$4,096

3Represents the net amount payable to the counterparty in the event of default.

Semi-Annual Report September 2013 / 182

Notes to Financial Statements (Unaudited) (Continued)

The following table presents the Fund’s OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2013, are as follows:

	INTERMEDIATE BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[1]
Barclays, Inc.
Swap agreements	$155,013	$–	$155,013	$155,013

Total Barclays, Inc.	155,013	–	155,013	155,013

Total	$155,013	$–	$155,013	$155,013

1Represents the net amount receivable from the counterparty in the event of default.

The following table presents the Fund’s OTC derivative liabilities and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2013, are as follows:

	INTERMEDIATE BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[2]
Citigroup, Inc.
Swaptions	$1,428	$–	$1,428	$1,428

Total Citigroup, Inc.	1,428	–	1,428	1,428

Total	$1,428	$–	$1,428	$1,428

2Represents the net amount payable to the counterparty in the event of default.

183 / Semi-Annual Report September 2013

Notes to Financial Statements (Unaudited) (Continued)

The following table presents the Fund’s OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2013, are as follows:

		TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[1]
Barclays, Inc.
Swap agreements	$46,977,180	$(27,948,911)	$19,028,269	$–
Swaptions	8,160,176	–	8,160,176	–

Total Barclays, Inc.	55,137,356	(27,948,911)	27,188,445	–

Citigroup, Inc.
Swap agreements	9,152,679	(11,729,000)	(2,576,321)	–
Swaptions	10,511,455	–	10,511,455	–

Total Citigroup, Inc.	19,664,134	(11,729,000)	7,935,134	–

Deutsche Bank AG
Swap agreements	8,378,762	(8,200,000)	(9,832,948)	(9,654,186)
Swaptions	30,435,172	–	(20,450,609)	9,984,563

Total Deutsche Bank AG	38,813,934	(8,200,000)	(30,283,557)	330,377

Goldman Sachs Group, Inc.
Swap agreements	7,698,197	(1,000,000)	(8,636,661)	(1,938,464)
Swaptions	9,807,799	–	(7,489,363)	2,318,436

Total Goldman Sachs Group, Inc.	17,505,996	(1,000,000)	(16,126,024)	379,972

Morgan Stanley Capital Services, Inc.
Swap agreements	7,455,991	(7,700,000)	(244,009)	–

Total Morgan Stanley Capital Services, Inc.	7,455,991	(7,700,000)	(244,009)	–

RBS Securities, Inc.
Master Repurchase Agreement	80,000,000	(80,000,000)[2]	–	–

Total RBS Securities, Inc.	80,000,000	(80,000,000)	–	–

Total	$218,577,411	$(136,577,911)	$(11,530,011)	$710,349

1Represents the net amount receivable from the counterparty in the event of default.

2Collateral with a value of $81,604,918 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

Semi-Annual Report September 2013 / 184

Notes to Financial Statements (Unaudited) (Continued)

The following table presents the Fund’s OTC derivative liabilities and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2013, are as follows:

		TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[3]
Barclays, Inc.
Swap agreements	$22,602,478	$–	$(19,028,269)	$3,574,209
Swaptions	5,118,774	–	(8,160,176)	(3,041,402)

Total Barclays, Inc.	27,721,252	–	(27,188,445)	532,807

Citigroup, Inc.
Swap agreements	–	–	2,576,321	2,576,321
Swaptions	7,996,018	–	(10,511,455)	(2,515,437)

Total Citigroup, Inc.	7,996,018	–	(7,935,134)	60,884

Deutsche Bank AG
Swap agreements	9,832,948	–	9,832,948	–
Swaptions	20,450,609	–	20,450,609	–

Total Deutsche Bank AG	30,283,557	–	30,283,557	–

Goldman Sachs Group, Inc.
Swap agreements	8,636,661	–	8,636,661	–
Swaptions	7,489,363	–	7,489,363	–

Total Goldman Sachs Group, Inc.	16,126,024	–	16,126,024	–

JPMorgan Chase & Co.
Swap agreements	138,832	(90,000)	48,832	48,832

Total JPMorgan Chase & Co.	138,832	(90,000)	48,832	48,832

Morgan Stanley Capital Services, Inc.
Swap agreements	–	–	244,009	244,009

Total Morgan Stanley Capital Services, Inc.	–	–	244,009	244,009

Total	$82,265,683	$(90,000)	$11,578,843	$886,532

        3Represents the net amount payable to the counterparty in the event of default.

185 / Semi-Annual Report September 2013

Notes to Financial Statements (Unaudited) (Continued)

The following table presents the Fund’s OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2013, are as follows:

		HIGH YIELD BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[1]
Deutsche Bank AG
Master Repurchase Agreement	$50,000,000	$(50,000,000)[2]	$–	$–

Total Deutsche Bank AG	50,000,000	(50,000,000)	–	–

Total	$50,000,000	$(50,000,000)	$–	$–

1Represents the net amount receivable from the counterparty in the event of default.

2Collateral with a value of $51,001,834 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

The following table presents the Fund’s OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2013, are as follows:

		UNCONSTRAINED BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[1]
JPMorgan Chase & Co.
Swap agreements	$44,754	$–	$44,754	$44,754
Swaptions	–	–	–	–

Total JPMorgan Chase & Co.	44,754	–	44,754	44,754

Total	$44,754	$–	$44,754	$44,754

1Represents the net amount receivable from the counterparty in the event of default.

The following table presents the Fund’s OTC derivative liabilities and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2013, are as follows:

		STRATEGIC INCOME FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[2]
Deutsche Bank AG
Swap agreements	$4,001	$–	$4,001	$4,001

Total Deutsche Bank AG	4,001	–	4,001	4,001

Total	$4,001	$–	$4,001	$4,001

2Represents the net amount payable to the counterparty in the event of default.

Semi-Annual Report September 2013 / 186

Notes to Financial Statements (Unaudited) (Continued)

The following table presents the Fund’s OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2013, are as follows:

	ALPHATRAK 500 FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[1]
Barclays, Inc.
Swap agreements	$137,991	$–	$137,991	$137,991

Total Barclays, Inc.	137,991	–	137,991	137,991
Total	$137,991	$–	$137,991	$137,991

          1 Represents the net amount receivable from the counterparty in the event of default.

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment

187 / Semi-Annual Report September 2013

Notes to Financial Statements (Unaudited) (Continued)

in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the six months ended September 30, 2013, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund will not make total short sales exceeding 25% of the value of that Fund’s assets. The High Yield Bond Fund and Strategic Income Fund will not make total short sales exceeding 33 1/3% of the Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At September 30, 2013, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

For the six months ended September 30, 2013, the High Yield Bond Fund received in-kind payments with respect to PIK securities was $750,539.

Semi-Annual Report September 2013 / 188

Notes to Financial Statements (Unaudited) (Continued)

The Funds may invest in repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (MRA) permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price to be received by each Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund recognizes a liability with respect to such excess collateral to reflect each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of September 30, 2013, the Low Duration Bond Fund, Total Return Bond Fund and High Yield Bond Fund held repurchase agreements.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

Reverse repurchase transactions and treasury roll transactions are entered into by a Fund under Master Repurchase Agreements (MRA), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions and treasury roll transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. There were no reverse repurchase agreements for the six months ended September 30, 2013.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they must result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Derivatives:

The Funds engaged in various portfolio investment strategies both to increase the return of the Fund and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below:

Over the reporting period, the Funds engaged in interest rate futures contracts, foreign currency exchange contracts, swap agreements and swaptions as a means of managing interest rate risk and yield curve positioning consistent with the advisor’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

189 / Semi-Annual Report September 2013

Notes to Financial Statements (Unaudited) (Continued)

Options - The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it maybe required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). As of September 30, 2013, the Funds did not hold any options.

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency - The Funds may hold foreign currency as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk).

Foreign Currency Exchange Contracts - The Funds entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

Semi-Annual Report September 2013 / 190

Notes to Financial Statements (Unaudited) (Continued)

The Funds entered into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2013, for which a portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted net asset value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At September 30, 2013, the Low Duration Bond Fund, the Intermediate Bond Fund, and the Total Return Bond Fund held swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability in the statements of assets and liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in both the statements of assets and liabilities and the statements of operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At September 30, 2013, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the statements of assets and liabilities.

191 / Semi-Annual Report September 2013

Notes to Financial Statements (Unaudited) (Continued)

4.	RISK CONSIDERATIONS

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in.

Semi-Annual Report September 2013 / 192

Notes to Financial Statements (Unaudited) (Continued)

However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ statements of assets and liabilities.

While no single measure can account for all the risk factors, one of the most commonly referenced aggregate risk metrics is the bond’s ratings per Moody’s and S&P. As of September 30, 2013, the market value exposure of these positions was as follows (unaudited):

		PERCENTAGE OF TOTAL NET ASSETS BY CREDIT QUALITY
PORTFOLIO	MARKET VALUE	AAA	AA	A	BBB	BIG*
Ultra Short Bond Fund
Alt-A	$9,726,584	0.59%	0.52%	0.57%	0.93%	2.55%
Sub Prime	11,003,706	1.07%	1.77%	0.06%	0.93%	2.00%
Low Duration Bond Fund
Alt-A	104,480,733	0.55%	0.41%	0.36%	0.50%	1.38%
Sub Prime	249,017,293	1.58%	1.33%	1.96%	0.34%	2.41%
Intermediate Bond Fund
Alt-A	8,457,252	0.24%	0.20%	0.61%	0.08%	1.04%
Sub Prime	33,136,867	1.04%	2.65%	0.67%	1.72%	2.41%
Total Return Bond Fund
Alt-A	1,577,879,103	0.07%	0.69%	0.61%	0.79%	4.21%
Sub Prime	1,965,072,375	0.38%	0.72%	0.95%	0.42%	5.45%
High Yield Bond Fund
Alt-A	-	0.00%	0.00%	0.00%	0.00%	0.00%
Sub Prime	423,398	0.00%	0.00%	0.02%	0.00%	0.00%
Unconstrained Bond Fund
Alt-A	45,340,221	0.00%	1.31%	1.09%	0.43%	6.16%
Sub Prime	51,753,680	0.26%	0.07%	0.47%	0.40%	9.05%
Floating Rate Income Fund**
Alt-A	-	0.00%	0.00%	0.00%	0.00%	0.00%
Sub Prime	-	0.00%	0.00%	0.00%	0.00%	0.00%
Strategic Income Fund
Alt-A	28,850,027	0.00%	0.80%	3.76%	0.43%	7.36%
Sub Prime	39,031,115	1.60%	1.81%	1.36%	2.47%	9.46%
AlphaTrak 500 Fund
Alt-A	190,357	0.00%	0.32%	0.48%	0.59%	1.68%
Sub Prime	724,071	2.18%	5.06%	1.09%	1.03%	2.31%

* Below Investment Grade

** The Floating Rate Income Fund commenced operations on June 28, 2013.

193 / Semi-Annual Report September 2013

Notes to Financial Statements (Unaudited) (Continued)

5.	SECURITIES TRANSACTIONS

Investment transactions for the six months ended September 30, 2013 excluding U.S. government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES
Ultra Short Bond Fund	$88,632,729	$24,592,114
Low Duration Bond Fund	$1,604,567,519	$390,858,849
Intermediate Bond Fund	$389,304,117	$315,723,738
Total Return Bond Fund	$36,886,338,095	$34,530,540,034
High Yield Bond Fund	$766,390,228	$862,651,767
Unconstrained Bond Fund	$336,591,212	$87,558,248
Floating Rate Income Fund*	$74,776,392	$10,211,856
Strategic Income Fund	$74,760,013	$43,998,633
AlphaTrak 500 Fund	$1,469,535	$1,045,225

* The Floating Rate Income Fund commenced operations on June 28, 2013.

Investment transactions in U.S. government securities for the six months ended September 30, 2013 were as follows:

PORTFOLIO	PURCHASES	SALES
Ultra Short Bond Fund	$237,925	$3,538,499
Low Duration Bond Fund	$3,832,519	$25,596,448
Intermediate Bond Fund	$10,352,736	$9,931,240
Total Return Bond Fund	$365,111,727	$710,616,446
High Yield Bond Fund	$2,500,766	$7,777,551
Unconstrained Bond Fund	$–	$4,162,404
Floating Rate Income Fund*	$–	$–
Strategic Income Fund	$2,308,085	$4,287,120
AlphaTrak 500 Fund	$40,629	$152,904

* The Floating Rate Income Fund commenced operations on June 28, 2013.

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, the Unconstrained Bond Fund and the Floating Rate Income Fund a fee, computed daily and payable monthly, at an annual rate of 0.25%, 0.30%, 0.35%, 0.35%, 0.50%, 0.65% and 0.55%, respectively, of each Fund’s average daily net assets. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant 12-month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Merrill Lynch Three Month U.S. Treasury Bill Index, plus 2.00% over the same period. Under this agreement, the basic fee was increased by 0.65% resulting in $2,049,463 of total management fees for the six months ended September 30, 2013. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three-month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index, plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee was decreased by 0.00% resulting in $10,602 total management fees for the six months ended September 30, 2013.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap. The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the

Semi-Annual Report September 2013 / 194

Notes to Financial Statements (Unaudited) (Continued)

Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

Investment advisory fees and related contractual expense limitations for the six months ended September 30, 2013, were as follows:

PORTFOLIO	INVESTMENT ADVISORY FEE RATE				CONTRACTUAL EXPENSE LIMITATION[1]
	CLASS M	CLASS I	ADMINSTRATIVE CLASS	PLAN CLASS	CLASS M	CLASS I	ADMINSTRATIVE CLASS	PLAN CLASS
Ultra Short Bond Fund	0.25%	0.25%	N/A	N/A	0.50%	0.34%	N/A	N/A
Low Duration Bond Fund	0.30	0.30	0.30%	N/A	0.58	0.39	0.78%	N/A
Intermediate Bond Fund	0.35	0.35	N/A	N/A	0.65	0.44	N/A	N/A
Total Return Bond Fund	0.35	0.35	0.35	0.35%	0.65	0.44	0.85	0.39%
High Yield Bond Fund	0.50	0.50	N/A	N/A	0.80	0.55	N/A	N/A
Unconstrained Bond Fund	0.65	0.65	N/A	N/A	0.99	0.75	N/A	N/A
Floating Rate Income Fund*	0.55	0.55	N/A	N/A	0.85	0.65	N/A	N/A
Strategic Income Fund	0.50 - 1.90	0.50 - 1.90	N/A	N/A	2.35	2.10	N/A	N/A
AlphaTrak 500 Fund	0.00 - 0.70	N/A	N/A	N/A	0.90	N/A	N/A	N/A

1 The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31,2014, unless approved by the Board.

* The Floating Rate Income Fund Class M and Class I commenced operations on June 28, 2013.

At September 30, 2013, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2014	2015	2016	2017	TOTAL
Ultra Short Bond Fund	$151,138	$183,240	$158,547	$66,787	$559,712
Intermediate Bond Fund	154,326	164,289	117,147	43,788	479,550
Total Return Bond Fund	–	3,794	24,065	7,579	35,438
High Yield Bond Fund	622,336	628,464	681,824	193,961	2,126,585
Unconstrained Bond Fund	–	126,868	261,222	43,795	431,885
Floating Rate Income Fund*	–	–	–	31,633	31,633
AlphaTrak 500 Fund	111,798	91,760	120,886	57,507	381,951

* The Floating Rate Income Fund commenced operations on June 28, 2013.

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the independent trustees receives an annual retainer of $20,000 and $6,250 for each meeting of the Board attended.The chairman of the Board receives an annual retainer of $35,000.TheTrust has an unfunded, nonqualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of 10 annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Plan are recorded in Trustees’ fees and expenses in the statements of operations.

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the HighYield Bond Fund, the Unconstrained Bond Fund, the Floating Rate Income Fund, the Strategic Income Fund, the AlphaTrak 500 Fund and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. Under the Plan, the Trust pays Foreside Funds Distributor LLC, as the Trust’s distribution coordinator, an annual fee up to 0.25% of the particular Fund’s average daily net assets attributable to Class M shares and Administrative Class shares to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the six months ended September 30, 2013. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees.

195 / Semi-Annual Report September 2013

Notes to Financial Statements (Unaudited) (Continued)

The Funds’ Board of Trustees has adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

8.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ULTRA SHORT BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013
Change in Fund shares:
Shares outstanding at beginning of period	13,217,475	8,866,998	15,745,736	17,853,233

Shares sold	20,509,238	8,434,044	6,274,431	5,631,129
Shares issued through reinvestment of distributions	102,331	157,343	115,670	276,292
Shares redeemed	(6,859,376)	(4,240,910)	(5,163,001)	(8,014,918)

Net increase/(decrease) in fund shares	13,752,193	4,350,477	1,227,100	(2,107,497)

Shares outstanding at end of period	26,969,668	13,217,475	16,972,836	15,745,736

	LOW DURATION BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS
	PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013
Change in Fund shares:
Shares outstanding at beginning of period	129,173,819	141,289,789	83,973,137	58,627,102	9,212	143,562

Shares sold	96,577,866	74,690,360	110,269,711	49,179,803	157,400	90,854
Shares issued through reinvestment of distributions	1,410,346	3,754,553	1,026,525	1,614,955	252	2,310
Shares redeemed	(23,196,697)	(90,560,883)	(27,318,484)	(25,448,723)	(6,123)	(227,514)

Net increase/(decrease) in fund shares	74,791,515	(12,115,970)	83,977,752	25,346,035	151,529	(134,350)

Shares outstanding at end of period	203,965,334	129,173,819	167,950,889	83,973,137	160,741	9,212

Semi-Annual Report September 2013 / 196

Notes to Financial Statements (Unaudited) (Continued)

	INTERMEDIATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013
Change in Fund shares:
Shares outstanding at beginning of period	10,811,912	8,591,271	18,502,990	18,476,679

Shares sold	3,643,772	4,813,370	13,260,135	6,279,142
Shares issued through reinvestment of distributions	118,772	351,864	312,095	846,071
Shares redeemed	(4,513,407)	(2,944,593)	(4,924,883)	(7,098,902)

Net increase/(decrease) in fund shares	(750,863)	2,220,641	8,647,347	26,311

Shares outstanding at end of period	10,061,049	10,811,912	27,150,337	18,502,990

	TOTAL RETURN BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013
Change in Fund shares:
Shares outstanding at beginning of period	989,142,309	773,362,330	1,253,790,292	1,069,617,054

Shares sold	168,424,393	371,473,377	291,467,182	530,159,127
Shares issued through reinvestment of distributions	15,073,795	46,060,743	18,352,565	56,641,587
Shares redeemed	(185,836,048)	(201,754,141)	(259,198,734)	(402,627,476)

Net increase/(decrease) in fund shares	(2,337,860)	215,779,979	50,621,013	184,173,238

Shares outstanding at end of period	986,804,449	989,142,309	1,304,411,305	1,253,790,292

	TOTAL RETURN BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS	PLAN CLASS	PLAN CLASS
	PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013
Change in Fund shares:
Shares outstanding at beginning of period	1,444,027	669,268	33,826,317	12,040,750

Shares sold	1,213,149	858,040	17,732,497	23,729,506
Shares issued through reinvestment of distributions	27,120	53,476	657,131	1,471,910
Shares redeemed	(1,026,045)	(136,757)	(8,945,730)	(3,415,849)

Net increase in fund shares	214,224	774,759	9,443,898	21,785,567

Shares outstanding at end of period	1,658,251	1,444,027	43,270,215	33,826,317

197 / Semi-Annual Report September 2013

Notes to Financial Statements (Unaudited) (Continued)

	HIGH YIELD BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I

	PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013
Change in Fund shares:
Shares outstanding at beginning of period	126,097,260	121,442,818	94,178,471	105,125,720

Shares sold	39,809,331	59,798,354	25,537,452	53,447,496
Shares issued through reinvestment of distributions	3,051,446	7,912,157	1,937,191	5,689,555
Shares redeemed	(40,370,832)	(63,056,069)	(36,164,221)	(70,084,300)

Net increase/(decrease) in fund shares	2,489,945	4,654,442	(8,689,578)	(10,947,249)

Shares outstanding at end of period	128,587,205	126,097,260	85,488,893	94,178,471

	UNCONSTRAINED BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I

	PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013
Change in Fund shares:
Shares outstanding at beginning of period	8,473,001	881,012	7,448,148	692,785

Shares sold	14,105,632	9,199,585	19,931,675	7,023,093
Shares issued through reinvestment of distributions	160,294	160,110	213,648	78,078
Shares redeemed	(4,513,847)	(1,767,706)	(2,485,065)	(345,808)

Net increase in fund shares	9,752,079	7,591,989	17,660,258	6,755,363

Shares outstanding at end of period	18,225,080	8,473,001	25,108,406	7,448,148

	FLOATING RATE INCOME FUND

	CLASS M*	CLASS I*

	PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)	PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)
Change in Fund shares:
Shares outstanding at beginning of period	–	–

Shares sold	110,365	7,953,729
Shares issued through reinvestment of distributions	229	33,947
Shares redeemed	(75)	(67,909)

Net increase in fund shares	110,519	7,919,767

Shares outstanding at end of period	110,519	7,919,767

                *The Floating Rate Income Fund Class M and Class I commenced operations on June 28, 2013.

Semi-Annual Report September 2013 / 198

Notes to Financial Statements (Unaudited) (Continued)

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013	PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013
Change in Fund shares:
Shares outstanding at beginning of period	4,423,767	2,668,730	21,493,915	20,841,277

Shares sold	3,150,475	3,002,983	2,295,196	2,628,698
Shares issued through reinvestment of distributions	82,253	161,429	98,627	202,920
Shares redeemed	(1,945,603)	(1,409,375)	(1,082,043)	(2,178,980)

Net increase in fund shares	1,287,125	1,755,037	1,311,780	652,638

Shares outstanding at end of period	5,710,892	4,423,767	22,805,695	21,493,915

	ALPHATRAK FUND
	CLASS M	CLASS M
	PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)	YEAR ENDED MARCH 31, 2013
Change in Fund shares:
Shares outstanding at beginning of period	1,150,859	1,111,363

Shares sold	185,992	603,309
Shares issued through reinvestment of distributions	8,567	15,068
Shares redeemed	(265,898)	(578,881)

Net increase/(decrease) in fund shares	(71,339)	39,496

Shares outstanding at end of period	1,079,520	1,150,859

9.	FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At March 31, 2013, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2014	EXPIRING IN 2015	EXPIRING IN 2016	EXPIRING IN 2017	EXPIRING IN 2018	EXPIRING IN 2019	NON-EXPIRING AMOUNTS*
Ultra Short Bond Fund	$–	$171,312	$1,489,245	$17,068,161	$14,894,875	$10,083,524	$3,025,438
Low Duration Bond Fund	5,831,064	–	–	99,373,584	21,084,552	42,394,541	49,502,792
Strategic Income Fund	–	–	6,866,611	47,852,416	18,806,808	41,914,736	6,810,067
AlphaTrak 500 Fund	–	–	–	65,155,560	15,892,244	12,617,196	–

*

Under the recently enacted Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment. All such losses are long term in character.

199 / Semi-Annual Report September 2013

Notes to Financial Statements (Unaudited) (Continued)

Tax Basis of Distributable Income:

As of March 31, 2013, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$9,224	$182,921	$–	$–
Undistributed long-term gains	–	–	253,587	140,074,197
Other temporary differences	(290,905)	(4,838,137)	(95,627)	(7,832,999)
Accumulated capital loss carryforwards and post-October losses	(46,732,555)	(218,186,533)	–	–
Net unrealized appreciation/(depreciation)	(396,977)	33,449,717	16,119,404	1,211,290,724

Total accumulated earnings/(losses)	$(47,411,213)	$(189,392,032)	$16,277,364	$1,343,531,922

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Undistributed ordinary income (inclusive of short-term capital gains)	$29,120,261	$446,284	$386,648	$6,122
Undistributed long-term capital gains	–	137,083	–	–
Other temporary differences	(5,632,122)	(29,857)	(614,097)	(2,183)
Accumulated capital loss carryforwards and post-October losses	–	–	(122,250,638)	(93,665,000)
Net unrealized appreciation	64,827,130	3,669,515	12,964,845	52,610

Total accumulated earnings/(losses)	$88,315,269	$4,223,025	$(109,513,242)	$(93,608,451)

Permanent differences incurred during the fiscal year ended March 31, 2013, resulting from differences in book and tax accounting have been reclassified at year-end as follows:

FUND	INCREASE/(DECREASE) UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	INCREASE/(DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)	INCREASE PAID-IN-CAPITAL
Ultra Short Bond Fund	$38,077	$(38,077)	$–
Low Duration Bond Fund	499,350	(499,350)	–
Intermediate Bond Fund	96,671	(96,671)	–
Total Return Bond Fund	32,131,610	(32,131,610)	–
High Yield Bond Fund	6,242,192	(6,242,192)	–
Unconstrained Bond Fund	36,634	(36,609)	(25)
Strategic Income Fund	(5,093)	5,093	–
AlphaTrak 500 Fund	(2)	2	–

Tax Basis of Distributions to Shareholders:

	ULTRA SHORT BOND FUND		LOW DURATION BOND FUND
	MARCH 31, 2013	MARCH 31, 2012	MARCH 31, 2013	MARCH 31, 2012
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$1,887,259	$2,265,360	$49,702,256	$56,991,884

Total taxable distributions	$1,887,259	$2,265,360	$49,702,256	$56,991,884

Semi-Annual Report September 2013 / 200

Notes to Financial Statements (Unaudited) (Continued)

	INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND

	MARCH 31, 2013	MARCH 31, 2012	MARCH 31, 2013	MARCH 31, 2012
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$13,383,964	$9,908,053	$1,111,625,675	$775,273,191
Net long-term capital gains	2,349,615	–	169,182,910	59,387,861

Total taxable distributions	$15,733,579	$9,908,053	$1,280,808,585	$834,661,052

	HIGH YIELD BOND FUND		UNCONSTRAINED BOND FUND*

	MARCH 31, 2013	MARCH 31, 2012	MARCH 31, 2013	MARCH 31, 2012
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$168,817,535	$162,434,937	$3,032,545	$425,029
Net long-term capital gains	1,049,822	14,109,424	–	701

Total taxable distributions	$169,867,357	$176,544,361	$3,032,545	$425,730

	STRATEGIC INCOME FUND		ALPHATRAK 500 FUND

	MARCH 31, 2013	MARCH 31, 2012	MARCH 31, 2013	MARCH 31, 2012
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$10,343,830	$12,434,140	$79,175	$221,649
Return of capital	–	–	–	174,648

Total taxable distributions	$10,343,830	$12,434,140	$79,175	$396,297

* The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

10.	COMMITTED LINE OF CREDIT

The Funds have entered into a $350,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”) for temporary borrowing purpose with an expiration date of September 19, 2014. The interest rate on borrowing is higher of the federal funds rate or the overnight LIBOR rate, plus 1.25%. There were no borrowings from the line of credit during the six months ended September 30, 2013. The Funds pay the Bank a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount up to a maximum of $200,000 annually. The commitment fees incurred by the Funds are presented in the statements of operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

11.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

201 / Semi-Annual Report September 2013

Metropolitan West Funds

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the U.S. Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•  Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•  Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•  Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•  We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

•  We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

Semi-Annual Report September 2013 / 202

Metropolitan West Funds

Privacy Policy (Concluded)

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•  Are not guaranteed by a bank;

•  Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•  Are not insured by the Federal Deposit Insurance Corporation; and

•  Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

203 / Semi-Annual Report September 2013

Approval of Investment Management Agreement by Trustees (Unaudited)

The Adviser provides investment advisory services to all series of the Trust (the “Funds”) under an Investment Management Agreement dated February 6, 2013, which was amended on June 26, 2013 (the “Agreement”), between the Trust and the Adviser. That amendment was for the purpose of adding the Floating Rate Income Fund (referred to as the “Floating Rate Fund”). The Agreement was initially approved for a two-year initial term by the shareholders of each then-existing series of the Trust at a special meeting of shareholders held on November 28, 2012, and adjourned until December 20, 2012 with respect to certain series of the Trust. The addition of the Fund was approved by the Board (including a majority of the Independent Trustees) on May 20, 2013.

The approval of the Agreement with respect to the Fund was approved by the Board (including a majority of the Independent Trustees) upon the recommendation of the Independent Trustees. The information, material facts, and conclusions that formed the basis for their recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed - During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Adviser to the Funds, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Adviser to the Funds. Because the Floating Rate Fund had not yet commenced operations when the Agreement was approved by the Board with respect to that Fund, the Board necessarily relied in part on information with respect to the other Funds. The Adviser also provided information about the proposed Floating Rate Fund, including a discussion of the proposed investment objective and strategy, the Adviser’s expertise in managing investments consistent with the Floating Rate Fund’s proposed strategy and a written summary of how the Floating Rate Fund’s advisory fee and proposed total expenses (after giving effect to a proposed contractual limit on operating expenses) would compare to peer mutual funds.

Review process - The Independent Trustees had previously, in connection with the initial approval of the Agreement, reviewed advice regarding legal and industry standards provided by legal counsel to the Trust and by their independent legal counsel, who assisted them in their review and consideration of the approval of the Agreement with respect to the Floating Rate Fund. In deciding to approve the Agreement with respect to the Floating Rate Fund, the Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, extent, and quality of services

The Board considered the depth and quality of the Adviser’s investment management process, including its research and intellectual capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; and the overall resources of its organization. The Board also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results, and portfolio accounting. They considered the Adviser’s commitment to compliance. They noted the substantial additional resources made available by The TCW Group, Inc. (“TCW”), the parent company of the Adviser, and the integration and harmonization of operations between the Adviser and TCW. They further noted the high level of regular communication between the Adviser and the Board.

The Board and the Independent Trustees concluded that the nature, extent, and quality of the services provided by the Adviser are of a high quality and should benefit the Floating Rate Fund and its shareholders.

3. Investment results

Because the Floating Rate Fund had not yet made any portfolio investments, it did not have any performance for the Board to consider. The Board, however, considered the favorable investment results of each other Fund, particularly from a longer-term perspective, which the Board believes is the most relevant. The Board concluded that the Floating Rate Fund also has the potential to achieve satisfactory performance.

4. Advisory fees and total expenses

The Board compared the proposed advisory fees and total expenses for the Floating Rate Fund (as a percentage of average net assets) with the median fee and expense levels of mutual funds in the relevant Lipper and Morningstar peer groups. These comparisons assisted the Board by providing a reasonable statistical measure to assess the Floating Rate Fund’s proposed fees relative to its relevant peers. The Board observed that the proposed advisory fee was below the median of the peer group funds. The Board further noted the relevant contractual expense limitation that the Adviser proposed with respect to the Floating Rate Fund. The Board concluded that the favorable level of the advisory fee charged by the Adviser and the proposed total expenses should benefit the Floating Rate Fund and its shareholders.

Semi-Annual Report September 2013 / 204

Approval of Investment Management Agreement by Trustees (Unaudited) (Concluded)

5. The Adviser’s costs, level of profits, and economies of scale

The Board did not consider the Adviser’s level of profitability with respect to the Floating Rate Fund because the Fund had not yet commenced operations. Because the Floating Rate Fund was newly formed, and was not expected to commence investment operations with substantial assets, the Adviser was expected to need to subsidize the Fund’s operations in order to maintain the contractually agreed expense level. For a similar reason, there were not expected to be immediate economies of scale for the Floating Rate Fund. The Independent Trustees considered the extent to which economies of scale could be realized as the Floating Rate Fund grows and whether the advisory fee reflected those economies of scale. They recognized that the advisory fee for the Floating Rate Fund does not have breakpoints, which would otherwise result in lower advisory fee rates as the Fund grows. They also recognized the Adviser’s assertion that the advisory fee compares favorably to peer group fees and expenses and would remain competitive even at higher asset levels. The Board also recognized the Adviser’s commitment to maintain reasonable overall operating expenses for the Floating Rate Fund.

6. Ancillary benefits

The Board considered other actual and potential financial benefits to the Adviser in concluding that the contractual advisory fee would be fair and reasonable for the Floating Rate Fund. In particular, they noted that the Adviser does not have any affiliates that would materially benefit from the Adviser’s relationship to the Fund except through TCW’s ownership of the Adviser.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Trustees concluded that the Agreement should be fair and reasonable to the Floating Rate Fund and its shareholders, that Fund’s shareholders should receive reasonable value in return for the advisory fees to be paid to the Adviser by the Fund.

205 / Semi-Annual Report September 2013

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BOARD OF TRUSTEES
Andrew Tarica
Laird R. Landmann
Peter McMillan
Martin Luther King, III
Daniel D. Villanueva
Ronald J. Consiglio
Robert G. Rooney
Patrick C. Haden
Charles W. Baldiswieler

OFFICERS
David Lippman
President and Principal Executive Officer

David S. DeVito
Treasurer, Chief Financial Officer and Principal
Accounting Officer

Vincent Bencivenga
Chief Compliance Officer

ADVISER
Metropolitan West Asset Management, LLC
865 South Figueroa Street, Floor 1800
Los Angeles, CA 90017

CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286
TRANSFER AGENT BNY Mellon Investment Servicing (U.S.) Inc. 760 Moore Road King of Prussia, PA 19406
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Deloitte & Touche LLP 350 S. Grand Ave., Suite 200 Los Angeles, CA 90071
DISTRIBUTOR Foreside Funds Distributors LLC 899 Cassatt Road, 400 Berwyn Park Berwyn, PA 19312 LEGAL COUNSEL Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105-3441

For Additional Information about the Metropolitan West Funds call: (213) 244-0000 or (800) 241-4671 (toll-free)

www.mwamllc.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

METSAR2013

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Metropolitan West Funds

By (Signature and Title)* /s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer
(principal executive officer)
Date 12/09/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer
(principal executive officer)

Date 12/09/13

By (Signature and Title)*	/s/ David S. DeVito
David S. DeVito, Treasurer
(principal financial officer)

Date 12/09/13

* Print the name and title of each signing officer under his or her signature.